UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31, 2006

Date of reporting period:	August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Greater China Fund

Annual Report - August 31, 2006

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

President’s Message - Columbia Greater China Fund

Performance Information	1

Understanding Your Expenses	2

Economic Update	3

Portfolio Manager’s Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	27

Unaudited Information	28

Trustees	29

Officers	31

Columbia Funds	33

Important Information about This Report	35

The views expressed in the President’s Message and Portfolio Manager’s Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

We appreciate your continued confidence in the Columbia Funds. Many of the product changes and other initiatives we have told you about in the prior 18 months have been fully completed. The results have been as we expected-a more streamlined product offering with lower expense ratios for the majority of our funds. When coupled with the improvements in our investment process, we believe Columbia Management is well positioned to provide you with an array of products to help meet your investment needs.

We have also made improvements to our servicing platform. Website enhancements and improved account access at www.columbiafunds.com and a recently upgraded automated phone system available at 800.345.6611 provide you with everything you need to manage your relationship with Columbia 24 hours a day, 7 days a week. The new phone system is equipped with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, you can buy, sell or exchange funds either on-line or over the phone. (Buying shares requires that a link has been established between your bank account and Columbia Funds account). Up to-date performance and pricing information is also available on-line or over the phone. We will continue to look for ways to expand capabilities for you in the future.

So, as you read the enclosed portfolio manager commentary on your fund and what has driven its performance results, be assured that we will not rest on the recent success of our product and service enhancements. We will continue to seek ways to provide you with better financial solutions and consistent, high-quality results. We value your relationship with us and will work hard to earn your continued trust.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Performance Information - Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment
05/16/97 – 08/31/06 ($)

sales charge:	without	with
Class A	25,400	23,939
Class B	23,832	23,832
Class C	24,152	24,152
Class Z	26,703	n/a

Growth of a $10,000 investment 05/16/97 – 08/31/06

The chart above shows the growth in value of a $10,000.00 investment in Class A shares of Columbia Greater China Fund during the stated time, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Shares of the Columbia Greater China Fund were offered during a subscription period that began June 20, 1997 and ended July 25, 1997. The subscription proceeds were invested into the fund on July 25, 1997. The fund’s performance returns are calculated from its inception date of May 16, 1997. Index performance is from May 31, 1997.

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
1-year	31.55	23.99	30.57	25.57	30.58	29.58	31.86
5-year	17.55	16.17	16.68	16.46	16.65	16.65	18.45
Life	10.55	9.85	9.80	9.80	9.95	9.95	11.15

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	30.39	22.90	29.41	24.41	29.41	28.41	30.71
5-year	13.27	11.93	12.44	12.19	12.40	12.40	14.14
Life	10.26	9.55	9.51	9.51	9.67	9.67	10.86

The “with sales charge” returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•       For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•       For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,268.38	1,040.98	10.23	9.21	1.79
Class B	1,000.00	1,000.00	1,263.80	1,037.20	14.49	13.04	2.54
Class C	1,000.00	1,000.00	1,264.00	1,037.20	14.49	13.04	2.54
Class Z	1,000.00	1,000.00	1,270.24	1,042.24	8.81	7.93	1.54

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

2

Economic Update - Columbia Greater China Fund

Despite slower growth in the United States, which fuels many of the world’s economies, the overall global economy expanded at a healthy pace during the 12-month period that began September 1, 2005 and ended August 31, 2006. China recorded another spectacular year of 10% + growth. Per capita disposable income of urban residents rose more than 10% to just under 6,000 yuan annually, the equivalent of about $750. Income rose more than 11% for rural residents, but from a considerably lower base. Strong domestic consumption, fixed asset investment and strong demand from the United States and Japan continued to drive China’s growth at a robust pace. Fixed asset investment grew at an annualized rate of nearly 30% in the first half of 2006. Inflation picked up slightly, but not enough to raise significant concern.

Greater China stock markets aided by economic growth

Within this environment, Chinese equities registered a strong return. The MSCI China Index returned 36.91% for the 12-month period. The Hang Seng Index, a broad measure of equity returns in Hong Kong, returned 20.66%. Hong Kong’s stock market performance was capped by rising short-term interest rates in the United States. Hong Kong’s interest rate is linked to the US federal funds rate. When the US Federal Reserve Board (the Fed) took a break in August from its two-year long cycle of short-term interest rate hikes, the Hong Kong stock market rallied, hoping that the break indicated that the Fed was finished with — or at least close to finishing — its rate hikes aimed at curbing inflation in the United States economy. Taiwan’s stock market traded within a narrow range, as the result of political uncertainties and slower growth in the technology sector.

Another year of strong growth forecasted for 2007

China’s engine of growth appears to be on track for another year of strong growth in 2007. If the US succeeds in putting pressure on China to relax its position on the yuan, it could put a slight damper on next year’s prospects — but not much. The United States is China’s major export market and, as such, China is also vulnerable to slower growth in the US economy. Slower export growth in China could cut into corporate profits and put the brakes on soaring investment. However, strong domestic growth, driven by rising household income in both urban and rural areas, and in infrastructure spending are likely to support China’s growth.

Summary

For the 12-month period ended August 31, 2006

•       China’s stock market, as measured by the MSCI China Index, delivered another year of strong returns. Hong Kong stocks, which are vulnerable to changing interest rates in the United States, were also solid performers.

36.91% MSCI China Index

20.66% Hang Seng Index

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

3

Portfolio Manager’s Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/06 ($)
Class A	31.90
Class B	31.14
Class C	31.56
Class Z	33.10

Distributions declared per share

09/01/05 – 08/30/06 ($)
Class A	0.45
Class B	0.27
Class C	0.27
Class Z	0.51

Holdings discussed in this report as of 8/31/06 (%)

China Mengniu Dairy Company, Ltd.	1.6
Yantai Changyu Pioneer Wine	0.2
China Life Insurance Company, Ltd.	6.7
Ping An Insurance Company of China Ltd.	2.4
China Mobile Hong Kong Ltd.	17.5
PetroChina Company Ltd.	11.4
CNOOC Ltd.	5.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers’ Report

For the 12-month period ended August 31, 2006, class A shares of Columbia Greater China Fund returned 31.55% without sales charge. This was less than the 36.91% return of the MSCI China Index, the fund’s benchmark. However, the fund’s return was higher than the 20.66% return of the Hang Seng Stock Index, an index that tracks the performance of Hong Kong stocks, which are not included in the MSCI China Index.(1) The fund also outperformed the 27.89% average of its peer group, the Lipper China Region Funds Category.(2) The fund’s return relative to the MSCI China Index was affected by investments in the Hong Kong and Taiwan markets, which significantly underperformed the Chinese market.

Consumer stocks drove performance

Throughout the 12 months, we continued to focus on two primary themes — rising consumer spending and infrastructure development. The fund had substantial positions in consumer discretionary and consumer staples stocks, which contributed the best relative returns. In China, China Mengniu Dairy Company, Ltd., the largest dairy producer, and Yantai Changyu Pioneer Wine, one of the top three wine producers, enjoyed strong sales and profitability. We took some profits in both companies, reducing their positions in the portfolio. In addition, we had more exposure than the index to certain insurance stocks (in the financials sector), such as China Life Insurance Company, Ltd. and Ping An Insurance Company of China Ltd. Both companies doubled in value, as rising household incomes drove demand for insurance products.

Investments in the telecommunications and energy sectors provided the best absolute returns. In the telecommunications sector, a lack of competition in the wireless telephone market and strong subscriber growth in rural areas resulted in a more than 50% gain for China Mobile Hong Kong Ltd. Among energy companies, PetroChina Company Ltd. and CNOOC Ltd. were buoyed by better production capabilities and profitability. Toward the end of the reporting period when oil prices began to fall, the share prices of both companies declined. However, the pull-backs were not large enough to erase the strong contributions that these companies made to performance.

Real estate, financial and materials investments were disappointing

A lower-than-index weight and stock selection in the real estate sector in China fell short of our expectations. Real estate stocks produced relatively strong results, so the fund’s underweight hampered return. And because we emphasized regional property

(1)          The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. The Hang Seng Stock Index is an index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2)          Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

stocks, rather than the better-performing national property stocks, our investments also held back return. Rising US interest rates and the relatively weak US dollar had a negative impact on real estate and financial stocks in Hong Kong, and our investments in these areas detracted from performance.

During the reporting period, there was a strong run-up in the materials sector, which we believe was fueled largely by speculation and an excessive amount of cash in the market. Because we felt this situation presented an unfavorable risk/reward dynamic, we maintained a smaller-than-index position in materials. This hurt performance, because the stocks of gold and copper mining companies soared following a substantial rise in commodities prices.

Mainland China continues to be primary focus

In China, we believe that rising domestic consumption, the build-out of infrastructure and government policies designed to manage growth have the potential to be positive for stocks. We expect solid performance from the consumer staples, retailing and telecommunications areas, where we expect to have above-index weights. In Taiwan and Hong Kong, we believe that the financial markets are likely to be affected by economic growth and interest-rate levels in the United States. Less than 4% of the fund is expected to be invested in Taiwan, where we are concerned about lackluster income growth and high consumer debt, as well as a possible slowdown of the US economy in 2007. In Hong Kong, we believe that the potential end of Federal Reserve Board interest-rate hikes could be positive for property developers and financial companies, and we expect to have above-index positions in these areas.

We believe that rising domestic consumption, the build-out of infrastructure and government policies designed to manage growth have the potential to be positive for China’s stock market.

Top 10 holdings as of 08/31/06 (%)

China Mobile Hong Kong Ltd.	17.5
PetroChina	11.4
China Life Insurance Company, Ltd.	6.7
CNOOC Ltd.	5.4
Cosco Pacific	3.2
China Merchant Holdings International	2.6
iShares Trust FTSE/Xinhua China 25 Index	2.5
China Petroleum & Chemical	2.5
Ping An Insurance Company of China Ltd.	2.4
Li & Fung	2.1

Top 5 sectors as of 08/31/06 (%)

Energy	22.4
Telecommunication Services	21.0
Financials	18.7
Industrials	15.9
Consumer Discretionary	7.3

5

Fund Profile - Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+31.55% Class A Shares

+36.91% MSCI China Index

Management Style

Equity Style

Summary

•       For the 12-month period ended August 31, 2006, the fund’s class A shares returned 31.55% without sales charge.

•       The fund’s return was lower than the return of the MSCI China Index because it also invests in Hong Kong and Taiwan, which are not included in the index.

•       However, the fund outperformed the average return of the Lipper China Region Funds Category. Stocks in the consumer, financial, telecommunications and energy sectors drove the fund’s outstanding performance relative to its peer group.

Portfolio Management

Jasmine Huang has co-managed the fund since May 2005. Ms. Huang has been with the advisor and its predecessors or affiliate organizations since September 2003.

Fred Copper, lead manager for the Columbia Greater China Fund, has co-managed the fund since October 2005. Mr. Copper has been with the advisor and its predecessors or affiliate organizations since September 2005.

Disclosure

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings.

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

6

Investment Portfolio – Columbia Greater China Fund (August 31, 2006)

Common Stocks – 95.5%

		Shares	Value ($)
Consumer Discretionary – 7.3%
Automobiles – 0.6%	Great Wall Motor Co., Ltd., Class H	1,040,682	817,585
	Automobiles Total		817,585

Distributors – 3.6%	China Resources Enterprise Ltd.	974,000	2,224,210
	Li & Fung Ltd.	1,249,600	2,978,892
	Distributors Total		5,203,102

Hotels, Restaurants & Leisure – 1.2%	Cafe de Coral Holdings Ltd.	976,000	1,488,362
	Shanghai Jinjiang International Hotels Development Co., Ltd., Class B	372,800	323,590
	Hotels, Restaurants & Leisure Total		1,811,952

Specialty Retail – 1.9%	Esprit Holdings Ltd.	324,000	2,695,400
	Specialty Retail Total		2,695,400

Consumer Discretionary Total			10,528,039

Consumer Staples – 2.3%
Beverages – 0.2%	Yantai Changyu Pioneer Wine Co., Class B	126,510	333,467
	Beverages Total		333,467

Food Products – 1.6%	China Mengniu Dairy Co., Ltd.	1,789,000	2,291,098
	Food Products Total		2,291,098

Personal Products – 0.5%	China Flavors & Fragrances Co. Ltd. (a)	1,514,000	626,838
	Personal Products Total		626,838

Consumer Staples Total			3,251,403

Energy – 22.4%
Oil, Gas & Consumable Fuels – 22.4%	China Petroleum & Chemical Corp., Class H	6,004,000	3,566,618
	China Shenhua Energy Co., Ltd., Class H	1,574,000	2,784,820
	CNOOC Ltd.	8,858,500	7,733,995
	PetroChina Co., Ltd., Class H	14,544,000	16,400,512
	Yanzhou Coal Mining Co., Ltd., Class H	2,468,000	1,742,174
	Oil, Gas & Consumable Fuels Total		32,228,119

Energy Total			32,228,119

Financials – 18.7%
Commercial Banks – 2.3%	Bank of China Ltd., Class H (a)	4,943,000	2,148,232
	Dah Sing Financial Holdings Ltd.	138,000	1,183,529
	Commercial Banks Total		3,331,761

Consumer Finance – 0.3%	Aeon Credit Service Co., Ltd.	538,000	397,763
	Consumer Finance Total		397,763

Insurance – 9.1%	China Life Insurance Co., Ltd., Class H	5,380,000	9,546,305
	Ping An Insurance (Group) Co., Ltd., Class H	1,073,000	3,511,247
	Insurance Total		13,057,552

See Accompanying Notes to Financial Statements.

7

		Shares	Value ($)
Financials (continued)
Real Estate Management & Development – 7.0%	Cheung Kong Holdings Ltd.	117,000	1,293,021
	China Merchants Property Development Co., Ltd.	761,396	1,127,813
	Guangzhou R&F Properties Co., Ltd., Class H	484,000	2,427,079
	Shanghai Forte Land Co., Ltd., Class H	1,564,000	504,759
	Sun Hung Kai Properties Ltd.	247,000	2,693,189
	Swire Pacific Ltd., Class A	190,000	2,086,342
	Real Estate Management & Development Total		10,132,203

Financials Total			26,919,279

Health Care – 0.8%
Pharmaceuticals – 0.8%	China Shineway Pharmaceutical Group Ltd.	1,832,000	1,201,350
	Pharmaceuticals Total		1,201,350

Health Care Total			1,201,350

Industrials – 15.9%
Commercial Services & Supplies – 0.4%	Guangdong Nan Yue Logistics Co., Ltd., Class H	1,571,000	595,898
	Commercial Services & Supplies Total		595,898

Electrical Equipment – 4.5%	Dongfang Electrical Machinery Co., Ltd., Class H	500,000	883,346
	Harbin Power Equipment, Class H	2,252,000	1,960,338
	Shanghai Electric Group Co., Ltd., Class H (b)(c)	6,690,000	2,081,687
	Wasion Meters Group Ltd.	3,470,000	1,499,142
	Electrical Equipment Total		6,424,513

Industrial Conglomerates – 1.8%	Hutchison Whampoa Ltd.	286,200	2,599,895
	Industrial Conglomerates Total		2,599,895

Machinery – 0.6%	Xinjiang Tianye Water Saving Irrigation System Co., Ltd., Class H	3,728,000	834,063
	Machinery Total		834,063

Transportation Infrastructure – 8.6%	Anhui Expressway Co., Ltd., Class H	1,482,000	979,457
	Beijing Capital International Airport Co., Ltd., Class H	890,000	581,336
	China Merchants Holdings International Co., Ltd.	1,258,000	3,655,637
	Cosco Pacific Ltd.	2,042,000	4,573,807
	Jiangsu Expressway Co., Ltd., Class H	2,260,000	1,319,284
	Zhejiang Expressway Co., Ltd., Class H	1,992,000	1,280,658
	Transportation Infrastructure Total		12,390,179

Industrials Total			22,844,548

Information Technology – 3.2%
Computers & Peripherals – 0.7%	Lite-On Technology Corp.	842,000	1,045,573
	Computers & Peripherals Total		1,045,573

Electronic Equipment & Instruments – 0.4%	Hon Hai Precision Industry Co., Ltd.	115,712	652,488
	Electronic Equipment & Instruments Total		652,488

See Accompanying Notes to Financial Statements.

8

		Shares	Value ($)
Information Technology (continued)
Internet Software & Services – 1.0%	NetEase.com, Inc., ADR (a)	80,828	1,414,490
	Internet Software & Services Total		1,414,490

Semiconductors & Semiconductor Equipment – 1.1%	Taiwan Semiconductor Manufacturing Co., Ltd.	869,794	1,536,183
	Semiconductors & Semiconductor Equipment Total		1,536,183

Information Technology Total			4,648,734

Telecommunication Services – 21.0%
Diversified Telecommunication Services – 2.7%	China Telecom Corp., Ltd., Class H	8,624,000	2,894,164
	Chunghwa Telecom Co. Ltd.	602,820	989,536
	Diversified Telecommunication Services Total		3,883,700

Wireless Telecommunication Services – 18.3%	China Mobile Ltd.	3,741,500	25,160,622
	Taiwan Mobile Co., Ltd	1,186,000	1,103,206
	Wireless Telecommunication Services Total		26,263,828

Telecommunication Services Total			30,147,528

Utilities – 3.9%
Gas Utilities – 3.5%	Hong Kong & China Gas Co., Ltd.	979,304	2,279,135
	Xinao Gas Holdings Ltd.	2,912,000	2,770,748
	Gas Utilities Total		5,049,883

Independent Power Producers & Energy Traders – 0.4%	Guangdong Electric Power Development Co., Ltd., Class B	1,042,800	493,427
	Independent Power Producers & Energy Traders Total		493,427

Utilities Total			5,543,310
	Total Common Stocks (cost of $92,052,858)		137,312,310

Investment Company – 2.5%
	iShares FTSE/Xinhua China 25 Index Fund	45,707	3,621,366
	Total Investment Company (cost of $3,547,373)		3,621,366

			Par ($)
Short-Term Obligation – 4.1%
	Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Bond maturing 02/15/29, market value of $5,984,140 (repurchase proceeds $5,866,841)	5,866,000	5,866,000
	Total Short-Term Obligation (cost of $5,866,000)		5,866,000

	Total Investments – 102.1% (cost of $101,466,231) (d)		146,799,676

	Other Assets & Liabilities, Net – (2.1)%		(3,082,289)

	Net Assets – 100.0%		143,717,387

See Accompanying Notes to Financial Statements.

9

Notes to Investment Portfolio:

(a)	Non-income producing security.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)	Illiquid security.
(d)	Cost for federal income tax purposes is $101,475,600.

The Fund was invested in the following countries at August 31, 2006:

Country (unaudited)	Value ($)	% of Total Investments
China	$72,562,891	49.4%
Hong Kong	63,043,799	43.0
United States*	5,866,000	4.0
Taiwan	5,326,986	3.6
	$146,799,676	100.0%

* Represents short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.
At August 31, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Energy	22.4%
Telecommunication Services	21.0
Financials	18.7
Industrials	15.9
Consumer Discretionary	7.3
Utilities	3.9
Information Technology	3.2
Consumer Staples	2.3
Health Care	0.8
Investment Company	2.5
Short-Term Obligation	4.1
Other Assets & Liabilities, Net	(2.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Greater China Fund (August 31, 2006)

		($)
Assets	Investments, at cost	101,466,231

	Investments, at value	146,799,676
	Cash	657
	Foreign currency (cost of $36,302)	36,006
	Receivable for:
	Fund shares sold	716,185
	Interest	841
	Dividends	196,771
	Deferred Trustees’ compensation plan	10,735
	Total Assets	147,760,871

Liabilities	Payable for:
	Investments purchased	3,578,549
	Fund shares repurchased	181,237
	Investment advisory fee	113,875
	Transfer agent fee	47,526
	Pricing and bookkeeping fees	5,796
	Trustees’ fees	135
	Custody fee	12,035
	Reports to shareholders	29,822
	Distribution and service fees	50,212
	Chief compliance officer expenses	349
	Deferred Trustees’ fees	10,735
	Other liabilities	13,213
	Total Liabilities	4,043,484

	Net Assets	143,717,387

Composition of Net Assets	Paid-in capital	122,142,587
	Undistributed net investment income	396,489
	Accumulated net realized loss	(24,154,028)
	Net unrealized appreciation (depreciation) on:
	Investments	45,333,445
	Foreign currency translations	(1,106)
	Net Assets	143,717,387

See Accompanying Notes to Financial Statements.

11

Class A	Net assets	$84,492,378
	Shares outstanding	2,648,543
	Net asset value per share	$31.90	(a)
	Maximum offering price per share ($31.90/0.9425)	$33.85	(b)

Class B
	Net assets	$17,175,731
	Shares outstanding	551,551
	Net asset value and offering price per share	$31.14	(a)

Class C
	Net assets	$22,228,503
	Shares outstanding	704,433
	Net asset value and offering price per share	$31.56	(a)

Class Z
	Net assets	$19,820,775
	Shares outstanding	598,726
	Net asset value, offering and redemption price per share	$33.10	(a)

(a)          Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or any applicable redemption fees.

(b)         On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Greater China Fund

(For the Year Ended August 31, 2006)

		($)
Investment Income	Dividends	2,890,240
	Interest	100,062
	Total Investment Income (net of foreign taxes withheld of $54,376)	2,990,302

Expenses	Investment advisory fee	1,062,415
	Distribution fee:
	Class B	109,376
	Class C	134,020
	Service fee:
	Class A	164,839
	Class B	36,459
	Class C	44,673
	Transfer agent fee	192,436
	Pricing and bookkeeping fees	72,992
	Trustees’ fees	14,123
	Custody fee	119,811
	Chief compliance officer expenses (See Note 4)	4,686
	Non-recurring costs (See Note 10)	992
	Other expenses	201,889
	Total Expenses	2,158,711

	Fees and expenses waived or reimbursed by Transfer Agent	(11,386)
	Non-recurring costs assumed by Investment Advisor (See Note 10)	(992)
	Custody earnings credit	(159)
	Net Expenses	2,146,174

	Net Investment Income	844,128

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	6,773,409
	Foreign currency transactions	(9)
	Reimbursement for a loss due to a trading error (See Note 9)	30,541
	Net realized gain	6,803,941

	Net change in unrealized appreciation on:
	Investments	22,214,764
	Foreign currency translations	4,032
	Net change in unrealized appreciation	22,218,796
	Net Gain	29,022,737

	Net Increase in Net Assets from Operations	29,866,865

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Greater China Fund

Increase (Decrease) in Net Assets:	Year Ended August 31	2006 ($)	2005 ($)
Operations	Net investment income	844,128	944,851
	Net realized gain on investments and foreign currency transactions	6,803,941	4,638,435
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	22,218,796	9,098,877
	Net Increase from Operations	29,866,865	14,682,163

Distributions Declared to Shareholders	From net investment income:
	Class A	(989,679)	(470,125)
	Class B	(139,342)	(28,877)
	Class C	(164,858)	(26,795)
	Class Z	(181,558)	(73,253)
	Total Distributions Declared to Shareholders	(1,475,437)	(599,050)

Share Transactions	Class A:
	Subscriptions	27,817,205	11,335,289
	Distributions reinvested	790,677	375,691
	Redemptions	(14,974,466)	(13,860,380)
	Net Increase (Decrease)	13,633,416	(2,149,400)

	Class B:
	Subscriptions	4,014,279	2,584,509
	Distributions reinvested	98,809	20,937
	Redemptions	(3,312,272)	(2,445,536)
	Net Increase	800,816	159,910

	Class C:
	Subscriptions	7,539,811	4,564,146
	Distributions reinvested	121,526	21,479
	Redemptions	(3,743,795)	(2,110,445)
	Net Increase	3,917,542	2,475,180

	Class Z:
	Subscriptions	9,777,827	3,799,173
	Distributions reinvested	133,297	60,969
	Redemptions	(2,479,717)	(1,282,989)
	Net Increase	7,431,407	2,577,153
	Net Increase from Share Transactions	25,783,181	3,062,843
	Redemption fees	23,219	3,370

	Total Increase in Net Assets	54,197,828	17,149,326

Net Assets	Beginning of period	89,519,559	72,370,233
	End of period	143,717,387	89,519,559
	Undistributed net investment income, at end of period	396,489	868,300

See Accompanying Notes to Financial Statements.

14

Increase (Decrease) in Net Assets:	Year Ended August 31	2006	2005
Changes in Shares	Class A:
	Subscriptions	968,912	488,532
	Issued for distributions reinvested	31,129	16,264
	Redemptions	(538,245)	(609,193)
	Net Increase (Decrease)	461,796	(104,397)

	Class B:
	Subscriptions	142,689	114,739
	Issued for distributions reinvested	3,963	922
	Redemptions	(120,972)	(108,633)
	Net Increase	25,680	7,028

	Class C:
	Subscriptions	265,002	197,242
	Issued for distributions reinvested	4,811	934
	Redemptions	(132,451)	(92,593)
	Net Increase	137,362	105,583

	Class Z:
	Subscriptions	327,510	160,742
	Issued for distributions reinvested	5,065	2,550
	Redemptions	(86,003)	(53,455)
	Net Increase	246,572	109,837

See Accompanying Notes to Financial Statements.

15

Financial Highlights - Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares Year Ended August 31,	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$24.68		$20.64		$17.88		$14.29		$14.91

Income from Investment Operations:
Net investment income (a)	0.26		0.31		0.17		0.14		0.10
Net realized and unrealized gain (loss) on investments and foreign currency	7.41		3.94		2.70		3.53		(0.57)
Total from Investment Operations	7.67		4.25		2.87		3.67		(0.47)

Less Distributions Declared to Shareholders:
From net investment income	(0.45)		(0.21)		(0.11)		(0.08)		(0.15)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—		—

Net Asset Value, End of Period	$31.90		$24.68		$20.64		$17.88		$14.29
Total return (c)	31.55	%(d)(e)	20.66%		16.11%		25.84	%(d)	(3.22	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	1.73%		1.76%		1.89%		2.15%		2.15%
Interest expense	—		—		—		—	%(g)	—	%(g)
Expenses (f)	1.73%		1.76%		1.89%		2.15%		2.15%
Net investment income (f)	0.93%		1.35%		0.84%		0.97%		0.65%
Waiver/reimbursement	0.01%		—		—		0.37%		0.29%
Portfolio turnover rate	32%		24%		25%		33%		16%
Net assets, end of period (000’s)	$84,492		$53,975		$47,282		$42,685		$33,201

(a)          Per share data was calculated using average shares outstanding during the period.

(b)         Rounds to less than $0.01 per share.

(c)          Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)         Had the Investment Advisor, Administrator and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)          Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error.

(f)            The benefits derived from custody credits had an impact of less than 0.01%.

(g)         Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Selected data for a share outstanding throughout each period is as follows:

Class B Shares Year Ended August 31,	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$24.11		$20.18		$17.51		$14.02		$14.63

Income from Investment Operations:
Net investment income (loss) (a)	0.05		0.14		0.05		0.04		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	7.25		3.85		2.62		3.45		(0.55)
Total from Investment Operations	7.30		3.99		2.67		3.49		(0.57)

Less Distributions Declared to Shareholders:
From net investment income	(0.27)		(0.06)		—		—		(0.04)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—		—

Net Asset Value, End of Period	$31.14		$24.11		$20.18		$17.51		$14.02
Total return (d)	30.57	%(d)(e)	19.77%		15.25%		24.89	%(d)	(3.93	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	2.48%		2.51%		2.64%		2.90%		2.90%
Interest expense	—		—		—		—	%(g)	—	%(g)
Expenses (f)	2.48%		2.51%		2.64%		2.90%		2.90%
Net investment income (loss) (f)	0.19%		0.60%		0.23%		0.30%		(0.10)%
Waiver/reimbursement	0.01%		—		—		0.37%		0.29%
Portfolio turnover rate	32%		24%		25%		33%		16%
Net assets, end of period (000’s)	$17,176		$12,680		$10,471		$5,121		$3,850

(a)          Per share data was calculated using average shares outstanding during the period.

(b)         Rounds to less than $0.01 per share.

(c)          Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)         Had the Investment Advisor, Administrator and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)          Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error.

(f)            The benefits derived from custody credits had an impact of less than 0.01%.

(g)         Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Selected data for a share outstanding throughout each period is as follows:

Class C Shares Year Ended August 31,	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$24.43		$20.45		$17.76		$14.22		$14.84

Income from Investment Operations:
Net investment income (loss) (a)	0.05		0.14		0.04		0.05		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	7.35		3.90		2.65		3.49		(0.56)
Total from Investment Operations	7.40		4.04		2.69		3.54		(0.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.27)		(0.06)		—		—		(0.04)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—		—

Net Asset Value, End of Period	$31.56		$24.43		$20.45		$17.76		$14.22
Total return (c)	30.58	%(d)(e)	19.75%		15.15%		24.89	%(d)	(3.94	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	2.48%		2.51%		2.64%		2.90%		2.90%
Interest expense	—		—		—		—	%(g)	—	%(g)
Expenses (f)	2.48%		2.51%		2.64%		2.90%		2.90%
Net investment income (loss) (f)	0.20%		0.60%		0.20%		0.35%		(0.10)%
Waiver/reimbursement	0.01%		—		—		0.37%		0.29%
Portfolio turnover rate	32%		24%		25%		33%		16%
Net assets, end of period (000’s)	$22,229		$13,853		$9,436		$3,316		$1,812

(a)          Per share data was calculated using average shares outstanding during the period.

(b)         Rounds to less than $0.01 per share.

(c)          Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)         Had the Investment Advisor, Administrator and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)          Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error.

(f)            The benefits derived from custody credits had an impact of less than 0.01%.

(g)         Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares Year Ended August 31,	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$25.59		$21.38		$18.51		$14.41		$15.05

Income from Investment Operations:
Net investment income (a)	0.37		0.40		0.22		0.11		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	7.65		4.07		2.81		4.10		(0.59)
Total from Investment Operations	8.02		4.47		3.03		4.21		(0.45)

Less Distributions Declared to Shareholders:
From net investment income	(0.51)		(0.26)		(0.16)		(0.12)		(0.19)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	0.01		—

Net Asset Value, End of Period	$33.10		$25.59		$21.38		$18.51		$14.41
Total return (c)	31.86	%(d)(e)	21.00%		16.44%		29.51	%(d)	(3.10	)%(d)

Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	1.48%		1.51%		1.64%		1.90%		1.90%
Interest expense	—		—		—		—	%(g)	—	%(g)
Expenses (f)	1.48%		1.51%		1.64%		1.90%		1.90%
Net investment income (f)	1.25%		1.60%		1.06%		0.70%		0.90%
Waiver/reimbursement	0.01%		—		—		0.37%		0.29%
Portfolio turnover rate	32%		24%		25%		33%		16%
Net assets, end of period (000’s)	$19,821		$9,012		$5,182		$1,996		$138

(a)          Per share data was calculated using average shares outstanding during the period.

(b)         Rounds to less than $0.01 per share.

(c)          Total return at net asset value assuming all distributions reinvested.

(d)         Had the Investment Advisor, Administrator and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)          Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error.

(f)            The benefits derived from custody credits had an impact of less than 0.01%.

(g)         Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Greater China Fund (August 31, 2006)

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective March 27, 2006, the Fund was redomiciled into a new series of Columbia Funds Series Trust I. Prior to March 27, 2006, the Fund was a series of Columbia Funds Trust II.

Investment Goal

The Fund seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of companies whose primary activities are in the Greater China Region.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a

20

security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. The investment advisor is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and Passive Foreign Investment Company (PFIC) adjustments were

21

identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$159,498	$(159,498)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

	August 31, 2006	August 31, 2005
Distributions paid from:
Ordinary income*	1,475,437	$599,050

*                         For tax purposes short term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$408,670	$—	$45,324,076

*                 The differences between book-basis and tax-basis net unrealized appreciation are primarily due to capital loss carryforwards and wash sales deferrals.

Unrealized appreciation and depreciation at August 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$48,590,156
Unrealized depreciation	(3,266,080)
Net unrealized appreciation	$45,324,076

The following capital loss carryforwards, determined as of August 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$18,393,031
2008	703,958
2010	5,047,669
$24,144,658

Capital loss carryforwards of $6,653,813 were utilized during the year ended August 31, 2006. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

For the year ended August 31, 2006, the Fund’s effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

22

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended August 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.065% of the Fund’s average daily net assets.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses. For the year ended August 31, 2006, the Transfer Agent voluntarily waived fees of $11,386 for the Fund.

For the year ended August 31, 2006, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.16% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended August 31, 2006, the Distributor has retained net underwriting discounts of $51,584 on sales of the Fund’s Class A shares and received net CDSC fees of $51, $22,476 and $6,914 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”) which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the

23

Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2006, the Fund paid $2,252 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Portfolio Information

For the year ended August 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $61,702,001 and $34,656,338, respectively.

Note 6. Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended August 31, 2006 the redemption fees for the Class A, Class B, Class C and Class Z shares of the Fund amounted to $13,810, $3,002, $3,676, and $2,731, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in “Other expenses” on the Statement of Operations. For the year ended August 31, 2006, the Fund did not borrow under this arrangement.

Note 8. Shares of Beneficial Interest

As of August 31, 2006, the Fund had a shareholder that held 12.4% of the shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Other

During the year ended August 31, 2006, Columbia reimbursed the Fund $30,541 for a realized loss due to a trading error incurred in 2005.

Note 10. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

24

Geographic Concentration

Because the Fund’s investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Industry Focus

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC, (now named Columbia Management Advisors, LLC) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the Former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a

25

derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damage and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended August 31, 2006, Columbia has assumed $992 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

26

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (constituting part of Columbia Funds Series Trust I, hereafter referred to as the “Fund”) at August 31, 2006, the results of its operations for the year ended August 31, 2006, the changes in its net assets for the years ended August 31, 2006 and 2005 and the financial highlights for the years ended August 31, 2006, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the years ended August 31, 2003 and 2002 were audited by other independent accountants whose report dated October 17, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2006

27

Unaudited Information – Columbia Greater China Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended August 31, 2006, amounting to $54,376 ($0.01 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on form 1099-DIV for the year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $2,933,007 ($0.65 per share) for the fiscal year ended August 31, 2006.

For non-corporate shareholders, 51.31% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the fund for the period September 1, 2005 to August 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1009-DIV form.

28

Trustees – Columbia Greater China Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, address and year of birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83(2), None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

(1)          In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

29

Name, address and year of birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83(2), None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999;

Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

(2)          Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(3)          Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

30

Officers – Columbia Greater China Fund

Officers

Name, address and year of birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949)
100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

31

Name, address and year of birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

32

Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

33

Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

34

Important Information About This Report

Columbia Greater China Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

35

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Greater China Fund

Annual Report - August 31, 2006

800-345-6611 www.columbiafunds.com

SHC-42/113673-0806 (10/06) 06/30473

Columbia Federal Securities Fund

Annual Report - August 31, 2006

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

President’s Message – Columbia Federal Securities Fund

Performance Information	1

Understanding Your Expenses	2

Economic Update	3

Portfolio Manager’s Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	42

Fund Governance	43

Columbia Funds	48

Important Information about This Report	50

The views expressed in the President’s Message and Portfolio Manager’s Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

We appreciate your continued confidence in the Columbia Funds. Many of the product changes and other initiatives we have told you about in the prior 18 months have been fully completed. The results have been as we expected—a more streamlined product offering with lower expense ratios for the majority of our funds. When coupled with the improvements in our investment process, we believe Columbia Management is well positioned to provide you with an array of products to meet your investment needs.

We have also made improvements to our servicing platform. Website enhancements and improved account access at www.columbiafunds.com and a recently upgraded automated phone system available at 800.345.6611 provide you with everything you need to manage your relationship with Columbia 24 hours a day, 7 days a week. The new phone system is equipped with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, you can buy, sell or exchange funds either on-line or over the phone. (Buying shares requires that a link has been established between your bank account and Columbia Funds account). Up to-date performance and pricing information is also available on-line or over the phone. We will continue to look for ways to expand capabilities for you in the future.

So, as you read the enclosed portfolio manager commentary on your fund and what has driven its performance results, be assured that we will not rest on the recent success of our product and service enhancements. We will continue to seek ways to provide you with better financial solutions and consistent, high-quality results. We value your relationship with us and will work hard to earn your continued trust.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Performance Information – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment
09/01/96 – 08/31/06 ($)

sales charge	without	with
Class A	17,426	16,598
Class B	16,175	16,175
Class C	16,395	16,395
Class Z	17,760	n/a

Growth of a $10,000 investment 09/01/96 – 08/31/06

The chart above shows the growth in value of a hypothetical $10,000 investment in class A shares of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Citigroup Government/Mortgage Index is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Government index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
1-year	1.07	-3.73	0.32	-4.52	0.47	-0.50	1.33
5-year	3.98	2.97	3.20	2.86	3.36	3.36	4.23
10-year	5.71	5.20	4.93	4.93	5.07	5.07	5.91

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	-1.62	-6.29	-2.36	-7.07	-2.21	-3.15	-1.38
5-year	4.10	3.09	3.33	2.98	3.48	3.48	4.36
10-year	5.38	4.87	4.60	4.60	4.73	4.73	5.57

The “with sales charge” returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemptions of fund shares.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C and class Z are newer classes of shares. Class C share performance information includes returns of the fund’s class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class Z share performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These returns have not been adjusted to reflect any difference in expenses (such as Rule 12b-1 fees) between any of the predecessor shares and the newer classes of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A shares were initially offered on March 30, 1984, class B shares were initially offered on June 8, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on January 11, 1999.

1

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•              For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•              For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.          Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.          In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.36	1,020.27	4.97	4.99	0.98
Class B	1,000.00	1,000.00	1,009.58	1,016.48	8.76	8.79	1.73
Class C	1,000.00	1,000.00	1,010.33	1,017.24	8.01	8.03	1.58
Class Z	1,000.00	1,000.00	1,014.67	1,021.53	3.71	3.72	0.73

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

2

Economic Update – Columbia Federal Securities Fund

The US economy grew at a solid but uneven pace during the 12-month period that began September 1, 2005 and ended August 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.6% as job growth provided support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Early in the period, the economy reeled from the effects of hurricanes Katrina and Rita, which devastated the Gulf Coast late last summer. The twin storms disrupted the flow of energy products and left millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.8% in the fourth quarter of 2005.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%. Job growth resumed at a healthy pace, and consumer confidence rebounded. Yet, the once strong housing market showed signs of serious slowing. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets. Consumer spending growth moved lower in the final months of the period, and economic growth slowed. After 17 consecutive short-term interest rate hikes, the Fed took no action in its August meeting, a potential indication that it may be more concerned with maintaining growth than reining in inflation. The federal funds rate, a key short-term lending rate, ended the period at 5.25%.

Bond market maintained a positive return

The US bond market delivered modest but positive returns, as interest rates edged lower for the last two months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.74% — about three-quarters of a percentage point higher than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 1.71% for the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.45%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index — a broad measure of large company stock market performance — returned a respectable 8.88% for this reporting period. Small- and mid-cap stocks did slightly better than large-cap stocks; however, the margin or difference narrowed considerably over previous periods. The Russell 2000 Index returned 9.36%, while the Russell Midcap Index(1) returned 9.05%. Energy stocks and real estate investment trusts led the US stock market. However, energy pulled back in the final months of the period as commodity prices retreated. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 24.28%.

(1)          The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended August 31, 2006

•              Investment-grade bonds rebounded in the final months of the period, lifting the Lehman Brothers U.S. Aggregate Bond Index to a positive return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

•              Despite volatility, the broad stock market, as measured by the S&P 500 Index, returned 8.88%. Foreign stocks did considerably better than domestic stocks, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The MSCI EAFE Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

3

Portfolio Manager’s Report – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

Net asset value per share as of 08/31/06 ($)

Class A	10.38
Class B	10.38
Class C	10.38
Class Z	10.38

Distributions declared per share 09/01/05 – 08/31/06 ($)

Class A	0.46
Class B	0.38
Class C	0.39
Class Z	0.48

“We plan to stay active in managing both interest-rate sensitivity and sector exposure.”

For the 12-month period ended August 31, 2006, Columbia Federal Securities Fund class A shares returned 1.07% without sales charge. The fund’s return, which is reported after expenses, was lower than the 1.99% return of the Citigroup Government/Mortgage Index, which has no expenses.(1) The fund’s relatively longer duration made it more sensitive to interest rate changes than the index, which hampered relative performance as interest rates rose and bond prices fell. Duration is a measure of interest rate sensitivity. We tend to lengthen duration when we expect interest rates to decline. If we are right, the move can aid performance. If we are wrong, and rates move higher, it can detract from performance, which was the case during this reporting period. The fund beat the 0.19% average return of the Lipper General US Government Funds Category(2) largely because of its heavy allocation to mortgage bonds, which outperformed Treasuries over the period.

Rising interest rates pressured government bond returns

Against a backdrop of solid economic growth, the Federal Reserve Board (the Fed) raised short-term interest rates. The Fed raised the federal funds rate — the target overnight interest rate at which banks lend each other money — seven times, from 3.50% last August to 5.25% by period end. In this environment, bond prices declined, and bond yields moved higher across all maturities. Two-year Treasury yields began the period at 3.81% and finished at 4.78%. Yields on shorter-term bonds climbed faster than yields on longer-term issues, and two-year Treasury yields closed the period slightly higher than 10-year yields.

Mortgage bonds aided performance

With considerable pressure on Treasury bonds, we boosted the fund’s already sizable allocation to mortgage bonds to 58% by period end. Mortgage bond valuations looked attractive relative to other sectors. Plus, we expected mortgages, which typically offer a yield advantage over Treasuries, to fare well if interest rates remained relatively stable. Given the fund’s already high stake in the sector, we added 15-year issues, which tend to be more defensive in the event of increased market volatility. We mostly chose bonds with 5.5% coupons (or stated interest rates), while reducing the fund’s investment in issues with 5.0% coupons.

We also modestly increased the fund’s stake in asset-backed securities, which outperformed Treasuries of similar maturities. Most additions were non-agency mortgage bonds. To help fund new purchases, we virtually eliminated corporate bonds from the portfolio late in the period. Corporate bond spreads — the difference in yield between corporate bonds and Treasuries — had narrowed, and we were concerned that slower economic growth might hurt the sector.

(1)          The Citigroup Government/Mortgage Index is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Government index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(2)          Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund, Lipper makes no adjustment for the effect of sales loads.

4

Reduction in Treasury stake

As rising interest rates curbed refinancing activity, the expected life of mortgage bonds lengthened, increasing their sensitivity to interest rate changes. To help offset some of this increase, we cut back on Treasuries, which ended the period at 39% of assets. Within the Treasury sector, we also shifted our focus to three- and 10-year issues instead of five-year issues, which worked well as the yield curve flattened, then inverted. The yield curve is a graphic depiction of bond yields across the maturity spectrum, from short to long. In a normal economic environment, short-term yields are lower than intermediate-term yields, which are lower than long-term yields.

Waiting for indications of Fed’s next move

Although the fund’s longer duration hampered performance during the reporting period, we let the fund’s sensitivity to interest rates climb modestly higher because we think there is a likelihood that interest rates may stay low as economic growth slows and inflation remains contained. Like the Fed, we continue to watch economic indicators, including inflation, housing, energy and other commodity prices, for signs of change. Higher-than-expected inflation, for example, would likely hurt government bond prices, whereas a drastic slowdown in economic growth would likely lower bond yields and boost their prices. We plan to stay active in managing both interest-rate sensitivity and sector exposure. Our focus will remain on finding the best relative value across sectors with a focus on Treasuries and mortgages.

Portfolio duration (years)

As of 08/31/06	4.7
As of 02/28/06	5.0

30-day SEC yields as of 08/31/06 (%)

Class A	4.33
Class B	3.82
Class C	3.95
Class Z	4.80

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower for class C.

Average life breakdown as of 08/31/06 (%)

0-1 years	4.1
0-5 years	34.2
5-10 years	44.9
10-20 years	9.0
20+ years	7.8

Average life is the expected maturity of a bond and is calculated as a percentage of net assets.

Top 5 sectors as of 08/31/06 (%)

Mortgage-backed securities	57.8
Government & agency obligations	41.2
Asset-backed securities	8.2
Collateralized mortgage obligations	2.6
Commercial mortgage - backed securities	0.9

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

5

Fund Profile – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1.07% Class A shares

1.99% Citigroup Government/Mortgage Index

Objective

Seeks as high a level of current income and total return as is consistent with prudent risk.

Total net assets $848.6 million.

Management Style

Fixed-Income Maturity

Summary

•                  For the 12-month period ended August 31, 2006, the fund’s class A shares returned 1.07% without sales charge.

•                  The fund outpaced the Lipper General US Government Funds Category average and trailed the Citigroup Government/Mortgage Index.

•                  A substantial investment in mortgage bonds helped the fund beat the Lipper peer group average, while its longer duration in a rising interest rate environment caused it to trail the Citigroup index.

Ann T. Peterson has managed or co-managed the fund since June 2000 and has been with the advisor and its predecessors or affiliate organizations since 1986.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the Fund’s prospectus.

6

Investment Portfolio – Columbia Federal Securities Fund (August 31, 2006)

		Par ($)	Value ($)
Mortgage-Backed Securities – 57.8%
Federal Home Loan Mortgage Corp.	4.431% 02/01/18 (a)	23,261	23,155
	5.489% 07/01/19 (a)	46,525	46,385
	5.500% 07/01/21	65,182,094	64,908,381
	5.628% 05/01/18 (a)	44,357	44,613
	7.000% 08/01/29	17	17
	7.500% 04/01/07	345	346
	7.500% 08/01/08	2,391	2,393
	7.500% 10/01/11	21,001	21,501
	7.500% 03/01/16	21,467	21,404
	8.000% 04/01/07	128	128
	8.000% 06/01/07	1,016	1,018
	8.000% 08/01/07	3,624	3,636
	8.000% 12/01/07	3,056	3,068
	8.000% 05/01/09	149	151
	8.000% 06/01/09	9,942	9,955
	8.000% 07/01/09	27,525	27,954
	8.000% 09/01/09	48,990	49,790
	8.000% 05/01/10	15,772	16,119
	8.000% 01/01/11	7,765	7,749
	8.000% 12/01/11	145,839	147,332
	8.000% 05/01/16	52,190	52,839
	8.000% 04/01/17	82,294	85,776
	8.500% 12/01/07	16,992	17,107
	8.500% 01/01/08	7,790	7,843
	8.500% 02/01/08	3,818	3,847
	8.500% 03/01/08	3,545	3,602
	8.500% 10/01/08	2,653	2,682
	8.500% 05/01/09	14,172	14,376
	8.500% 01/01/10	12,387	12,795
	8.500% 07/01/10	6,077	6,152
	8.500% 03/01/17	5,907	6,270
	8.500% 06/01/17	354	377
	8.500% 09/01/17	27,603	29,108
	8.500% 09/01/20	73,718	77,740
	8.750% 12/01/07	3,750	3,776
	8.750% 05/01/08	1,431	1,457
	8.750% 07/01/08	3,023	3,042
	8.750% 08/01/08	798	809
	8.750% 10/01/08	11,553	11,634
	8.750% 03/01/09	14,571	14,983
	8.750% 05/01/09	9,617	9,683
	8.750% 11/01/09	18,091	18,418
	9.000% 12/01/08	1,738	1,774
	9.000% 05/01/09	29,569	30,136
	9.000% 06/01/09	1,726	1,723
	9.000% 07/01/09	77,888	80,055
	9.000% 05/01/10	2,409	2,408
	9.000% 06/01/11	2,397	2,514
	9.000% 12/01/16	5,031	5,372
	9.000% 12/01/18	45,684	45,666
	9.000% 01/01/22	107,915	116,216
	9.250% 10/01/08	3,160	3,230

See Accompanying Notes to Financial Statements.

7

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Federal Home Loan Mortgage Corp.(continued)	9.250% 11/01/08	12,325	12,600
	9.250% 03/01/09	4,261	4,300
	9.250% 01/01/10	128,868	131,746
	9.250% 03/01/10	31,727	33,057
	9.250% 07/01/10	1,307	1,350
	9.250% 10/01/10	36,301	37,822
	9.250% 11/01/10	17,080	17,238
	9.250% 10/01/19	19,332	20,811
	9.500% 10/01/08	8,343	8,547
	9.500% 11/01/08	7,682	7,870
	9.500% 02/01/09	13,716	13,859
	9.500% 06/01/09	53,423	54,732
	9.500% 07/01/09	5,047	5,226
	9.500% 08/01/09	19,088	19,767
	9.500% 04/01/11	13,244	13,967
	9.500% 05/01/12	10,807	11,476
	9.500% 04/01/16	1,515	1,629
	9.500% 07/01/16	1,303	1,411
	9.500% 09/01/16	1,874	2,016
	9.500% 10/01/16	6,657	7,180
	9.500% 04/01/18	6,874	6,963
	9.500% 06/01/20	1,711	1,863
	9.500% 09/01/20	582	629
	9.500% 06/01/21	14,395	15,562
	9.500% 01/01/29	32,563	35,992
	9.750% 11/01/08	2,144	2,204
	9.750% 12/01/08	15,298	15,728
	9.750% 04/01/09	21,551	22,130
	9.750% 09/01/16	10,680	11,456
	10.000% 09/01/18	4,189	4,514
	10.000% 11/01/19	43,360	47,712
	10.250% 06/01/09	3,891	4,079
	10.250% 09/01/09	10,346	10,767
	10.250% 10/01/09	39,567	40,851
	10.250% 06/01/10	36,844	38,627
	10.250% 10/01/10	14,147	14,606
	10.250% 08/01/13	15,495	16,466
	10.250% 11/01/13	14,861	15,344
	10.500% 11/01/09	36	37
	10.500% 09/01/13	3,186	3,263
	10.500% 01/01/16	87,659	95,472
	10.500% 06/01/17	88,222	95,408
	10.500% 08/01/19	11,997	12,442
	10.500% 09/01/19	14,812	15,610
	10.500% 01/01/20	64,987	71,959
	10.500% 04/01/21	41,426	42,962
	11.250% 10/01/09	17,022	18,042
	11.250% 02/01/10	13,781	14,767
	11.250% 04/01/11	46,803	50,466
	11.250% 10/01/12	10,811	11,257

See Accompanying Notes to Financial Statements.

8

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Federal Home Loan Mortgage Corp. (continued)	11.250% 08/01/13	56,825	60,279
	11.250% 02/01/15	3,257	3,500
	11.250% 07/01/15	10,291	11,057
	11.250% 09/01/15	27,270	27,866
	11.250% 12/01/15	27,482	30,186
	11.500% 02/01/15	36,885	40,006
	TBA,
	5.500% 09/13/36	90,556,000	88,914,672
Federal National Mortgage Association	5.450% 08/01/36 (a)	21,357	21,654
	5.572% 08/01/19 (a)	26,577	26,689
	5.874% 07/01/27 (a)	28,749	28,838
	6.000% 12/01/08	903,133	901,683
	6.000% 01/01/09	732,220	731,044
	6.000% 01/01/24	276,913	278,497
	6.000% 02/01/24	142,875	143,717
	6.000% 03/01/24	1,039,984	1,046,107
	6.000% 04/01/24	870,601	875,701
	6.000% 05/01/24	262,128	263,670
	6.000% 08/01/24	70,847	71,265
	6.000% 01/01/26	4,710	4,739
	6.000% 03/01/26	74,298	74,757
	6.000% 04/01/26	5,057	5,088
	6.000% 05/01/26	8,480	8,532
	6.000% 04/01/35	1,593,599	1,599,299
	6.203% 06/01/20 (a)	33,010	33,572
	6.252% 07/01/20 (a)	12,554	12,770
	6.307% 03/01/18 (a)	142,686	145,964
	6.500% 10/01/07	474	473
	6.500% 12/01/07	2,321	2,320
	6.500% 01/01/09	7,627	7,645
	6.500% 02/01/09	3,589	3,598
	6.500% 06/01/09	1,759	1,770
	6.500% 08/01/10	17,705	17,875
	6.500% 12/01/10	1,426	1,439
	6.500% 04/01/11	28,462	28,834
	6.500% 11/01/19 (a)	3,245	3,271
	6.500% 10/01/22	25,172	25,631
	6.500% 09/01/25	43,294	44,159
	6.500% 11/01/25	148,238	151,201
	6.500% 05/01/26	195,940	199,857
	6.500% 09/01/28	14,017	14,312
	6.500% 12/01/28	15,101	15,418
	6.500% 01/01/29	153,366	156,587
	6.500% 06/01/29	188,120	192,056
	6.565% 07/01/16	4,787,725	5,091,105
	6.590% 12/01/31 (a)	45,824	45,808
	6.900% 12/01/17 (a)	15,942	16,364
	7.000% 11/01/07	382	383
	7.000% 06/01/09	6,397	6,437
	7.000% 07/01/10	23,733	24,014

See Accompanying Notes to Financial Statements.

9

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Federal National Mortgage Association (continued)	7.000% 09/01/10	17,894	18,152
	7.000% 10/01/10	34,492	34,989
	7.000% 10/01/12	25,535	26,088
	7.000% 06/01/19 (a)	21,409	21,693
	7.000% 08/01/23	166,260	171,443
	7.000% 10/01/23	29,691	30,617
	7.000% 11/01/23	84,662	87,300
	7.000% 02/01/27	7,290	7,521
	7.500% 12/01/06	543	542
	7.500% 02/01/08	343	344
	7.500% 01/01/09	3,984	4,003
	7.500% 05/01/09	5,098	5,111
	7.500% 06/01/09	8,783	8,790
	7.500% 12/01/09	24,100	24,467
	7.500% 02/01/10	1,739	1,765
	7.500% 06/01/10	6,469	6,600
	7.500% 11/01/11	9,497	9,584
	7.500% 07/01/13	15,473	15,867
	7.500% 12/01/14	1,263	1,305
	7.500% 01/01/17	45,479	47,358
	7.500% 02/01/18	22,160	23,071
	7.500% 10/01/23	12,861	13,339
	7.500% 12/01/23	59,957	62,187
	8.000% 07/01/08	6,579	6,633
	8.000% 12/01/08	7,425	7,456
	8.000% 03/01/09	2,825	2,839
	8.000% 04/01/09	42,015	42,193
	8.000% 07/01/09	45,958	46,306
	8.000% 08/01/09	2,480	2,478
	8.000% 03/01/13	3,299	3,489
	8.000% 11/01/15	5,238	5,554
	8.000% 06/01/25	2,169	2,297
	8.000% 08/01/27	31,182	33,050
	8.000% 02/01/30	3,123	3,316
	8.000% 03/01/30	10,125	10,695
	8.000% 08/01/30	3,440	3,634
	8.000% 10/01/30	50,315	53,150
	8.000% 11/01/30	258,984	273,574
	8.000% 12/01/30	105,758	111,716
	8.000% 01/01/31	552,349	586,429
	8.000% 02/01/31	959	1,013
	8.000% 04/01/31	43,326	45,767
	8.000% 05/01/31	53,941	56,999
	8.000% 08/01/31	2,807	2,966
	8.000% 09/01/31	178,096	188,205
	8.000% 12/01/31	20,097	21,236
	8.000% 03/01/32	26,544	28,057
	8.000% 04/01/32	251,182	265,468
	8.000% 05/01/32	503,507	532,198
	8.000% 06/01/32	520,541	550,202

See Accompanying Notes to Financial Statements.

10

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Federal National Mortgage Association (continued)	8.000% 07/01/32	18,070	19,100
	8.000% 08/01/32	34,753	36,733
	8.000% 10/01/32	38,875	41,090
	8.000% 11/01/32	121,774	128,634
	8.000% 02/01/33	268,587	283,891
	8.000% 03/01/33	39,235	41,482
	8.000% 06/01/33	7,712	8,154
	8.250% 05/01/08	7,975	8,018
	8.250% 04/01/09	704	719
	8.250% 05/01/10	8,784	8,834
	8.250% 09/01/11	10,555	10,749
	8.500% 09/01/07	4,270	4,269
	8.500% 02/01/08	17,194	17,310
	8.500% 05/01/08	1,257	1,261
	8.500% 11/01/08	9,318	9,475
	8.500% 12/01/08	3,453	3,452
	8.500% 06/01/09	17,635	17,875
	8.500% 07/01/09	6,994	6,993
	8.500% 03/01/10	10,526	10,524
	8.500% 12/01/11	23,483	23,548
	8.500% 02/01/15	3,195	3,257
	8.500% 05/01/15	11,172	11,506
	8.500% 06/01/15	63,837	63,971
	8.500% 02/01/17	2,708	2,879
	8.500% 06/01/17	4,609	4,648
	8.500% 07/01/17	25,594	26,268
	8.500% 12/01/17	5,346	5,345
	8.500% 09/01/21	43,194	44,332
	9.000% 06/01/07	2,657	2,674
	9.000% 08/01/07	1,078	1,090
	9.000% 09/01/07	10,273	10,279
	9.000% 10/01/07	384	385
	9.000% 03/01/08	3,443	3,472
	9.000% 05/01/08	3,599	3,661
	9.000% 07/01/08	3,313	3,383
	9.000% 12/01/08	6,650	6,711
	9.000% 01/01/09	2,543	2,566
	9.000% 05/01/09	92,527	94,013
	9.000% 07/01/09	247	247
	9.000% 09/01/09	23,703	24,206
	9.000% 12/01/09	28,498	28,582
	9.000% 04/01/10	1,566	1,616
	9.000% 05/01/10	3,693	3,753
	9.000% 06/01/10	7,860	8,027
	9.000% 11/01/10	559	576
	9.000% 04/01/11	6,997	7,061
	9.000% 06/01/11	2,420	2,480
	9.000% 09/01/13	10,683	10,780
	9.000% 09/01/14	4,846	4,849
	9.000% 04/01/15	7,524	7,819

See Accompanying Notes to Financial Statements.

11

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Federal National Mortgage Association (continued)	9.000% 05/01/15	8,830	9,155
	9.000% 04/01/16	152,004	157,285
	9.000% 06/01/16	7,527	7,762
	9.000% 07/01/16	5,112	5,184
	9.000% 09/01/16	6,963	7,181
	9.000% 10/01/16	5,156	5,265
	9.000% 12/01/16	3,699	3,781
	9.000% 01/01/17	3,447	3,582
	9.000% 02/01/17	183	188
	9.000% 05/01/17	3,452	3,526
	9.000% 06/01/17	7,703	7,885
	9.000% 08/01/17	19,994	20,619
	9.000% 05/01/18	36,948	37,825
	9.000% 09/01/19	1,897	1,956
	9.000% 10/01/19	21,876	22,560
	9.000% 11/01/19	516	532
	9.000% 03/01/20	1,158	1,169
	9.000% 07/01/20	2,382	2,432
	9.000% 01/01/21	3,921	4,132
	9.000% 08/01/21	175,100	180,572
	9.000% 06/01/22	2,844	2,955
	9.000% 09/01/24	42,358	45,664
	9.500% 12/01/10	6,656	6,826
	9.500% 03/01/11	604	620
	9.500% 06/01/15	5,010	5,245
	9.500% 03/01/16	14,884	15,055
	9.500% 04/01/16	11,331	11,608
	9.500% 06/01/16	35,988	36,399
	9.500% 02/01/17	2,241	2,367
	9.500% 07/01/17	782	802
	9.500% 01/01/19	144,199	155,288
	9.500% 04/01/20	172,998	187,204
	9.500% 07/15/21	413,053	451,369
	9.500% 08/01/21	141,410	155,929
	10.000% 04/01/20	18,191	19,604
	10.500% 03/01/14	35,678	36,948
	10.500% 12/01/15	78,411	82,726
	11.000% 08/01/15	51,693	54,910
	TBA:
	5.000% 09/18/21 (b)	92,415,000	90,480,015
	5.500% 09/18/21 (b)	19,115,000	19,043,319
	5.500% 09/13/36 (b)	23,500,000	23,059,375
	6.000% 09/13/36 (b)	95,778,000	95,867,840
	6.500% 09/13/36 (b)	68,750,000	69,781,250
Government National Mortgage Association
	4.375% 05/20/22 (a)	43,618	43,757
	4.375% 06/20/23 (a)	28,634	28,745
	4.750% 08/20/22 (a)	7,745	7,776
	6.000% 12/15/10	61,026	61,297

See Accompanying Notes to Financial Statements.

12

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	6.500% 06/15/23	16,114	16,485
	6.500% 08/15/23	28,059	28,705
	6.500% 09/15/23	21,289	21,779
	6.500% 10/15/23	37,152	38,007
	6.500% 11/15/23	182,905	187,119
	6.500% 12/15/23	68,253	69,823
	6.500% 01/15/24	42,314	43,309
	6.500% 02/15/24	38,638	39,547
	6.500% 03/15/24	109,634	112,214
	6.500% 04/15/24	17,842	18,262
	6.500% 05/15/24	31,390	32,121
	6.500% 07/15/24	135,627	138,756
	6.500% 09/15/25	32,032	32,800
	6.500% 12/15/25	34,941	35,778
	6.500% 01/15/28	30,596	31,358
	6.500% 02/15/28	77,217	79,142
	6.500% 07/15/28	140,703	144,211
	6.500% 08/15/28	127,721	130,906
	6.500% 10/15/28	112,386	115,187
	6.500% 11/15/28	39,980	40,976
	6.500% 12/15/28	234,167	240,004
	6.500% 01/15/29	182,975	187,519
	6.500% 02/15/29	47,098	48,268
	7.000% 02/15/09	852	864
	7.000% 03/15/22	8,985	9,265
	7.000% 04/15/22	2,258	2,329
	7.000% 10/15/22	4,332	4,467
	7.000% 11/15/22	12,229	12,610
	7.000% 01/15/23	200,355	206,689
	7.000% 03/15/23	2,734	2,820
	7.000% 05/15/23	82,314	84,916
	7.000% 06/15/23	25,400	26,202
	7.000% 07/15/23	5,902	6,089
	7.000% 10/15/23	91,500	94,393
	7.000% 12/15/23	70,213	72,416
	7.000% 01/15/24	2,038	2,104
	7.000% 03/15/24	4,525	4,670
	7.000% 10/15/24	53,902	55,610
	7.000% 08/15/25	2,450	2,529
	7.000% 09/15/25	4,084	4,217
	7.000% 10/15/25	128,314	132,479
	7.000% 12/15/25	53,032	54,755
	7.000% 01/15/26	54,548	56,339
	7.000% 02/15/26	60,882	62,881
	7.000% 03/15/26	6,147	6,348
	7.000% 04/15/26	4,797	4,955
	7.000% 05/15/26	1,628	1,681
	7.000% 06/15/26	56,474	58,328
	7.000% 11/15/26	83,062	85,769
	7.000% 12/15/26	1,266	1,308

See Accompanying Notes to Financial Statements.

13

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	7.000% 01/15/27	4,613	4,766
	7.000% 02/15/27	1,207	1,247
	7.000% 04/15/27	4,130	4,266
	7.000% 08/15/27	967	999
	7.000% 09/15/27	70,085	72,407
	7.000% 10/15/27	94,552	97,682
	7.000% 11/15/27	242,093	250,111
	7.000% 12/15/27	399,542	412,774
	7.000% 01/15/28	47,567	49,082
	7.000% 02/15/28	89,737	92,649
	7.000% 03/15/28	192,787	198,987
	7.000% 04/15/28	116,293	119,997
	7.000% 05/15/28	42,397	43,746
	7.000% 06/15/28	13,830	14,271
	7.000% 07/15/28	572,818	591,060
	7.000% 09/15/28	25,751	26,571
	7.000% 12/15/28	98,751	101,896
	7.000% 01/15/29	1,735	1,791
	7.000% 02/15/29	4,109	4,241
	7.000% 03/15/29	36,046	37,203
	7.000% 04/15/29	51,830	53,491
	7.000% 05/15/29	38,552	39,790
	7.000% 06/15/29	27,722	28,611
	7.000% 07/15/29	81,314	83,922
	7.000% 08/15/29	61,844	63,828
	7.000% 09/15/29	37,895	39,111
	7.000% 10/15/29	17,242	17,795
	7.500% 12/15/06	521	521
	7.500% 02/15/07	3,348	3,364
	7.500% 03/15/07	1,690	1,695
	7.500% 04/15/22	19,525	20,334
	7.500% 10/15/23	76,659	79,882
	7.500% 07/15/25	8,556	8,925
	7.500% 08/15/25	174,006	181,503
	7.500% 10/15/25	21,397	22,319
	7.500% 12/15/25	47,578	49,627
	8.000% 08/15/07	172	173
	8.000% 04/15/08	90	91
	8.000% 11/15/14	32,183	34,019
	8.000% 06/20/17	171,125	179,075
	8.000% 07/20/17	31,115	32,561
	8.000% 06/15/22	70,581	74,693
	8.000% 02/15/23	101,485	107,491
	8.000% 03/20/23	765	806
	8.000% 06/15/23	2,357	2,497
	8.000% 07/15/23	3,409	3,611
	8.000% 07/15/26	81,243	86,227
	8.000% 07/15/29	4,739	5,033
	8.500% 10/15/09	8,138	8,435
	8.500% 12/15/21	5,361	5,771

See Accompanying Notes to Financial Statements.

14

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	8.500% 01/15/22	95,265	102,704
	8.500% 09/15/22	4,840	5,218
	8.500% 10/15/22	5,947	6,412
	8.500% 11/20/22	59,828	64,261
	8.500% 12/15/22	5,793	6,235
	8.750% 12/15/21	113,507	121,359
	8.850% 01/15/19	47,378	50,765
	8.850% 05/15/19	72,680	77,877
	9.000% 06/15/07	631	641
	9.000% 08/15/08	25,147	25,727
	9.000% 09/15/08	43,692	44,700
	9.000% 10/15/08	8,428	8,621
	9.000% 11/15/08	31,959	32,697
	9.000% 12/15/08	23,757	24,305
	9.000% 01/15/09	15,251	15,738
	9.000% 02/15/09	20,973	21,642
	9.000% 03/15/09	72,113	74,414
	9.000% 04/15/09	3,041	3,138
	9.000% 05/15/09	111,005	114,549
	9.000% 06/15/09	105,426	108,792
	9.000% 12/15/09	9,340	9,638
	9.000% 05/15/16	25,776	27,604
	9.000% 06/15/16	21,217	22,721
	9.000% 07/15/16	30,658	32,833
	9.000% 08/15/16	1,633	1,748
	9.000% 09/15/16	26,634	28,524
	9.000% 10/15/16	46,498	49,795
	9.000% 11/15/16	11,053	11,836
	9.000% 11/20/16	106,514	113,639
	9.000% 12/15/16	1,354	1,450
	9.000% 01/15/17	102,836	110,181
	9.000% 02/15/17	2,347	2,515
	9.000% 03/20/17	48,651	51,931
	9.000% 05/15/17	3,124	3,346
	9.000% 06/15/17	28,511	30,547
	9.000% 06/20/17	113,327	120,968
	9.000% 07/15/17	690	739
	9.000% 09/15/17	12,951	13,876
	9.000% 10/15/17	15,868	16,961
	9.000% 12/15/17	9,556	10,217
	9.000% 04/20/18	124,147	132,794
	9.000% 05/20/18	45,047	48,184
	9.000% 12/15/19	502	540
	9.000% 04/15/20	1,117	1,204
	9.000% 05/20/21	4,379	4,706
	9.000% 09/15/21	513	553
	9.000% 02/15/25	138,534	150,055
	9.250% 10/15/16	129,603	139,275
	9.250% 05/15/18	16,983	18,354
	9.250% 07/15/21	37,920	41,225

See Accompanying Notes to Financial Statements.

15

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	9.250% 09/15/21	35,271	38,346
	9.500% 06/15/09	81,539	84,610
	9.500% 07/15/09	41,576	43,141
	9.500% 08/15/09	108,475	112,559
	9.500% 09/15/09	93,527	97,049
	9.500% 10/15/09	49,010	50,855
	9.500% 02/20/18	57,477	62,452
	9.500% 12/20/24	11,927	13,029
	9.500% 01/20/25	12,998	14,209
	10.000% 12/15/17	2,021	2,235
	10.000% 07/20/18	20,070	22,110
	10.000% 11/15/18	568	628
	10.000% 12/15/18	467	516
	10.000% 03/15/19	496	549
	10.000% 04/15/20	869	963
	10.000% 11/15/20	12,815	14,191
	10.500% 02/15/10	4,590	4,899
	10.500% 09/15/10	752	802
	10.500% 06/15/11	15,499	16,741
	10.500% 06/15/12	16,559	18,024
	10.500% 03/15/13	304	333
	10.500% 06/15/13	3,923	4,302
	10.500% 07/15/13	7,443	8,160
	10.500% 11/15/13	20,256	22,209
	10.500% 08/15/15	9,355	10,332
	10.500% 09/15/15	21,571	23,824
	10.500% 10/15/15	7,663	8,462
	10.500% 12/15/15	8,428	9,308
	10.500% 01/15/16	34,911	38,660
	10.500% 01/20/16	192	210
	10.500% 02/15/16	11,570	12,813
	10.500% 03/15/16	10,610	11,749
	10.500% 07/15/17	13,916	15,444
	10.500% 10/15/17	2,616	2,903
	10.500% 11/15/17	71,911	79,804
	10.500% 12/15/17	99,490	110,411
	10.500% 01/15/18	55,705	61,929
	10.500% 02/15/18	66,371	73,791
	10.500% 03/15/18	51,618	57,389
	10.500% 04/15/18	120,566	134,045
	10.500% 06/15/18	8,730	9,707
	10.500% 07/15/18	61,907	68,827
	10.500% 09/15/18	24,587	27,335
	10.500% 10/15/18	7,815	8,688
	10.500% 12/15/18	10,731	11,946
	10.500% 02/15/19	8,421	9,389
	10.500% 03/15/19	6,273	6,995
	10.500% 04/15/19	53,117	59,226
	10.500% 05/15/19	50,822	56,669
	10.500% 06/15/19	61,423	68,426

See Accompanying Notes to Financial Statements.

16

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	10.500% 06/20/19	9,150	10,166
	10.500% 07/15/19	118,499	132,129
	10.500% 07/20/19	6,545	7,272
	10.500% 08/15/19	23,486	26,189
	10.500% 08/20/19	16,252	18,056
	10.500% 09/15/19	28,003	31,224
	10.500% 09/20/19	14,254	15,837
	10.500% 10/15/19	4,527	5,049
	10.500% 12/15/19	58,252	64,954
	10.500% 03/15/20	20,137	22,484
	10.500% 04/15/20	13,324	14,876
	10.500% 05/15/20	7,645	8,536
	10.500% 07/15/20	20,990	23,436
	10.500% 08/15/20	40,753	45,502
	10.500% 09/15/20	16,683	18,627
	10.500% 10/15/20	151	168
	10.500% 11/15/20	2,150	2,400
	10.500% 12/15/20	842	940
	10.500% 01/15/21	2,878	3,216
	10.500% 08/15/21	196,592	218,243
	10.625% 05/15/10	8,625	9,210
	11.000% 12/15/09	23,015	24,438
	11.000% 01/15/10	290	311
	11.000% 02/15/10	23,113	24,751
	11.000% 03/15/10	8,989	9,650
	11.000% 07/15/10	11,704	12,563
	11.000% 08/15/10	28,032	30,055
	11.000% 09/15/10	43,834	46,983
	11.000% 10/15/10	1,799	1,931
	11.000% 11/15/10	4,564	4,882
	11.000% 04/15/11	5,626	6,076
	11.000% 02/15/13	1,757	1,921
	11.000% 07/15/13	18,751	20,507
	11.000% 08/15/15	28,509	31,534
	11.000% 09/15/15	37,195	41,142
	11.000% 10/15/15	9,037	9,996
	11.000% 11/15/15	87,287	96,544
	11.000% 12/15/15	87,315	96,581
	11.000% 01/15/16	33,328	36,987
	11.000% 02/15/16	3,117	3,459
	11.000% 03/15/16	4,118	4,571
	11.000% 07/15/16	41,313	45,848
	11.000% 07/15/17	257	272
	11.000% 08/15/18	5,248	5,833
	11.000% 09/15/18	89,399	99,380
	11.000% 11/15/18	10,367	11,524
	11.000% 12/15/18	37,775	41,992
	11.000% 06/20/19	14,954	16,606
	11.000% 07/20/19	287	316
	11.000% 08/15/19	1,722	1,919

See Accompanying Notes to Financial Statements.

17

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	11.000% 09/20/19	3,791	4,194
	11.000% 12/15/20	13,043	14,549
	11.000% 02/15/21	7,092	7,915
	11.000% 03/15/21	10,379	11,583
	11.500% 03/15/10	2,607	2,824
	11.500% 04/15/10	8,631	9,349
	11.500% 07/15/10	6,169	6,682
	11.500% 09/15/10	26,732	28,958
	11.500% 10/15/10	22,705	24,596
	11.500% 01/15/13	28,030	30,820
	11.500% 02/15/13	89,511	98,780
	11.500% 03/15/13	168,217	185,307
	11.500% 04/15/13	149,302	164,731
	11.500% 05/15/13	194,755	214,863
	11.500% 06/15/13	110,932	122,365
	11.500% 07/15/13	78,172	86,269
	11.500% 08/15/13	32,007	35,320
	11.500% 09/15/13	25,181	27,434
	11.500% 11/15/13	8,529	9,412
	11.500% 01/15/14	4,560	5,066
	11.500% 02/15/14	56,190	62,421
	11.500% 08/15/15	4,739	5,294
	11.500% 09/15/15	12,990	14,269
	11.500% 10/15/15	20,083	22,457
	11.500% 11/15/15	7,442	8,314
	11.500% 12/15/15	12,911	14,426
	11.500% 01/15/16	7,688	8,631
	11.500% 02/15/16	7,602	8,534
	11.500% 02/20/16	12,079	13,512
	11.500% 03/15/16	8,096	9,089
	11.500% 11/15/17	8,782	9,900
	11.500% 12/15/17	10,286	11,595
	11.500% 01/15/18	16,940	19,160
	11.500% 02/15/18	4,456	5,040
	11.500% 02/20/18	1,331	1,500
	11.500% 05/15/18	8,195	9,269
	11.500% 11/15/19	6,320	7,169
	11.750% 07/15/13	27,720	30,812
	11.750% 09/15/13	9,829	10,926
	11.750% 07/15/15	44,441	48,996
	12.000% 07/15/11	2,481	2,721
	12.000% 11/15/12	4,715	5,241
	12.000% 12/15/12	128,775	143,179
	12.000% 01/15/13	109,565	122,782
	12.000% 02/15/13	62,547	70,093
	12.000% 03/15/13	12,899	14,456
	12.000% 05/15/13	16,792	18,817
	12.000% 06/15/13	8,863	9,933
	12.000% 08/15/13	31,797	35,632
	12.000% 09/15/13	82,278	92,201

See Accompanying Notes to Financial Statements.

18

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	12.000% 09/20/13	2,928	3,269
	12.000% 10/15/13	8,852	9,919
	12.000% 12/15/13	22,266	24,952
	12.000% 01/15/14	41,280	46,453
	12.000% 01/20/14	3,413	3,816
	12.000% 02/15/14	74,298	83,880
	12.000% 02/20/14	21,996	24,744
	12.000% 03/15/14	137,020	154,691
	12.000% 03/20/14	8,545	9,613
	12.000% 04/15/14	81,039	91,406
	12.000% 04/20/14	37,145	41,787
	12.000% 05/15/14	138,077	155,887
	12.000% 06/15/14	32,194	36,346
	12.000% 07/15/14	14,063	15,876
	12.000% 08/20/14	2,242	2,522
	12.000% 01/15/15	28,333	31,490
	12.000% 02/15/15	73,370	81,545
	12.000% 03/15/15	48,177	53,546
	12.000% 03/20/15	233	258
	12.000% 04/15/15	49,032	54,495
	12.000% 05/15/15	20,881	23,206
	12.000% 06/15/15	22,903	25,469
	12.000% 07/15/15	31,159	34,631
	12.000% 09/20/15	11,384	12,608
	12.000% 10/15/15	15,330	17,039
	12.000% 11/15/15	8,550	9,503
	12.000% 12/20/15	1,586	1,756
	12.000% 01/15/16	5,056	5,606
	12.000% 02/15/16	7,206	7,988
	12.000% 02/20/16	3,239	3,577
	12.250% 09/15/13	26,879	29,549
	12.250% 02/15/14	50,544	55,662
	12.250% 03/15/14	6,669	7,345
	12.250% 04/15/14	20,742	22,842
	12.500% 04/15/10	64,953	70,915
	12.500% 05/15/10	83,674	91,586
	12.500% 06/15/10	102,931	112,564
	12.500% 07/15/10	65,935	72,141
	12.500% 08/15/10	12,736	13,940
	12.500% 09/15/10	4,125	4,515
	12.500% 10/15/10	22,326	24,437
	12.500% 11/15/10	101,969	111,506
	12.500% 12/15/10	196,170	214,391
	12.500% 01/15/11	32,061	35,341
	12.500% 05/15/11	15,849	17,470
	12.500% 10/15/13	49,942	55,347
	12.500% 10/20/13	22,703	25,069
	12.500% 11/15/13	149,650	165,848
	12.500% 12/15/13	47,285	52,395
	12.500% 01/15/14	31,778	35,289

See Accompanying Notes to Financial Statements.

19

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	12.500% 05/15/14	90,356	100,339
	12.500% 06/15/14	64,213	71,308
	12.500% 07/15/14	2,390	2,654
	12.500% 07/20/14	5,780	6,395
	12.500% 08/15/14	12,549	13,934
	12.500% 09/20/14	2,728	3,018
	12.500% 10/20/14	6,838	7,566
	12.500% 11/15/14	4,977	5,448
	12.500% 12/15/14	46,019	51,103
	12.500% 01/15/15	73,788	81,889
	12.500% 04/15/15	2,573	2,862
	12.500% 05/15/15	18,860	20,986
	12.500% 05/20/15	26,900	29,676
	12.500% 06/15/15	12,001	13,353
	12.500% 07/15/15	26,439	29,417
	12.500% 07/20/15	3,195	3,542
	12.500% 08/15/15	24,677	27,456
	12.500% 10/15/15	33,359	37,116
	12.500% 11/20/15	9,342	10,357
	13.000% 01/15/11	55,816	61,248
	13.000% 02/15/11	43,653	48,407
	13.000% 03/15/11	35,812	39,711
	13.000% 04/15/11	96,945	107,499
	13.000% 06/15/11	12,654	14,032
	13.000% 06/15/12	28,468	31,645
	13.000% 10/15/12	15,171	16,865
	13.000% 11/15/12	7,452	8,284
	13.000% 12/15/12	5,552	6,172
	13.000% 02/15/13	14,602	16,270
	13.000% 05/15/13	4,133	4,605
	13.000% 09/15/13	17,439	19,432
	13.000% 09/20/13	18,916	21,001
	13.000% 10/15/13	53,965	60,129
	13.000% 06/15/14	28,197	31,493
	13.000% 06/20/14	1,049	1,167
	13.000% 07/15/14	16,607	18,547
	13.000% 07/20/14	2,071	2,304
	13.000% 09/15/14	23,222	25,929
	13.000% 10/15/14	18,843	21,044
	13.000% 11/15/14	32,896	36,990
	13.000% 12/15/14	30,189	33,716
	13.000% 03/15/15	10,621	11,850
	13.000% 06/15/15	7,247	8,109
	13.000% 01/15/16	25,258	28,303
	13.500% 05/15/10	13,298	14,745
	13.500% 06/15/10	1,231	1,365
	13.500% 07/15/10	1,694	1,878
	13.500% 10/15/10	9,418	10,442
	13.500% 04/15/11	6,070	6,780
	13.500% 05/15/11	43,025	48,057

See Accompanying Notes to Financial Statements.

20

		Par ($)	Value ($)
Mortgage-Backed Securities (continued)

Government National Mortgage Association (continued)	13.500% 10/15/12	1,955	2,189
	13.500% 11/15/12	35,544	39,809
	13.500% 06/15/13	9,407	10,561
	13.500% 07/15/14	6,805	7,657
	13.500% 08/15/14	38,561	43,387
	13.500% 08/20/14	6,000	6,727
	13.500% 09/15/14	11,574	13,023
	13.500% 09/20/14	5,769	6,468
	13.500% 10/15/14	18,341	20,637
	13.500% 11/15/14	12,216	13,744
	13.500% 11/20/14	37,021	41,506
	13.500% 12/15/14	9,633	10,838
	13.500% 12/20/14	5,421	6,078
	13.500% 01/15/15	13,883	15,651
	13.500% 02/15/15	23,612	26,619
	13.500% 02/20/15	9,163	10,293
	13.500% 04/15/15	4,192	4,726
	13.500% 06/15/15	5,006	5,644
	14.000% 06/15/11	4,379	4,924
	14.000% 03/15/12	5,101	5,752
	14.500% 10/15/12	5,313	6,023
	15.000% 09/15/11	39,105	44,474
	15.000% 07/15/12	2,573	2,936
	Total Mortgage-Backed Securities (cost of $485,145,104)		490,488,893

Government & Agency Obligations – 41.2%
U.S. Government Agencies – 2.8%
AID-Israel	5.500% 04/26/24	10,000,000	10,286,910

Federal Home Loan Bank	3.875% 06/14/13	1,750,000	1,631,483
	5.375% 07/17/09 (c)	10,000,000	10,088,740

Small Business Administration	7.600% 01/01/12	193,116	199,894
	8.200% 10/01/11	124,882	129,861
	8.250% 11/01/11	540,138	562,569
	8.650% 11/01/14	497,231	525,396
	8.850% 08/01/11	49,885	52,313
	9.150% 07/01/11	131,555	138,221
	U.S. Government Agencies Total		23,615,387

U.S. Government Obligations – 38.4%
U.S. Treasury Bonds	5.500% 08/15/28 (c)	37,885,000	40,717,510
	6.500% 11/15/26 (d)	26,944,000	32,227,557
	6.750% 08/15/26 (c)	12,888,000	15,796,860
	6.875% 08/15/25	3,900,000	4,813,454
	7.125% 02/15/23 (c)	11,619,000	14,425,709
	7.250% 08/15/22 (c)	10,346,000	12,950,285
	8.750% 08/15/20 (c)	13,446,000	18,593,290

See Accompanying Notes to Financial Statements.

21

		Par ($)	Value ($)
Government & Agency Obligations (continued)

U.S. Government Obligations (continued)
U.S. Treasury Notes	4.000% 02/15/14 (c)	2,055,000	1,960,760
	4.250% 08/15/14 (c)	1,350,000	1,306,916
	5.000% 02/15/11 (c)	60,538,000	61,396,429
	6.125% 08/15/07 (c)	20,672,000	20,881,138
	6.500% 10/15/06	2,356,000	2,359,129
	6.500% 02/15/10 (c)	88,643,000	93,622,254

U.S. Treasury STRIPS	02/15/09	5,500,000	4,904,691
	U.S. Government Obligations Total		325,955,982
	Total Government & Agency Obligations (cost of $346,167,839)		349,571,369

Asset-Backed Securities – 8.2%
Bank One Issuance Trust	5.440% 12/15/10 (a)	10,800,000	10,818,632

Capital One Multi-Asset Execution Trust	5.580% 05/16/11 (a)	10,000,000	10,045,016

Chase Credit Card Master Trust	5.440% 07/15/10 (a)	10,000,000	10,016,437

Chase Funding Mortgage Loan	5.587% 02/25/32	1,397,545	1,381,810
	5.850% 02/25/32	4,800,000	4,719,571
	6.150% 06/25/31	4,354,995	4,330,440
	6.899% 03/25/31	1,895,499	1,893,997

First Alliance Mortgage Loan Trust	8.225% 09/20/27	294,169	293,244

Green Tree Financial Corp.	7.850% 08/15/25	9,100,000	8,832,364

MBNA Credit Card Master Note Trust	4.450% 08/15/16 (e)	5,000,000	4,709,318

Preferred Mortgage Asset Trust	8.400% 09/25/12	1,620	1,620

Residential Asset Mortgage Products	4.120% 06/25/33	4,217,369	4,130,374
	5.600% 12/25/33	5,500,000	5,433,310

Residential Asset Securities Corp.	6.656% 04/25/32	1,891,968	1,910,964

Residential Funding Mortgage Securities, Inc.	6.460% 01/25/27	713,539	710,584
	Total Asset-Backed Securities (cost of $69,783,354)		69,227,681

Collateralized Mortgage Obligations – 2.6%
Agency – 0.0%
Federal Home Loan Mortgage Corp.	I.O.:
	5.500% 01/15/23 (f)	358,958	12,945
	5.500% 05/15/27 (f)	446,848	34,261

Vendee Mortgage Trust	I.O.:
	0.302% 03/15/29 (f)	8,989,312	104,471
	0.443% 09/15/27 (f)	7,383,271	114,214
	Agency Total		265,891

See Accompanying Notes to Financial Statements.

22

		Par ($)	Value ($)
Collateralized Mortgage Obligations (continued)

Non – Agency – 2.6%
Countrywide Home Loans, Inc.	6.000% 01/25/33	2,266,547	2,261,332

First Horizon Asset Securities, Inc.	5.120% 10/25/33 (a)	1,820,107	1,661,337

Nomura Asset Acceptance Corp.	6.664% 05/25/36	4,220,000	4,251,458

Residential Accredit Loans, Inc.	6.250% 03/25/17	3,237,370	3,228,466

Residential Funding Mortgage Securities, Inc.	6.500% 03/25/32	1,035,333	1,019,488
	6.500% 03/25/32	776,500	756,857

Suntrust Alternative Loan Trust	6.066% 12/25/35	6,978,040	6,862,235

Tryon Mortgage Funding, Inc.	7.500% 02/20/27	40,233	40,099

Washington Mutual Mortgage Loan Trust	6.124% 01/25/40 (a)	1,652,855	1,655,923
	Non - Agency Total		21,737,195
	Total Collateralized Mortgage Obligations (cost of $21,906,377)		22,003,086

Commercial Mortgage-Backed Securities – 0.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.631% 01/15/46 (a)	5,825,000	5,809,194

Merrill Lynch Mortgage Investors, Inc.	I.O.
	0.995% 12/15/30 (f)	7,855,078	179,909

PNC Mortgage Acceptance Corp.	5.910% 03/12/34	1,903,297	1,914,874
	Total Commercial Mortgage-Backed Securities (cost of $8,032,376)		7,903,977

Corporate Fixed-Income Bonds & Notes – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Export Funding Trust	8.210% 12/29/06	126,634	127,382
	Diversified Financial Services Total		127,382
	Financials Total		127,382
	Total Corporate Fixed-Income Bonds & Notes (cost of $126,634)		127,382

		Shares
Securities Lending Collateral – 27.4%
	State Street Navigator Securities Lending Prime Portfolio (g)	232,392,279	232,392,279
	Total Securities Lending Collateral (cost of $232,392,279)		232,392,279

See Accompanying Notes to Financial Statements.

23

		Par ($)	Value ($)
Short-Term Obligation – 23.6%
	Repurchase agreement with Greenwich Capital, dated 08/31/06, due 09/01/06 at 5.190% collateralized by U.S. Treasury Bonds maturing 02/15/36, market value $208,980,268 (repurchase proceeds $200,045,836)	200,017,000	200,017,000

	Total Short-Term Obligation (cost of $200,017,000)		200,017,000

	Total Investments – 161.7% (cost of $1,363,570,963) (h)		1,371,731,667

	Other Assets & Liabilities, Net – (61.7)%		(523,133,568)

	Net Assets – 100.0%		848,598,099

Notes to Investment Portfolio:
(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2006.
(b)	Security purchased on a delayed delivery basis.
(c)	All or a portion of this security was on loan at August 31, 2006. The total market value of securities on loan at August 31, 2006 is $228,464,774.
(d)	A portion of this security with a market value of $1,692,473 is pledged as collateral for open futures contracts.
(e)	Investments in affiliates during the year ended August 31, 2006: Security name: MBNA Credit Card Master Note Trust 4.450% 08/15/16 (MBNA became an affiliate of the Fund on January 1, 2006)

Par as of 08/31/05:	$5,000,000
Par purchased:	$—
Par sold:	$—
Par as of 08/31/06:	$5,000,000
Net realized gain/loss:	$—
Interest income earned:	$222,500
Value at end of period:	$4,709,318

(f)	Accrued interest accumulates in the value of this security and is payable at redemption.
(g)	Investment made with cash collateral received from securities lending activity.
(h)	Cost for federal income tax purposes is $1,365,436,753.

At August 31, 2006, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	254	$26,673,969	$26,421,128	Sep-2006	$(252,841)
10-Year U.S. Treasury Notes	212	22,773,438	22,342,124	Sep-2006	(431,314)
U.S. Treasury Bonds	64	7,084,000	6,929,792	Sep-2006	(154,208)
					$(838,363)

At August 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	57.8%
Government & Agency Obligations	41.2
Asset-Backed Securities	8.2
Collateralized Mortgage Obligations	2.6
Commercial Mortgage-Backed Securities	0.9
Corporate Fixed-Income Bonds & Notes	0.0 *
Securities Lending Collateral	27.4
Short-Term Obligation	23.6
Other Assets & Liabilities, Net	(61.7)
100.0%

* Rounds to less than 0.1%.

Acronym	Name
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
I.O.	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities – Columbia Federal Securities Fund (August 31, 2006)

		($)
Assets	Unaffiliated investments, at cost (including repurchase agreement)	1,358,585,963
	Affiliated investments, at cost	4,985,000
	Total investments, at cost	1,363,570,963
	Unaffiliated investments, at value (including securities on loan of $228,464,774)	1,167,005,349
	Affiliated investments, at value	4,709,318
	Repurchase agreement	200,017,000
	Total investments, at value	1,371,731,667
	Cash	998
	Receivable for:
	Investments sold	94,608,708
	Fund shares sold	78,292
	Interest	3,831,511
	Dollar roll fee income	295,577
	Securities lending	75,061
	Deferred Trustees’ compensation plan	70,942
	Total Assets	1,470,692,756

Liabilities	Collateral on securities loaned (Note 8)	232,392,279
	Payable for:
	Investments purchased on a delayed delivery basis	386,190,097
	Fund shares repurchased	1,097,647
	Futures variation margin	126,625
	Distributions	1,174,166
	Investment advisory fee	366,591
	Transfer agent fee	203,444
	Pricing and bookkeeping fees	27,365
	Trustees’ fees	72,568
	Custody fee	14,461
	Distribution and service fees	206,057
	Chief compliance officer expenses	726
	Deferred Trustees’ fees	70,942
	Other liabilities	151,689
	Total Liabilities	622,094,657

	Net Assets	848,598,099

Composition of Net Assets	Paid-in capital	945,586,418
	Overdistributed net investment income	(3,120,178)
	Accumulated net realized loss	(101,190,482)
	Net unrealized appreciation (depreciation) on:
	Investments	8,160,704
	Futures contracts	(838,363)
	Net Assets	848,598,099

See Accompanying Notes to Financial Statements.

25

Class A
	Net assets	$665,283,396
	Shares outstanding	64,117,147
	Net asset value per share	$10.38	(a)
	Maximum offering price per share ($10.38/0.9525)	$10.90	(b)

Class B
	Net assets	$65,896,193
	Shares outstanding	6,350,824
	Net asset value and offering price per share	$10.38	(a)

Class C
	Net assets	$8,231,124
	Shares outstanding	793,282
	Net asset value and offering price per share	$10.38	(a)

Class Z
	Net assets	$109,187,386
	Shares outstanding	10,522,951
	Net asset value, offering and redemption price per share	$10.38

(a)          Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)         On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

26

Statement of Operations - Columbia Federal Securities Fund

(For the Year Ended August 31, 2006)

		($)
Investment Income	Interest	43,481,176
	Interest from affiliates	222,500
	Dollar roll fee income	3,423,748
	Security lending	6,267
	Total Investment Income	47,133,691

Expenses	Investment advisory fee	4,587,551
	Distribution fee:
	Class B	578,288
	Class C	65,642
	Service fee:
	Class A	1,788,541
	Class B	192,763
	Class C	21,882
	Transfer agent fee	1,130,515
	Pricing and bookkeeping fees	331,133
	Trustees’ fees	71,784
	Custody fee	166,324
	Chief compliance officer expenses (See Note 4)	10,869
	Non-recurring costs (See Note 9)	9,193
	Other expenses	358,444
	Total Expenses	9,312,929

	Fees waived by Transfer Agent	(121,410)
	Fees waived by Distributor – Class C	(13,124)
	Non-recurring costs assumed by Investment Advisor (See Note 9)	(9,193)
	Custody earnings credit	(9,169)
	Net Expenses	9,160,033

	Net Investment Income	37,973,658

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(13,529,866)
	Futures contracts	1,830,793
	Net realized loss	(11,699,073)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(18,432,437)
	Futures contracts	(740,631)
	Net change in unrealized appreciation (depreciation)	(19,173,068)
	Net Loss	(30,872,141)

	Net Increase in Net Assets from Operations	7,101,517

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets	Year Ended August 31	2006 ($)	2005 ($)
Operations	Net investment income	37,973,658	35,236,284
	Net realized loss on investments	(11,699,073)	(3,760,913)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,173,068)	3,085,197
	Net Increase from Operations	7,101,517	34,560,568

Distributions Declared to Shareholders	From net investment income:
	Class A	(30,542,332)	(32,264,900)
	Class B	(2,711,730)	(2,674,035)
	Class C	(321,543)	(330,320)
	Class Z	(4,643,347)	(1,484,380)

	From return of capital:
	Class A	(815,534)	—
	Class B	(88,054)	—
	Class C	(9,983)	—
	Class Z	(117,590)	—
	Total Distributions Declared to Shareholders	(39,250,113)	(36,753,635)

Share Transactions	Class A:
	Subscriptions	18,757,500	13,506,565
	Proceeds received in connection with merger	41,865,133	—
	Distributions reinvested	20,875,041	20,884,162
	Redemptions	(144,204,115)	(132,321,659)
	Net Decrease	(62,706,441)	(97,930,932)

	Class B:
	Subscriptions	2,911,763	4,466,472
	Proceeds received in connection with merger	24,211,346	—
	Distributions reinvested	2,224,653	2,053,512
	Redemptions	(30,008,744)	(33,346,909)
	Net Decrease	(660,982)	(26,826,925)

	Class C:
	Subscriptions	2,439,711	1,038,097
	Proceeds received in connection with merger	1,038,364	—
	Distributions reinvested	252,964	254,243
	Redemptions	(3,741,762)	(3,342,366)
	Net Decrease	(10,723)	(2,050,026)

	Class Z:
	Subscriptions	27,249,589	26,705,754
	Proceeds received in connection with merger	78,066,165	—
	Distributions reinvested	1,614,118	1,473,923
	Redemptions	(34,510,363)	(18,278,764)
	Net Increase	72,419,509	9,900,913
	Net Increase (Decrease) from Share Transactions	9,041,363	(116,906,970)

	Total Decrease in Net Assets	(23,107,233)	(119,100,037)

Net Assets	Beginning of period	871,705,332	990,805,369
	End of period	848,598,099	871,705,332
	Overdistributed net investment income at end of period	(3,120,178)	(4,043,877)

See Accompanying Notes to Financial Statements.

28

	Year Ended August 31	2006	2005
Changes in Shares	Class A:
	Subscriptions	1,810,583	1,262,773
	Issued in connection with merger	3,940,594	—
	Issued for distributions reinvested	2,012,750	1,950,429
	Redemptions	(13,900,990)	(12,364,522)
	Net Decrease	(6,137,063)	(9,151,320)

	Class B:
	Subscriptions	281,163	417,131
	Issued in connection with merger	2,279,693	—
	Issued for distributions reinvested	214,498	191,777
	Redemptions	(2,895,497)	(3,115,192)
	Net Decrease	(120,143)	(2,506,284)

	Class C:
	Subscriptions	235,651	96,868
	Issued in connection with merger	97,796	—
	Issued for distributions reinvested	24,402	23,745
	Redemptions	(360,929)	(312,843)
	Net Decrease	(3,080)	(192,230)

	Class Z:
	Subscriptions	2,625,078	2,493,323
	Issued in connection with merger	7,351,688	—
	Issued for distributions reinvested	155,726	137,679
	Redemptions	(3,306,640)	(1,709,795)
	Net Increase	6,825,852	921,207

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended August 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.73		$10.75	$10.60	$10.88	$10.61

Income from Investment Operations:
Net investment income	0.44	(a)	0.41 (a)	0.44 (a)	0.41	0.51 (a)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)		— (b)	0.13	(0.24)	0.32
Total from Investment Operations	0.12		0.41	0.57	0.17	0.83

Less Distributions Declared to Shareholders:
From net investment income	(0.46)		(0.43)	(0.42)	(0.45)	(0.56)
From return of capital	(0.01)		—	—	—	—
Total Distributions Declared to Shareholders	(0.47)		(0.43)	(0.42)	(0.45)	(0.56)

Net Asset Value, End of Period	$10.38		$10.73	$10.75	$10.60	$10.88
Total return (c)	1.07	%(d)	3.91%	5.49%	1.52%	8.05%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.97%		1.08%	1.16%	1.25%	1.21%
Net investment income (e)	4.24%		3.87%	4.11%	3.30%	4.77%
Waiver/reimbursement	0.01%		—	—	—	—
Portfolio turnover rate	92%		80%	93%	61%	94%
Net assets, end of period (000’s)	$665,283		$754,026	$853,801	$1,004,181	$567,270

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)   Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended August 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.73		$10.75	$10.60	$10.88	$10.61

Income from Investment Operations:
Net investment income	0.36	(a)	0.33 (a)	0.36 (a)	0.31	0.43 (a)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)		— (b)	0.13	(0.22)	0.32
Total from Investment Operations	0.04		0.33	0.49	0.09	0.75

Less Distributions Declared to Shareholders:
From net investment income	(0.38)		(0.35)	(0.34)	(0.37)	(0.48)
From return of capital	(0.01)		—	—	—	—
Total Distributions Declared to Shareholders	(0.39)		(0.35)	(0.34)	(0.37)	(0.48)

Net Asset Value, End of Period	$10.38		$10.73	$10.75	$10.60	$10.88
Total return (c)	0.32	%(d)	3.13%	4.71%	0.76%	7.25%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.72%		1.83%	1.91%	2.00%	1.96%
Net investment income (e)	3.49%		3.12%	3.41%	2.56%	4.02%
Waiver/reimbursement	0.01%		—	—	—	—
Portfolio turnover rate	92%		80%	93%	61%	94%
Net assets, end of period (000’s)	$65,896		$69,452	$96,527	$143,880	$82,701

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)   Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.73	$10.75	$10.60	$10.88	$10.61

Income from Investment Operations:
Net investment income	0.38 (a)	0.35 (a)	0.38 (a)	0.32	0.44 (a)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)	— (b)	0.13	(0.22)	0.32
Total from Investment Operations	0.05	0.35	0.51	0.10	0.76

Less Distributions Declared to Shareholders:
From net investment income	(0.39)	(0.37)	(0.36)	(0.38)	(0.49)
From return of capital	(0.01)	—	—	—	—
Total Distributions Declared to Shareholders	(0.40)	(0.37)	(0.36)	(0.38)	(0.49)

Net Asset Value, End of Period	$10.38	$10.73	$10.75	$10.60	$10.88
Total return (c)(d)	0.47%	3.29%	4.86%	0.91%	7.41%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.57%	1.68%	1.76%	1.85%	1.81%
Net investment income (e)	3.65%	3.27%	3.60%	2.76%	4.17%
Waiver/reimbursement	0.16%	0.15%	0.15%	0.15%	0.15%
Portfolio turnover rate	92%	80%	93%	61%	94%
Net assets, end of period (000’s)	$8,231	$8,547	$10,630	$18,934	$10,686

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)   Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended August 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.73		$10.75	$10.60	$10.88	$10.61

Income from Investment Operations:
Net investment income	0.46	(a)	0.44 (a)	0.46 (a)	0.40	0.54 (a)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)		— (b)	0.14	(0.20)	0.31
Total from Investment Operations	0.14		0.44	0.60	0.20	0.85

Less Distributions Declared to Shareholders:
From net investment income	(0.48)		(0.46)	(0.45)	(0.48)	(0.58)
From return of capital	(0.01)		—	—	—	—
Total Distributions Declared to Shareholders	(0.49)		(0.46)	(0.45)	(0.48)	(0.58)

Net Asset Value, End of Period	$10.38		$10.73	$10.75	$10.60	$10.88
Total return (c)	1.33	%(d)	4.16%	5.75%	1.77%	8.32%

Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.72%		0.83%	0.91%	1.00%	0.96%
Net investment income (e)	4.51%		4.12%	4.30%	3.47%	5.02%
Waiver/reimbursement	0.01%		—	—	—	—
Portfolio turnover rate	92%		80%	93%	61%	94%
Net assets, end of period (000’s)	$109,187		$39,680	$29,848	$9,857	$657

(a)   Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Notes to Financial Statements – Columbia Federal Securities Fund (August 31, 2006)

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on September 23, 2005, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to September 23, 2005, the Fund was a series of Columbia Funds Trust III.

Investment Goal

The Fund seeks as high a level of current income and total return as is consistent with prudent risk.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves

34

certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”) of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the broker in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in segregated accounts until the settlement date, cash or liquid securities in amounts equal to the forward purchase price.

The Fund’s policy is to record the components of dollar rolls using “to be announced” mortgage-backed securities (“TBA Dollar Rolls”). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Columbia’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies liquid portfolio securities in its records in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all

35

debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, distributions in excess and paydown reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,168,993	$(1,539,285)	$370,292

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

	August 31, 2006	August 31, 2005
Distributions paid from:
Ordinary Income	$38,218,952	$36,753,635
Return of Capital	1,031,161	—

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$—	$—	$—	$6,294,914

*      The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to amortization/accretion adjustments, non-deductible deferred trustees fees, capital loss carry forwards, post-October capital loss deferrals and capital gains distributions.

Unrealized appreciation and depreciation at August 31, 2006, based on the cost of investments for federal income tax purposes was:

Unrealized appreciation	$13,404,038
Unrealized depreciation	(7,109,124)
Net unrealized appreciation	$6,294,914

36

The following capital loss carryforwards, determined as of August 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$9,271,661
2008	39,883,064
2009	29,849,094
2012	24,359
2014	10,286,822
$89,315,000

Of the capital loss carryforwards attributable to the Fund, $24,888,206 ($9,271,661 expiring 08/31/07, $15,616,545 expiring 08/31/08) remain from the Liberty Intermediate Government Fund’s merger with the Fund and $259,852 ($235,493 expiring on 08/31/08, $24,359 expiring on 08/31/12) remain from the Nations Government Securities Fund’s merger with the Fund.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006 post-October capital losses of $10,182,225 attributed to security transactions were deferred to September 1, 2006.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
Over $3 billion	0.40%

For the year ended August 31, 2006, the Fund’s effective investment advisory fee rate was 0.51% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

37

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended August 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.037% of the Fund’s average daily net assets.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses. For the period September 1, 2005 through October 31, 2005 the Transfer Agent voluntarily waived fees of $121,410 for the Fund.

For the year ended August 31, 2006, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.11% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended August 31, 2006, the Distributor has retained net underwriting discounts of $13,885 on sales of the Fund’s Class A shares and received net CDSC fees of $206, $162,986 and $1,743 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”) which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

38

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2006, the Fund paid $2,888 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Portfolio Information

For the year ended August 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $630,652,147 and $839,458,725, respectively, of which $391,183,529 and $307,824,377, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in “Other expenses” on the Statement of Operations. For the year ended August 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of August 31, 2006, the Fund had a shareholder that held 8.3% of shares outstanding which were beneficially owned by a participant account over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

Note 8. Securities lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by the Fund from securities lending appears as part of Investment Income in its Statement of Operations.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain

39

governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees

40

and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended August 31, 2006, Columbia has assumed $9,193 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Note 10. Business Combinations & Mergers

On September 23, 2005, Nations Government Securities Fund merged into Columbia Federal Securities Fund. Columbia Federal Securities Fund received a tax-free transfer of assets from Nations Government Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation(1)
13,669,771	$145,181,008	$270,304

Net Assets of Columbia Federal Securities Fund Prior to Combination	Net Assets of Nations Government Securities Fund Immediately Prior to Combination	Net Assets of Columbia Federal Securities Fund Immediately After Combination
$849,411,528	$145,181,008	$994,592,536

(1)   Unrealized appreciation is included in the Net Assets Received.

41

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (constituting part of Columbia Funds Series Trust I, hereafter referred to as the “Fund”) at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2006

42

Fund Governance – Columbia Federal Securities Fund

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83(2), None

(1)   In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

43

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

(2)           Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

44

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

(3)   Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

45

Fund Governance – Columbia Federal Securities Fund

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

46

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

47

Columbia Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund
Columbia Large Cap Core Fund
Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoalTM Balanced Growth Portfolio
Columbia LifeGoalTM Growth Portfolio
Columbia LifeGoalTM Income Portfolio
Columbia LifeGoalTM Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund
Columbia Real Estate Equity Fund
Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

48

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

49

Important Information About This Report

Columbia Federal Securities Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

50

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Federal Securities Fund	PRSRT STD
U.S. Postage
Annual Report – August 31, 2006	PAID
Holliston, MA
Permit NO. 20

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/113672 (0806) (10/06) 06/30733

Columbia Management®

Columbia Funds

Annual Report – August 31, 2006

■  Columbia International Stock Fund

■  Columbia Mid Cap Growth Fund

■  Columbia Small Cap Growth Fund I

■  Columbia Real Estate Equity Fund

■  Columbia Technology Fund

■  Columbia Strategic Investor Fund

■  Columbia Balanced Fund

■  Columbia Oregon Intermediate Municipal Bond Fund

■  Columbia Conservative High Yield Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

President's Message

August 31, 2006

Columbia International Stock Fund	2

Columbia Mid Cap Growth Fund	7

Columbia Small Cap Growth Fund I	12

Columbia Real Estate Equity Fund	17

Columbia Technology Fund	22

Columbia Strategic Investor Fund	27

Columbia Balanced Fund	32

Columbia Oregon Intermediate Municipal Bond Fund	37

Columbia Conservative High Yield Fund	42

Financial Statements	47

Investment Portfolios	48

Statements of Assets and Liabilities	96

Statements of Operations	100

Statements of Changes in Net Assets	104

Financial Highlights	114

Notes to Financial Statements	162

Report of Independent Registered Public Accounting Firm	180

Unaudited Information	181

Fund Governance	182

Columbia Funds	186

Important Information About This Report	189

The views expressed in the President's Message and Portfolio Managers' reports reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

We appreciate your continued confidence in the Columbia Funds. Many of the product changes and other initiatives we have told you about in the prior 18 months have been fully completed. The results have been as we expected—a more streamlined product offering with lower expense ratios for the majority of our funds. When coupled with the improvements in our investment process, we believe Columbia Management is well positioned to provide you with an array of products to help meet your investment needs.

We have also made improvements to our servicing platform.Website enhancements, improved account access at www.columbiafunds.com and a recently upgraded automated phone system available at 800.345.6611 provide you with everything you need to manage your relationship with Columbia 24 hours a day, 7 days a week. The new phone system is equipped with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, you can buy, sell or exchange funds either on-line or over the phone. (Buying shares requires that a link has been established between your bank account and Columbia Funds account).Up to-date performance and pricing information is also available on-line or over the phone. We will continue to look for ways to expand capabilities for you in the future.

So, as you read the enclosed portfolio manager commentary on your fund and what has driven its performance results, be assured that we will not rest on the recent success of our product and service enhancements. We will continue to seek ways to provide you with better financial solutions and consistent, high-quality results. We value your relationship with us and will work hard to earn your continued trust.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Funds

The US economy grew at a solid but uneven pace during the 12-month period that began September 1, 2005 and ended August 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.6% as job growth provided support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Early in the period, the economy reeled from the effects of hurricanes Katrina and Rita, which devastated the Gulf Coast late last summer. The twin storms disrupted the flow of energy products and left millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.8% in the fourth quarter of 2005.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%. Job growth resumed at a healthy pace, and consumer confidence rebounded. Yet, the once strong housing market showed signs of serious slowing. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets. Consumer spending growth moved lower in the final months of the period, and economic growth slowed. After 17 consecutive short-term interest rate hikes, the Fed took no action in its August meeting, a potential indication that it may be more concerned with maintaining growth than reining in inflation. The federal funds rate, a key short-term lending rate, ended the period at 5.25%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large company stock market performance—returned a respectable 8.88% for this reporting period. Small- and mid-cap stocks did slightly better than large-cap stocks; however, the margin or difference narrowed considerably over previous periods. The Russell 2000 Index returned 9.36%, while the Russell Midcap Index1 returned 9.05%. Energy stocks and real estate investment trusts led the US stock market. However, energy pulled back in the final months of the period as commodity prices retreated. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 24.28%.

Bond market maintained a positive return

The US bond market delivered modest but positive returns, as interest rates edged lower for the last two months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.74%—about three-quarters of a percentage point higher than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 1.71% for the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 5.45%.

1 The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 1-year period ended August 31, 2006

■  Despite volatility, the broad stock market, as measured by the S&P 500 Index, returned 8.88%. Foreign stocks did considerably better than domestic stocks, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index.

S&P Index	MSCI Index

■  Investment-grade bonds rebounded in the final months of the period, lifting the Lehman Brothers U.S. Aggregate Bond Index to a positive return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The MSCI EAFE (Europe, Australasia, Far East) Index is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Performance Information – Columbia International Stock Fund

Net asset value per share

as of 08/31/06 ($)

Class A	18.89
Class B	18.44
Class C	18.51
Class D	18.57
Class G	18.43
Class Z	19.03

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	0.30
Class B	0.18
Class C	0.18
Class D	0.18
Class G	0.19
Class Z	0.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

Sales charge	without	with
Class A	21,578	20,332
Class B	20,921	20,921
Class C	21,000	21,000
Class D	21,067	20,861
Class G	20,920	20,920
Class Z	21,957	n/a

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		G		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		03/18/05		10/01/92
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1-year	21.98	14.97	21.30	16.30	21.28	20.28	21.27	20.27	21.29	16.29	22.45
5-year	9.25	7.96	8.58	8.29	8.66	8.66	8.73	8.50	8.57	8.14	9.63
10-year	7.99	7.35	7.66	7.66	7.70	7.70	7.74	7.63	7.66	7.66	8.18

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		G		Z
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1-year	26.63	19.34	25.89	20.89	25.94	24.94	25.85	24.85	25.88	20.88	27.11
5-year	7.47	6.20	6.84	6.53	6.92	6.92	6.98	6.77	6.84	6.37	7.84
10-year	7.27	6.64	6.96	6.96	7.00	7.00	7.03	6.92	6.96	6.96	7.46

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B and G shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class G performance information includes returns of the fund's class B shares for the period from 11/01/02 through 03/18/05 and for periods prior thereto, the fund's class Z shares. Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, and G would have been lower.

Understanding Your Expenses

Columbia International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.04	1,019.11	6.30	6.16	1.21
Class B	1,000.00	1,000.00	1,062.21	1,015.32	10.19	9.96	1.96
Class C	1,000.00	1,000.00	1,061.96	1,015.32	10.19	9.96	1.96
Class D	1,000.00	1,000.00	1,062.36	1,015.32	10.19	9.96	1.96
Class G	1,000.00	1,000.00	1,062.26	1,015.58	9.93	9.70	1.91
Class Z	1,000.00	1,000.00	1,067.90	1,020.37	5.00	4.89	0.96

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 countries

as of 08/31/06 (%)

Japan	24.4
United Kingdom	17.2
Germany	10.7
Switzerland	6.8
France	6.6

Top 10 holdings

as of 08/31/06 (%)

AstraZeneca PLC	2.1
Toyota Motor Corp.	2.1
Novartis AG	2.1
Banco Bilbao Vizaya Argentaria SA	1.8
Barclays PLC	1.7
BNP Paribas SA	1.6
Total SA	1.6
Nokia Oyj	1.6
ENI SpA	1.5
HSBC Holdings PLC	1.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended August 31, 2006, Columbia International Stock Fund class A shares returned 21.98% without sales charge. The fund trailed its benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index, which returned 24.28% and 25.44%, respectively.1 The average return of the fund's peer group, the Morningstar Foreign Large Blend Category, was 22.53%.2

An above-average position in Japan was a major positive contributor to the fund's performance up until the last several months of the period, when it detracted from performance. Stock selection in the energy and industrials sectors and a weak US dollar were helpful, the latter because the value of the fund's shares rose when converted to US dollars.

Environment favored world stock markets

Robust global growth, tame inflation and the accommodative monetary policies of overseas central banks were positive for international stocks for most of the period. In May, however, concerns that high oil prices would spark inflation prompted central banks to boost interest rates. Bank actions raised questions about the sustainability of economic growth and resulted in a decline in stock prices.

Japan was a source of strength

For most of the period, the fund was helped by an overweight in Japan. Investor sentiment toward Japan improved, supported by an end to years of deflation, strong capital spending and a trend toward shareholder-oriented management within corporations. Drastic structural reform on several different fronts—postal reform, pension reform, financial system reform—has worked out nicely and boosted confidence in the staying power of a rebound in fundamentals. However, Japan's central bank ended its zero-interest-rate policy late in July and indicated that it would adjust rates gradually. The bank's actions, which occurred during a period of overall weakness for foreign markets, intensified Japan's stock market decline.

Japan was also the source of one of the biggest stock contributors to performance—Komatsu Ltd., an industrial machinery manufacturer. We favored Komatsu because we believed that investors had overlooked the earnings growth that could result from a recovery in global infrastructure spending, incremental orders from US highway construction projects and the capital outlays required to rebuild New Orleans. The stock rose more than 67%. Electric Power Development Co. Ltd., a Japanese electric utility wholesaler, was another positive contributor to the fund's performance. We believed that

1The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued)

Columbia International Stock Fund

the stock was attractively valued even though it is a low-cost provider. The company has generated strong cash flows and is led by a solid management team.

Performance contributors

Other companies that helped return were Norsk Hydro ASA, an energy company in Norway, and Schering AG, a German pharmaceutical company, which made sizeable gains because of its merger with Bayer AG. We sold Schering on news of the buyout and held onto our position in Bayer. We sold Bayer when we believed the runup in the share price was implying more synergistic benefits from the merger than could actually be realized.

Performance detractors

An underweight in the more defensive consumer staples and utilities sectors hurt performance late in the period. Merger and acquisitions activity in the utilities sector pushed prices beyond what we considered reasonable, so we cut back the fund's exposure to the sector. We also moved out of mining and metals stocks and into the chemicals sector. This move proved to be ill-timed, as demand for raw materials continued unabated and the more defensive chemicals sector struggled under the burden of high energy prices.

An emphasis on emerging market stocks aided performance early in the period as strong demand for basic materials and other products drove emerging market returns higher. However, the sector pulled back near the end of the period as concerns about a potential slowdown in economic growth began to mount.

Looking ahead

We expect the global economy to grow at a more moderate pace, with emerging markets likely continuing to drive global demand. We also expect the outsourcing of manufacturing to low-cost countries to continue, which, in conjunction with slower growth, could help keep inflation in check. We have used market weakness to add to positions that we believe may benefit from moderate global growth, particularly in the industrials and energy sectors, and expect international stocks to recover from the May correction.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/06

+21.98%

Class A Shares

+24.28%

MSCI EAFE Index

Management Style

Holdings discussed in this report

as of 8/31/06 (%)

Komatsu Ltd.	0.8
Electric Power Development Co. Ltd.	0.4
Norsk Hydro ASA	0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 21.98% without sales charge.

■  Steady economic growth and favorable currency factors helped the fund, its benchmarks and peer group generate double-digit returns for the period.

■  An overweight in Japan aided performance throughout most of the period. However, the Japanese stock marked declined more than many other markets late in the period.

Fred Copper, lead manager for Columbia International Stock Fund, has managed or co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since September 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since September 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since March 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since April 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since April 2005.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

sales charge	without	with
Class A	21,104	19,892
Class B	20,504	20,504
Class C	20,547	20,547
Class D	20,521	20,318
Class G	20,461	20,461
Class R	21,069	21,069
Class T	21,130	19,916
Class Z	21,399	n/a

Net asset value per share

as of 08/31/06 ($)

Class A	24.01
Class B	23.32
Class C	23.37
Class D	23.34
Class G	23.27
Class R	23.97
Class T	24.04
Class Z	24.35

Distribution declared per share

09/01/05 – 08/31/06 ($)

Class A	0.31
Class B	0.31
Class C	0.31
Class D	0.31
Class G	0.31
Class R*	0.00
Class T	0.31
Class Z	0.31

* Class R commenced operations on January 23, 2006.

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		G		R	T		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		11/01/02		01/23/06	11/01/02		11/20/85
Sales charge	without	with	without	with	without	with	without	with	without	with	without	without	with	without
1-year	9.76	3.45	8.95	3.95	8.93	7.93	8.94	7.94	9.02	4.02	9.58	9.70	3.41	10.06
5-year	5.05	3.81	4.45	4.11	4.49	4.49	4.47	4.26	4.40	3.89	5.02	5.08	3.84	5.34
10-year	7.75	7.12	7.44	7.44	7.47	7.47	7.45	7.35	7.42	7.42	7.74	7.77	7.13	7.90

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		G		R	T		Z
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without	without
1- year	20.44	13.52	19.57	14.57	19.53	18.53	19.50	18.50	19.57	14.57	20.30	20.35	13.43	20.70
5- year	3.62	2.40	3.06	2.70	3.09	3.09	3.07	2.86	3.01	2.47	3.60	3.65	2.42	3.89
10-Year	7.57	6.94	7.28	7.28	7.30	7.30	7.29	7.18	7.26	7.26	7.56	7.59	6.95	7.72

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A and T shares, maximum contingent deferred sales charge of 5.00% for class B and G shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D sales charge of 1.00% is waived after October 13, 2003.

All results shown assume reinvestment of distributions.

Class R and class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R and class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). The returns for class R include the returns of class A prior to 01/23/06, the date on which class R was initially offered by the fund. The returns shown for class R also include the performance of class Z prior to the inception of class A (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

Understanding Your Expenses

Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	949.39	1,018.95	6.09	6.31	1.24
Class B	1,000.00	1,000.00	945.66	1,015.17	9.76	10.11	1.99
Class C	1,000.00	1,000.00	945.76	1,015.17	9.76	10.11	1.99
Class D	1,000.00	1,000.00	945.71	1,015.17	9.76	10.11	1.99
Class G	1,000.00	1,000.00	945.96	1,015.43	9.52	9.86	1.94
Class R	1,000.00	1,000.00	948.18	1,017.69	7.32	7.58	1.49
Class T	1,000.00	1,000.00	949.08	1,018.70	6.34	6.56	1.29
Class Z	1,000.00	1,000.00	950.80	1,020.21	4.87	5.04	0.99

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Mid Cap Growth Fund

For the 12-month period ended August 31, 2006, Columbia Mid Cap Growth Fund class A shares returned 9.76% without sales charge. The fund outperformed both the Russell Midcap Growth Index and the Russell Midcap Index, which returned 6.00% and 9.05%, respectively, during the same period.1 The fund also outperformed its peer group, the Morningstar Mid-Cap Growth Category, which averaged a return of 4.82%.2 Strong stock selection drove the fund's outperformance relative to its primary index, the Russell Midcap Growth Index.

Information technology stocks outperformed

Information technology stocks outperformed the index and had a significant impact on returns. MEMC Electrical Materials Inc. advanced on improved pricing from increased demand for both silicon and semiconductors. SanDisk Corp. benefited from its dominant position as a supplier of flash memory. Cognizant Technology Solutions Corp. continued to capitalize on the trend of outsourcing IT services to India. We trimmed Comverse Technology, Inc. (sold from the portfolio), which declined on concerns regarding stock option backdating. Slower growth expectations plagued NAVTEQ Corp., which fell 43% in the period.

Telecommunication services sector generated compelling returns

Strong stock picking and an overweight position in the telecommunications services sector enhanced performance relative to the index. The fund's telecommunications services stocks gained 54%, and no holdings in the group detracted from performance during the reporting period. Millicom International Cellular SA was the top contributor and continued to benefit from its strong position in emerging markets. American Tower Corp. and Crown Castle International Corp. benefited from increased capacity needs from their wireless service customers.

Financial stocks enhanced portfolio results

Advancing 31% for the reporting period, the fund's financial stocks also surpassed their counterparts in the index. Top contributor Lazard Ltd. profited from increased activity in mergers and acquisitions, while Chicago Mercantile Exchange Holdings, Inc. advanced, due to the increased use of derivatives and a growing market share. On the downside, Legg Mason, Inc. (sold from the portfolio) and Greenhill & Co., Inc. detracted from returns.

1The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 08/31/06 (%)

Health care	18.6
Information technology	18.4
Consumer discretionary	16.3
Industrials	11.5
Energy	7.8

Top 10 holdings

as of 08/31/06 (%)

American Tower Corp.	1.7
AES Corp.	1.5
Allergan, Inc.	1.5
Cognizant Technology Solutions Corp.	1.5
Coach, Inc.	1.4
J.C. Penney Co., Inc.	1.1
Potash Corp. of Saskatchewan, Inc.	1.1
Ambac Financial Group, Inc.	1.1
Varian Medical Systems, Inc.	1.0
Crown Castle International Corp.	1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers' Report (continued)

Columbia Mid Cap Growth Fund

Solid gains achieved in the materials and industrial sectors

Portfolio gains were widespread during the period, and the materials and industrial sectors were solid contributors, performing better than the index. Top contributors in the industrials sector included Terex Corp. and Joy Global, Inc., which benefited from exposure to mining and construction customers engaged in a replacement cycle. CH Robinson Worldwide, Inc., a logistics company, also benefited from global trade and a high return on capital. Hexcel Corp., however, fell as one of its major customers for airline components delayed the introduction of new aircraft and was sold from the portfolio. Among materials stocks, Phelps Dodge Corp. and Eagle Materials, Inc. (sold from the portfolio) were top contributors for the period, while Potash Corp. of Saskatchewan, Inc. detracted from the portfolio's return.

Health care and consumer staples stocks trailed

The health care and consumer staples sectors added to returns, but trailed the index. Among health care names, Allergan, Inc. advanced on news of FDA approval on its prescription eye drug, as well as on strong second quarter profits and revenue. Poor performance by Neurocrine Biosciences, Inc. (sold from the portfolio) and Medicis Pharmaceutical Corp. negated those gains. Among consumer staples stocks, we sold Corn Products International, Inc., which fell on reduced profit expectations, and Tyson Foods, Inc., which dropped as it struggled to improve margins.

Consumer discretionary stocks declined

The consumer discretionary sector hindered performance, as stocks in this sector declined 11% in this period. XM Satellite Radio Holdings, Inc. (sold from the portfolio) declined due to slowing growth in its subscriber base, Tempur-Pedic International, Inc. (sold from the portfolio) fell on concerns of price discounts and competition, and Chico's FAS, Inc. dropped as sales slowed. Bright spots in the sector included retailers GameStop Corp. and Children's Place Retail Stores, Inc., which gained 29% and 42%, respectively.

Adjusting for slowing economic growth

We anticipate slowing economic growth and have adjusted the portfolio accordingly. We trimmed the fund's exposure to cyclical stocks, as well as to certain parts of the energy sector and reduced industrials and materials sector weights. We increased exposure to certain areas, including health care and consumer staples. Across the portfolio, we seek to invest in growth companies that have the potential to perform well in a slowing economy.

Equity investment is affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■   For the 12-month period ended August 31, 2006, the fund's class A shares returned 9.76% without sales charge.

■   The fund's performance surpassed the returns of the Russell Midcap Growth Index and the Russell Midcap Index.

■   Strong stock selection contributed to the fund's outperformance for the reporting period.

Kenneth A. Korngiebel has managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.*

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.

J. Michael Kosicki has co-managed the fund since February 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004.*

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004.

Theodore R. Wendell has co-managed the fund since February 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.*

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

*  Effective October 2006, Kenneth A. Korngiebel, J. Michael Kosicki and Theodore R. Wendell no longer manage the fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/06

+9.76%

Class A Shares

+6.00%

Russell Midcap Growth Index

+9.05%

Russell Midcap Index

Management Style

Holdings discussed in this report

as of 8/31/06 (%)

MEMC Electrical Materials, Inc.	0.5
SanDisk Corp.	0.8
Cognizant Technology Solutions Corp.	1.5
NAVTEQ Corp.	0.3
Millicom International Cellular SA	0.6
American Tower Corp.	1.7
Crown Castle International Corp.	1.0
Lazard Ltd.	0.5
Chicago Mercantile Exchange Holdings, Inc.	0.6
Greenhill & Co., Inc.	0.3
Terex Corp.	0.9
Joy Global, Inc.	0.9
CH Robinson Worldwide, Inc.	0.4
Phelps Dodge Corp.	0.7
Potash Corp. of Saskatchewan, Inc.	1.1
Allergan, Inc.	1.5
Medicis Pharmaceutical Corp.	0.4
Chico's FAS, Inc.	0.5
GameStop Corp.	0.9
Children's Place Retail Stores, Inc.	0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

On September 15, 2006, Columbia Marsico Mid Cap Growth Fund merged into Columbia Mid Cap Growth Fund. The resulting fund is known as Columbia Mid Cap Growth Fund.

Performance Information – Columbia Small Cap Growth Fund I

Net asset value per share

as of 08/31/06 ($)

Class A	30.29
Class B	30.14
Class C	30.14
Class Z	30.36

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	0.89
Class B	0.89
Class C	0.89
Class Z	0.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 - 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from October 1, 1996.

Performance of a $10,000 investment 10/01/96 - 08/31/06 ($)

Sales charge	without	with
Class A	30,752	28,975
Class B	30,600	30,600
Class C	30,600	30,600
Class Z	30,811	n/a

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		Z
Inception	11/01/05		11/01/05		11/01/05		10/01/96
Sales charge	without	with	without	with	without	with	without
1- year	12.42	5.94	11.86	6.86	11.86	10.86	12.64
5-year	7.83	6.56	7.72	7.42	7.72	7.72	7.87
Life	12.00	11.33	11.94	11.94	11.94	11.94	12.02

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1- year	23.42	16.35	22.91	17.91	22.91	21.91	23.61
5-Year	5.89	4.64	5.80	5.48	5.80	5.80	5.92
Life	12.66	11.97	12.61	12.61	12.61	12.61	12.67

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Classes A, B, and C (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, and C would have been lower.

Understanding Your Expenses

Columbia Small Cap Growth Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	961.28	1,017.59	7.46	7.68	1.51
Class B	1,000.00	1,000.00	958.06	1,013.81	11.15	11.47	2.26
Class C	1,000.00	1,000.00	958.06	1,013.81	11.15	11.47	2.26
Class Z	1,000.00	1,000.00	962.60	1,018.85	6.23	6.41	1.26

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 08/31/06 (%)

Information technology	22.0
Health care	20.3
Industrials	19.1
Consumer discretionary	13.9
Financials	8.5

Top 10 holdings

as of 08/31/06 (%)

ICON PLC	2.0
HealthExtras, Inc.	1.9
Affiliated Managers Group, Inc.	1.6
Allscripts Healthcare Solutions, Inc.	1.5
BE Aerospace, Inc.	1.5
ResMed, Inc.	1.5
SiRF Technology Holdings, Inc.	1.4
Huron Consulting Group, Inc.	1.3
ProAssurance Corp.	1.3
General Cable Corp.	1.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended August 31, 2006, Columbia Small Cap Growth Fund I class A shares returned 12.42% without sales charge. The fund surpassed the 6.00% return of the Russell 2000 Growth Index and the 9.36% return of the Russell 2000 Index, during the same period.1 The fund also outperformed its peer group, the Morningstar Small Growth Category, which returned 4.18%.2 Strong stock selection, particularly in the industrial and energy sectors, drove the fund's outperformance relative to its primary index, the Russell 2000 Growth Index.

Industrials made strongest contribution to returns

The fund's industrial holdings performed better than the index, gaining 24% for the period. Top contributors to performance included Terex Corp. and Joy Global, Inc. (sold from the portfolio), which benefited from exposure to mining and construction customers engaged in a replacement cycle. Kenexa Corp. advanced on solid demand for its human resources software, designed to manage workforce and benefits more efficiently. In addition, BE Aerospace Inc. benefited from a new build cycle for commercial airlines. On the downside, LECG Corp. fell short of expected productivity and was sold from the portfolio. Hexcel Corp., a component supplier levered to the aerospace markets, also fell, as one of its major customers delayed the introduction of new aircraft.

Energy stocks outperformed the index

The fund's energy holdings outperformed, as Core Laboratories NV, Tetra Technologies, Inc. (sold from the portfolio), Veritas DGC, Inc. and Atwood Oceanics, Inc. all benefited from increased spending by exploration and production companies. Disappointments in the group included Oil States International, Inc., which fell victim to the oil and gas correction late in the reporting period. The market correction presented an opportunity to upgrade the portfolio, and we replaced TODCO, down 28% in the reporting period, with higher quality names.

Relative strength found in telecom services, consumer discretionary sectors

The portfolio's holdings in the telecommunications services and consumer discretionary sectors outperformed the index for the period. Telecommunications services holding Millicom International Cellular SA benefited from its solid position in emerging markets, and SBA Communications Corp. was another standout performer. Among consumer discretionary stocks, retailers Gymboree Corp. (sold from the portfolio) and Children's

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued)

Columbia Small Cap Growth Fund I

Place Retail Stores, Inc. were strong contributors. VistaPrint Ltd. also performed well for the fund, but was sold because we became uncomfortable with the quality of its revenue stream. Tempur-Pedic International, Inc. was less favorable and was sold on concerns about discounting and competition.

Information technology sector made solid contribution

Technology stocks made a solid contribution to the portfolio's return, but performance trailed that of the index. Hittite Microwave Corp.'s valuable technology in analog and integrated mixed-signal circuits was reflected in its profit margins, and it was the top contributor in the sector. Global Payments, Inc. gained on its agreement with HSBC to access Asian markets, and Micromuse, Inc. soared on news of its acquisition by IBM. Despite these strong individual performances, holdings such as Ixia, NetLogic Microsystems, Inc. and Wind River Systems, Inc. (sold from the portfolio) detracted from results.

Health care sector posed challenges

While most sectors made positive contributions to results, the health care sector detracted from returns in the reporting period. Icon PLC, a health services firm, advanced as bookings for its clinical trial services accelerated and as its lab business recovered, but its gains were overshadowed by underperformance among a number of pharmaceutical stocks. Salix Pharmaceuticals Ltd. declined as inventory build and higher expenses delayed an anticipated increase in profitability, and we reduced the position. Medicis Pharmaceutical Corp. fell as key products faced new and generic competition; we are holding the stock, because recent approval for a new acne drug could help profitability.

Adjusting for slowing economic growth

We anticipate slowing economic growth and have adjusted the portfolio accordingly. We trimmed the fund's exposure to cyclical stocks, as well as to certain parts of the energy sector and reduced industrials and materials sector weights. We increased exposure to certain areas, including health care and consumer staples. Across the portfolio, we seek to invest in growth companies that have the potential to perform well in a slowing economy.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Fund Profile – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/06

+12.42%

Class A Shares

+9.36%

Russell 2000 Index

+6.00%

Russell 2000 Growth Index

Management Style

Holdings discussed in this report

as of 08/31/06 (%)

Terex Corp.	0.6
Kenexa Corp.	1.1
BE Aerospace, Inc.	1.5
Hexcel Corp.	0.8
Core Laboratories NV	1.0
Veritas DGC, Inc.	0.6
Atwood Oceanics, Inc.	1.2
Oil States International, Inc.	1.0
Millicom International Cellular SA	0.4
SBA Communications Corp.	1.1
Children's Place Retail Stores, Inc.	0.7
Hittite Microwave Corp.	0.7
Global Payments, Inc.	0.9
Ixia	1.1
NetLogic Microsystems, Inc.	0.9
Icon PLC	2.0
Salix Pharmaceuticals Ltd.	0.3
Medicis Pharmaceutical Corp.	0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

■   For the 12-month period ended August 31, 2006, the fund's class A shares returned 12.42% without sales charge.

■   The fund outperformed the Russell 2000 Growth Index and the broader Russell 2000 Index, as well as its peer group.

■   Strong stock selection, particularly in the industrial and energy sectors, contributed to the fund's outperformance.

Kenneth A. Korngiebel has managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.*

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.

J. Michael Kosicki has co-managed the fund since February 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004.*

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004.

Theodore R. Wendell has co-managed the fund since February 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.*

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

*  Effective October 2006, Kenneth A. Korngiebel, J. Michael Kosicki and Theodore R. Wendell no longer manage the fund.

Performance Information – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and it does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

Sales charge	without	with
Class A	41,502	39,104
Class B	40,381	40,381
Class C	40,358	40,358
Class D	40,395	39,991
Class Z	42,024	n/a

Net asset value per share

as of 08/31/06 ($)

Class A	29.07
Class B	29.09
Class C	29.06
Class D	29.08
Class Z	29.10

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	4.06
Class B	3.85
Class C	3.85
Class D	3.85
Class Z	4.12

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		04/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1- year	21.66	14.66	20.78	15.78	20.75	19.75	20.78	19.78	21.99
5-year	17.94	16.55	17.30	17.08	17.28	17.28	17.30	17.07	18.24
10-year	15.29	14.61	14.98	14.98	14.97	14.97	14.98	14.87	15.44

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1- year	17.24	10.50	16.35	11.35	16.36	15.36	16.35	15.35	17.52
5-year	16.88	15.50	16.27	16.05	16.25	16.25	16.28	16.04	17.16
10-year	15.18	14.50	14.88	14.88	14.87	14.87	14.88	14.77	15.32

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Understanding Your Expenses

Columbia Real Estate Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.90	1,019.11	6.44	6.16	1.21
Class B	1,000.00	1,000.00	1,106.82	1,015.32	10.41	9.96	1.96
Class C	1,000.00	1,000.00	1,106.57	1,015.32	10.41	9.96	1.96
Class D	1,000.00	1,000.00	1,106.47	1,015.32	10.41	9.96	1.96
Class Z	1,000.00	1,000.00	1,112.52	1,020.37	5.11	4.89	0.96

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Real Estate Equity Fund

For the 12-month period ended August 31, 2006, Columbia Real Estate Equity Fund class A shares returned 21.66% without sales charge. The fund's benchmark, the NAREIT Index, returned 23.75%.1 The average return of its peer group, the Morningstar Specialty Real Estate Category, was 23.33%.2 We believe the fund underperformed its benchmark and peer group average because of its non-REIT holdings. Approximately 10% to 15% of the fund's assets were in cash and in hotel stocks, which lagged REIT performance during the period. The fund's hotel holdings outperformed the general stock market, but did not keep pace with REITs.

REITs continued to outperform despite concerns about real estate bubble

Real estate investment trusts (REITs) were generally unaffected by the oversupply situation that plagued selected single-family residential markets in the United States and raised concerns about a real estate "bubble." In fact, business prospects for commercial real estate remained quite strong throughout the period, with rental rates generally rising and few oversupply problems compared to the single-family home market.

The fund's portfolio reaped the rewards of these positive factors. Over the course of the past 12 months, we emphasized REITs with high quality real estate holdings and competent, experienced management. In a market where valuations are at all-time highs, we believed that a focus on quality would be beneficial, and our judgement was rewarded. In particular, big players in large downtown office markets—including SL Green Realty Corp. in downtown Manhattan—and upscale apartment building owners and operators, such as Avalon Bay Communities, Inc., buoyed the fund's performance during the year.

Worries about consumer no problem for apartment and mall REITs

Apartment REITs performed well, despite mounting concerns about high energy prices and a slowing economy and their potential impact on consumers. These pressures did not have as much of an impact on apartment rentals as they did on the single-family home market. For the most part, there has been more fear about the economy slowing than actual slowing, and apartment rents have actually increased, bolstering apartment REIT stocks.

Similarly, the pressures on consumer pocketbooks have not affected mall properties, which continued to exhibit strong business prospects. Significant demand for retail space and a lack of new supply have helped the fund's holdings in the sector. However, one of the fund's retail holdings, General Growth Properties, Inc., declined significantly,

1The National Association of Real Estate Investment Trusts (NAREIT) Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top sectors

as of 08/31/06 (%)

Financials	87.5
Consumer discretionary	9.8
Industrials	0.8

Top 10 holdings

as of 08/31/06 (%)

Alexandria Real Estate Equities, Inc.	5.3
Simon Property Group, Inc.	5.3
Equity Residential Property Trust	5.2
Public Storage, Inc.	5.0
Kimco Realty Corp.	4.9
Cousins Properties, Inc.	4.9
Equity Office Properties Trust	4.7
Prologis Trust	4.7
General Growth Properties, Inc.	4.3
Starwood Hotels & Resorts Worldwide, Inc.	4.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers' Report (continued)

Columbia Real Estate Equity Fund

because of concerns that floating-rate debt on its balance sheet could hurt the company's financial situation, if interest rates continue to rise. The company also faced some negative sentiment because it owns a land development business with exposure to the single-family home market. However, its mall properties continued to perform well. It has taken steps to address its financial issues, and we continued to hold the stock.

Hotel allocation detracts from returns

A decision to deploy some of the fund's assets into real-estate related stocks detracted from the fund's returns. Hotel stocks, such as Starwood Hotels & Resorts Worldwide, Inc., Marriott International, Inc. and Hilton Hotels Corp., were undermined by global terrorism threats and their impact on travel. All three stocks outperformed the general stock market but performed poorly relative to REITs.

Looking ahead

The US REIT market has sustained a lengthy period of high returns. While we believe business prospects remain strong, commercial real estate valuations appear to be in uncharted territory. Oversupply does not appear to be an issue today. However, oversupply has been the catalyst that has ended past performance cycles. Against this backdrop, we plan to emphasize high quality companies that own and manage unique, high quality properties. We believe that higher quality companies have the potential to hold up better than lower quality properties if competition intensifies among buyers of commercial real estate and pressure mounts on consumers as the economy slows.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Fund Profile – Columbia Real Estate Equity Fund

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 21.66% without sales charge.

■  Solid economic growth and continued strong demand helped the fund, its benchmark and peer group to 20.0% plus returns for the period.

■  The fund's non-REIT holdings, including hotels and cash, underperformed the REIT markets and the fund's return was lower than the returns of its benchmark and peer group.

Robert McConnaughey has co-managed the fund since October 2005 and has been with the advisor and its predecessors or affiliate organizations since 2002.*

David I. Hoffman has co-managed the fund since November 2005 and has been with the advisor and its predecessors or affiliate organizations since 2001.*

* Effective September 2006, Arthur J. Hurley replaces co-managers Robert McConnaughey and David I. Hoffman as manager on the fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1–year return as of 08/31/06 (%)

+21.66%

Class A Shares

+23.75%

NAREIT Index

Holdings discussed in this report

as of 8/31/06 (%)

SL Green Realty Corp.	3.9
Avalon Bay Communities, Inc.	3.4
General Growth Properties, Inc.	4.3
Starwood Hotels & Resorts Worldwide, Inc.	4.2
Marriott International, Inc.	2.8
Hilton Hotels Corp.	2.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Performance Information – Columbia Technology Fund

Net asset value per share

as of 08/31/06 ($)

Class A	9.33
Class B	9.10
Class C	9.12
Class D	9.15
Class Z	9.43

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	0.56
Class B	0.50
Class C	0.50
Class D	0.50
Class Z	0.58

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 11/09/00 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

Performance of a $10,000 investment 11/09/00 – 08/31/06 ($)

Sales charge	without	with
Class A	9,881	9,314
Class B	9,587	9,496
Class C	9,607	9,607
Class D	9,637	9,541
Class Z	10,003	n/a

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		11/09/00
Sales charge	without	with	without	with	without	with	without	with	without
1- year	12.78	6.29	11.98	6.98	11.95	10.95	11.90	10.90	13.01
5-year	10.15	8.86	9.49	9.21	9.53	9.53	9.60	9.38	10.42
Life	–0.21	–1.22	–0.72	–0.89	–0.69	–0.69	–0.64	–0.81	0.01

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1- year	30.29	22.80	29.49	24.49	29.41	28.41	29.43	28.43	30.68
5-year	7.39	6.13	6.77	6.46	6.81	6.81	6.89	6.69	7.64
Life	0.70	–0.35	0.18	0.01	0.22	0.22	0.29	0.11	0.91

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Understanding Your Expenses

Columbia Technology Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	903.21	1,017.90	6.96	7.37	1.45
Class B	1,000.00	1,000.00	900.09	1,014.12	10.54	11.17	2.20
Class C	1,000.00	1,000.00	900.29	1,014.12	10.54	11.17	2.20
Class D	1,000.00	1,000.00	900.69	1,014.12	10.54	11.17	2.20
Class Z	1,000.00	1,000.00	904.12	1,019.16	5.76	6.11	1.20

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 08/31/06 (%)

Information technology	84.4
Telecommunication services	6.6
Consumer discretionary	4.7
Industrials	2.5
Health care	0.3

Top 10 holdings

as of 08/31/06 (%)

SanDisk Corp.	3.2
Apple Computer, Inc.	3.0
Cognizant Technology Solutions Corp.	2.9
Millicom International Cellular SA	2.6
Oracle Corp.	2.0
American Tower Corp.	2.0
Infineon Technologies AG	2.0
Atheros Communications, Inc.	1.8
Accenture Ltd.	1.7
Intel Corp.	1.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended August 31, 2006, Columbia Technology Fund class A shares returned 12.78% without sales charge. The fund outperformed the Merrill Lynch 100 Technology Index, which returned 7.90% for the same period.1 It also beat the average return of its peer group, the Morningstar Specialty Technology Category,2 which was 4.06%. Stock selection in the wireless communications, communications equipment, electronic equipment and industrial technology areas drove the fund's performance higher than its benchmark and peer group.

Adoption of wireless technology was an investment theme

Greater adoption rates of wireless technology, particularly in the emerging markets, led us to maintain an above-index weight in communications services companies, which we believed would benefit from the trend. In this regard, Millicom International Cellular SA, which provides cellular services in developing countries, was the best performing telecommunications stock in the portfolio, gaining more than 100%. American Tower Corporation, an operator of wireless communications towers, was also a strong performer, as was CSR PLC, a leader in the development of Bluetooth technology. We believe that consumer electronic products are in the beginning stages of using Bluetooth technology, which allows various devices to be interconnected without the use of wires.

Communications equipment companies aided results

The fund was underweight relative to the index in communications equipment companies. However, the fund managed to outperform in the end because of superior stock selection. Cisco Systems, Inc., a networking company, and Nokia Corp. were standout performers in the group. Cisco's share price rose as the company solidified its leadership position in the market. Nokia's stock advanced as the company increased its market share in the cellular telephone industry. Avoiding some poorly performing communications equipment companies was also helpful to performance.

GPS technology companies made strong contributions

The development and use of global positioning systems (GPS) for consumer and industrial applications was a theme in the portfolio throughout the reporting period and our emphasis on the GPS industry had a significant positive influence on the fund's return. Positions in Trimble Navigation Ltd. and NovAtel, Inc., which rose approximately 63% and 22%, respectively, helped boost return. We sold NovAtel when it reached our target valuation. Having less exposure to electronic manufacturing services companies, which were hurt by competition from Asia and a difficult pricing environment, also benefited the fund.

1 The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued)

Columbia Technology Fund

We had less exposure than the index to companies that provide business software, services and equipment to corporations; however, stock performance in this area led to superior performance. We owned Kenexa Corp., a developer of software for human resources management. We also had a position in Ceradyne, Inc., a developer of technical ceramic products for military and commercial uses.

While there were no big negatives in the fund, some of its media holdings did poorly. XM Satellite Radio Holdings, Inc. held back results and was sold from the portfolio.

Seeking new technologies

Historically, technology has tended to do well in the latter part of the year because of seasonal consumer buying trends, and for that reason we are cautiously optimistic about the performance of the fund over the near term. With the longer term in mind, we have focused on companies that are developing new technologies for both consumer and industrial applications. We are particularly interested in flash memory, which is used in digital cameras, iPods and home video game consoles; D-RAM, a type of memory used in personal computers; and Bluetooth technology used in wireless devices. We also plan to emphasize software companies that we believe should benefit from a trend toward purchasing software as an ongoing service. In the months ahead, we also expect to see some consolidation in the software industry. As a result, we plan to focus on companies that may benefit from merger and acquisition activity.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1–year return as of 08/31/06 (%)

+12.78%

Class A Shares

+7.90%

Merrill Lynch 100 Technology Index

Holdings discussed in this report

as of 08/31/06 (%)

Millicom International Cellular SA	2.6
American Tower Corp.	2.0
CSR PLC	1.5
Cisco Systems, Inc.	1.0
Nokia Corp.	0.5
Trimble Navigation Ltd.	0.2
Kenexa Corp.	0.6
Ceradyne, Inc.	0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 12.78% without sales charge.

■  The fund performed better than the Merrill Lynch 100 Technology Index, and its return was higher than the average return of its peer group, the Morningstar Specialty Technology Category.

■  Stock selection in the wireless communications, communications equipment, electronic equipment and industrial technology areas drove the fund's performance.

Wayne Collette has co-managed the Columbia Technology Fund since June 2002 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Theodore R. Wendell has been with the advisor or its predecessors or affiliate organizations since 2000. Except for the period between June and August 2004, he has co-managed the fund since June 2002.*

*  Effective October 2006, Theodore R. Wendell no longer manages the fund.

Performance Information – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 11/09/00 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

Performance of a $10,000 investment 11/09/00 – 08/31/06 ($)

Sales charge	without	with
Class A	23,654	22,296
Class B	22,951	22,851
Class C	22,962	22,962
Class D	22,941	22,714
Class Z	23,879	n/a

Net asset value per share

as of 08/31/06 ($)

Class A	21.22
Class B	20.81
Class C	20.82
Class D	20.80
Class Z	21.28

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	1.66
Class B	1.52
Class C	1.52
Class D	1.52
Class Z	1.71

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		11/09/00
Sales charge	without	with	without	with	without	with	without	with	without
1- year	8.26	2.03	7.47	2.47	7.46	6.47	7.42	6.42	8.50
5-year	11.60	10.29	10.93	10.66	10.94	10.94	10.92	10.69	11.81
Life	15.98	14.80	15.38	15.29	15.39	15.39	15.37	15.17	16.17

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1- year	9.85	3.54	9.02	4.02	9.01	8.01	9.07	8.07	10.15
5-year	10.54	9.24	9.90	9.63	9.91	9.91	9.90	9.68	10.75
Life	15.96	14.75	15.37	15.28	15.38	15.38	15.37	15.16	16.15

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Understanding Your Expenses

Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.67	1,018.75	6.52	6.51	1.28
Class B	1,000.00	1,000.00	1,016.59	1,014.97	10.32	10.31	2.03
Class C	1,000.00	1,000.00	1,016.59	1,014.97	10.32	10.31	2.03
Class D	1,000.00	1,000.00	1,016.64	1,014.97	10.32	10.31	2.03
Class Z	1,000.00	1,000.00	1,021.63	1,020.01	5.25	5.24	1.03

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Strategic Investor Fund

For the 12-month period ended August 31, 2006, Columbia Strategic Investor Fund class A shares returned 8.26% without sales charge. The fund trailed the 13.84% return of the Russell 3000 Value Index and the 8.88% return of the S&P 500 Index.1 However, the fund surpassed the 7.42% average return of its peer group, the Morningstar Mid-Cap Blend Category.2 Recognizing that the fund is compared against two indices, the following discussion relates to performance measured against the Russell 3000 Value Index. The fund's performance can be attributed to its overall positioning and stock selection decisions. The portfolio's cash position also hampered relative performance during the period, as this asset could not keep up with gains in the equity market.

Health care, technology and consumer staples trailed

Stock performance in the health care, information technology and consumer staples sectors trailed the index and contributed to the fund's shortfall during the period. In health care, the fund experienced disappointing results from Patterson Companies (sold from the portfolio), Medtronic, Inc. and Hospira, Inc. In the technology sector, the fund was disappointed by several stocks including eBay, Inc., Tandberg ASA (sold from the portfolio), Marvell Technology Group Ltd. and Intel Corp. Strong contributions from holdings such as Samsung Electronics Ltd. and CSR PLC were not enough to lift the fund above the index. Finally, among consumer staples stocks, we missed an opportunity by excluding a top-performing index stock from the portfolio and by prematurely liquidating a position in Altria Group, Inc. The fund also experienced disappointing results from Wm. Wrigley Jr. Co. and Wal-Mart Stores, Inc. However, Nestle SA and Anheuser-Busch Cos., Inc. were strong fund performers during the reporting period.

Disappointing results in materials, industrials, telecom

Despite gains in the materials and industrials sectors, the fund's holdings fell behind the stronger performance of the index. In materials, the fund experienced disappointing results from Potash Corp. of Saskatchewan, Inc. and Calgon Carbon Corp. (both sold from the portfolio). However, the fund did benefit from positions in Companhia Vale do Rio Doce and Votorantim Celulose e Papel SA (sold from the portfolio). In industrials, A.P. Moller-Maersk A/S and Hexcel Corp. declined in the period and hurt fund performance. The fund also experienced disappointing results from R.R. Donnelley & Sons Co. (sold from the portfolio). Although the industrial sector was an area of relative weakness, several stocks did well: Hitachi Construction Machinery Co. Ltd., Foster Wheeler Ltd. and Thomas & Betts Corp. all contributed to performance before being

1The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 08/31/06 (%)

Financials	19.7
Health Care	14.6
Information technology	14.1
Consumer staples	12.2
Energy	11.4

Top Ten Holdings

as of 08/31/06 (%)

General Electric Co.	2.8
Exxon Mobil Corp.	2.6
Citigroup, Inc.	2.0
Johnson & Johnson	1.7
Coca-Cola Co.	1.5
Wal-Mart Stores, Inc.	1.5
JPMorgan Chase & Co.	1.5
Novartis AG	1.5
American International Group	1.4
Procter & Gamble Co.	1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers' Report (continued)

Columbia Strategic Investor Fund

sold off. Finally, the fund's telecommunications services sector was an area of relative weakness; despite strong stock selection, an underweight position for this group reined in results.

Energy stocks outperformed the index

The portfolio's energy stocks experienced a strong reporting period, and this sector was an area of relative strength for the fund. Schlumberger Ltd. was a leading contributor in the sector. Other contributors included Core Laboratories N.V. (sold from the portfolio), Transocean, Inc. and Cameron International Corp. Certain names detracted from results, including Massey Energy Co. and Alpha Natural Resources, Inc., both of which were sold from the portfolio, as well as Newfield Exploration Co.

Fund benefited from financial selections

The financial sector was an area of very modest relative strength for the fund. On the domestic front, the fund benefited from its position in Lazard Ltd. In addition, the fund's Japanese holdings—including Mizuho Financial Group, Inc., Mitsubishi Estate Co. Ltd. (sold from the portfolio), Mitsubishi UFJ Financial Group, Inc. and Nomura Holdings, Inc.—enhanced performance. Although the fund's financial holdings performed better than the index, an underweight position for this group reined in results. Certain individual names were also disappointing; for instance, Sumitomo Trust & Banking Co. Ltd. (sold from the portfolio) declined in the reporting period.

Focusing on stable growth companies

We continue to believe that recent interest rate increases could result in some slowing in the economy. As the economic cycle matures, we are focusing our attention on companies with less sensitivity to economic cycles and an ability to maintain stable growth. In addition, we will continue to evaluate investment opportunities overseas, considering areas with potentially compelling growth trends.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

Fund Profile – Columbia Strategic Investor Fund

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 8.26% without sales charge.

■  Although the fund outperformed its peer group, overall positioning and stock selection decisions held back relative performance compared to the Russell 3000 Value Index and the S&P 500 Index.

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors since September 2004.

Dara J. White has co-managed the fund since February 2006 and has been with the advisor since January 2006.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since July 2006.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1–year return as of 08/31/2006 (%)

+8.26%

Class A Shares

+13.84%

Russell 3000 Value Index

Holdings discussed in this report

as of 8/31/06 (%)

Medtronic, Inc.	0.5
Hospira, Inc.	0.8
eBay, Inc.	0.4
Marvell Technology Group Ltd.	0.2
Intel Corp.	0.7
Samsung Electronics Ltd.	1.1
CSR PLC	0.6
Wm. Wrigley Jr. Co.	0.8
Wal-Mart Stores, Inc.	1.5
Nestle SA	0.9
Anheuser-Busch Cos., Inc.	0.8
Companhia Vale do Rio Doce	0.7
A.P. Moller-Maersk A/S	0.4
Hexcel Corp.	0.2
Schlumberger Ltd.	1.4
Transocean, Inc.	1.0
Cameron International Corp.	0.7
Newfield Exploration Corp.	0.6
Lazard Ltd.	0.7
Mizuho Financial Group, Inc.	1.2
Mitsubishi UFJ Financial Group, Inc.	1.0
Nomura Holdings, Inc.	0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

On September 22, 2006, Columbia Young Investor Fund merged into Columbia Strategic Investor Fund. The resulting fund is known as Columbia Strategic Investor Fund.

Performance Information – Columbia Balanced Fund

Net asset value per share

as of 08/31/06 ($)

Class A	22.51
Class B	22.47
Class C	22.48
Class D	22.47
Class Z	22.50

Distributions declared per share

09/01/05 – 08/31/06 ($)

Class A	0.40
Class B	0.24
Class C	0.24
Class D	0.24
Class Z	0.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

Sales charge	without	with
Class A	19,169	18,067
Class B	18,621	18,621
Class C	18,630	18,630
Class D	18,646	18,457
Class Z	19,410	n/a

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		10/01/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	5.40	–0.66	4.57	–0.43	4.62	3.62	4.57	3.57	5.66
5-year	3.73	2.52	3.13	2.78	3.14	3.14	3.16	2.95	3.99
10-year	6.72	6.09	6.41	6.41	6.42	6.42	6.43	6.32	6.86

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	6.36	0.25	5.57	0.57	5.57	4.57	5.58	4.58	6.63
5-year	2.31	1.10	1.76	1.38	1.76	1.76	1.77	1.57	2.56
10-year	6.36	5.73	6.07	6.07	6.07	6.07	6.08	5.97	6.49

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

Understanding Your Expenses

Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.73	1,020.32	4.93	4.94	0.97
Class B	1,000.00	1,000.00	1,011.54	1,016.53	8.72	8.74	1.72
Class C	1,000.00	1,000.00	1,011.54	1,016.53	8.72	8.74	1.72
Class D	1,000.00	1,000.00	1,012.00	1,016.53	8.72	8.74	1.72
Class Z	1,000.00	1,000.00	1,016.59	1,021.58	3.66	3.67	0.72

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Portfolio composition

as of 08/31/06 (%)

Common stocks	60.9
Corporate fixed-income bonds and notes	11.5
Collateralized mortgage obligations	7.6
Government & agency obligations	7.3
Mortgage-backed securities	7.2
Commercial mortgage- backed securities	2.3
Asset-backed securities	1.9
Cash & cash equivalents, net receivables & payables	1.3

Top 10 equity holdings

as of 08/31/06 (%)

Microsoft Corp.	2.1
Citigroup, Inc.	1.6
Symantec Corp.	1.6
General Electric Co.	1.6
JPMorgan Chase & Co.	1.4
Berkshire Hathaway, Inc.	1.3
American International Group, Inc.	1.3
Cisco Systems, Inc.	1.2
Abbott Laboratories	1.1
Comcast Corp.	1.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended August 31, 2006, Columbia Balanced Fund class A shares returned 5.40% without sales charge. The S&P 500 Index returned 8.88% and the Lehman Brothers U.S. Aggregate Bond Index returned 1.71%.1 The fund's return was below the 6.62% average return of the Morningstar Moderate Allocation Funds Category, reflecting the relatively heavy equity exposure of other funds in its peer group.2

We maintained an equity exposure in a range of 60% to 65% of total assets, on average, which is close to the normal maximum allocation of the fund to stocks. The equity portion of the portfolio returned 9.04% for the period, slightly above the return of the S&P 500.

Superior stock selection aided equity performance

The fund benefited from our investment style, which led to strong stock selection within the health care, technology and financial sectors. We purchased shares of semiconductor manufacturer ATI Technologies, Inc., an out-of-favor stock that appreciated nicely following a buyout offer from Advanced Micro Devices. Within health care, we underweighted major pharmaceutical companies but found strong performers in Forest Laboratories, Inc., Baxter International, Inc. and Tenet Healthcare Corp. The fund's financial holdings emphasized capital markets companies such as Lazard Ltd. (no longer in the portfolio), E*Trade Financial Corp. and JPMorgan Chase & Co.

The fund's sector allocation detracted from performance. We maintained less exposure than the benchmark to the energy sector, which hampered performance as the duration and extent of the surge in oil prices surpassed our expectations. The fund's performance was also held back by higher exposure than the index to the information technology sector and by specific disappointments, including XM Satellite Radio Holdings, Inc. (no longer in the portfolio) and Sprint Nextel Corp.

With expectations that economic growth is likely to decelerate, we increased the fund's commitment to sectors with less sensitivity to economic growth, such as health care and, to a lesser extent, financials. Within technology, we eliminated what had been an overweight position in semiconductors and built up software holdings, as part of an overall effort to reduce the portfolio's exposure to cyclical companies.

Fed moves drive fixed-income performance

The fixed-income sector of the portfolio was affected throughout the period by the monetary policies of the Federal Reserve Board (the Fed), which increased the

1 The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued)

Columbia Balanced Fund

overnight lending rate—the federal funds rate—by 1.75 percentage points during the reporting period. Yields on Treasury securities rose during the period—and prices generally declined, with shorter maturities experiencing the greatest impact. The yield on the two-year note rose 96 basis points while the yield on the 30-year bond rose by 62 basis points. (A basis point is one one-hundredth of a percent.) At the end of the period, yields were around 5.0% across the maturity spectrum.

Within this environment, we kept the overall duration of the fund a little shorter than the Lehman Brothers U.S. Aggregate Bond Index. Duration is a measure of interest rate sensitivity. We also maintained a "barbell" structure—emphasizing short- and long-term investments and avoiding intermediate securities. Both strategies helped performance.

Overweights in the mortgage-backed, asset-backed and corporate sectors also enhanced performance, as all three groups outperformed Treasury securities during the period. However, an overweight in 15-year mortgage pass-through securities hurt performance slightly, as these securities did not do as well as 30-year pass-throughs. We also had a position in Treasury Inflation Protected Securities (TIPS), which outperformed Treasuries. In addition, the fund was underweight relative to the index in dollar-denominated bonds issued in the United States by foreign governments.

Looking ahead

We expect year-over-year economic growth to be around 3.0% for the second half of 2006 and perhaps even lower in 2007, because of higher energy costs, the slowdown in the housing market and rising interest rates. However, the Fed passed on an interest-rate hike at its August meeting after raising the fed funds rate at each of its previous 17 meetings. Even though core inflation has edged above the Fed's comfort range, we expect inflation to remain in check.

In this environment, we believe that the fund is well positioned, with its focus on equities having less sensitivity to the economy. On the fixed income side of the portfolio, we removed the fund's barbell structure to bring maturity weights in line with the index, because we expect the Treasury market to return to a more traditional structure, with higher yields for longer maturities and lower yields for shorter maturities.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total returns but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Fund Profile – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/06

+5.40%

Class A Shares

+8.88%

S&P 500 Index

+1.71%

Lehman Brothers U.S. Aggregate Bond Index

Holdings discussed in this report

as of 8/31/06 (%)

ATI Technologies, Inc.	0.6
Forest Laboratories, Inc.	0.7
Baxter International, Inc.	0.6
Tenet Healthcare Corp.	0.6
E*Trade Financial Corp.	0.5
JPMorgan Chase & Co.	1.4
Sprint Nextel Corp.	0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 5.40% without sales charge.

■  Both the equity and fixed-income sectors of the fund performed better than or in line with their respective benchmarks.

■  Overall results were below the average return of the fund's peer group, which we believe had a greater percentage of their assets invested in equities.

Columbia Balanced Fund is managed by managers from Columbia's large cap core team:

Guy W. Pope   Jeffrey D. Huffman

and Columbia's bond team:

Leonard A. Aplet   Ron B. Stahl   Stephen Peacher

Guy W. Pope has co-managed the fund since 1997 and has been associated with Columbia Management or its predecessors since 1993.

Jeffrey D. Huffman has co-managed the fund since 2005 and has been associated with Columbia Management or its predecessors since 2000.

Leonard A. Aplet has co-managed the fund since 1991 and has been associated with Columbia Management or its predecessors since 1987.

Ron B. Stahl has co-managed the fund since 2005 and has been associated with Columbia Management or its predecessors since 1998.

Stephen Peacher has co-managed the fund since 2005 and has been associated with Columbia Management or its predecessors since 2005.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%. The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

Sales charge	without	with
Class A	16,496	15,711
Class B	16,028	16,028
Class C	16,194	16,194
Class D	16,251	16,090
Class Z	16,688	n/a

Net asset value per share

as of 08/31/06 ($)

Class A	12.24
Class B	12.24
Class C	12.24
Class D	12.24
Class Z	12.24

Distributions declared per share

09/01/05-08/31/06 ($)

Class A	0.46
Class B	0.36
Class C	0.41
Class D	0.41
Class Z	0.49

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		07/02/84
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.05	–1.27	1.29	–1.66	1.64	0.66	1.64	0.66	2.31
5-year	4.17	3.16	3.57	3.57	3.78	3.78	3.85	3.64	4.41
10-year	5.13	4.62	4.83	4.83	4.94	4.94	4.98	4.87	5.25

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	0.13	–4.63	–0.62	–3.51	–0.27	–1.24	-0.27	–1.23	0.38
5-year	4.31	3.30	3.74	3.74	3.94	3.94	4.01	3.81	4.54
10-year	4.98	4.47	4.69	4.69	4.80	4.80	4.83	4.73	5.10

The "with sales charge" returns include the maximum initial sales charge of 3.25% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5 & 10-year average annual returns with sales charge as of 08/31/06 include the previous sales charge of 4.75%. The 1-year average annual return with sales charge as of 08/31/06 includes the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

All returns with sales charges as of 06/30/06 include the previous sales charge of 4.75%.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Understanding Your Expenses

Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

03/01/06 – 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.96	1,020.72	4.52	4.53	0.89
Class B	1,000.00	1,000.00	1,010.13	1,016.94	8.31	8.34	1.64
Class C	1,000.00	1,000.00	1,011.95	1,018.70	6.54	6.56	1.29
Class D	1,000.00	1,000.00	1,011.95	1,018.70	6.54	6.56	1.29
Class Z	1,000.00	1,000.00	1,015.22	1,021.98	3.25	3.26	0.64

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Manager's Report

Columbia Oregon Intermediate Municipal Bond Fund

For the 12-month period ended August 31, 2006, Columbia Oregon Intermediate Municipal Bond Fund class A shares returned 2.05% without sales charge. This was slightly lower than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 2.77%.1 The fund's return was slightly higher than the 1.88% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category.2

Modest results for municipal bonds

The fund trailed the index because it had less exposure to bonds with maturities of 15 years and longer. Also, it doesn't invest in California bonds, which were strong performers during the period and are included in the index. The average maturity of the index is longer than the average maturity of the fund. The fund intends to maintain an average maturity of approximately 3 to 10 years.

The fund compared more favorably to its peer group. We believe that the fund had more exposure to lower-rated credits and a lower weight in bonds maturing in one to three years. Both factors aided the fund's return. Rising interest rates had less impact on lower-rated credits, which held up better than AAA-rated bonds during the period. Housing and hospital bonds also did well for the fund. Like mortgages, housing bonds are callable, which means the issuers can redeem them prior to maturity. As a result, they tend to offer higher yields in order to compensate investors for the possibility that they could be called. Their callability also shortens their duration—a measure of sensitivity to changing interest rates—and that aided performance as interest rates moved higher during the period. Improved finances aided hospital bonds, as did overall demand for higher-yielding bonds.

Fund's call protection improved

During the period, we improved the fund's call protection. We added bonds with longer call features so that the bonds can stay in the portfolio longer without the risk of the issuer calling it. This move also increased the portfolio's potential volatility. If interest rates move down, bonds with longer call dates could appreciate more than non-callable bonds. However, if interest rates move higher, bonds with longer call dates can lose more value.

Stable outlook for Oregon

Oregon's economy continued to improve during the period, with employment gains above the national average. The state is now close to full employment with total job levels exceeding those prior to the last recession. Unemployment has dropped from a high of 8.2% in 2003 to 5.5%. The state's revenue growth has also been good. For 2006, revenue has been $600 million higher than forecast. The state's debt level is above

1 The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Portfolio quality

as of 08/31/06 (%)

AAA	48.7
AA	32.6
A	5.2
BBB	5.0
BB	0.6
Non rated	7.0
Net cash & equivalents	0.9

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the nationally-recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Top 5 sectors

as of 08/31/06 (%)

Tax-backed	34.8
Other	34.3
Health care	9.1
Utilities	7.4
Education	5.7

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

Maturity breakdown

as of 08/31/06 (%)

0-1 years	1.1
1-3 years	5.9
3-5 years	24.8
5-7 years	17.5
7-10 years	17.4
10-15 years	25.6
15-20 years	4.9
20-25 years	1.5
25+ years	0.4
Net cash & equivalents	0.9

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

Portfolio Manager's Report (continued)

Columbia Oregon Intermediate Municipal Bond Fund

average, yet manageable. However, social service needs continue to pressure the state's budget. And voter initiatives limiting revenue growth to 2% above budget make it harder to increase rainy day funds. The state's wealth level is rising, but not as fast as the national average—nor as fast as other western states. And, as in most of the country, the housing picture is clouded by weaker sales and construction levels. Housing affordability has also eroded, which has contributed to the housing slowdown.

Looking ahead

The credit quality of the state of Oregon is generally stable. And we believe that the Federal Reserve Board is likely to be close to the end of its cycle of short-term rate increases. Bond issuance is down in 2006 versus 2005, and tighter supply is likely to continue for some time. In this environment, we believe that the fund's mix of quality ratings could aid performance. If the economy slows more than expected, we plan to favor higher quality. However, at this time, we are maintaining the fund's overall positioning.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 2.05% without sales charge.

■  Lower exposure to long-term bonds hampered the fund's return relative to its benchmark.

■  We believe that higher exposure to lower-rated credits helped the fund outperform its peer group average.

Brian McGreevy has managed the Columbia Oregon Intermediate Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1994.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/06

+2.05%

Class A Shares

+2.77%

Lehman Brothers General Obligation Bond Index

Management Style

Performance Information – Columbia Conservative High Yield Fund

Net asset value per share

as of 08/31/06 ($)

Class A	8.27
Class B	8.27
Class C	8.27
Class D	8.27
Class Z	8.27

Distributions declared per share

09/01/05- 08/31/06 ($)

Class A	0.53
Class B	0.47
Class C	0.48
Class D	0.48
Class Z	0.55

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/96 – 08/31/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Beginning in 2005, the fund's benchmark was changed to the JP Morgan Chase Developed BB High Yield Index, an index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Previously, the fund's returns were compared to the Merrill Lynch U.S. High Yield, Cash Pay Only Index, an index that tracks the performance of non-investment-grade corporate bonds. The advisor believes that the JP Morgan Index, because of its greater emphasis on the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market, more accurately reflects the type of securities in which the fund invests. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/96 – 08/31/06 ($)

sales charge	without	with
Class A	18,126	17,269
Class B	17,593	17,593
Class C	17,658	17,658
Class D	17,701	17,520
Class Z	18,309	n/a

Average annual total return as of 08/31/06 (%)

Share class	A		B		C		D		Z
Inception	11/01/02		11/01/02		10/13/03		11/01/02		10/01/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.16	–2.69	1.40	–3.39	1.55	0.59	1.56	0.51	2.42
5-year	4.77	3.76	4.15	3.83	4.22	4.22	4.28	4.07	4.98
10-year	6.13	5.62	5.81	5.81	5.85	5.85	5.88	5.77	6.23

Average annual total return as of 06/30/06 (%)

Share class	A		B		C		D		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	0.80	–3.98	0.06	–4.68	0.21	–0.74	0.21	–0.83	1.05
5-year	4.85	3.85	4.25	3.94	4.32	4.32	4.38	4.17	5.05
10-year	6.18	5.66	5.88	5.88	5.91	5.91	5.94	5.83	6.28

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C and D shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1.00% is waived after October 13, 2003.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

Understanding Your Expenses

Columbia Conservative High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

03/01/06 - 08/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.40	1,020.11	5.09	5.14	1.01
Class B	1,000.00	1,000.00	996.67	1,016.33	8.86	8.94	1.76
Class C	1,000.00	1,000.00	997.43	1,017.09	8.11	8.19	1.61
Class D	1,000.00	1,000.00	997.43	1,017.09	8.11	8.19	1.61
Class Z	1,000.00	1,000.00	1,001.66	1,021.37	3.83	3.87	0.76

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Portfolio Managers' Report

Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Portfolio quality

as of 08/31/06 (%)

AAA	4.2
BBB	2.3
BB	46.7
B	42.8
CCC	1.5
Not Rated	1.3
Other	1.2

Portfolio quality is calculated as a percentage of net assets.

Ratings shown represent the rating assigned to a particular bond by one of the nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Top 5 sectors

as of 08/31/06 (%)

Consumer cyclical	18.4
Communications	16.0
Consumer non-cyclical	15.4
Industrials	15.0
Energy	14.5

Maturity breakdown

as of 08/31/06 (%)

0-3 years	3.1
3-5 years	13.2
5-10 years	76.1
10-15 years	0.3
15-20 years	0.8
20-30 years	1.1
Repurchase agreement	4.2
Other net assets	1.2

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown, holdings discussed, and maturity breakdown are calculated as a percentage of net assets.

For the 12-month period ended August 31, 2006, Columbia Conservative High Yield Fund class A shares returned 2.16% without sales charge. The fund underperformed the JP Morgan Chase Developed BB High Yield Index, which returned 3.80%.1 Its return was lower than the 4.67% average return of its peer group, the Lipper High Current Yield Funds Category.2 The fund's emphasis on higher-quality credits hampered performance, especially during the latter half of the period.

Investment environment favored, then turned against quality

The past twelve months comprised two fundamentally different investment environments for the fund. During the second half of 2005, the portfolio's policy of maintaining an above-average credit quality had a positive effect on performance. In the wake of hurricane Katrina, oil prices spiked to then-record highs, and ongoing troubles at the major automotive companies combined to put pressure on lower quality issues. A steady stream of negative news from the automotive industry came on the heels of historic credit downgrades at Ford and GM, which took place earlier in 2005. This, coupled with bankruptcies at Delphi and Collins and Aikman, made investors more risk averse.

However, the environment changed early in 2006. The Federal Reserve Board (the Fed) pushed short-term rates higher on four separate occasions in the first half of 2006. Yet corporate earnings remained strong, and lower quality securities rallied. In this environment, the fund's emphasis on high quality went unrewarded. Also, an underweight in automotive bonds hampered performance as these bonds were aided by a reversal of industry news, from negative to positive. The fund's underweight reflects our belief that the auto industry faces additional future hurdles. Further, we believe that many of these securities are inconsistent with the fund's quality orientation.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

1 The JP Morgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued)

Columbia Conservative High Yield Fund

Other sector allocations delivered mixed results

Several other sector allocations detracted from results for the period. The fund was underweight in transportation (autos) and aerospace, two sectors that lead the BB index in returns. GM and Ford, both large issues within the high-yield universe, were large gainers during the period. Both companies made moves to spin off assets and shore up their balance sheets. The fund had no exposure to Ford or GM during the period, as their risk profile did not match that of the conservative nature of the fund. The fund's underweight in homebuilders helped performance as investors moved away from the bonds of homebuilders as the long-anticipated housing slowdown finally appeared in earnest.

Meanwhile, the bonds of hospital management company HCA performed poorly, following the announcement that the company would be taken private in an LBO—adding debt to its capital structure and, therefore, reducing the value of existing debt. We were able to reduce the fund's exposure relatively early in the process, thereby limiting the fund's loss relative to what had been a top-ten holding of the fund.

The fund's allocations to the utility and wireless telecommunications sectors aided performance during the period. Utilities moved higher on improved valuations, while both sectors benefited from heightened merger and acquisition activity.

The fund's diversification expanded

During the period, we expanded the fund's diversification by increasing the number of bonds in the portfolio and reducing the average size of a position. In particular, we decreased the percentage of the portfolio accounted for by the top ten holdings. Throughout this diversification process, we maintained the fund's emphasis on higher quality credits.

Looking ahead

Although the fund's high quality orientation detracted from performance during this reporting period, we believe that our focus is prudent, given an economic backdrop of elevated oil prices, a cooling housing market, slower corporate profit growth and excessive leverage in the financial system. In this environment, we believe that the lower quality segment of the high-yield market is more vulnerable than it has been in some time, and we are optimistic that the portfolio is well-positioned going forward.

Fund Profile – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2006

+2.16%

Class A Shares

+3.80%

JP Morgan Chase Developed BB High Yield Index

Management Style

Summary

■  For the 12-month period ended August 31, 2006, the fund's class A shares returned 2.16% without sales charge.

■  The fund's return was lower than the return of its benchmark and the average return of its peer group.

■  The fund's emphasis on higher-quality credits hampered performance, especially in the latter half of the period.

Stephen Peacher has been the lead manager of Columbia Conservative High Yield Fund since September 2005. He has been associated with the advisor or its predecessors or affiliate organizations since April 2005.

Thomas A. LaPointe, CFA, has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since February 1999.

Kevin L. Cronk, CFA has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Financial Statements – Columbia Funds (August 31, 2006)

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio Columbia International Stock Fund (August 31, 2006)

Common Stocks – 99.0%

Consumer Discretionary – 11.8%
	Shares	Value ($)
Auto Components – 2.6%
Compagnie Generale des Etablissements Michelin, Class B	94,430	6,411,885
Continental AG	92,494	9,894,637
Denso Corp.	348,000	12,124,196
Leoni AG	185,114	6,472,061
Auto Components Total		34,902,779
Automobiles – 3.0%
Suzuki Motor Corp.	498,300	12,776,379
Toyota Motor Corp.	519,400	28,183,296
Automobiles Total		40,959,675
Distributors – 0.7%
Canon Marketing Japan, Inc.	405,700	9,624,554
Distributors Total		9,624,554
Hotels, Restaurants & Leisure – 0.3%
Genting Bhd	663,400	4,432,522
Hotels, Restaurants & Leisure Total		4,432,522
Household Durables – 2.8%
JM AB	569,200	8,875,586
Makita Corp.	129,800	3,814,558
Matsushita Electric Industrial Co., Ltd.	628,000	13,427,148
Taylor Woodrow PLC	1,777,222	11,606,850
Household Durables Total		37,724,142
Leisure Equipment & Products – 0.5%
Sega Sammy Holdings, Inc.	206,600	7,057,081
Leisure Equipment & Products Total		7,057,081
Media – 1.4%
Vivendi SA	525,453	18,074,987
Media Total		18,074,987
Specialty Retail – 0.5%
HMV Group PLC	2,312,299	6,692,158
Specialty Retail Total		6,692,158
Consumer Discretionary Total		159,467,898
Consumer Staples – 2.5%
Beverages – 0.8%
Diageo PLC	619,835	11,034,847
Beverages Total		11,034,847
Food Products – 0.3%
Toyo Suisan Kaisha Ltd.	315,000	4,800,332
Food Products Total		4,800,332

	Shares	Value ($)
Tobacco – 1.4%
Imperial Tobacco Group PLC	353,204	12,172,584
Japan Tobacco, Inc.	1,689	6,431,134
Tobacco Total		18,603,718
Consumer Staples Total		34,438,897
Energy – 11.3%
Oil, Gas & Consumable Fuels – 11.3%
BP PLC	813,734	9,249,865
BP PLC, ADR	191,869	13,056,685
EnCana Corp.	208,500	10,940,921
ENI SpA	683,359	20,924,093
Norsk Hydro ASA	449,600	11,592,028
PetroChina Co., Ltd., Class H	11,332,000	12,778,507
Petroleo Brasileiro SA, ADR	50,991	4,571,853
Royal Dutch Shell PLC, Class A	301,554	10,449,971
Royal Dutch Shell PLC, Class B	539,237	19,302,614
Statoil ASA	417,450	11,258,340
Total SA	325,205	21,956,730
Yanzhou Coal Mining Co., Ltd., Class H	10,600,000	7,482,593
Oil, Gas & Consumable Fuels Total		153,564,200
Energy Total		153,564,200
Financials – 33.2%
Capital Markets – 4.6%
Credit Suisse Group, Registered Shares	222,768	12,424,766
Daiwa Securities Group, Inc.	671,000	7,996,329
Deutsche Bank AG, Registered Shares	140,128	16,004,647
Nomura Holdings, Inc.	643,600	12,444,925
UBS AG, Registered Shares	236,692	13,393,669
Capital Markets Total		62,264,336
Commercial Banks – 19.1%
Australia & New Zealand Banking Group Ltd.	382,890	7,966,168
Banco Bilbao Vizcaya Argentaria SA	1,075,940	24,591,370
Banco Santander Central Hispano SA	1,160,522	18,005,175
Bangkok Bank Public Co., Ltd., NVDR	2,387,500	6,670,769
Barclays PLC	1,818,274	22,763,219
BNP Paribas SA	209,944	22,311,033
Depfa Bank PLC	689,298	12,822,522
ForeningsSparbanken AB	267,700	7,702,082
HBOS PLC	1,042,014	19,900,000

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
HSBC Holdings PLC	1,134,722	20,590,219
Kookmin Bank	103,913	8,409,894
Mega Financial Holding Co., Ltd.	9,015,000	5,987,803
Mitsubishi UFJ Financial Group, Inc.	702	9,567,699
Mizuho Financial Group, Inc.	524	4,235,921
Societe Generale	124,179	20,045,576
Sumitomo Mitsui Financial Group, Inc.	1,003	11,277,823
Sumitomo Trust & Banking Co., Ltd.	859,000	9,153,789
United Overseas Bank Ltd.	1,496,900	14,838,215
Westpac Banking Corp.	639,855	11,416,927
Commercial Banks Total		258,256,204
Consumer Finance – 0.7%
ORIX Corp.	37,620	9,982,222
Consumer Finance Total		9,982,222
Diversified Financial Services – 2.2%
Fortis	340,417	13,249,480
ING Groep NV	399,153	17,258,896
Diversified Financial Services Total		30,508,376
Insurance – 5.4%
Allianz AG, Registered Shares	93,308	15,823,709
Aviva PLC	867,626	12,191,791
Baloise Holding AG, Registered Shares	141,024	11,743,884
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	57,618	8,679,435
Sampo Oyj, Class A	718,300	14,862,033
Zurich Financial Services AG, Registered Shares	44,042	10,036,789
Insurance Total		73,337,641
Real Estate Management & Development – 1.2%
Sun Hung Kai Properties Ltd.	474,000	5,168,305
Swire Pacific Ltd., Class A	992,300	10,896,193
Real Estate Management & Development Total		16,064,498
Financials Total		450,413,277
Health Care – 9.9%
Pharmaceuticals – 9.9%
Altana AG	141,716	8,369,888
AstraZeneca PLC	435,843	28,248,684
Biovail Corp.	537,097	8,776,165
Eisai Co., Ltd.	276,700	13,175,629
GlaxoSmithKline PLC	476,744	13,507,244

	Shares	Value ($)
H. Lundbeck A/S	348,200	8,028,622
Hisamitsu Pharmaceutical Co., Inc.	213,600	6,004,344
Novartis AG, Registered Shares	488,501	27,880,892
Novo-Nordisk A/S, Class B	56,750	4,196,015
Takeda Pharmaceutical Co., Ltd.	242,800	16,070,156
Pharmaceuticals Total		134,257,639
Health Care Total		134,257,639
Industrials – 9.3%
Aerospace & Defense – 0.6%
MTU Aero Engines Holding AG	230,882	7,986,448
Aerospace & Defense Total		7,986,448
Airlines – 0.9%
British Airways PLC (a)	1,543,141	12,068,735
Airlines Total		12,068,735
Construction & Engineering – 0.6%
YIT Oyj	366,100	7,950,039
Construction & Engineering Total		7,950,039
Electrical Equipment – 0.7%
Mitsubishi Electric Corp.	1,259,000	10,381,294
Electrical Equipment Total		10,381,294
Machinery – 4.7%
Andritz AG	63,756	10,058,195
Georg Fischer AG, Registered Shares (a)	17,778	8,370,111
Komatsu Ltd.	603,000	11,017,803
Saurer AG, Registered Shares (a)	102,827	8,688,311
SKF AB, Class B	627,000	8,954,918
Stork NV	249,884	12,322,142
Volvo AB, Class B	74,300	4,224,154
Machinery Total		63,635,634
Road & Rail – 1.3%
Central Japan Railway Co.	1,303	14,096,086
ComfortDelGro Corp., Ltd.	3,237,000	3,085,306
Road & Rail Total		17,181,392
Trading Companies & Distributors – 0.5%
Hitachi High-Technologies Corp.	271,700	7,174,667
Trading Companies & Distributors Total		7,174,667
Industrials Total		126,378,209

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund (August 31, 2006)

Common Stocks (continued)

Information Technology – 7.5%
	Shares	Value ($)
Communications Equipment – 1.6%
Nokia Oyj	1,030,400	21,583,578
Communications Equipment Total		21,583,578
Computers & Peripherals – 1.1%
Lite-On Technology Corp.	5,939,000	7,374,892
Wincor Nixdorf AG	53,865	7,504,052
Computers & Peripherals Total		14,878,944
Electronic Equipment & Instruments – 1.2%
Hoya Corp.	189,600	6,896,307
Kyocera Corp.	110,000	9,501,257
Electronic Equipment & Instruments Total		16,397,564
Internet Software & Services – 0.5%
NetEase.com, Inc., ADR (a)	390,880	6,840,400
Internet Software & Services Total		6,840,400
IT Services – 0.6%
CGI Group, Inc., Class A (a)	1,371,900	8,688,410
IT Services Total		8,688,410
Office Electronics – 1.4%
Canon, Inc.	374,950	18,652,481
Office Electronics Total		18,652,481
Semiconductors & Semiconductor Equipment – 0.7%
Infineon Technologies AG (a)	358,941	4,216,890
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	492,190	4,582,288
Semiconductors & Semiconductor Equipment Total		8,799,178
Software – 0.4%
Cognos, Inc. (a)	169,942	5,526,514
Software Total		5,526,514
Information Technology Total		101,367,069
Materials – 6.2%
Chemicals – 3.1%
BASF AG	240,516	19,822,451
Shin-Etsu Chemical Co., Ltd.	175,500	10,001,235
Sumitomo Chemical Co., Ltd.	1,518,000	11,947,971
Chemicals Total		41,771,657
Metals & Mining – 3.1%
Kobe Steel Ltd.	3,078,000	9,832,190
Rio Tinto PLC	193,919	9,810,486
Salzgitter AG	154,973	13,884,153

	Shares	Value ($)
ThyssenKrupp AG	236,503	8,053,626
Metals & Mining Total		41,580,455
Materials Total		83,352,112
Telecommunication Services – 2.8%
Diversified Telecommunication Services – 1.4%
Chunghwa Telecom Co. Ltd., ADR	488,409	8,454,353
Nippon Telegraph & Telephone Corp.	2,022	10,213,774
Diversified Telecommunication Services Total		18,668,127
Wireless Telecommunication Services – 1.4%
China Mobile Ltd.	1,170,800	7,873,328
Philippine Long Distance Telephone Co., ADR	137,976	5,165,822
Taiwan Mobile Co., Ltd	7,306,000	6,795,969
Wireless Telecommunication Services Total		19,835,119
Telecommunication Services Total		38,503,246
Utilities – 4.5%
Electric Utilities – 3.5%
E.ON AG	146,346	18,591,619
Endesa SA	489,501	17,032,687
Terna S.p.A.	4,209,995	11,987,350
Electric Utilities Total		47,611,656
Gas Utilities – 0.5%
Tokyo Gas Co., Ltd.	1,343,000	7,150,006
Gas Utilities Total		7,150,006
Independent Power Producers & Energy Traders – 0.5%
Electric Power Development Co., Ltd.	159,300	5,943,473
Independent Power Producers & Energy Traders Total		5,943,473
Utilities Total		60,705,135
Total Common Stocks (Cost of $1,111,105,594)		1,342,447,682

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund (August 31, 2006)

Short-Term Obligation – 0.4%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/31/11, market value of $4,821,850 (repurchase proceeds $4,726,677)	4,726,000	4,726,000
Total Short-Term Obligation (Cost of $4,726,000)		4,726,000
Total Investments – 99.4% (Cost of $1,115,831,594) (b)		1,347,173,682
Other Assets & Liabilities, Net – 0.6%		8,371,452
Net Assets – 100.0%		$1,355,545,134

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $1,118,393,873.

The Fund was invested in the following countries at August 31, 2006:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$330,956,059	24.6%
United Kingdom	232,645,952	17.3
Germany	145,303,615	10.8
Switzerland	92,538,422	6.9
France	88,800,210	6.6
Spain	59,629,233	4.4
Finland	44,395,650	3.3
Canada	33,932,010	2.5
Taiwan	33,195,306	2.5
Italy	32,911,443	2.4
Sweden	29,756,741	2.2
Netherlands	29,581,037	2.2
China	27,101,500	2.0
Hong Kong	23,937,826	1.8
Norway	22,850,368	1.7
Australia	19,383,095	1.4
Singapore	17,923,520	1.3
Belgium	13,249,480	1.0
Ireland	12,822,522	1.0
Denmark	12,224,637	0.9
Austria	10,058,195	0.7
South Korea	8,409,894	0.6
Thailand	6,670,769	0.5
Philippines	5,165,821	0.4
United States*	4,726,000	0.4
Brazil	4,571,853	0.3
Malaysia	4,432,524	0.3
	$1,347,173,682	100.0%

* Includes short-term obligation.
Certain Securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Mid Cap Growth Fund (August 31, 2006)

Common Stocks – 96.9%

Consumer Discretionary – 16.3%
	Shares	Value ($)
Automobiles – 0.6%
Harley-Davidson, Inc.	81,800	4,786,118
Automobiles Total		4,786,118
Hotels, Restaurants & Leisure – 4.9%
Brinker International, Inc.	99,990	3,846,615
Darden Restaurants, Inc.	126,700	4,485,180
Harrah's Entertainment, Inc.	57,028	3,556,266
Hilton Hotels Corp.	266,590	6,790,047
International Game Technology, Inc.	145,100	5,612,468
Marriott International, Inc., Class A	145,940	5,496,101
Scientific Games Corp., Class A (a)	120,900	3,514,563
Starwood Hotels & Resorts Worldwide, Inc.	69,000	3,674,940
Yum! Brands, Inc.	111,400	5,445,232
Hotels, Restaurants & Leisure Total		42,421,412
Household Durables – 0.5%
D.R. Horton, Inc.	80,886	1,773,830
Fortune Brands, Inc.	36,010	2,614,326
Household Durables Total		4,388,156
Internet & Catalog Retail – 0.2%
Nutri/System, Inc. (a)	29,800	1,480,464
Internet & Catalog Retail Total		1,480,464
Leisure Equipment & Products – 0.5%
Pool Corp.	110,770	4,217,014
Leisure Equipment & Products Total		4,217,014
Media – 1.4%
Cablevision Systems Corp., Class A	124,300	2,893,704
Grupo Televisa SA, ADR	316,680	6,029,587
Lamar Advertising Co., Class A (a)	68,010	3,556,923
Media Total		12,480,214
Multi-Line Retail – 1.6%
J.C. Penney Co., Inc.	152,600	9,619,904
Nordstrom, Inc.	103,000	3,847,050
Multi-Line Retail Total		13,466,954
Specialty Retail – 4.4%
Abercrombie & Fitch Co., Class A	105,740	6,823,402
Chico's FAS, Inc. (a)	236,680	4,364,379
Children's Place Retail Stores, Inc. (a)	69,820	4,047,466

	Shares	Value ($)
GameStop Corp., Class A (a)	182,000	7,949,760
PETsMART, Inc.	167,290	4,198,979
Ross Stores, Inc.	111,900	2,740,431
TJX Companies., Inc.	277,700	7,428,475
Specialty Retail Total		37,552,892
Textiles, Apparel & Luxury Goods – 2.2%
Coach, Inc. (a)	388,750	11,736,363
Phillips-Van Heusen Corp.	177,900	6,874,056
Textiles, Apparel & Luxury Goods Total		18,610,419
Consumer Discretionary Total		139,403,643
Consumer Staples – 6.3%
Beverages – 0.6%
Pepsi Bottling Group, Inc.	150,800	5,279,508
Beverages Total		5,279,508
Food & Staples Retailing – 0.4%
Whole Foods Market, Inc.	68,500	3,672,970
Food & Staples Retailing Total		3,672,970
Food Products – 3.5%
Campbell Soup Co.	169,300	6,360,601
Dean Foods Co. (a)	146,100	5,788,482
H.J. Heinz Co.	152,350	6,374,324
Hershey Co.	119,100	6,426,636
McCormick & Co., Inc.	125,400	4,567,068
Food Products Total		29,517,111
Personal Products – 1.3%
Alberto-Culver Co.	65,600	3,229,488
Avon Products, Inc.	194,300	5,578,353
Estee Lauder Companies, Inc., Class A	69,400	2,558,084
Personal Products Total		11,365,925
Tobacco – 0.5%
UST, Inc.	78,870	4,169,068
Tobacco Total		4,169,068
Consumer Staples Total		54,004,582
Energy – 7.8%
Energy Equipment & Services – 4.1%
BJ Services Co.	193,300	6,632,123
Diamond Offshore Drilling, Inc.	80,140	5,808,547
FMC Technologies, Inc. (a)	87,970	5,174,396
Grant Prideco, Inc. (a)	62,900	2,612,237
Nabors Industries Ltd. (a)	79,640	2,618,563
National-Oilwell Varco, Inc. (a)	73,600	4,806,080
Smith International, Inc.	193,360	8,115,319
Energy Equipment & Services Total		35,767,265

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 3.7%
Arch Coal, Inc.	123,200	4,034,800
Chesapeake Energy Corp.	268,740	8,484,122
Denbury Resources, Inc. (a)	146,700	4,549,167
Range Resources Corp.	209,500	5,861,810
Southwestern Energy Co. (a)	86,624	2,975,534
Tesoro Corp.	86,300	5,575,843
Oil, Gas & Consumable Fuels Total		31,481,276
Energy Total		67,248,541
Financials – 7.4%
Capital Markets – 2.8%
Affiliated Managers Group, Inc. (a)	90,830	8,404,500
Greenhill & Co., Inc.	54,031	2,973,326
Lazard Ltd., Class A	112,500	4,235,625
T. Rowe Price Group, Inc.	194,400	8,565,264
Capital Markets Total		24,178,715
Commercial Banks – 1.9%
City National Corp.	78,700	5,178,460
East West Bancorp, Inc.	174,520	7,068,060
Zions Bancorporation	54,130	4,275,729
Commercial Banks Total		16,522,249
Diversified Financial Services – 0.7%
Chicago Mercantile Exchange	12,656	5,568,640
Diversified Financial Services Total		5,568,640
Insurance – 1.5%
Ambac Financial Group, Inc.	108,210	9,369,904
Hanover Insurance Group, Inc.	79,800	3,551,100
Insurance Total		12,921,004
Real Estate Investment Trusts (REITs) – 0.5%
General Growth Properties, Inc., REIT	101,300	4,591,929
Real Estate Investment Trusts (REITs) Total		4,591,929
Financials Total		63,782,537
Health Care – 18.6%
Biotechnology – 1.8%
Celgene Corp. (a)	111,700	4,545,073
Cephalon, Inc. (a)	103,200	5,884,464
PDL BioPharma, Inc. (a)	228,800	4,507,360
Biotechnology Total		14,936,897
Health Care Equipment & Supplies – 4.6%
Beckman Coulter, Inc.	65,600	3,592,912
Biomet, Inc.	177,169	5,795,198

	Shares	Value ($)
DENTSPLY International, Inc.	118,960	3,875,717
Gen-Probe, Inc. (a)	108,810	5,289,254
ResMed, Inc. (a)	128,504	5,227,543
St. Jude Medical, Inc. (a)	171,600	6,247,956
Varian Medical Systems, Inc. (a)	167,950	8,951,735
Health Care Equipment & Supplies Total		38,980,315
Health Care Providers & Services – 7.6%
Community Health Systems, Inc. (a)	116,570	4,518,253
Coventry Health Care, Inc. (a)	95,290	5,168,530
DaVita, Inc. (a)	128,825	7,518,227
Express Scripts, Inc. (a)	64,300	5,406,344
Henry Schein, Inc. (a)	77,760	3,877,891
Humana, Inc. (a)	141,000	8,591,130
Laboratory Corp. of America Holdings (a)	100,860	6,900,841
Lincare Holdings, Inc. (a)	144,500	5,350,835
Manor Care, Inc.	76,900	4,014,180
Medco Health Solutions, Inc. (a)	102,580	6,500,495
Patterson Companies, Inc. (a)	79,100	2,437,862
Quest Diagnostics, Inc.	80,630	5,182,896
Health Care Providers & Services Total		65,467,484
Health Care Technology – 0.3%
IMS Health, Inc.	101,500	2,769,935
Health Care Technology Total		2,769,935
Life Sciences Tools & Services – 2.4%
Invitrogen Corp. (a)	66,800	4,064,780
Nektar Therapeutics (a)	260,770	4,568,690
Thermo Electron Corp. (a)	199,510	7,820,792
Waters Corp. (a)	98,310	4,192,922
Life Sciences Tools & Services Total		20,647,184
Pharmaceuticals – 1.9%
Allergan, Inc.	110,960	12,711,577
Medicis Pharmaceutical Corp., Class A	121,700	3,564,593
Pharmaceuticals Total		16,276,170
Health Care Total		159,077,985
Industrials – 11.5%
Aerospace & Defense – 2.4%
Armor Holdings, Inc. (a)	66,340	3,507,396
BE Aerospace, Inc. (a)	282,300	6,735,678
Precision Castparts Corp.	57,400	3,354,456
Rockwell Collins, Inc.	135,820	7,121,042
Aerospace & Defense Total		20,718,572

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	74,440	3,410,841
UTI Worldwide, Inc.	176,820	4,075,701
Air Freight & Logistics Total		7,486,542
Commercial Services & Supplies – 2.6%
ChoicePoint, Inc. (a)	148,970	5,385,266
Cintas Corp.	75,090	2,780,583
Corporate Executive Board Co.	86,530	7,583,489
Robert Half International, Inc.	207,900	6,432,426
Commercial Services & Supplies Total		22,181,764
Electrical Equipment – 1.1%
Rockwell Automation, Inc.	103,980	5,862,392
Roper Industries, Inc.	75,000	3,478,500
Electrical Equipment Total		9,340,892
Machinery – 2.7%
JLG Industries, Inc.	220,700	3,853,422
Joy Global, Inc.	176,412	7,680,978
Terex Corp. (a)	167,050	7,338,507
Timken Co.	149,600	4,793,184
Machinery Total		23,666,091
Marine – 0.3%
American Commercial Lines, Inc. (a)	49,300	2,588,250
Marine Total		2,588,250
Road & Rail – 1.5%
CSX Corp.	171,800	5,191,796
Landstar System, Inc.	175,430	7,490,861
Road & Rail Total		12,682,657
Industrials Total		98,664,768
Information Technology – 18.4%
Communications Equipment – 1.5%
CSR PLC (a)	209,600	4,677,324
F5 Networks, Inc. (a)	68,700	3,441,183
Harris Corp.	106,530	4,678,798
Communications Equipment Total		12,797,305
Computers & Peripherals – 1.4%
Network Appliance, Inc. (a)	153,200	5,245,568
SanDisk Corp. (a)	116,500	6,864,180
Computers & Peripherals Total		12,109,748
Electronic Equipment & Instruments – 1.2%
Jabil Circuit, Inc.	197,000	5,285,510
Trimble Navigation Ltd. (a)	103,500	5,068,395
Electronic Equipment & Instruments Total		10,353,905

	Shares	Value ($)
Internet Software & Services – 0.0%
Double-Take Software (a)	492,773	4,928
Internet Software & Services Total		4,928
IT Services – 4.5%
Affiliated Computer Services, Inc., Class A (a)	53,822	2,763,221
Alliance Data Systems Corp. (a)	165,720	8,375,489
Cognizant Technology Solutions Corp., Class A (a)	181,260	12,671,886
Fiserv, Inc. (a)	74,170	3,276,089
Global Payments, Inc.	142,672	5,428,670
Paychex, Inc.	162,890	5,849,380
IT Services Total		38,364,735
Semiconductors & Semiconductor Equipment – 5.3%
Freescale Semiconductor, Inc., Class A (a)	84,900	2,606,430
KLA-Tencor Corp.	101,900	4,474,429
Lam Research Corp. (a)	62,400	2,670,096
Marvell Technology Group Ltd. (a)	412,160	7,216,921
MEMC Electronic Materials, Inc. (a)	100,670	3,893,916
Micron Technology, Inc. (a)	190,500	3,291,840
National Semiconductor Corp.	221,000	5,368,090
NVIDIA Corp. (a)	207,420	6,037,996
Qimonda AG, ADR (a)	428,200	6,915,430
SiRF Technology Holdings, Inc. (a)	102,600	2,701,458
Semiconductors & Semiconductor Equipment Total		45,176,606
Software – 4.5%
Amdocs Ltd. (a)	153,560	5,827,602
Autodesk, Inc. (a)	150,739	5,239,688
BMC Software, Inc. (a)	100,000	2,662,000
Citrix Systems, Inc. (a)	232,330	7,127,884
Electronic Arts, Inc. (a)	96,900	4,938,993
Hyperion Solutions Corp. (a)	159,556	5,284,495
Intuit, Inc. (a)	178,876	5,405,633
NAVTEQ Corp. (a)	95,550	2,537,808
Software Total		39,024,103
Information Technology Total		157,831,330
Materials – 4.3%
Chemicals – 1.6%
Ecolab, Inc.	88,100	3,927,498
Potash Corp. of Saskatchewan, Inc.	97,990	9,600,080
Chemicals Total		13,527,578

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Construction Materials – 0.4%
Martin Marietta Materials, Inc.	46,600	3,837,976
Construction Materials Total		3,837,976
Metals & Mining – 2.3%
Allegheny Technologies, Inc.	51,600	2,959,260
Freeport-McMoRan Copper & Gold, Inc., Class B	119,980	6,984,036
Phelps Dodge Corp.	67,760	6,064,520
Zinifex Ltd.	399,600	3,630,625
Metals & Mining Total		19,638,441
Materials Total		37,003,995
Telecommunication Services – 4.2%
Wireless Telecommunication Services – 4.2%
American Tower Corp., Class A (a)	396,417	14,215,514
Crown Castle International Corp. (a)	253,890	8,723,660
Millicom International Cellular SA (a)	135,330	5,280,577
NII Holdings, Inc. (a)	149,320	7,966,222
Wireless Telecommunication Services Total		36,185,973
Telecommunication Services Total		36,185,973
Utilities – 2.1%
Gas Utilities – 0.6%
Questar Corp.	59,700	5,166,438
Gas Utilities Total		5,166,438
Independent Power Producers & Energy Traders – 1.5%
AES Corp. (a)	611,110	12,979,976
Independent Power Producers & Energy Traders Total		12,979,976
Utilities Total		18,146,414
Total Common Stocks (Cost of $699,705,197)		831,349,768

	Par ($)	Value ($)
Short-Term Obligation – 3.9%
Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 05/15/15, market value of $34,152,750 (repurchase proceeds $33,484,799)	33,480,000	33,480,000
Total Short-Term Obligation (Cost of $33,480,000)		33,480,000
Total Investments – 100.8% (Cost of $733,185,197) (b)		864,829,768
Other Assets & Liabilities, Net – (0.8)%		(7,046,721)
Net Assets – 100.0%		$857,783,047

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $735,066,032.

At August 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	18.6%
Information Technology	18.4
Consumer Discretionary	16.3
Industrials	11.5
Energy	7.8
Financials	7.4
Consumer Staples	6.3
Materials	4.3
Telecommunication Services	4.2
Utilities	2.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	(0.8)
100.0%

Acronym	Name

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Small Cap Growth Fund I (August 31, 2006)

Common Stocks – 95.7%

Consumer Discretionary – 13.9%
	Shares	Value ($)
Diversified Consumer Services – 0.9%
Laureate Education, Inc. (a)	25,000	1,200,500
Sotheby's	21,000	583,800
Diversified Consumer Services Total		1,784,300
Hotels, Restaurants & Leisure – 4.6%
Pinnacle Entertainment, Inc. (a)	57,100	1,472,038
RARE Hospitality International, Inc. (a)	34,270	981,493
Red Robin Gourmet Burgers, Inc. (a)	30,800	1,300,068
Ruby Tuesday, Inc.	26,300	679,066
Scientific Games Corp., Class A (a)	53,940	1,568,036
Shuffle Master, Inc. (a)	48,800	1,358,104
Trump Entertainment Resorts, Inc. (a)	91,700	1,657,019
Hotels, Restaurants & Leisure Total		9,015,824
Internet & Catalog Retail – 0.5%
Nutri/System, Inc. (a)	21,200	1,053,216
Internet & Catalog Retail Total		1,053,216
Leisure Equipment & Products – 0.8%
Pool Corp.	42,500	1,617,975
Leisure Equipment & Products Total		1,617,975
Specialty Retail – 4.0%
Children's Place Retail Stores, Inc. (a)	22,530	1,306,064
Christopher & Banks Corp.	64,600	1,573,010
GameStop Corp., Class A (a)	52,500	2,293,200
Hibbett Sporting Goods, Inc. (a)	56,800	1,393,304
Tractor Supply Co. (a)	14,900	634,442
Tween Brands, Inc. (a)	19,700	670,982
Specialty Retail Total		7,871,002
Textiles, Apparel & Luxury Goods – 3.1%
Carter's, Inc. (a)	74,400	1,718,640
Phillips-Van Heusen Corp.	44,600	1,723,344
Quiksilver, Inc. (a)	125,600	1,758,400
Timberland Co., Class A (a)	27,800	789,798
Textiles, Apparel & Luxury Goods Total		5,990,182
Consumer Discretionary Total		27,332,499
Consumer Staples – 1.9%
Household Products – 0.8%
Central Garden & Pet Co. (a)	38,600	1,691,838
Household Products Total		1,691,838

	Shares	Value ($)
Personal Products – 1.1%
USANA Health Sciences, Inc. (a)	47,800	2,139,528
Personal Products Total		2,139,528
Consumer Staples Total		3,831,366
Energy – 6.3%
Energy Equipment & Services – 4.4%
Atwood Oceanics, Inc. (a)	55,300	2,377,900
Core Laboratories NV (a)	27,600	2,025,012
Oil States International, Inc. (a)	63,800	2,039,048
Pioneer Drilling Co. (a)	69,865	984,398
Veritas DGC, Inc. (a)	20,500	1,221,185
Energy Equipment & Services Total		8,647,543
Oil, Gas & Consumable Fuels – 1.9%
Berry Petroleum Co., Class A	36,200	1,130,526
Carrizo Oil & Gas, Inc. (a)	43,191	1,203,301
Foundation Coal Holdings, Inc.	39,100	1,404,472
Oil, Gas & Consumable Fuels Total		3,738,299
Energy Total		12,385,842
Financials – 8.5%
Capital Markets – 2.4%
Affiliated Managers Group, Inc. (a)	34,101	3,155,366
Greenhill & Co., Inc.	28,261	1,555,203
Capital Markets Total		4,710,569
Commercial Banks – 2.3%
Signature Bank (a)	47,440	1,558,404
Sterling Financial Corp.	36,738	1,214,558
UCBH Holdings, Inc.	95,800	1,737,812
Commercial Banks Total		4,510,774
Diversified Financial Services – 0.4%
International Securities Exchange, Inc.	21,100	897,805
Diversified Financial Services Total		897,805
Insurance – 2.0%
Hanover Insurance Group, Inc.	31,170	1,387,065
ProAssurance Corp. (a)	50,677	2,549,053
Insurance Total		3,936,118
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities, Inc., REIT	14,300	1,401,686
Washington Real Estate Investment Trust, REIT	34,600	1,405,452
Real Estate Investment Trusts (REITs) Total		2,807,138
Financials Total		16,862,404

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I (August 31, 2006)

Common Stocks (continued)

Health Care – 20.3%
	Shares	Value ($)
Biotechnology – 1.9%
Alkermes, Inc. (a)	34,000	555,900
Digene Corp. (a)	41,070	1,710,565
ICOS Corp. (a)	27,400	673,492
United Therapeutics Corp. (a)	13,200	720,588
Biotechnology Total		3,660,545
Health Care Equipment & Supplies – 7.0%
ArthroCare Corp. (a)	29,432	1,342,394
Bespak PLC	131,800	1,686,410
Foxhollow Technologies, Inc. (a)	31,400	983,762
Haemonetics Corp. (a)	33,990	1,583,254
Hologic, Inc. (a)	24,437	1,055,190
Kyphon, Inc. (a)	37,130	1,344,477
Mentor Corp.	17,200	834,888
NuVasive, Inc. (a)	59,500	1,223,320
OraSure Technologies, Inc. (a)	120,901	829,381
ResMed, Inc. (a)	72,722	2,958,331
Health Care Equipment & Supplies Total		13,841,407
Health Care Providers & Services – 5.9%
HealthExtras, Inc. (a)	122,936	3,777,823
Healthways, Inc. (a)	19,500	1,006,590
Pediatrix Medical Group, Inc. (a)	35,400	1,621,320
Psychiatric Solutions, Inc. (a)	44,300	1,418,043
United Surgical Partners International, Inc. (a)	55,803	1,574,761
Visicu, Inc. (a)	34,576	419,407
WellCare Health Plans, Inc. (a)	31,388	1,760,239
Health Care Providers & Services Total		11,578,183
Health Care Technology – 1.5%
Allscripts Healthcare Solutions, Inc. (a)	147,276	2,998,539
Health Care Technology Total		2,998,539
Life Sciences Tools & Services – 2.8%
ICON PLC, ADR (a)	56,814	3,911,360
Nektar Therapeutics (a)	87,900	1,540,008
Life Sciences Tools & Services Total		5,451,368
Pharmaceuticals – 1.2%
BioMimetic Therapeutics, Inc. (a)	57,617	380,272
Medicis Pharmaceutical Corp., Class A	51,600	1,511,364
Salix Pharmaceuticals Ltd. (a)	39,228	526,048
Pharmaceuticals Total		2,417,684
Health Care Total		39,947,726

Industrials – 19.1%
	Shares	Value ($)
Aerospace & Defense – 4.3%
Armor Holdings, Inc. (a)	22,619	1,195,866
BE Aerospace, Inc. (a)	124,427	2,968,828
Ceradyne, Inc. (a)	42,500	1,872,975
DynCorp International, Inc., Class A (a)	74,428	809,777
Hexcel Corp. (a)	105,300	1,581,606
Aerospace & Defense Total		8,429,052
Air Freight & Logistics – 1.3%
EGL, Inc. (a)	22,500	687,825
Forward Air Corp.	60,583	1,947,138
Air Freight & Logistics Total		2,634,963
Airlines – 0.7%
Alaska Air Group, Inc. (a)	38,700	1,465,569
Airlines Total		1,465,569
Building Products – 0.5%
ElkCorp.	37,200	1,047,924
Building Products Total		1,047,924
Commercial Services & Supplies – 5.5%
Administaff, Inc.	22,900	791,195
Advisory Board Co. (a)	11,500	584,430
Corporate Executive Board Co.	6,616	579,826
Global Cash Access, Inc. (a)	65,805	1,015,371
Huron Consulting Group, Inc. (a)	70,098	2,646,901
Kenexa Corp. (a)	84,187	2,151,820
Resources Connection, Inc. (a)	86,366	2,107,330
Waste Connections, Inc. (a)	27,000	992,790
Commercial Services & Supplies Total		10,869,663
Construction & Engineering – 0.5%
Perini Corp. (a)	38,527	923,492
Construction & Engineering Total		923,492
Electrical Equipment – 1.9%
Acuity Brands, Inc.	18,500	790,505
Franklin Electric Co., Inc.	10,136	488,656
General Cable Corp. (a)	65,400	2,519,862
Electrical Equipment Total		3,799,023
Machinery – 3.9%
Basin Water, Inc. (a)	22,457	178,982
Bucyrus International, Inc., Class A	23,400	1,208,142
ESCO Technologies, Inc. (a)	39,636	2,023,022
RBC Bearings, Inc. (a)	28,075	597,155
Terex Corp. (a)	26,608	1,168,890
Wabtec Corp.	86,320	2,435,087
Machinery Total		7,611,278

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Marine – 0.5%
American Commercial Lines, Inc. (a)	18,000	945,000
Marine Total		945,000
Industrials Total		37,725,964
Information Technology – 22.0%
Communications Equipment – 2.3%
CSR PLC (a)	50,565	1,128,382
F5 Networks, Inc. (a)	23,535	1,178,868
Ixia (a)	220,248	2,213,493
Communications Equipment Total		4,520,743
Computers & Peripherals – 0.6%
Presstek, Inc. (a)	141,019	1,157,766
Computers & Peripherals Total		1,157,766
Electronic Equipment & Instruments – 1.1%
FLIR Systems, Inc. (a)	53,600	1,484,720
SunPower Corp., Class A (a)	24,200	775,852
Electronic Equipment & Instruments Total		2,260,572
Internet Software & Services – 1.9%
aQuantive, Inc. (a)	39,600	982,080
Ariba, Inc. (a)	57,600	476,928
Equinix, Inc. (a)	24,940	1,438,290
Liquidity Services, Inc. (a)	64,854	763,980
Internet Software & Services Total		3,661,278
IT Services – 4.0%
Acxiom Corp.	50,500	1,226,645
CACI International, Inc., Class A (a)	9,809	520,465
Euronet Worldwide, Inc. (a)	84,090	2,043,387
Global Payments, Inc.	47,412	1,804,027
Heartland Payment Systems, Inc.	48,200	1,301,882
TALX Corp.	43,153	1,065,879
IT Services Total		7,962,285
Semiconductors & Semiconductor Equipment – 6.4%
Atheros Communications, Inc. (a)	108,959	1,772,763
Cymer, Inc. (a)	21,400	880,610
FormFactor, Inc. (a)	24,100	1,163,066
Hittite Microwave Corp. (a)	28,901	1,305,747
Netlogic Microsystems, Inc. (a)	60,800	1,794,208
SiRF Technology Holdings, Inc. (a)	101,160	2,663,543
Techwell, Inc. (a)	14,407	174,325
Tessera Technologies, Inc. (a)	30,106	990,487
Varian Semiconductor Equipment Associates, Inc. (a)	27,800	981,618

	Shares	Value ($)
Zoran Corp. (a)	53,400	951,588
Semiconductors & Semiconductor Equipment Total		12,677,955
Software – 5.7%
Hyperion Solutions Corp. (a)	43,986	1,456,816
Informatica Corp. (a)	98,200	1,437,648
Micros Systems, Inc. (a)	27,072	1,295,666
Nuance Communications, Inc. (a)	76,262	598,657
Quest Software, Inc. (a)	80,600	1,122,758
Transaction Systems Architects, Inc. (a)	62,397	2,069,708
Ultimate Software Group, Inc. (a)	89,300	2,018,180
Verint Systems, Inc. (a)	36,900	1,219,545
Software Total		11,218,978
Information Technology Total		43,459,577
Materials – 1.6%
Metals & Mining – 1.6%
Century Aluminum Co. (a)	23,127	802,738
Cleveland-Cliffs, Inc.	24,800	904,456
Universal Stainless & Alloy (a)	27,358	668,630
Zinifex Ltd.	93,500	849,508
Metals & Mining Total		3,225,332
Materials Total		3,225,332
Telecommunication Services – 2.1%
Wireless Telecommunication Services – 2.1%
Dobson Communications Corp., Class A (a)	159,700	1,097,139
Millicom International Cellular SA (a)	19,984	779,776
SBA Communications Corp., Class A (a)	84,507	2,175,210
Wireless Telecommunication Services Total		4,052,125
Telecommunication Services Total		4,052,125
Total Common Stocks (Cost of $160,702,328)		188,822,835
Investment Companies – 1.8%
Biotech HOLDRs Trust	6,500	1,167,790
iShares NASDAQ Biotechnology Index Fund (a)	16,100	1,187,214
streetTRACKS SPDR Biotech ETF (a)	25,379	1,181,900
Total Investment Companies (Cost of $3,464,198)		3,536,904

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I (August 31, 2006)

Short-Term Obligation – 4.1%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 02/28/07, market value of $8,164,228 (repurchase proceeds $8,001,147)	8,000,000	8,000,000
Total Short-Term Obligation (Cost of $8,000,000)		8,000,000
Total Investments – 101.6% (Cost of $172,166,526) (b)		200,359,739
Other Assets & Liabilities, Net – (1.6)%		(3,083,101)
Net Assets – 100.0%		$197,276,638

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $173,186,788.

At August 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	22.0%
Health Care	20.3
Industrials	19.1
Consumer Discretionary	13.9
Financials	8.5
Energy	6.3
Telecommunication Services	2.1
Consumer Staples	1.9
Materials	1.6
Investment Companies	1.8
Short-Term Obligation	4.1
Other Assets & Liabilities, Net	(1.6)
100.0%

Acronym	Name

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Real Estate Equity Fund (August 31, 2006)

Common Stocks – 98.1%

Consumer Discretionary – 9.8%
	Shares	Value ($)
Hotels, Restaurants & Leisure – 9.8%
Hilton Hotels Corp.	733,000	18,669,510
Marriott International, Inc., Class A	477,200	17,971,352
Starwood Hotels & Resorts Worldwide, Inc.	504,600	26,874,996
Hotels, Restaurants & Leisure Total		63,515,858
Consumer Discretionary Total		63,515,858
Financials – 87.5%
Real Estate Investment Trusts (REITs) – 85.2%
Alexandria Real Estate Equities, Inc., REIT	349,200	34,228,584
AMB Property Corp., REIT	147,627	8,242,015
Archstone-Smith Trust, REIT	393,571	20,930,106
Ashford Hospitality Trust, Inc., REIT	200,550	2,400,584
AvalonBay Communities, Inc., REIT	179,000	21,659,000
Boston Properties, Inc., REIT	222,700	22,633,001
Brandywine Realty Trust, REIT	151,455	4,941,977
Corporate Office Properties Trust, REIT	116,880	5,489,854
Cousins Properties, Inc., REIT	923,250	31,732,102
Duke Realty Corp., REIT	403,100	15,309,738
Equity Office Properties Trust, REIT	827,137	30,678,511
Equity Residential Property Trust, REIT	671,206	33,473,043
Essex Property Trust, Inc., REIT	50,500	6,336,235
General Growth Properties, Inc., REIT	617,280	27,981,302
Home Properties, Inc., REIT	141,000	8,020,080
Host Hotels & Resorts, Inc., REIT	497,095	11,204,521
iStar Financial, Inc., REIT	581,150	24,361,808
Kimco Realty Corp., REIT	768,900	31,947,795
Liberty Property Trust, REIT	386,800	18,516,116
Macerich Co., REIT	89,100	6,652,206
ProLogis Trust, REIT	534,106	30,155,625
Public Storage, Inc., REIT	369,932	32,054,608
Reckson Associates Realty Corp., REIT	226,500	9,691,935
Regency Centers Corp., REIT	201,400	13,548,178
Simon Property Group, Inc., REIT	402,156	34,098,807
SL Green Realty Corp., REIT	224,900	25,089,844
Taubman Centers, Inc., REIT	106,400	4,286,856

	Shares	Value ($)
United Dominion Realty Trust, Inc., REIT	262,600	8,011,926
Vornado Realty Trust, REIT	251,300	26,615,183
Real Estate Investment Trusts (REITs) Total		550,291,540
Real Estate Management & Development – 2.3%
Brookfield Properties Corp.	219,400	7,689,970
St. Joe Co.	140,800	7,175,168
Real Estate Management & Development Total		14,865,138
Financials Total		565,156,678
Industrials – 0.8%
Marine – 0.8%
Alexander & Baldwin, Inc.	123,900	5,434,254
Marine Total		5,434,254
Industrials Total		5,434,254
Total Common Stocks (Cost of $281,750,136)		634,106,790
	Par ($)
Short-Term Obligation – 2.0%
Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 05/15/15, market value of $13,041,900 (repurchase proceeds $12,784,832)	12,783,000	12,783,000
Total Short-Term Obligation (Cost of $12,783,000)		12,783,000
Total Investments – 100.1% (Cost of $294,533,136) (a)		646,889,790
Other Assets & Liabilities, Net – (0.1)%		(881,016)
Net Assets – 100.0%		$646,008,774

Notes to Investment Portfolio:

(a) Cost for federal income tax purposes is $295,092,675

At August 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	87.5%
Consumer Discretionary	9.8
Industrials	0.8
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(0.1)
100.0%

Acronym	Name

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Technology Fund (August 31, 2006)

Common Stocks – 98.5%

Consumer Discretionary – 4.7%
	Shares	Value ($)
Household Durables – 3.7%
Garmin Ltd.	57,410	2,684,491
Koninklijke Philips Electronics NV, N.Y. Registered Shares	50,250	1,724,580
Sony Corp., ADR	47,680	2,069,789
Household Durables Total		6,478,860
Internet & Catalog Retail – 1.0%
IAC/InterActiveCorp (a)	60,700	1,728,736
Internet & Catalog Retail Total		1,728,736
Consumer Discretionary Total		8,207,596
Health Care – 0.3%
Health Care Equipment & Supplies – 0.3%
Haemonetics Corp. (a)	9,870	459,745
Health Care Equipment & Supplies Total		459,745
Health Care Total		459,745
Industrials – 2.5%
Aerospace & Defense – 0.5%
Ceradyne, Inc. (a)	20,150	888,011
Aerospace & Defense Total		888,011
Commercial Services & Supplies – 1.7%
Huron Consulting Group, Inc. (a)	50,094	1,891,549
Kenexa Corp. (a)	43,837	1,120,474
Commercial Services & Supplies Total		3,012,023
Electrical Equipment – 0.3%
BTU International, Inc. (a)	42,200	490,786
Electrical Equipment Total		490,786
Industrials Total		4,390,820
Information Technology – 84.4%
Communications Equipment – 9.5%
Cisco Systems, Inc. (a)	81,420	1,790,426
Comverse Technology, Inc. (a)	46,730	976,657
Corning, Inc. (a)	117,480	2,612,755
CSR PLC (a)	119,786	2,673,082
Harris Corp.	62,430	2,741,926
Motorola, Inc.	37,630	879,789
Nokia Oyj, ADR	41,640	869,443
Nortel Networks Corp. (a)	247,330	516,920
Oplink Communications, Inc. (a)	28,200	553,566
QUALCOMM, Inc.	23,490	884,868
Research In Motion Ltd. (a)	27,680	2,283,600
Communications Equipment Total		16,783,032

	Shares	Value ($)
Computers & Peripherals – 12.3%
Apple Computer, Inc. (a)	78,230	5,307,906
Hewlett-Packard Co.	73,230	2,677,289
International Business Machines Corp.	21,690	1,756,239
NCR Corp. (a)	37,940	1,319,933
Network Appliance, Inc. (a)	75,680	2,591,283
SanDisk Corp. (a)	94,460	5,565,583
Seagate Technology (a)	107,940	2,401,665
Computers & Peripherals Total		21,619,898
Electronic Equipment & Instruments – 2.0%
AU Optronics Corp., ADR	133,890	1,952,116
Jabil Circuit, Inc.	39,870	1,069,712
Trimble Navigation Ltd. (a)	8,770	429,467
Electronic Equipment & Instruments Total		3,451,295
Internet Software & Services – 4.1%
Ariba, Inc. (a)	68,750	569,250
eBay, Inc. (a)	37,840	1,054,222
Google, Inc., Class A (a)	6,860	2,596,716
Liquidity Services, Inc. (a)	38,936	458,666
VeriSign, Inc. (a)	42,820	866,677
Yahoo!, Inc. (a)	59,910	1,726,606
Internet Software & Services Total		7,272,137
IT Services – 11.5%
Accenture Ltd., Class A	103,210	3,061,209
Affiliated Computer Services, Inc., Class A (a)	18,680	959,031
CheckFree Corp. (a)	36,370	1,302,046
Cognizant Technology Solutions Corp., Class A (a)	73,970	5,171,243
Computer Sciences Corp. (a)	23,900	1,132,382
DST Systems, Inc. (a)	32,970	1,946,219
Euronet Worldwide, Inc. (a)	33,875	823,163
First Data Corp.	51,940	2,231,862
Fiserv, Inc. (a)	40,850	1,804,344
Global Payments, Inc.	21,100	802,855
Satyam Computer Services Ltd., ADR	23,220	886,307
IT Services Total		20,120,661
Semiconductors & Semiconductor Equipment – 24.9%
Advanced Micro Devices, Inc. (a)	35,460	886,145
Anadigics, Inc. (a)	105,159	784,486
ASML Holding N.V., N.Y. Registered Shares (a)	40,170	886,150
Atheros Communications, Inc. (a)	194,290	3,161,098
Broadcom Corp., Class A (a)	56,249	1,655,971
Cymer, Inc. (a)	21,670	891,721
FormFactor, Inc. (a)	45,010	2,172,183
Freescale Semiconductor, Inc., Class A (a)	57,590	1,768,013

See Accompanying Notes to Financial Statements.

Columbia Technology Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Hittite Microwave Corp. (a)	15,720	710,230
Infineon Technologies AG, ADR (a)	292,440	3,459,565
Intel Corp.	155,160	3,031,826
Intersil Corp., Class A	70,300	1,782,105
Lam Research Corp. (a)	18,098	774,413
Marvell Technology Group Ltd. (a)	139,440	2,441,594
MEMC Electronic Materials, Inc. (a)	78,080	3,020,134
Microchip Technology, Inc.	28,810	984,150
Micron Technology, Inc. (a)	111,300	1,923,264
National Semiconductor Corp.	66,110	1,605,812
Netlogic Microsystems, Inc. (a)	58,950	1,739,615
Novellus Systems, Inc. (a)	31,570	881,434
NVIDIA Corp. (a)	48,060	1,399,027
PDF Solutions, Inc. (a)	57,000	738,720
Qimonda AG, ADR (a)	175,990	2,842,239
SiRF Technology Holdings, Inc. (a)	70,391	1,853,395
Texas Instruments, Inc.	54,060	1,761,815
Zoran Corp. (a)	32,690	582,536
Semiconductors & Semiconductor Equipment Total		43,737,641
Software – 20.1%
Adobe Systems, Inc. (a)	42,740	1,386,486
Amdocs Ltd. (a)	57,040	2,164,668
Autodesk, Inc. (a)	45,540	1,582,970
BEA Systems, Inc. (a)	64,840	890,253
BMC Software, Inc. (a)	39,590	1,053,886
Business Objects SA, ADR (a)	57,220	1,594,149
Cadence Design Systems, Inc. (a)	119,597	1,964,979
Citrix Systems, Inc. (a)	72,890	2,236,265
Electronic Arts, Inc. (a)	35,370	1,802,809
Hyperion Solutions Corp. (a)	33,740	1,117,469
Informatica Corp. (a)	58,550	857,172
Intuit, Inc. (a)	55,380	1,673,584
McAfee, Inc. (a)	41,740	950,002
Micros Systems, Inc. (a)	22,086	1,057,036
Microsoft Corp.	67,650	1,737,929
NAVTEQ Corp. (a)	28,219	749,497
Nuance Communications, Inc. (a)	34,960	274,436
Oracle Corp. (a)	228,710	3,579,311
Quest Software, Inc. (a)	94,610	1,317,917
Red Hat, Inc. (a)	57,970	1,347,223
SAP AG, ADR	38,580	1,841,809
Symantec Corp. (a)	138,814	2,587,493
Transaction Systems Architects, Inc. (a)	25,736	853,663
Ultimate Software Group, Inc. (a)	29,660	670,316
Software Total		35,291,322
Information Technology Total		148,275,986

Telecommunication Services – 6.6%
	Shares	Value ($)
Wireless Telecommunication Services – 6.6%
American Tower Corp., Class A (a)	98,303	3,525,145
Crown Castle International Corp. (a)	25,510	876,524
Dobson Communications Corp., Class A (a)	134,820	926,213
Millicom International Cellular SA (a)	117,930	4,601,629
NII Holdings, Inc. (a)	17,450	930,957
SBA Communications Corp., Class A (a)	28,020	721,235
Wireless Telecommunication Services Total		11,581,703
Telecommunication Services Total		11,581,703
Total Common Stocks (Cost of $157,489,323)		172,915,850

Short-Term Obligation – 0.3%

Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/15/09, market value of $547,725 (repurchase proceeds $535,077)	535,000	535,000
Total Short-Term Obligation (Cost of $535,000)		535,000
Total Investments – 98.8% (Cost of $158,024,323) (b)		173,450,850
Other Assets & Liabilities, Net – 1.2%		2,178,324
Net Assets – 100.0%		$175,629,174

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $162,126,479.

At August 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	84.4%
Telecommunication Services	6.6
Consumer Discretionary	4.7
Industrials	2.5
Health Care	0.3
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	1.2
100.0%

Acronym	Name

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Strategic Investor Fund (August 31, 2006)

Common Stocks – 99.1%

Consumer Discretionary – 9.1%
	Shares	Value ($)
Auto Components – 0.3%
Nokian Renkaat Oyj	89,600	1,569,193
Auto Components Total		1,569,193
Automobiles – 1.0%
Harley-Davidson, Inc.	54,300	3,177,093
Suzuki Motor Corp.	43,000	1,102,517
Automobiles Total		4,279,610
Hotels, Restaurants & Leisure – 1.7%
Starbucks Corp. (a)	74,000	2,294,740
Trump Entertainment Resorts, Inc. (a)	82,600	1,492,582
Yum! Brands, Inc.	77,800	3,802,864
Hotels, Restaurants & Leisure Total		7,590,186
Household Durables – 0.4%
Desarrolladora Homex SA de CV, ADR (a)	45,000	1,667,700
Household Durables Total		1,667,700
Media – 1.9%
Comcast Corp., Class A (a)	108,600	3,791,226
Liberty Global, Inc., Class A (a)	55,200	1,303,272
News Corp., Class A	75,000	1,427,250
Reed Elsevier PLC	23,400	1,005,498
Time Warner, Inc.	50,916	846,224
Media Total		8,373,470
Multi-Line Retail – 1.3%
Federated Department Stores, Inc.	38,936	1,478,789
Kohl's Corp. (a)	49,500	3,094,245
Stockmann Oyj Abp, Class B	25,200	1,062,821
Multi-Line Retail Total		5,635,855
Specialty Retail – 1.4%
Bebe Stores, Inc.	59,700	1,330,116
Bed Bath & Beyond, Inc. (a)	38,900	1,312,097
Gap, Inc.	110,600	1,859,186
TJX Companies., Inc.	71,300	1,907,275
Specialty Retail Total		6,408,674
Textiles, Apparel & Luxury Goods – 1.1%
Carter's, Inc. (a)	53,100	1,226,610
NIKE, Inc., Class B	48,000	3,876,480
Textiles, Apparel & Luxury Goods Total		5,103,090
Consumer Discretionary Total		40,627,778
Consumer Staples – 12.2%
Beverages – 2.8%
Anheuser-Busch Companies, Inc.	68,400	3,377,592
Coca-Cola Co.	152,600	6,838,006
Coca-Cola Enterprises, Inc.	102,100	2,276,830
Beverages Total		12,492,428

	Shares	Value ($)
Food & Staples Retailing – 2.9%
Wal-Mart Stores, Inc.	153,400	6,860,048
Walgreen Co.	121,900	6,029,174
Food & Staples Retailing Total		12,889,222
Food Products – 4.0%
ConAgra Foods, Inc.	98,000	2,332,400
General Mills, Inc.	36,700	1,990,241
Hershey Co.	37,000	1,996,520
Nestle SA, Registered Shares	11,700	4,023,256
Unilever NV, N.Y. Registered Shares	149,800	3,571,232
Wrigley (Wm.) Jr. Co.	81,250	3,771,625
Food Products Total		17,685,274
Household Products – 1.9%
Colgate-Palmolive Co.	39,900	2,388,414
Procter & Gamble Co.	101,300	6,270,470
Household Products Total		8,658,884
Personal Products – 0.6%
Avon Products, Inc.	39,700	1,139,787
Shiseido Co., Ltd.	79,600	1,579,863
Personal Products Total		2,719,650
Consumer Staples Total		54,445,458
Energy – 11.4%
Energy Equipment & Services – 5.4%
Cameron International Corp. (a)	61,200	2,932,092
Dresser-Rand Group, Inc. (a)	81,400	1,664,630
Nabors Industries Ltd. (a)	50,700	1,667,016
National-Oilwell Varco, Inc. (a)	39,700	2,592,410
Noble Corp.	22,500	1,471,275
Schlumberger Ltd.	99,000	6,068,700
Smith International, Inc.	19,400	814,218
Transocean, Inc. (a)	67,500	4,505,625
Veritas DGC, Inc. (a)	39,500	2,353,015
Energy Equipment & Services Total		24,068,981
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd.	20,400	1,072,836
Chesapeake Energy Corp.	61,300	1,935,241
Chevron Corp.	40,100	2,582,440
ConocoPhillips	50,000	3,171,500
Exxon Mobil Corp.	168,000	11,368,560
Newfield Exploration Co. (a)	63,100	2,728,444
Peabody Energy Corp.	19,500	859,365
Valero Energy Corp.	49,300	2,829,820
Oil, Gas & Consumable Fuels Total		26,548,206
Energy Total		50,617,187

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund (August 31, 2006)

Common Stocks (continued)

Financials – 19.7%
	Shares	Value ($)
Capital Markets – 4.3%
Ameriprise Financial, Inc.	50,000	2,286,500
Bank of New York Co., Inc.	57,000	1,923,750
Charles Schwab Corp.	97,500	1,590,225
Lazard Ltd., Class A	88,200	3,320,730
Merrill Lynch & Co., Inc.	44,300	3,257,379
Morgan Stanley	45,400	2,986,866
Nomura Holdings, Inc., ADR	144,400	2,779,700
Waddell & Reed Financial, Inc., Class A	38,800	900,936
Capital Markets Total		19,046,086
Commercial Banks – 6.5%
Allied Irish Banks PLC, ADR	30,000	1,575,600
HSBC Holdings PLC, ADR	52,900	4,810,726
ICICI Bank Ltd., ADR	63,800	1,702,822
Mitsubishi UFJ Financial Group, Inc., ADR	329,900	4,476,743
Mizuho Financial Group, Inc.	670	5,416,159
Raiffeisen International Bank Holding AG	27,000	2,435,209
SunTrust Banks, Inc.	22,500	1,719,000
U.S. Bancorp	75,000	2,405,250
Wachovia Corp.	81,700	4,463,271
Commercial Banks Total		29,004,780
Consumer Finance – 0.8%
SLM Corp.	79,200	3,843,576
Consumer Finance Total		3,843,576
Diversified Financial Services – 3.8%
Asset Acceptance Capital Corp. (a)	84,600	1,251,234
Citigroup, Inc.	179,800	8,873,130
JPMorgan Chase & Co.	145,200	6,629,832
Diversified Financial Services Total		16,754,196
Insurance – 4.3%
ACE Ltd.	21,000	1,131,060
AFLAC, Inc.	54,000	2,433,780
American International Group, Inc.	100,100	6,388,382
Axis Capital Holdings Ltd.	54,800	1,777,164
Berkshire Hathaway, Inc., Class B (a)	1,000	3,203,500
Hannover Rueckversicherung AG, Registered Shares (a)	45,200	1,745,925
Platinum Underwriters Holdings Ltd.	29,300	870,210
St. Paul Travelers Companies, Inc.	5	220
Willis Group Holdings Ltd.	47,000	1,702,340
Insurance Total		19,252,581
Financials Total		87,901,219

Health Care – 14.6%
	Shares	Value ($)
Biotechnology – 2.1%
Amgen, Inc. (a)	27,500	1,868,075
Biogen Idec, Inc. (a)	47,500	2,096,650
Genentech, Inc. (a)	13,400	1,105,768
Genzyme Corp. (a)	21,100	1,397,453
Gilead Sciences, Inc. (a)	22,900	1,451,860
MedImmune, Inc. (a)	23,300	644,012
PDL BioPharma, Inc. (a)	46,500	916,050
Biotechnology Total		9,479,868
Health Care Equipment & Supplies – 3.0%
Baxter International, Inc.	60,600	2,689,428
DENTSPLY International, Inc.	80,200	2,612,916
Hospira, Inc. (a)	97,500	3,571,425
Medtronic, Inc.	46,900	2,199,610
Zimmer Holdings, Inc. (a)	36,100	2,454,800
Health Care Equipment & Supplies Total		13,528,179
Health Care Providers & Services – 2.1%
Cardinal Health, Inc.	28,900	1,948,438
Community Health Systems, Inc. (a)	42,600	1,651,176
Health Management Associates, Inc., Class A	85,300	1,783,623
Omnicare, Inc.	32,700	1,481,637
Option Care, Inc.	53,672	709,544
Quest Diagnostics, Inc.	25,000	1,607,000
Health Care Providers & Services Total		9,181,418
Health Care Technology – 0.2%
IMS Health, Inc.	31,500	859,635
Health Care Technology Total		859,635
Life Sciences Tools & Services – 1.2%
Applera Corp.-Applied Biosystems Group	92,500	2,835,125
Qiagen N.V. (a)	72,800	1,052,688
Thermo Electron Corp. (a)	34,800	1,364,160
Life Sciences Tools & Services Total		5,251,973
Pharmaceuticals – 6.0%
Abbott Laboratories	40,000	1,948,000
Eli Lilly & Co.	23,600	1,319,948
Johnson & Johnson	116,100	7,507,026
Mylan Laboratories, Inc.	31,300	636,016
Novartis AG, ADR	114,800	6,557,376
Novo-Nordisk A/S, Class B	24,100	1,781,920
Pfizer, Inc.	215,900	5,950,204
Wyeth	23,200	1,129,840
Pharmaceuticals Total		26,830,330
Health Care Total		65,131,403

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund (August 31, 2006)

Common Stocks (continued)

Industrials – 8.8%
	Shares	Value ($)
Aerospace & Defense – 0.7%
Goodrich Corp.	52,300	2,037,085
Hexcel Corp. (a)	59,900	899,698
Aerospace & Defense Total		2,936,783
Air Freight & Logistics – 1.3%
United Parcel Service, Inc., Class B	79,800	5,589,990
Air Freight & Logistics Total		5,589,990
Airlines – 0.4%
Gol Linhas Aereas Inteligentes SA, ADR	44,800	1,563,968
Airlines Total		1,563,968
Building Products – 0.5%
Assa Abloy AB, Class B	128,300	2,248,454
Building Products Total		2,248,454
Industrial Conglomerates – 4.0%
3M Co.	43,200	3,097,440
General Electric Co.	360,500	12,278,630
Siemens AG, ADR	26,700	2,270,835
Industrial Conglomerates Total		17,646,905
Machinery – 1.0%
Caterpillar, Inc.	29,100	1,930,785
Deere & Co.	21,400	1,671,340
Timken Co.	33,100	1,060,524
Machinery Total		4,662,649
Marine – 0.4%
A.P. Moller - Maersk A/S	240	1,999,176
Marine Total		1,999,176
Trading Companies & Distributors – 0.5%
GATX Corp.	62,500	2,319,375
Trading Companies & Distributors Total		2,319,375
Industrials Total		38,967,300
Information Technology – 14.1%
Communications Equipment – 3.1%
Cisco Systems, Inc. (a)	137,500	3,023,625
Corning, Inc. (a)	135,900	3,022,416
CSR PLC (a)	114,900	2,564,048
Ericsson (LM) Telefonaktiebolaget-SP, ADR	55,200	1,843,680
Motorola, Inc.	47,800	1,117,564
Nokia Oyj, ADR	31,500	657,720
QUALCOMM, Inc.	41,000	1,544,470
Communications Equipment Total		13,773,523

	Shares	Value ($)
Computers & Peripherals – 1.2%
Hewlett-Packard Co.	87,500	3,199,000
International Business Machines Corp.	19,400	1,570,818
SanDisk Corp. (a)	11,200	659,904
Computers & Peripherals Total		5,429,722
Internet Software & Services – 1.1%
eBay, Inc. (a)	57,000	1,588,020
NetEase.com, Inc., ADR (a)	38,500	673,750
Yahoo!, Inc. (a)	98,100	2,827,242
Internet Software & Services Total		5,089,012
IT Services – 1.1%
CheckFree Corp. (a)	25,200	902,160
DST Systems, Inc. (a)	32,500	1,918,475
First Data Corp.	46,950	2,017,442
IT Services Total		4,838,077
Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)	19,787	669,592
Office Electronics Total		669,592
Semiconductors & Semiconductor Equipment – 4.7%
Advanced Micro Devices, Inc. (a)	18,100	452,319
Analog Devices, Inc.	44,100	1,351,224
Applied Materials, Inc.	56,000	945,280
ASML Holding N.V., N.Y. Registered Shares (a)	54,000	1,191,240
Broadcom Corp., Class A (a)	21,800	641,792
Fairchild Semiconductor International, Inc. (a)	39,800	717,594
Intel Corp.	170,400	3,329,616
Intersil Corp., Class A	59,900	1,518,465
Marvell Technology Group Ltd. (a)	62,300	1,090,873
Renewable Energy Corp. AS (a)	41,100	575,348
Samsung Electronics Co. Ltd., GDR (b)	15,000	5,100,000
Silicon Laboratories, Inc. (a)	42,100	1,484,867
SiRF Technology Holdings, Inc. (a)	27,800	731,974
Texas Instruments, Inc.	59,300	1,932,587
Semiconductors & Semiconductor Equipment Total		21,063,179
Software – 2.7%
Activision, Inc. (a)	119,600	1,542,840
Electronic Arts, Inc. (a)	22,500	1,146,825
Microsoft Corp.	227,000	5,831,630
Oracle Corp. (a)	209,200	3,273,980
Software Total		11,795,275
Information Technology Total		62,658,380

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund (August 31, 2006)

Common Stocks (continued)  Short-Term Obligation – 0.9%

Materials – 3.5%
	Shares	Value ($)
Chemicals – 1.1%
Dow Chemical Co.	56,700	2,161,971
International Flavors & Fragrances, Inc.	67,100	2,668,567
Chemicals Total		4,830,538
Metals & Mining – 2.4%
Companhia Vale do Rio Doce, ADR	135,000	2,894,400
Freeport-McMoRan Copper & Gold, Inc., Class B	36,000	2,095,560
Mittal Steel Co. N.V., N.Y. Registered Shares, Class A	55,400	1,897,450
Newmont Mining Corp.	72,200	3,700,250
Metals & Mining Total		10,587,660
Materials Total		15,418,198
Telecommunication Services – 2.8%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	119,200	3,710,696
BellSouth Corp.	50,000	2,036,000
Chunghwa Telecom Co. Ltd., ADR	77,132	1,335,162
Nippon Telegraph & Telephone Corp., ADR	72,300	1,820,514
Telekomunikasi Indonesia, ADR	54,000	1,889,460
Diversified Telecommunication Services Total		10,791,832
Wireless Telecommunication Services – 0.4%
Philippine Long Distance Telephone Co., ADR	20,800	778,752
Turkcell Iletisim Hizmet AS, ADR	57,049	684,591
Wireless Telecommunication Services Total		1,463,343
Telecommunication Services Total		12,255,175
Utilities – 2.9%
Electric Utilities – 1.5%
Edison International	84,200	3,674,488
Entergy Corp.	12,500	970,625
Exelon Corp.	30,000	1,829,400
Electric Utilities Total		6,474,513
Multi-Utilities – 1.4%
Dominion Resources, Inc.	30,000	2,396,700
Duke Energy Corp.	40,000	1,200,000
NiSource, Inc.	75,000	1,587,750
PG&E Corp.	26,000	1,090,180
Multi-Utilities Total		6,274,630
Utilities Total		12,749,143
Total Common Stocks (Cost of $377,526,130)		440,771,241

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 05/15/15, market value of $4,150,575 (repurchase proceeds $4,066,583)	4,066,000	4,066,000
Total Short-Term Obligation (Cost of $4,066,000)		4,066,000
Total Investments – 100.0% (Cost of $381,592,130) (c)		444,837,241
Other Assets & Liabilities, Net – 0.0%		148,245
Net Assets – 100.0%		$444,985,486

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the value of this security, which is not illiquid, represents 1.1% of net assets.

(c) Cost for federal income tax purposes is $382,184,613.

At August 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	19.7%
Health Care	14.6
Information Technology	14.1
Consumer Staples	12.2
Energy	11.4
Consumer Discretionary	9.1
Industrials	8.8
Materials	3.5
Utilities	2.9
Telecommunication Services	2.8
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.0 *
100.0%

* Rounds to less than 0.1%

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund (August 31, 2006)

The Fund was invested in the following countries at August 31, 2006:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	$338,253,916	76.0%
Japan	17,175,496	3.9
Switzerland	10,580,632	2.4
Bermuda	10,428,333	2.3
United Kingdom	8,380,272	1.9
Cayman Islands	7,781,710	1.8
Netherlands	7,712,610	1.7
Netherlands Antilles	6,068,700	1.4
South Korea	5,100,000	1.1
Brazil	4,458,368	1.0
Sweden	4,092,134	0.9
Germany	4,016,760	0.9
Denmark	3,781,096	0.8
Finland	3,289,734	0.7
Austria	2,435,209	0.6
Indonesia	1,889,460	0.4
India	1,702,822	0.4
Mexico	1,667,700	0.4
Ireland	1,575,600	0.4
Taiwan	1,335,162	0.3
Canada	1,072,836	0.2
Philippines	778,752	0.2
Turkey	684,591	0.2
Norway	575,348	0.1
	$444,837,241	100.0%

* Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

Acronym	Name

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Balanced Fund (August 31, 2006)

Common Stocks – 60.9%

Consumer Discretionary – 8.3%
	Shares	Value ($)
Diversified Consumer Services – 0.6%
Apollo Group, Inc., Class A (a)	26,500	1,330,565
Diversified Consumer Services Total		1,330,565
Hotels, Restaurants & Leisure – 1.0%
Burger King Holdings, Inc. (a)	59,800	869,492
Hilton Hotels Corp.	31,000	789,570
Wyndham Worldwide Corp. (a)	24,940	729,744
Hotels, Restaurants & Leisure Total		2,388,806
Leisure Equipment & Products – 0.3%
Hasbro, Inc.	34,670	703,801
Leisure Equipment & Products Total		703,801
Media – 4.7%
Comcast Corp., Class A (a)	73,200	2,562,000
Liberty Global, Inc., Class A (a)	17,334	409,256
Liberty Global, Inc., Series C (a)	17,618	406,623
News Corp., Class A	132,060	2,513,102
Omnicom Group, Inc.	16,000	1,398,720
Sirius Satellite Radio, Inc. (a)	476,700	1,949,703
Time Warner, Inc.	119,800	1,991,076
Media Total		11,230,480
Multi-Line Retail – 0.8%
Kohl's Corp. (a)	21,800	1,362,718
Target Corp.	13,800	667,782
Multi-Line Retail Total		2,030,500
Textiles, Apparel & Luxury Goods – 0.9%
Coach, Inc. (a)	36,700	1,107,973
NIKE, Inc., Class B	12,400	1,001,424
Textiles, Apparel & Luxury Goods Total		2,109,397
Consumer Discretionary Total		19,793,549
Consumer Staples – 3.8%
Beverages – 1.0%
Coca-Cola Co.	54,740	2,452,899
Beverages Total		2,452,899
Food & Staples Retailing – 0.6%
Sysco Corp.	42,600	1,337,214
Food & Staples Retailing Total		1,337,214
Food Products – 1.0%
ConAgra Foods, Inc.	33,300	792,540
Smithfield Foods, Inc. (a)	50,800	1,525,524
Food Products Total		2,318,064

	Shares	Value ($)
Household Products – 0.7%
Colgate-Palmolive Co.	29,430	1,761,680
Household Products Total		1,761,680
Tobacco – 0.5%
Altria Group, Inc.	15,800	1,319,774
Tobacco Total		1,319,774
Consumer Staples Total		9,189,631
Energy – 2.2%
Energy Equipment & Services – 0.6%
Dresser-Rand Group, Inc. (a)	42,100	860,945
Transocean, Inc. (a)	9,510	634,793
Energy Equipment & Services Total		1,495,738
Oil, Gas & Consumable Fuels – 1.6%
Anadarko Petroleum Corp.	19,720	925,065
Apache Corp.	18,300	1,194,624
Devon Energy Corp.	28,270	1,766,592
Oil, Gas & Consumable Fuels Total		3,886,281
Energy Total		5,382,019
Financials – 14.6%
Capital Markets – 2.1%
Charles Schwab Corp.	105,000	1,712,550
E*TRADE Financial Corp.	48,510	1,144,351
Legg Mason, Inc.	8,900	812,214
Morgan Stanley	19,565	1,287,181
Capital Markets Total		4,956,296
Commercial Banks – 1.4%
Fifth Third Bancorp	42,200	1,660,148
Wachovia Corp.	32,600	1,780,938
Commercial Banks Total		3,441,086
Consumer Finance – 0.6%
American Express Co.	27,605	1,450,367
Consumer Finance Total		1,450,367
Diversified Financial Services – 3.0%
Citigroup, Inc.	78,733	3,885,473
JPMorgan Chase & Co.	71,180	3,250,079
Diversified Financial Services Total		7,135,552
Insurance – 6.4%
ACE Ltd.	32,110	1,729,445
Allied World Assurance Holdings Ltd. (a)	19,800	763,290
Ambac Financial Group, Inc.	22,900	1,982,911
American International Group, Inc.	48,850	3,117,607

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
Aspen Insurance Holdings Ltd.	57,500	1,421,975
Berkshire Hathaway, Inc., Class B (a)	976	3,126,616
UnumProvident Corp.	121,300	2,298,635
Willis Group Holdings Ltd.	28,700	1,039,514
Insurance Total		15,479,993
Real Estate Management & Development – 0.3%
Realogy Corp. (a)	31,175	667,145
Real Estate Management & Development Total		667,145
Thrifts & Mortgage Finance – 0.8%
MGIC Investment Corp.	33,540	1,940,960
Thrifts & Mortgage Finance Total		1,940,960
Financials Total		35,071,399
Health Care – 13.3%
Biotechnology – 2.0%
Amgen, Inc. (a)	21,493	1,460,020
Medimmune, Inc. (a)	45,530	1,258,449
Millennium Pharmaceuticals, Inc. (a)	194,200	2,109,012
Biotechnology Total		4,827,481
Health Care Equipment & Supplies – 3.6%
Baxter International, Inc.	31,100	1,380,218
Boston Scientific Corp. (a)	74,000	1,290,560
Medtronic, Inc.	29,200	1,369,480
St. Jude Medical, Inc. (a)	17,000	618,970
Stryker Corp.	33,600	1,613,808
Zimmer Holdings, Inc. (a)	34,300	2,332,400
Health Care Equipment & Supplies Total		8,605,436
Health Care Providers & Services – 2.4%
AmerisourceBergen Corp.	18,180	802,829
Cardinal Health, Inc.	13,350	900,057
McKesson Corp.	15,930	809,244
Omnicare, Inc.	14,000	634,340
Tenet Healthcare Corp. (a)	170,100	1,340,388
UnitedHealth Group, Inc.	25,800	1,340,310
Health Care Providers & Services Total		5,827,168
Life Sciences Tools & Services – 0.9%
Thermo Electron Corp. (a)	20,830	816,536
Waters Corp. (a)	31,500	1,343,475
Life Sciences Tools & Services Total		2,160,011
Pharmaceuticals – 4.4%
Abbott Laboratories	54,699	2,663,841
Eli Lilly & Co.	21,500	1,202,495
Endo Pharmaceuticals Holdings, Inc. (a)	69,756	2,304,041

	Shares	Value ($)
Forest Laboratories, Inc. (a)	35,100	1,754,298
Johnson & Johnson	38,100	2,463,546
Pharmaceuticals Total		10,388,221
Health Care Total		31,808,317
Industrials – 5.6%
Aerospace & Defense – 0.8%
Honeywell International, Inc.	46,890	1,815,581
Aerospace & Defense Total		1,815,581
Airlines – 0.3%
UAL Corp. (a)	30,900	772,500
Airlines Total		772,500
Commercial Services & Supplies – 1.1%
ARAMARK Corp., Class B	74,000	2,426,460
Cendant Corp. (a)	124,700	240,671
Commercial Services & Supplies Total		2,667,131
Industrial Conglomerates – 2.2%
General Electric Co.	109,500	3,729,570
Tyco International Ltd.	60,100	1,571,615
Industrial Conglomerates Total		5,301,185
Machinery – 0.8%
Dover Corp.	38,815	1,887,185
Machinery Total		1,887,185
Road & Rail – 0.4%
Union Pacific Corp.	11,760	944,916
Road & Rail Total		944,916
Industrials Total		13,388,498
Information Technology – 12.2%
Communications Equipment – 2.7%
Avaya, Inc. (a)	110,400	1,153,680
Cisco Systems, Inc. (a)	129,550	2,848,805
Juniper Networks, Inc. (a)	46,200	677,754
Motorola, Inc.	32,200	752,836
QUALCOMM, Inc.	26,500	998,255
Communications Equipment Total		6,431,330
Computers & Peripherals – 0.6%
Hewlett-Packard Co.	37,500	1,371,000
Computers & Peripherals Total		1,371,000
Internet Software & Services – 2.1%
eBay, Inc. (a)	75,200	2,095,072
VeriSign, Inc. (a)	98,200	1,987,568
Yahoo!, Inc. (a)	35,600	1,025,992
Internet Software & Services Total		5,108,632

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Common Stocks (continued)

	Shares	Value ($)
IT Services – 0.4%
First Data Corp.	19,300	829,321
IT Services Total		829,321
Semiconductors & Semiconductor Equipment – 1.0%
ATI Technologies, Inc. (a)	62,600	1,345,274
Broadcom Corp., Class A (a)	39,180	1,153,459
Semiconductors & Semiconductor Equipment Total		2,498,733
Software – 5.4%
Cognos, Inc. (a)	23,000	747,960
McAfee, Inc. (a)	54,000	1,229,040
Microsoft Corp.	198,190	5,091,501
Oracle Corp. (a)	136,675	2,138,964
Symantec Corp. (a)	203,800	3,798,832
Software Total		13,006,297
Information Technology Total		29,245,313
Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
Sprint Nextel Corp.	132,500	2,241,900
Wireless Telecommunication Services Total		2,241,900
Telecommunication Services Total		2,241,900
Total Common Stocks (Cost of $129,695,703)		146,120,626

Corporate Fixed-Income Bonds & Notes – 11.5%

Basic Materials – 0.3%
	Par ($)
Chemicals – 0.1%
Chemtura Corp.
6.875% 06/01/16	10,000	9,675
EquiStar Chemicals LP
10.125% 09/01/08	25,000	26,375
10.625% 05/01/11	40,000	43,000
Nalco Co.
7.750% 11/15/11	25,000	25,438
Chemicals Total		104,488
Forest Products & Paper – 0.0%
Boise Cascade LLC
7.125% 10/15/14	30,000	27,900
Forest Products & Paper Total		27,900
Iron/Steel – 0.0%
Russel Metals, Inc.
6.375% 03/01/14	65,000	61,181
Iron/Steel Total		61,181

	Par ($)	Value ($)
Metals & Mining – 0.2%
Alcan, Inc.
4.500% 05/15/13	500,000	467,387
Metals & Mining Total		467,387
Basic Materials Total		660,956
Communications – 1.6%
Media – 0.6%
Comcast Corp.
7.050% 03/15/33	375,000	393,664
CSC Holdings, Inc.
7.625% 04/01/11	45,000	46,013
DirecTV Holdings LLC
8.375% 03/15/13	96,000	100,800
EchoStar DBS Corp.
6.625% 10/01/14	95,000	91,319
Lamar Media Corp.
7.250% 01/01/13	70,000	69,475
LIN Television Corp.
6.500% 05/15/13	50,000	46,125
R.H. Donnelley Finance Corp.
10.875% 12/15/12(b)	115,000	125,925
Rogers Cable, Inc.
7.875% 05/01/12	70,000	73,762
Time Warner, Inc.
6.625% 05/15/29	425,000	416,501
Media Total		1,363,584
Telecommunication Services – 1.0%
American Towers, Inc.
7.250% 12/01/11	20,000	20,550
AT&T Wireless Services, Inc.
8.750% 03/01/31	250,000	315,984
Cincinnati Bell, Inc.
7.000% 02/15/15	15,000	14,625
Citizens Communications Co.
9.000% 08/15/31	40,000	42,200
Embarq Corp.
7.082% 06/01/16	10,000	10,203
7.995% 06/01/36	10,000	10,452
Intelsat Bermuda Ltd.
9.250% 06/15/16(b)	30,000	31,200
Lucent Technologies, Inc.
6.450% 03/15/29	30,000	25,575
Nextel Communications, Inc.
7.375% 08/01/15	175,000	180,064
Qwest Corp.
8.875% 03/15/12	130,000	140,725

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Rogers Wireless, Inc.
7.500% 03/15/15	15,000	15,675
8.000% 12/15/12	65,000	67,925
Sprint Capital Corp.
6.875% 11/15/28	200,000	201,953
Telecom Italia Capital SA
6.200% 07/18/11	300,000	305,342
Telefonica Emisones SAU
5.984% 06/20/11	300,000	304,462
Verizon Global Funding Corp.
7.750% 12/01/30	350,000	393,325
Vodafone Group PLC
7.750% 02/15/10	350,000	374,224
Windstream Corp.
8.625% 08/01/16(b)	50,000	52,875
Telecommunication Services Total		2,507,359
Communications Total		3,870,943
Consumer Cyclical – 0.9%
Apparel – 0.0%
Phillips-Van Heusen Corp.
7.250% 02/15/11	45,000	44,888
Apparel Total		44,888
Auto Manufacturers – 0.1%
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	230,000	276,195
Auto Manufacturers Total		276,195
Auto Parts & Equipment – 0.0%
TRW Automotive, Inc.
9.375% 02/15/13	45,000	48,038
Auto Parts & Equipment Total		48,038
Entertainment – 0.1%
Speedway Motorsports, Inc.
6.750% 06/01/13	96,000	94,320
Steinway Musical Instruments, Inc.
7.000% 03/01/14(b)	45,000	43,425
Warner Music Group
7.375% 04/15/14	65,000	62,562
Entertainment Total		200,307
Home Builders – 0.2%
D.R. Horton, Inc.
5.625% 09/15/14	275,000	257,844
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	25,000	23,187
6.375% 12/15/14	25,000	22,188
6.500% 01/15/14	5,000	4,513

	Par ($)	Value ($)
KB Home
5.875% 01/15/15	60,000	53,061
Home Builders Total		360,793
Home Furnishings – 0.0%
Sealy Mattress Co.
8.250% 06/15/14	40,000	40,400
Home Furnishings Total		40,400
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	50,000	49,892
8.750% 02/02/11	55,000	59,547
Leisure Time Total		109,439
Lodging – 0.3%
Caesars Entertainment, Inc.
7.875% 03/15/10	45,000	46,912
9.375% 02/15/07	35,000	35,438
Chukchansi Economic Development Authority
8.000% 11/15/13(b)	35,000	35,350
Harrah's Operating Co., Inc.
5.625% 06/01/15	225,000	210,584
Hilton Hotels Corp.
7.500% 12/15/17	25,000	26,290
MGM Mirage
6.000% 10/01/09	45,000	43,988
8.500% 09/15/10	30,000	31,575
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	70,000	75,775
Station Casinos, Inc.
6.875% 03/01/16	165,000	152,831
Wynn Las Vegas LLC
6.625% 12/01/14	70,000	66,850
Lodging Total		725,593
Retail – 0.1%
AmeriGas Partners LP
7.125% 05/20/16	50,000	48,625
AutoNation, Inc.
7.000% 04/15/14(b)	10,000	9,862
7.507% 04/15/13(b)(c)	5,000	5,025
Couche-Tard US LP
7.500% 12/15/13	125,000	126,250
Domino's, Inc.
8.250% 07/01/11	30,000	31,050
Retail Total		220,812
Consumer Cyclical Total		2,026,465

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical – 1.0%
	Par ($)	Value ($)
Agriculture – 0.0%
Reynolds American, Inc.
7.625% 06/01/16(b)	20,000	20,867
Agriculture Total		20,867
Beverages – 0.3%
Bottling Group LLC
2.450% 10/16/06	700,000	697,722
Beverages Total		697,722
Commercial Services – 0.1%
Ashtead Capital, Inc.
9.000% 08/15/16(b)	25,000	25,500
Avis Budget Car Rental LLC
7.625% 05/15/14(b)	30,000	28,500
Corrections Corp. of America
6.250% 03/15/13	25,000	24,156
Quebecor World Capital Corp.
8.750% 03/15/16(b)	25,000	23,500
United Rentals North America, Inc.
7.750% 11/15/13	45,000	43,088
Commercial Services Total		144,744
Food – 0.2%
Dean Foods Co.
7.000% 06/01/16	50,000	49,500
Kroger Co.
6.200% 06/15/12	400,000	408,303
Food Total		457,803
Healthcare Products – 0.1%
Baxter FinCo BV
4.750% 10/15/10	375,000	366,442
Healthcare Products Total		366,442
Healthcare Services – 0.2%
Extendicare Health Services, Inc.
6.875% 05/01/14	30,000	31,350
9.500% 07/01/10	10,000	10,450
Fisher Scientific International, Inc.
6.750% 08/15/14	55,000	55,756
Triad Hospitals, Inc.
7.000% 05/15/12	25,000	24,563
WellPoint, Inc.
6.800% 08/01/12	300,000	318,568
Healthcare Services Total		440,687
Household Products/Wares – 0.1%
American Greetings Corp.
7.375% 06/01/16	35,000	35,219
Fortune Brands, Inc.
5.125% 01/15/11	300,000	294,081
Household Products/Wares Total		329,300

	Par ($)	Value ($)
Pharmaceuticals – 0.0%
Omnicare, Inc.
6.750% 12/15/13	25,000	24,000
Pharmaceuticals Total		24,000
Consumer Non-Cyclical Total		2,481,565
Energy – 0.8%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	115,000	110,975
Massey Energy Co.
6.875% 12/15/13	40,000	37,100
Peabody Energy Corp.
6.875% 03/15/13	120,000	118,800
Coal Total		266,875
Oil & Gas – 0.3%
Chesapeake Energy Corp.
6.375% 06/15/15	85,000	80,750
Compton Petroleum Corp.
7.625% 12/01/13	25,000	24,375
Marathon Oil Corp.
6.800% 03/15/32	300,000	327,817
Newfield Exploration Co.
6.625% 09/01/14	65,000	63,537
Pogo Producing Co.
6.625% 03/15/15	20,000	19,050
Valero Energy Corp.
6.875% 04/15/12	275,000	292,031
Oil & Gas Total		807,560
Oil & Gas Services – 0.1%
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	55,000	51,287
Universal Compression, Inc.
7.250% 05/15/10	95,000	95,950
Oil & Gas Services Total		147,237
Pipelines – 0.3%
Atlas Pipeline Partners LP
8.125% 12/15/15	25,000	25,500
MarkWest Energy Partners LP
6.875% 11/01/14	45,000	42,187
TransCanada Corp.
5.850% 03/15/36	450,000	442,048
Williams Companies, Inc.
6.375% 10/01/10(b)	10,000	9,838
8.125% 03/15/12	95,000	100,225
Pipelines Total		619,798
Energy Total		1,841,470

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

Financials – 4.5%
	Par ($)	Value ($)
Banks – 0.9%
Marshall & Ilsley Corp.
4.375% 08/01/09	700,000	684,205
U.S. Bank N.A.
6.375% 08/01/11	600,000	627,380
Wachovia Corp.
4.875% 02/15/14	300,000	287,537
Wells Fargo & Co.
5.125% 09/01/12	600,000	595,261
Banks Total		2,194,383
Diversified Financial Services – 2.9%
American General Finance Corp.
5.375% 09/01/09	475,000	476,844
Capital One Bank
4.875% 05/15/08	325,000	322,619
Citigroup, Inc.
5.000% 09/15/14	700,000	677,272
Countrywide Home Loans, Inc.
4.125% 09/15/09	300,000	289,627
E*Trade Financial Corp.
8.000% 06/15/11	50,000	51,875
El Paso Performance-Linked Trust
7.750% 07/15/11(b)	100,000	101,875
Ford Motor Credit Co.
7.375% 10/28/09	400,000	392,324
General Electric Capital Corp.
5.000% 01/08/16	1,000,000	971,095
Goldman Sachs Group, Inc.
6.345% 02/15/34	370,000	365,266
HSBC Finance Corp.
5.000% 06/30/15	650,000	624,003
JPMorgan Chase Capital XV
5.875% 03/15/35	800,000	758,449
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	600,000	608,201
Merrill Lynch & Co., Inc.
4.125% 01/15/09	500,000	487,596
Morgan Stanley
4.750% 04/01/14	400,000	378,004
SLM Corp.
5.375% 05/15/14	475,000	467,897
Diversified Financial Services Total		6,972,947
Insurance – 0.1%
Genworth Financial, Inc.
4.750% 06/15/09	300,000	296,153
Insurance Total		296,153

	Par ($)	Value ($)
Real Estate – 0.1%
EOP Operating LP
7.000% 07/15/11	255,000	269,004
Real Estate Total		269,004
Real Estate Investment Trusts (REITs) – 0.3%
Health Care Property Investors, Inc.
6.450% 06/25/12	500,000	514,708
Rouse Co. LP
6.750% 05/01/13(b)	40,000	39,824
Real Estate Investment Trusts (REITs) Total		554,532
Savings & Loans – 0.2%
Washington Mutual, Inc.
4.200% 01/15/10	430,000	414,830
Savings & Loans Total		414,830
Financials Total		10,701,849
Industrials – 1.0%
Aerospace & Defense – 0.2%
DRS Technologies, Inc.
6.625% 02/01/16	45,000	43,763
L-3 Communications Corp.
6.375% 10/15/15	90,000	86,625
Lockheed Martin Corp.
6.150% 09/01/36(b)	225,000	229,666
Sequa Corp.
9.000% 08/01/09	25,000	26,375
Aerospace & Defense Total		386,429
Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	30,000	28,688
Electronics Total		28,688
Environmental Control – 0.2%
Allied Waste North America, Inc.
7.125% 05/15/16(b)	100,000	97,250
Waste Management, Inc.
7.375% 08/01/10	450,000	479,864
Environmental Control Total		577,114
Miscellaneous Manufacturing – 0.0%
Bombardier, Inc.
6.300% 05/01/14(b)	50,000	44,500
Trinity Industries, Inc.
6.500% 03/15/14	30,000	29,025
Miscellaneous Manufacturing Total		73,525

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Packaging & Containers – 0.1%
Crown Americas LLC and Crown Americas Capital Corp.
7.750% 11/15/15	45,000	45,225
Jefferson Smurfit Corp.
8.250% 10/01/12	55,000	52,112
Owens-Illinois, Inc.
7.500% 05/15/10	90,000	89,100
Silgan Holdings, Inc.
6.750% 11/15/13	90,000	87,975
Packaging & Containers Total		274,412
Transportation – 0.5%
Canadian National Railway Co.
7.195% 01/02/16	495,302	556,358
Stena AB
7.500% 11/01/13	60,000	59,100
Teekay Shipping Corp.
8.875% 07/15/11	60,000	63,000
Union Pacific Corp.
3.875% 02/15/09	500,000	483,484
Transportation Total		1,161,942
Industrials Total		2,502,110
Technology – 0.2%
Computers – 0.2%
International Business Machines Corp.
6.220% 08/01/27	400,000	417,691
Computers Total		417,691
Office/Business Equipment – 0.0%
Xerox Corp.
7.125% 06/15/10	45,000	46,462
Office/Business Equipment Total		46,462
Semiconductors – 0.0%
Freescale Semiconductor, Inc.
6.875% 07/15/11	65,000	66,300
Semiconductors Total		66,300
Technology Total		530,453
Utilities – 1.2%
Electric – 1.1%
AES Corp.
7.750% 03/01/14	70,000	72,100
American Electric Power Co., Inc.
5.250% 06/01/15	350,000	337,127

	Par ($)	Value ($)
CenterPoint Energy Houston Electric LLC
5.750% 01/15/14	250,000	250,261
CMS Energy Corp.
6.875% 12/15/15	20,000	20,050
8.500% 04/15/11	10,000	10,725
Commonwealth Edison Co.
5.950% 08/15/16	325,000	326,656
Edison Mission Energy
7.730% 06/15/09	15,000	15,337
Mirant North America LLC
7.375% 12/31/13	50,000	49,500
MSW Energy Holdings II LLC
7.375% 09/01/10	20,000	20,100
Nevada Power Co.
5.875% 01/15/15	15,000	14,827
6.500% 04/15/12	30,000	30,742
NorthWestern Corp.
5.875% 11/01/14	5,000	4,966
NRG Energy, Inc.
7.250% 02/01/14	15,000	14,813
7.375% 02/01/16	30,000	29,550
Progress Energy, Inc.
7.750% 03/01/31	250,000	293,955
Scottish Power PLC
5.375% 03/15/15	450,000	438,125
Southern California Edison Co.
5.000% 01/15/14	275,000	266,736
Virginia Electric & Power Co.
5.375% 02/01/07	350,000	349,651
Electric Total		2,545,221
Gas – 0.1%
Sempra Energy
4.750% 05/15/09	375,000	369,143
Gas Total		369,143
Utilities Total		2,914,364
Total Corporate Fixed-Income Bonds & Notes (Cost of $27,630,207)		27,530,175
Collateralized Mortgage Obligations – 7.6%
Agency – 6.4%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	3,020,000	2,931,972
4.000% 10/15/18	3,600,000	3,275,381
4.500% 03/15/18	2,920,000	2,833,910
4.500% 10/15/18	1,733,483	1,705,553
4.500% 02/15/27	630,000	615,264
4.500% 08/15/28	720,000	691,564

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Federal National Mortgage Association
4.500% 11/25/14	630,000	617,778
6.000% 04/25/32	2,600,000	2,642,852
Agency Total		15,314,274
Non-Agency – 1.2%
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	1,205,613	1,185,658
SACO I, Inc.
0.000% 09/25/24(c)	14,452	13,802
Structured Asset Securities Corp.
5.500% 05/25/33	713,460	703,978
5.500% 07/25/33	1,050,301	1,039,307
Non-Agency Total		2,942,745
Total Collateralized Mortgage Obligations (Cost of $18,633,640)		18,257,019
Government & Agency Obligations – 7.3%
Foreign Government Obligations – 0.5%
Province of Ontario
3.500% 09/17/07	1,000,000	982,300
United Mexican States
7.500% 04/08/33	250,000	289,375
Foreign Government Obligations Total		1,271,675
U.S. Government Agencies – 1.3%
Federal Home Loan Mortgage Corp.
5.500% 07/18/16	700,000	720,568
Federal National Mortgage Association
5.250% 08/01/12	2,400,000	2,398,874
U.S. Government Agencies Total		3,119,442
U.S. Government Obligations – 5.5%
U.S. Treasury Bonds
6.250% 08/15/23	3,410,000	3,910,046
7.250% 05/15/16	4,185,000	4,981,950
U.S. Treasury Inflation Index Notes
3.875% 01/15/09	1,793,824	1,853,524
U.S. Treasury Notes
3.875% 02/15/13	2,535,000	2,417,855
U.S. Government Obligations Total		13,163,375
Total Government & Agency Obligations (Cost of $17,887,588)		17,554,492

	Par ($)	Value ($)
Mortgage-Backed Securities – 7.2%
Federal Home Loan Mortgage Corp.
5.500% 12/01/18	1,263,475	1,260,505
5.500% 07/01/19	339,513	338,481
5.500% 07/01/21	2,309,839	2,300,139
5.500% 08/01/21	6,878,000	6,849,118
5.500% 08/01/35	1,580,028	1,552,458
6.000% 03/01/17	103,564	104,680
6.000% 04/01/17	650,370	657,378
6.000% 05/01/17	326,959	330,483
6.000% 08/01/17	197,365	199,492
6.500% 08/01/32	196,758	200,485
Federal National Mortgage Association
5.500% 04/01/36	2,361,895	2,317,929
5.500% 05/01/36	88,368	86,723
5.797% 07/01/32(c)	682,026	680,031
Government National Mortgage Association
7.000% 10/15/31	92,648	95,595
7.000% 04/15/32	73,453	75,777
7.000% 05/15/32	112,129	115,677
Total Mortgage-Backed Securities (Cost of $17,131,783)		17,164,951
Commercial Mortgage-Backed Securities – 2.3%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40	500,000	496,617
5.626% 03/11/39	760,000	762,193
Nationslink Funding Corp.
6.888% 11/10/30	4,213,934	4,239,048
Total Commercial Mortgage-Backed Securities (Cost of $5,526,358)		5,497,858
Asset-Backed Securities – 1.9%
Cityscape Home Equity Loan Trust
7.410% 05/25/28	416,187	414,482
Federal Housing Administration
9.125% 03/25/33(d)	1,519,885	1,504,687
First Alliance Mortgage Loan Trust
7.340% 06/20/27	89,497	89,216
IMC Home Equity Loan Trust
7.310% 11/20/28	1,246,552	1,242,298
7.520% 08/20/28	665,720	663,628

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund (August 31, 2006)

Asset-Backed Securities (continued)

	Par ($)	Value ($)
Salomon Brothers Mortgage Securities VII
7.150% 06/25/28	650,413	647,904
Total Asset-Backed Securities (Cost of $4,612,307)		4,562,215

Short-Term Obligation – 1.5%

Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by a U.S. Treasury Note maturing 05/15/15, market value of $3,550,725 (repurchase proceeds $3,481,499)	3,481,000	3,481,000
Total Short-Term Obligation (Cost of $3,481,000)		3,481,000
Total Investments – 100.2% (Cost of $224,598,586) (e)		240,168,336
Other Assets & Liabilities, Net – (0.2)%		(394,578)
Net Assets – 100.0%		$239,773,758

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities, which are not illiquid, amounted to $924,982, which represents 0.4% of net assets.

(c) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2006.

(d) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e) Cost for federal income tax purposes is $224,946,515.

At August 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	60.9%
Corporate Fixed-Income Bonds & Notes	11.5
Collateralized Mortgage Obligations	7.6
Government & Agency Obligations	7.3
Mortgage-Backed Securities	7.2
Commercial Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.9
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	(0.2)
100.0%

Acronym	Name

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds – 98.3%

Education – 5.7%
	Par ($)	Value ($)
Education – 5.7%
OR Facilities Authority
Linfield College Project,
Series 2005 A,
5.000% 10/01/20	1,825,000	1,895,116
OR Health Sciences University
Series 1996 A,
Insured: MBIA:
(a) 07/01/09	1,530,000	1,378,285
(a) 07/01/12	1,315,000	1,052,132
(a) 07/01/14	2,550,000	1,868,411
(a) 07/01/15	4,325,000	3,032,430
(a) 07/01/21	12,515,000	6,543,217
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College Project,
Series 1998 A:
4.650% 10/01/09	555,000	564,546
5.500% 10/01/18	1,000,000	1,029,750
Reed College Project,
Series 1995 A,
Insured: MBIA
5.100% 07/01/10	900,000	930,213
OR Multnomah County Educational Facilities Authority
University of Portland Project
Series 1997,
Insured: AMBAC
5.000% 04/01/11	1,150,000	1,181,200
Series 2000:
5.700% 04/01/15	1,000,000	1,049,890
6.000% 04/01/20	1,000,000	1,056,880
6.000% 04/01/25	500,000	527,590
Education Total		22,109,660
Education Total		22,109,660
Health Care – 9.1%
Continuing Care Retirement – 0.4%
OR Albany Hospital Facility Authority
Mennonite Home Albany,
Series 2004 PJ-A:
4.750% 10/01/11	660,000	681,146
5.000% 10/01/12	680,000	710,124
Continuing Care Retirement Total		1,391,270

	Par ($)	Value ($)
Hospitals – 8.7%
OR Benton County Hospital Facilities Authority
Samaritan Health Services Project,
Series 1998:
4.400% 10/01/07	220,000	221,148
4.800% 10/01/11	245,000	250,792
5.200% 10/01/17	2,255,000	2,314,532
OR Clackamas County Hospital Facility Authority
Legacy Health System, IBC,
Series 1999,
Insured: MBIA
5.500% 02/15/13	495,000	521,458
Legacy Health System:
Series 1999:
5.000% 02/15/16	1,010,000	1,046,229
5.500% 02/15/13	5,450,000	5,733,454
5.500% 02/15/14	2,385,000	2,509,044
Series 2001:
4.600% 05/01/10	885,000	910,594
5.250% 05/01/21	4,890,000	5,136,163
5.750% 05/01/12	2,000,000	2,179,040
5.750% 05/01/16	1,500,000	1,622,655
OR Medford Hospital Facilities Authority
Asante Health System,
Series 1998 A,
Insured: MBIA:
5.250% 08/15/10	485,000	503,226
5.250% 08/15/11	260,000	269,092
OR Multnomah County Hospital Facilities Authority
Providence Health System,
Series 2004,
5.250% 10/01/16	2,970,000	3,227,351
OR Salem Hospital Facility Authority
Series 1998:
5.000% 08/15/18	2,000,000	2,044,360
5.250% 08/15/14	4,860,000	4,998,607
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A,
5.750% 12/01/20	285,000	305,264
Hospitals Total		33,793,009
Health Care Total		35,184,279

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

Housing – 3.6%
	Par ($)	Value ($)
Assisted Living/Senior – 0.5%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home Project,
Series 2005:
5.000% 10/01/19	1,000,000	1,010,050
5.125% 10/01/24	1,000,000	1,002,940
Assisted Living/Senior Total		2,012,990
Multi-Family – 0.6%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge,
Series 1996 A,
5.800% 12/01/16	2,255,000	2,255,609
Multi-Family Total		2,255,609
Single-Family – 2.5%
OR Housing & Community Services
Department Mortgage Single Family Program:
Series 1991 D,
6.700% 07/01/13	275,000	275,426
Series 1998 A,
4.850% 07/01/10	120,000	122,936
Series 1999 E,
5.375% 07/01/21	2,800,000	2,895,424
Series 1999 M, AMT,
5.800% 07/01/12	145,000	149,776
Series 2000 E,
Insured: FHA:
5.700% 07/01/12	495,000	502,633
5.800% 07/01/14	435,000	442,156
6.000% 07/01/20	1,225,000	1,271,513
Series 2001 J,
5.150% 07/01/24	1,620,000	1,660,678
Series 2001 Q:
4.700% 07/01/15	545,000	558,647
4.900% 07/01/17	520,000	534,186
Series 2006 A,
4.300% 07/01/20	1,475,000	1,478,157
Single-Family Total		9,891,532
Housing Total		14,160,131

Other – 34.3%
	Par ($)	Value ($)
Other – 1.3%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County,
Series 1998 A,
6.650% 11/15/22(b)	3,635,000	3,671,713
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/14	1,200,000	1,275,912
Other Total		4,947,625
Pool/Bond Bank – 0.3%
OR Economic Community Development Department
Series 2000 A,
Insured: MBIA
5.375% 01/01/11	1,105,000	1,151,322
Pool/Bond Bank Total		1,151,322
Refunded/Escrowed(c) – 32.7%
OR Board of Higher Education
Lottery Education Project,
Series 1999 A:
Pre-refunded 04/01/09,
Insured: FSA
5.250% 04/01/13	1,600,000	1,679,520
Pre-refunded 04/01/11,
Insured: FSA
5.000% 04/01/14	2,705,000	2,860,105
Series 2001 A,
Pre-refunded 08/01/11:
5.250% 08/01/14	1,225,000	1,309,035
5.250% 08/01/16	4,550,000	4,862,130
OR Clackamas County Hospital Facility Authority
Kaiser Permanente,
Series 1998 A,
Escrowed to Maturity,
5.375% 04/01/14	7,135,000	7,487,897
Robison Jewish Home Project,
Series 1996,
Pre-refunded 10/01/06,
6.250% 10/01/21	1,650,000	1,652,921
Willamette View, Inc. Project,
Series 1999 A,
Pre-refunded 11/01/09,
6.850% 11/01/15	1,480,000	1,620,067

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Clackamas County
School District No. 086,
Series 2000,
Pre-refunded 06/15/10,
6.000% 06/15/16	2,350,000	2,547,259
School District No. 108,
Series 2001,
Pre-refunded 06/15/11,
Insured: FSA
5.375% 06/15/15	1,055,000	1,135,201
School District No. 12, North Clackamas,
Series 1998,
Pre-refunded 06/01/09,
Insured: FGIC:
5.250% 06/01/11	1,000,000	1,043,230
5.250% 06/01/15	2,750,000	2,868,883
School District No. 62C,
Series 2000,
Pre-refunded 06/15/10,
5.375% 06/15/17	1,250,000	1,327,500
School District No. 7J, Lake Oswega,
Series 2001,
Pre-refunded 06/01/11:
5.375% 06/01/15	2,450,000	2,630,418
5.375% 06/01/16	1,295,000	1,390,364
5.375% 06/01/17	2,535,000	2,721,677
OR Coos County
School District No. 13, North Bend,
Series 2002,
Pre-refunded 06/15/12,
Insured: FSA
5.500% 06/15/15	1,765,000	1,933,893
OR Department of Administrative Services
Certificates of Participation,
Series 1997 A,
Pre-refunded 06/01/07,
Insured: AMBAC
5.300% 05/01/08	750,000	766,013
OR Department of Transportation
Highway User Tax,
Series 2002 A,
Pre-refunded 11/15/12,
5.500% 11/15/16	2,500,000	2,752,425

	Par ($)	Value ($)
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc.,
Series 2002,
Pre-refunded 01/01/12:
5.500% 01/01/22	2,000,000	2,169,660
5.600% 01/01/27	5,550,000	6,047,446
5.600% 01/01/32	2,000,000	2,179,260
OR Deschutes County
Certificates of Participation,
Series 1998 A,
Pre-refunded 06/01/09,
5.050% 06/01/17	420,000	435,754
School District No. 1,
Series 2001 A,
Pre-refunded 06/15/11,
Insured: FSA
5.500% 06/15/18	1,000,000	1,081,460
OR Jackson County
School District No. 4, Phoenix-Talent,
Series 2001,
Pre-refunded 06/15/11,
Insured: FSA
5.500% 06/15/16	1,000,000	1,081,460
School District No. 9, Eagle Point,
Series 2000,
Pre-refunded 06/15/11,
5.625% 06/15/15	1,920,000	2,086,867
OR Josephine County
School District No. 7, Grants Pass,
Series 1995,
Pre-refunded 06/01/07,
Insured: FGIC
5.700% 06/01/13	2,000,000	2,031,880
OR Linn County Community
School District No. 9, Lebanon,
Series 2001,
Pre-refunded 06/15/13,
Insured: FGIC
5.550% 06/15/21	2,000,000	2,220,460
School District No. 9,
Series 2001,
Pre-refunded 06/15/13,
Insured: FGIC
5.250% 06/15/15	405,000	441,904

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Medford Hospital Facilities Authority
Asante Health System,
Series 1998 A,
Pre-refunded 08/15/08,
Insured: MBIA:
5.250% 08/15/10	1,015,000	1,055,996
5.250% 08/15/11	540,000	561,811
OR Metro Washington Park Zoo
Series 1996 A,
Pre-refunded 01/15/07,
5.300% 01/15/11	1,000,000	1,006,530
OR Multnomah County
Certificates of Participation,
Series 1998,
Pre-refunded 08/01/08,
4.550% 08/01/10	235,000	241,420
School District No. 40,
Series 2001,
Pre-refunded 12/01/10,
Insured: FSA
5.000% 12/01/14	1,790,000	1,886,624
School District No. 7, Reynolds,
Series 2000,
Pre-refunded 06/15/11:
5.625% 06/15/14	2,670,000	2,902,050
5.625% 06/15/17	1,000,000	1,086,910
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302,
Series 2001,
Pre-refunded 06/15/11,
Insured: FGIC:
5.375% 06/15/16	2,055,000	2,211,221
5.375% 06/15/17	2,280,000	2,453,326
5.375% 06/15/18	2,490,000	2,679,290
OR North Clackamas Parks & Recreation District Facilities
Series 1993,
Escrowed to Maturity,
5.700% 04/01/13	2,625,000	2,805,731
OR Northern Oregon Corrections
Series 1997,
Pre-refunded 09/15/07,
Insured: AMBAC:
5.250% 09/15/12	1,000,000	1,017,400
5.300% 09/15/13	1,000,000	1,017,900

	Par ($)	Value ($)
OR Portland Community College District
Series 2001 A,
Pre-refunded 06/01/11:
5.375% 06/01/14	1,925,000	2,070,241
5.375% 06/01/16	2,705,000	2,909,092
5.375% 06/01/17	2,540,000	2,731,643
OR Powell Valley Water District
Series 2000,
Pre-refunded 08/01/09,
6.000% 02/01/15	620,000	659,407
OR Salem Water & Sewer
Series 2000,
Pre-refunded 06/01/10,
Insured: FSA
5.300% 06/01/15	1,500,000	1,588,245
OR Tri-County Metropolitan Transportation District
Series 1999 1,
Pre-refunded 06/01/09,
5.400% 06/01/19	4,200,000	4,433,730
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A,
Escrowed to Maturity:
5.750% 12/01/20	245,000	265,291
6.000% 12/01/30	4,825,000	5,243,134
OR Washington & Clackamas Counties
School District No. 23J, Tigard,
Series 2002,
Pre-refunded 06/15/12,
Insured: MBIA
5.375% 06/15/17	1,500,000	1,633,845
OR Washington County
School District No. 15, Forest Grove,
Series 2001,
Pre-refunded 06/15/11,
Insured: FSA:
5.375% 06/15/13	2,070,000	2,227,361
5.375% 06/15/15	2,515,000	2,706,190
School District No. 48J, Beaverton:
Series 1998,
Pre-refunded 08/01/08,
5.250% 08/01/10	1,150,000	1,185,455

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
Series 1999,
Pre-refunded 06/01/09,
Insured: FGIC
5.100% 06/01/12	500,000	519,670
Series 2001,
Pre-refunded 01/01/11:
5.125% 01/01/14	2,000,000	2,119,620
5.125% 01/01/17	1,820,000	1,928,854
5.125% 01/01/18	2,260,000	2,395,171
Series 2001,
Pre-refunded 06/01/11,
5.500% 06/01/16	2,785,000	3,010,195
OR Washington, Multnomah & Yamhill Counties
School District No. 1J:
Series 1999,
Pre-refunded 06/01/09,
5.250% 06/01/14	500,000	521,615
Series 2001,
Pre-refunded 06/01/11,
Insured: MBIA
5.000% 06/01/13	1,500,000	1,588,845
OR Yamhill County
School District No. 029J,
Series 2002,
Pre-refunded 06/15/12,
Insured: MBIA
5.250% 06/15/16	2,535,000	2,744,797
VI Virgin Islands Public Finance Authority
Series 1989 A,
Escrowed to Maturity,
7.300% 10/01/18	1,185,000	1,477,742
Refunded/Escrowed Total		127,251,041
Other Total		133,349,988
Other Revenue – 1.9%
Recreation – 1.9%
OR Board of Higher Education
Lottery Education Project:
Series 1999 B,
Insured: FSA
5.250% 04/01/15	1,315,000	1,375,700
Series 2003 A,
Insured: FSA:
5.000% 04/01/14	1,830,000	1,973,454
5.250% 04/01/11	4,000,000	4,190,200
Recreation Total		7,539,354
Other Revenue Total		7,539,354

Tax-Backed – 34.8%
	Par ($)	Value ($)
Local Appropriated – 0.5%
OR Deschutes & Jefferson County
School District No. 02J,
Series 2004 B,
Insured: FGIC
(a) 06/15/22	2,335,000	1,169,064
OR Multnomah County
Certificates of Participation,
Series 1998,
4.550% 08/01/10	765,000	783,819
Local Appropriated Total		1,952,883
Local General Obligations – 19.5%
OR Aurora
Series 1999,
5.600% 06/01/24	1,205,000	1,255,369
OR Bend Municipal Airport Project
Series 1999 B, AMT,
5.375% 06/01/13	150,000	155,414
OR Benton & Linn Counties
School District No. 509J, Corvallis,
Series 2003,
Insured: FSA
5.000% 06/01/17	2,665,000	2,834,094
OR Canyonville South Umpqua Rural Fire District
Series 2001,
5.400% 07/01/31	610,000	613,568
OR Clackamas & Washington Counties
School District No. 003JT,
Series 2003,
Insured: FGIC
(a) 06/15/17	4,000,000	2,512,480
OR Clackamas Community College
Series 2001,
Insured: FGIC
5.250% 06/15/15	1,500,000	1,597,770
OR Clackamas County
School District No. 007J, Lake Oswego,
Series 2005,
Insured: FSA
5.250% 06/01/21	2,000,000	2,257,300
School District No. 108, Estacada,
Series 2005,
Insured: FSA
5.500% 06/15/25	2,485,000	2,919,577

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Columbia County
School District No. 502, Deferred Interest,
Series 1999,
Insured: FGIC:
(a) 06/01/13	1,685,000	1,295,462
(a) 06/01/14	1,025,000	753,682
OR Coos Bay
Series 2000,
4.900% 09/01/07	1,030,000	1,035,799
OR Crook County
School District,
Series 2002,
Insured: FSA
5.000% 02/01/14	2,860,000	3,033,545
OR Jackson County
School District No. 009,
Series 2005,
Insured: MBIA:
5.500% 06/15/20	1,000,000	1,155,430
5.500% 06/15/21	1,410,000	1,634,007
School District No. 6, Central Point,
Series 2000,
6.000% 06/15/09	1,090,000	1,159,411
OR Jefferson County
School District No. 509J, Madras School District,
Series 2002,
Insured: FGIC
5.250% 06/15/18	1,075,000	1,152,368
OR Josephine County
Unit School District,
Three Rivers, Series 2005,
Insured: FGIC:
5.000% 12/15/15	1,000,000	1,091,650
5.000% 12/15/16	1,000,000	1,087,220
OR Lane County
School District No. 19,
Springfield, Series 1997,
Insured: FGIC:
6.000% 10/15/12	1,740,000	1,960,823
6.000% 10/15/14	1,310,000	1,512,487
School District No. 4J,
Eugene, Series 2002:
5.000% 07/01/12	1,000,000	1,070,850
5.250% 07/01/13	1,000,000	1,094,050

	Par ($)	Value ($)
OR Lincoln County
School District,
Series 1995,
Insured: FGIC
5.600% 06/15/10	3,480,000	3,661,482
OR Linn Benton Community College
Series 2001,
Insured: FGIC
(a) 06/15/13	1,000,000	765,000
Series 2002,
Insured: FGIC
(a) 06/15/14	1,000,000	733,500
OR Linn County
Community School District No. 9, Lebanon,
Series 2001,
Insured: FGIC
5.250% 06/15/15	305,000	331,151
OR Madras Aquatic Center District
Series 2005,
5.000% 06/01/22	1,695,000	1,758,020
OR Metro
Series 2002,
5.250% 09/01/14	3,130,000	3,363,279
OR Multnomah-Clackamas Counties
School District No. 10JT,
Series 2003 A,
Insured: FSA
5.250% 06/15/12	1,000,000	1,083,350
OR Portland Limited Tax
Series 2001 B:
(a) 06/01/12	1,750,000	1,403,290
(a) 06/01/13	1,500,000	1,151,700
(a) 06/01/16	3,500,000	2,349,935
(a) 06/01/18	4,000,000	2,431,960
(a) 06/01/19	4,000,000	2,313,720
(a) 06/01/20	4,000,000	2,204,600
OR Rogue Community College District
Series 2005,
Insured: MBIA:
5.000% 06/15/15	1,015,000	1,106,817
5.000% 06/15/16	1,050,000	1,139,743
5.000% 06/15/17	1,255,000	1,357,885

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
OR Tualatin Hills Park & Recreation District
Series 1998,
Insured: FGIC
5.750% 03/01/14	990,000	1,119,997
OR Washington & Clackamas Counties
Deferred Interest,
Series 1999 A,
(a) 06/01/10	1,520,000	1,305,361
School District No. 23J, Tigard:
Series 2000,
(a) 06/15/18	2,700,000	1,635,093
Series 2005,
Insured: MBIA
5.000% 06/15/21	6,575,000	7,187,658
OR Washington County
Criminal Justice Facilities,
Series 1998,
5.000% 12/01/10	1,400,000	1,422,834
OR Washington, Multnomah & Yamhill Counties
School District No. 1J,
Series 1998,
5.000% 11/01/13	1,100,000	1,189,749
OR Yamhill County
School District No. 029J,
Series 2005,
Insured: FGIC
5.500% 06/15/21	1,000,000	1,158,870
School District No. 40,
Series 1997,
Insured: FGIC
6.000% 06/01/09	500,000	531,660
Local General Obligations Total		75,889,010
Special Property Tax – 7.0%
OR Hood River Urban Renewal Agency
Series 1996,
6.250% 12/15/11	985,000	1,001,085
OR Lebanon Urban Renewal Agency
Series 1999,
5.625% 06/01/19	1,000,000	1,041,390
Series 2000:
5.750% 06/01/15	1,120,000	1,157,061
6.000% 06/01/20	1,580,000	1,645,112

	Par ($)	Value ($)
OR Medford Urban Renewal
Series 1996,
5.875% 09/01/10	500,000	500,765
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center,
Series 2000 A,
Insured: AMBAC:
5.750% 06/15/17	1,500,000	1,620,795
5.750% 06/15/18	2,050,000	2,215,087
OR Portland Limited Tax
Series 2003 A,
3.400% 06/01/13	810,000	796,789
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A,
Insured: AMBAC:
5.000% 06/15/17	1,500,000	1,595,655
5.000% 06/15/18	3,070,000	3,262,028
5.000% 06/15/20	2,000,000	2,118,680
OR Portland Urban Renewal & Redevelopment
South Park Blocks,
Series 2000 A,
Insured: AMBAC:
5.750% 06/15/17	2,065,000	2,231,294
5.750% 06/15/19	2,580,000	2,787,767
OR Redmond Urban Renewal Agency
Downtown Area B,
Series 1999:
5.650% 06/01/13	720,000	740,664
5.850% 06/01/19	785,000	807,859
South Airport Industrial Area A,
Series 1999,
5.700% 06/01/19	650,000	661,609
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal,
Series 2001,
5.250% 06/01/15	1,000,000	1,031,700
OR Veneta Urban Renewal Agency
Series 2001:
5.375% 02/15/16	700,000	735,007
5.625% 02/15/21	1,100,000	1,151,051
OR Wilsonville Limited Tax Improvement
Series 1998,
5.000% 12/01/10	250,000	250,898
Special Property Tax Total		27,352,296

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
State Appropriated – 4.2%
OR Department of Administrative Services
Certificates of Participation:
Series 1999 A,
Insured: AMBAC:
4.500% 05/01/12	1,020,000	1,046,744
5.000% 05/01/13	4,240,000	4,412,611
5.000% 05/01/14	1,000,000	1,040,710
Series 2002 B,
Insured: MBIA
5.250% 05/01/10	840,000	885,688
Series 2002 C,
Insured: MBIA:
5.250% 11/01/15	1,000,000	1,072,560
5.250% 11/01/17	5,000,000	5,342,550
Series 2002 E,
Insured: FSA
5.000% 11/01/13	1,470,000	1,567,505
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27	750,000	806,760
State Appropriated Total		16,175,128
State General Obligations – 3.6%
OR Board of Higher Education
Deferred Interest,
Series 2001 A,
(a) 08/01/17	1,050,000	667,002
Series 1996 A,
(a) 08/01/14	490,000	357,509
Series 2001 A:
5.250% 08/01/14	255,000	271,998
5.250% 08/01/16	780,000	830,552
Series 2004 D,
5.000% 08/01/24	3,620,000	3,815,697
OR Elderly & Disabled Housing
Series 2001 B,
4.950% 08/01/20	985,000	1,011,034
OR State
Series 1980,
9.200% 10/01/08	385,000	427,469
Series 2002 A,
5.250% 10/15/15	1,735,000	1,876,316
OR Veterans Welfare
Series 1980,
8.000% 07/01/08	580,000	624,306
Series 1995,
5.850% 10/01/15	265,000	269,317
Series 2000 80A,
5.700% 10/01/32	1,620,000	1,621,879

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico
Series 2004 A,
5.000% 07/01/30	1,000,000	1,042,000
Series 2006 A,
5.250% 07/01/23	1,000,000	1,072,150
State General Obligations Total		13,887,229
Tax-Backed Total		135,256,546
Transportation – 1.5%
Airports – 0.5%
OR Eugene Airport
Series 2000, AMT:
5.650% 05/01/07	555,000	560,977
5.700% 05/01/08	515,000	528,303
OR Port of Portland International Airport
Series 1998 12B,
Insured: FGIC
5.250% 07/01/12	1,000,000	1,038,120
Airports Total		2,127,400
Ports – 0.7%
OR Port Morrow
Series 2000,
6.700% 06/01/20	2,000,000	2,002,140
OR Port of St. Helens
Series 1999:
5.600% 08/01/14	315,000	322,336
5.750% 08/01/19	425,000	434,907
Ports Total		2,759,383
Transportation – 0.3%
OR Tri-County Metropolitan Transportation District
Series 2003 A,
5.000% 09/01/15	1,000,000	1,067,650
Transportation Total		1,067,650
Transportation Total		5,954,433
Utilities – 7.4%
Investor Owned – 2.2%
OR Port of St. Helens Pollution Control
Portland General Electric Co.:
Series 1985 A,
4.800% 04/01/10	5,195,000	5,210,065
Series 1985 B,
4.800% 06/01/10	3,500,000	3,510,465
Investor Owned Total		8,720,530

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Municipal Bonds (continued)

	Par ($)	Value ($)
Municipal Electric – 3.3%
OR Emerald Peoples Utility District
Series 1996,
Insured: FGIC:
7.350% 11/01/10	2,160,000	2,462,508
7.350% 11/01/11	2,000,000	2,336,520
7.350% 11/01/12	2,490,000	2,974,579
7.350% 11/01/13	2,675,000	3,271,899
Series 2003 A,
Insured: FSA
5.250% 11/01/20	605,000	655,602
OR Eugene Electric Utilities System
Series 2001 B,
Insured: FSA
5.250% 08/01/13	1,040,000	1,109,566
Municipal Electric Total		12,810,674
Water & Sewer – 1.9%
OR Myrtle Point Water
Series 2000,
6.000% 12/01/20	510,000	537,158
OR Portland Sewer System
Series 1997 A,
Insured: FGIC
5.000% 06/01/12	2,835,000	2,861,762
OR Sheridan Water
Series 1998,
5.350% 04/01/18	300,000	306,597
Series 2000:
6.200% 05/01/15	625,000	662,106
6.450% 05/01/20	520,000	553,228
OR Washington County Housing Authority
Clean Water Services Sewer,
Series 2004 Lien,
Insured: MBIA
5.000% 10/01/13	2,310,000	2,497,041
Water & Sewer Total		7,417,892
Utilities Total		28,949,096
Total Municipal Bonds (Cost of $366,764,530)		382,503,487

Investment Company – 0.0%

	Shares
Dreyfus Tax-Exempt Cash Management Fund	1,440	1,440
Total Investment Company (Cost of $1,440)		1,440

Short-Term Obligations – 0.8%

Variable Rate Demand Notes (d) – 0.8%
	Par ($)	Value ($)
IA Woodbury County Educational Facility
Siouxland Medical Educational Foundation, Inc.,
Series 1996,
LOC: U.S. Bank N.A.
3.450% 11/01/16	100,000	100,000
MS Jackson County Pollution Control Revenue
Chevron Corp.:
Series 1992,
3.410% 12/01/16	800,000	800,000
Series 1993,
3.410% 06/01/23	100,000	100,000
NE Lancaster County
Hospital Authority No. 1,
Bryanlgh Medical Center,
Series 2002,
Insured: AMBAC
3.570% 06/01/18	100,000	100,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center,
Series 2006,
Insured: MBIA
LOC: JPMorgan Chase Bank
3.600% 05/01/35	700,000	700,000
YMCA-Greater Houston Area,
Series 2002,
LOC: JPMorgan Chase Bank
3.600% 07/01/37	600,000	600,000
WI Health & Educational Facilities Authority
ProHealth Care, Inc.,
Series 2001 B,
Insured: AMBAC,
SPA: JPMorgan Chase Bank
3.570% 08/15/30	900,000	900,000
Variable Rate Demand Notes Total		3,300,000
Total Short-Term Obligations (Cost of $3,300,000)		3,300,000
Total Investments – 99.1% (Cost of $370,065,970)(e)		385,804,927
Other Assets & Liabilities, Net – 0.9%		3,517,324
Net Assets – 100.0%		$389,322,251

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund (August 31, 2006)

Notes to Investment Portfolio:

(a) Zero coupon bond.

(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At August 31, 2006, the value of these securities amounted to $3,671,713, which represents 0.9% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,635,000

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at August 31, 2006.

(e) Cost for federal income tax purposes is $369,930,888.

At August 31, 2006, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	34.8%
Other	34.3
Health Care	9.1
Utilities	7.4
Education	5.7
Housing	3.6
Other Revenue	1.9
Transportation	1.5
Investment Company	0.0 *
Short-Term Obligations	0.8
Other Assets & Liabilities, Net	0.9
100.0%

* Rounds to less than 0.1%.

Acronym	Name

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IBC	Insured Bond Certificates

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes – 94.0%

Basic Materials – 4.8%
	Par ($)	Value ($)
Chemicals – 2.7%
Chemicals-Diversified – 1.5%
EquiStar Chemicals LP
10.125% 09/01/08	7,270,000	7,669,850
10.625% 05/01/11	1,175,000	1,263,125
Huntsman International LLC
8.375% 01/01/15 (a)	2,675,000	2,654,938
NOVA Chemicals Corp.
6.500% 01/15/12	5,025,000	4,660,687
		16,248,600
Chemicals-Specialty – 1.0%
Chemtura Corp.
6.875% 06/01/16	3,890,000	3,763,575
Nalco Co.
7.750% 11/15/11	6,825,000	6,944,437
		10,708,012
Industrial-Gases – 0.2%
Airgas, Inc.
9.125% 10/01/11	2,493,000	2,602,069
		2,602,069
Chemicals Total		29,558,681
Forest Products & Paper – 0.9%
Paper & Related Products – 0.9%
Boise Cascade LLC
7.125% 10/15/14	6,130,000	5,700,900
Georgia-Pacific Corp.
8.000% 01/15/24	4,320,000	4,255,200
		9,956,100
Forest Products & Paper Total		9,956,100
Iron/Steel – 1.2%
Steel-Producers – 1.2%
Russel Metals, Inc.
6.375% 03/01/14	8,885,000	8,363,006
United States Steel Corp.
9.750% 05/15/10	4,055,000	4,308,438
		12,671,444
Iron/Steel Total		12,671,444
Basic Materials Total		52,186,225

Communications – 16.0%
	Par ($)	Value ($)
Media – 8.9%
Cable TV – 4.2%
CSC Holdings, Inc.
7.625% 04/01/11	5,290,000	5,409,025
DirecTV Holdings LLC
6.375% 06/15/15	3,780,000	3,534,300
8.375% 03/15/13	8,841,000	9,283,050
EchoStar DBS Corp.
5.750% 10/01/08	6,765,000	6,697,350
6.625% 10/01/14	9,990,000	9,602,887
Rogers Cable, Inc.
6.250% 06/15/13	6,170,000	6,008,038
7.875% 05/01/12	5,060,000	5,331,975
		45,866,625
Multimedia – 1.9%
Emmis Operating Co.
6.875% 05/15/12	4,120,000	3,996,400
Lamar Media Corp.
7.250% 01/01/13	13,998,000	13,893,015
Quebecor Media, Inc.
7.750% 03/15/16	2,875,000	2,846,250
		20,735,665
Publishing-Periodicals – 1.8%
Dex Media West LLC
9.875% 08/15/13	5,900,000	6,335,125
R.H. Donnelley Finance Corp.
10.875% 12/15/12 (a)	12,235,000	13,397,325
		19,732,450
Television – 1.0%
LIN Television Corp.
6.500% 05/15/13	8,025,000	7,403,062
SInclair Broadcasting Group, Inc.
8.000% 03/15/12	3,005,000	3,042,563
		10,445,625
Media Total		96,780,365
Telecommunication Services – 7.1%
Cellular Telecommunications – 2.3%
Nextel Communications, Inc.
7.375% 08/01/15	13,250,000	13,633,428
Rogers Wireless, Inc.
7.500% 03/15/15	3,115,000	3,255,175
8.000% 12/15/12	7,810,000	8,161,450
		25,050,053

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Satellite Telecommunications – 0.3%
Intelsat Bermuda Ltd.
9.250% 06/15/16 (a)	3,550,000	3,692,000
		3,692,000
Telecommunication Equipment – 0.3%
Lucent Technologies, Inc.
6.450% 03/15/29	3,965,000	3,380,163
		3,380,163
Telecommunication Services – 0.4%
Embarq Corp.
7.082% 06/01/16	1,790,000	1,826,405
7.995% 06/01/36	1,790,000	1,870,835
		3,697,240
Telephone-Integrated – 3.5%
Cincinnati Bell, Inc.
7.000% 02/15/15	3,440,000	3,354,000
Citizens Communications Co.
9.000% 08/15/31	6,015,000	6,345,825
Qwest Corp.
7.500% 10/01/14 (a)	1,775,000	1,806,062
7.500% 06/15/23	4,890,000	4,767,750
8.875% 03/15/12	14,880,000	16,107,600
Windstream Corp.
8.625% 08/01/16 (a)	4,980,000	5,266,350
		37,647,587
Wireless Equipment – 0.3%
American Towers, Inc.
7.250% 12/01/11	3,565,000	3,663,038
		3,663,038
Telecommunication Services Total		77,130,081
Communications Total		173,910,446
Consumer Cyclical – 18.4%
Apparel – 0.6%
Apparel Manufacturers – 0.6%
Phillips-Van Heusen Corp.
7.250% 02/15/11	6,125,000	6,109,688
		6,109,688
Apparel Total		6,109,688
Auto Parts & Equipment – 0.9%
Auto/Truck Parts & Equipment-Original – 0.9%
Accuride Corp.
8.500% 02/01/15	3,590,000	3,347,675

	Par ($)	Value ($)
TRW Automotive, Inc.
9.375% 02/15/13	5,925,000	6,324,938
		9,672,613
Auto Parts & Equipment Total		9,672,613
Entertainment – 3.1%
Music – 1.2%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	4,115,000	3,970,975
Warner Music Group
7.375% 04/15/14	9,600,000	9,240,000
		13,210,975
Racetracks – 1.2%
Speedway Motorsports, Inc.
6.750% 06/01/13	13,533,000	13,296,172
		13,296,172
Theaters – 0.7%
Cinemark USA, Inc.
9.000% 02/01/13	6,885,000	7,125,975
		7,125,975
Entertainment Total		33,633,122
Home Builders – 1.6%
Building-Residential/Commercial – 1.6%
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	2,290,000	2,123,975
6.375% 12/15/14	3,110,000	2,760,125
6.500% 01/15/14	6,315,000	5,699,288
KB Home
5.875% 01/15/15	8,425,000	7,450,640
		18,034,028
Home Builders Total		18,034,028
Home Furnishings – 0.5%
Home Furnishings – 0.5%
Sealy Mattress Co.
8.250% 06/15/14	5,040,000	5,090,400
		5,090,400
Home Furnishings Total		5,090,400
Leisure Time – 1.5%
Cruise Lines – 1.5%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	6,125,000	6,111,715
8.750% 02/02/11	9,245,000	10,009,367
		16,121,082
Leisure Time Total		16,121,082

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Lodging – 7.2%
Casino Hotels – 5.8%
Caesars Entertainment, Inc.
7.875% 03/15/10	5,515,000	5,749,387
9.375% 02/15/07	875,000	885,938
CCM Merger, Inc.
8.000% 08/01/13 (a)	6,475,000	6,199,812
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	4,565,000	4,610,650
Kerzner International Ltd.
6.750% 10/01/15	7,485,000	8,008,950
MGM Mirage
6.000% 10/01/09	11,325,000	11,070,187
8.500% 09/15/10	3,565,000	3,752,163
Station Casinos, Inc.
6.875% 03/01/16	12,895,000	11,943,994
Wynn Las Vegas LLC
6.625% 12/01/14	11,555,000	11,035,025
		63,256,106
Hotels & Motels – 1.4%
Hilton Hotels Corp.
7.500% 12/15/17	3,260,000	3,428,239
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	11,005,000	11,912,913
		15,341,152
Lodging Total		78,597,258
Retail – 2.8%
Retail-Automobiles – 0.7%
AutoNation, Inc.
7.000% 04/15/14 (a)	1,635,000	1,612,519
7.507% 04/15/13 (a)(b)	1,000,000	1,005,000
Group 1 Automotive, Inc.
8.250% 08/15/13	5,165,000	5,223,106
		7,840,625
Retail-Convenience Store – 0.8%
Couche-Tard US LP
7.500% 12/15/13	8,455,000	8,539,550
		8,539,550
Retail-Propane Distributors – 0.6%
AmeriGas Partners LP
7.125% 05/20/16	5,005,000	4,867,362

	Par ($)	Value ($)
Ferrellgas Escrow LLC
6.750% 05/01/14	1,460,000	1,405,250
		6,272,612
Retail-Restaurants – 0.7%
Domino's, Inc.
8.250% 07/01/11	7,680,000	7,948,800
		7,948,800
Retail Total		30,601,587
Textiles – 0.2%
Textile-Products – 0.2%
INVISTA
9.250% 05/01/12 (a)	2,080,000	2,184,000
		2,184,000
Textiles Total		2,184,000
Consumer Cyclical Total		200,043,778
Consumer Non-Cyclical – 15.4%
Agriculture – 0.3%
Tobacco – 0.3%
Reynolds American, Inc.
7.625% 06/01/16 (a)	2,825,000	2,947,480
		2,947,480
Agriculture Total		2,947,480
Beverages – 2.1%
Beverages-Non-Alcoholic – 1.1%
Cott Beverages, Inc.
8.000% 12/15/11	11,730,000	11,876,625
		11,876,625
Beverages-Wine/Spirits – 1.0%
Constellation Brands, Inc.
8.000% 02/15/08	618,000	633,450
8.125% 01/15/12	9,660,000	10,022,250
		10,655,700
Beverages Total		22,532,325
Biotechnology – 0.3%
Medical-Biomedical/Gene – 0.3%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	2,915,000	2,958,725
		2,958,725
Biotechnology Total		2,958,725

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Commercial Services – 4.4%
Commercial Services – 0.9%
Iron Mountain, Inc.
7.750% 01/15/15	5,175,000	5,123,250
8.625% 04/01/13	4,115,000	4,202,444
		9,325,694
Funeral Services & Related Items – 0.7%
Service Corp. International
6.750% 04/01/16	1,460,000	1,387,000
Stewart Enterprises, Inc.
6.250% 02/15/13 (b)	6,645,000	5,880,825
		7,267,825
Printing-Commercial – 0.3%
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	4,100,000	3,854,000
		3,854,000
Private Corrections – 1.0%
Corrections Corp. of America
6.250% 03/15/13	510,000	492,788
7.500% 05/01/11	10,300,000	10,518,875
		11,011,663
Rental Auto/Equipment – 1.5%
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	4,250,000	4,335,000
Avis Budget Car Rental LLC
7.625% 05/15/14 (a)	2,775,000	2,636,250
7.750% 05/15/16 (a)	2,085,000	1,971,576
United Rentals North America, Inc.
7.000% 02/15/14	7,100,000	6,514,250
7.750% 11/15/13	845,000	809,087
		16,266,163
Commercial Services Total		47,725,345
Food – 1.1%
Food-Dairy Products – 0.6%
Dean Foods Co.
7.000% 06/01/16	7,095,000	7,024,050
		7,024,050
Food-Miscellaneous/Diversified – 0.5%
Del Monte Corp.
6.750% 02/15/15	5,835,000	5,543,250
		5,543,250
Food Total		12,567,300

	Par ($)	Value ($)
Healthcare Services – 4.9%
Medical Products – 1.3%
Fisher Scientific International, Inc.
6.750% 08/15/14	14,060,000	14,253,325
		14,253,325
Medical-HMO – 1.0%
Coventry Health Care, Inc.
5.875% 01/15/12	11,345,000	11,210,482
		11,210,482
Medical-Hospitals – 1.3%
Community Health Systems, Inc.
6.500% 12/15/12	2,550,000	2,384,250
Triad Hospitals, Inc.
7.000% 05/15/12	11,953,000	11,743,823
		14,128,073
Medical-Nursing Homes – 0.8%
Extendicare Health Services, Inc.
6.875% 05/01/14	7,125,000	7,445,625
9.500% 07/01/10	1,280,000	1,337,600
		8,783,225
Medical-Outpatient/Home Medical – 0.2%
Select Medical Corp.
7.625% 02/01/15	2,725,000	2,357,125
		2,357,125
Physician Practice Management – 0.3%
US Oncology, Inc.
9.000% 08/15/12	3,075,000	3,182,625
		3,182,625
Healthcare Services Total		53,914,855
Household Products/Wares – 0.9%
Consumer Products-Miscellaneous – 0.9%
American Greetings Corp.
7.375% 06/01/16	3,230,000	3,250,187
Scotts Co.
6.625% 11/15/13	6,910,000	6,668,150
		9,918,337
Household Products/Wares Total		9,918,337
Pharmaceuticals – 1.4%
Medical-Generic Drugs – 0.4%
Mylan Laboratories, Inc.
6.375% 08/15/15	3,900,000	3,758,625
		3,758,625

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Medical-Wholesale Drug Distribution – 0.7%
AmerisourceBergen Corp.
5.625% 09/15/12	7,700,000	7,492,824
		7,492,824
Pharmacy Services – 0.3%
Omnicare, Inc.
6.750% 12/15/13	3,755,000	3,604,800
		3,604,800
Pharmaceuticals Total		14,856,249
Consumer Non-Cyclical Total		167,420,616
Energy – 14.5%
Coal – 3.0%
Coal – 3.0%
Arch Western Finance LLC
6.750% 07/01/13	9,920,000	9,572,800
Massey Energy Co.
6.875% 12/15/13	4,635,000	4,298,962
Peabody Energy Corp.
5.875% 04/15/16	2,775,000	2,532,188
6.875% 03/15/13	16,520,000	16,354,800
		32,758,750
Coal Total		32,758,750
Oil & Gas – 5.2%
Oil & Gas Drilling – 0.6%
Pride International, Inc.
7.375% 07/15/14	7,025,000	7,147,938
		7,147,938
Oil Companies-Exploration & Production – 4.2%
Chesapeake Energy Corp.
6.375% 06/15/15	13,610,000	12,929,500
7.500% 09/15/13	5,430,000	5,484,300
Compton Petroleum Corp.
7.625% 12/01/13	4,105,000	4,002,375
Newfield Exploration Co.
6.625% 09/01/14	10,895,000	10,649,862
Pogo Producing Co.
6.625% 03/15/15	9,930,000	9,458,325
Quicksilver Resources, Inc.
7.125% 04/01/16	3,045,000	2,907,975
		45,432,337

	Par ($)	Value ($)
Oil Refining & Marketing – 0.4%
Tesoro Corp.
6.625% 11/01/15 (a)	4,385,000	4,231,525
		4,231,525
Oil & Gas Total		56,811,800
Oil & Gas Services – 2.7%
Oil Field Machinery & Equipment – 1.0%
Grant Prideco, Inc.
6.125% 08/15/15	11,215,000	10,654,250
		10,654,250
Oil-Field Services – 1.7%
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	6,805,000	6,345,663
Universal Compression, Inc.
7.250% 05/15/10	12,265,000	12,387,650
		18,733,313
Oil & Gas Services Total		29,387,563
Pipelines – 3.6%
Pipelines – 3.6%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,245,000	3,309,900
Colorado Interstate Gas Co.
6.800% 11/15/15	6,285,000	6,228,850
MarkWest Energy Partners LP
6.875% 11/01/14	8,600,000	8,062,500
Williams Companies, Inc.
6.375% 10/01/10 (a)	3,990,000	3,925,162
8.125% 03/15/12	15,945,000	16,821,975
		38,348,387
Pipelines Total		38,348,387
Energy Total		157,306,500
Financials – 2.9%
Diversified Financial Services – 1.5%
Finance-Investment Banker/Broker – 0.9%
E*Trade Financial Corp.
7.375% 09/15/13	7,145,000	7,216,450
LaBranche & Co., Inc.
11.000% 05/15/12	2,145,000	2,300,512
		9,516,962

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Special Purpose Entity – 0.6%
El Paso Performance-Linked Trust
7.750% 07/15/11 (a)	6,620,000	6,744,125
		6,744,125
Diversified Financial Services Total		16,261,087
Real Estate Investment Trusts (REITs) – 1.4%
REITS-Hotels – 0.8%
Host Marriott LP
6.375% 03/15/15	8,775,000	8,424,000
		8,424,000
REITS-Regional Malls – 0.6%
Rouse Co. LP
6.750% 05/01/13 (a)	7,090,000	7,058,847
		7,058,847
Real Estate Investment Trusts (REITs) Total		15,482,847
Financials Total		31,743,934
Industrials – 15.0%
Aerospace & Defense – 1.9%
Aerospace/Defense-Equipment – 0.9%
DRS Technologies, Inc.
6.625% 02/01/16	5,270,000	5,125,075
Sequa Corp.
9.000% 08/01/09	4,970,000	5,243,350
		10,368,425
Electronics-Military – 1.0%
L-3 Communications Corp.
5.875% 01/15/15	2,000,000	1,890,000
6.375% 10/15/15	4,155,000	3,999,188
7.625% 06/15/12	4,470,000	4,581,750
		10,470,938
Aerospace & Defense Total		20,839,363
Electronics – 0.4%
Electronic Components-Miscellaneous – 0.4%
Flextronics International Ltd.
6.250% 11/15/14	4,720,000	4,513,500
		4,513,500
Electronics Total		4,513,500
Environmental Control – 1.4%
Non-Hazardous Waste Disposal – 1.4%
Allied Waste North America, Inc.
7.125% 05/15/16 (a)	15,700,000	15,268,250
		15,268,250
Environmental Control Total		15,268,250

	Par ($)	Value ($)
Machinery-Construction & Mining – 0.3%
Machinery-Construction & Mining – 0.3%
Terex Corp.
7.375% 01/15/14	3,120,000	3,120,000
		3,120,000
Machinery-Construction & Mining Total		3,120,000
Machinery-Diversified – 1.9%
Machinery-General Industry – 1.9%
Manitowoc Co., Inc.
7.125% 11/01/13	7,365,000	7,254,525
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	13,290,000	12,924,525
		20,179,050
Machinery-Diversified Total		20,179,050
Miscellaneous Manufacturing – 1.0%
Diversified Manufacturing Operators – 1.0%
Bombardier, Inc.
6.300% 05/01/14 (a)	5,840,000	5,197,600
Trinity Industries, Inc.
6.500% 03/15/14	5,800,000	5,611,500
		10,809,100
Miscellaneous Manufacturing Total		10,809,100
Packaging & Containers – 4.2%
Containers-Metal/Glass – 3.9%
Ball Corp.
6.875% 12/15/12	9,192,000	9,192,000
Crown Americas LLC and Crown Americas Capital Corp.
7.750% 11/15/15	5,450,000	5,477,250
Owens-Brockway Glass Container, Inc.
8.875% 02/15/09	7,225,000	7,423,688
Owens-Illinois, Inc.
7.500% 05/15/10	10,555,000	10,449,450
Silgan Holdings, Inc.
6.750% 11/15/13	10,585,000	10,346,837
		42,889,225
Containers-Paper/Plastic – 0.3%
Jefferson Smurfit Corp.
8.250% 10/01/12	3,185,000	3,017,787
		3,017,787
Packaging & Containers Total		45,907,012

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Transportation – 3.9%
Transportation-Marine – 3.1%
Overseas Shipholding Group
8.250% 03/15/13	9,045,000	9,316,350
Stena AB
7.500% 11/01/13	9,370,000	9,229,450
Teekay Shipping Corp.
8.875% 07/15/11	14,576,000	15,304,800
		33,850,600
Transportation-Services – 0.8%
Bristow Group, Inc.
6.125% 06/15/13	9,040,000	8,452,400
		8,452,400
Transportation Total		42,303,000
Industrials Total		162,939,275
Technology – 1.5%
Office/Business Equipment – 0.6%
Office Automation & Equipment – 0.6%
Xerox Corp.
6.400% 03/15/16	2,135,000	2,113,855
7.125% 06/15/10	4,425,000	4,568,812
		6,682,667
Office/Business Equipment Total		6,682,667
Semiconductors – 0.9%
Electronic Components-Semiconductors – 0.9%
Freescale Semiconductor, Inc.
6.875% 07/15/11	9,815,000	10,011,300
		10,011,300
Semiconductors Total		10,011,300
Technology Total		16,693,967
Utilities – 5.5%
Electric – 5.5%
Electric-Generation – 2.0%
AES Corp.
7.750% 03/01/14	15,990,000	16,469,700
Edison Mission Energy
7.730% 06/15/09	4,780,000	4,887,550
		21,357,250
Electric-Integrated – 2.1%
CMS Energy Corp.
6.875% 12/15/15	2,630,000	2,636,575
8.500% 04/15/11	1,645,000	1,764,262

	Par ($)	Value ($)
Mirant Mid Atlantic LLC
8.625% 06/30/12	954,726	1,012,010
Nevada Power Co.
5.875% 01/15/15	5,000,000	4,942,485
6.500% 04/15/12	3,950,000	4,047,656
NorthWestern Corp.
5.875% 11/01/14	975,000	968,318
TECO Energy, Inc.
6.750% 05/01/15	3,600,000	3,586,500
7.000% 05/01/12	4,180,000	4,300,175
		23,257,981
Independent Power Producer – 1.4%
Mirant North America LLC
7.375% 12/31/13	6,510,000	6,444,900
MSW Energy Holdings II LLC
7.375% 09/01/10	3,780,000	3,798,900
NRG Energy, Inc.
7.250% 02/01/14	2,545,000	2,513,188
7.375% 02/01/16	2,750,000	2,708,750
		15,465,738
Electric Total		60,080,969
Utilities Total		60,080,969
Total Corporate Fixed-Income Bonds & Notes (Cost of $1,042,004,572)		1,022,325,710

Short-Term Obligation – 4.3%

Repurchase agreement with State Street Bank & Trust Co., dated 08/31/06, due 09/01/06 at 5.160%, collateralized by U.S. Treasury Notes with various maturities to 08/31/11, market value of $46,885,013 (repurchase proceeds $45,970,588)	45,964,000	45,964,000
Total Short-Term Obligation (Cost of $45,964,000)		45,964,000
Total Investments – 98.3% (Cost of $1,087,968,572) (c)		1,068,289,710
Other Assets & Liabilities, Net – 1.7%		18,984,148
Net Assets – 100.0%		$1,087,273,858

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund (August 31, 2006)

Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities, which are not illiquid, amounted to $104,569,446, which represents 9.6% of net assets.

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2006.

(c) Cost for federal income tax purposes is $1,093,100,381.

At August 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Consumer Cyclical	18.4%
Communications	16.0
Consumer Non-Cyclical	15.4
Industrials	15.0
Energy	14.5
Utilities	5.5
Basic Materials	4.8
Financials	2.9
Technology	1.5
Short-Term Obligation	4.3
Other Assets & Liabilities, Net	1.7
100.0%

Acronym	Name

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

This page intentionally left blank.

Statements of Assets and Liabilities – Columbia Funds (August 31, 2006)

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Assets
Investments, at identified cost	1,115,831,594	733,185,197	172,166,526	294,533,136	158,024,323
Investments, at value	1,347,173,682	864,829,768	200,359,739	646,889,790	173,450,850
Cash	49	847	56	656	72
Foreign currency (cost of $1,189,285, $—, $—, $—, $—, $1,560, $—, $— and $—, respectively)	1,183,804	—	—	—	—
Receivable for:
Investments sold	10,956,403	5,934,853	2,927,852	—	21,827,380
Capital stock sold	303,138	182,860	453,442	584,485	810,114
Interest	677	4,799	1,147	1,832	77
Dividends	2,855,863	402,298	25,235	182,216	28,203
Foreign tax reclaim	1,080,449	—	—	—	—
Expense reimbursement due from Distributor	—	—	—
Deferred Trustees' compensation plan	87,210	33,997	9,819	17,560	5,452
Other assets	—	—	2,739	—	—
Total assets	1,363,641,275	871,389,422	203,780,029	647,676,539	196,122,148
Liabilities
Payable for:
Investments purchased	5,661,848	12,504,143	5,722,193	—	19,815,285
Capital stock redeemed	1,041,584	122,705	463,591	919,731	420,833
Distributions	—	—	—	—	—
Investment advisory fee	945,244	572,416	146,466	403,647	123,792
Transfer agent fee	107,465	137,637	90,031	161,820	42,566
Pricing and bookkeeping fees	13,245	13,277	7,321	12,695	7,615
Merger costs	—	52,424	—	—	—
Trustees' fees	79	47	—	—	298
Audit fee	34,100	33,667	32,100	26,200	22,308
Service and distribution fees	120,961	18,655	1,219	27,730	38,077
Custody fee	42,000	2,471	1,263	1,390	2,794
Reports to shareholders	39,049	94,038	23,523	83,034	8,815
Chief compliance officer expenses	1,005	758	396	608	383
Deferred Trustees' fees	87,210	33,997	9,819	17,560	5,452
Other liabilities	2,351	20,140	5,469	13,350	4,756
Total liabilities	8,096,141	13,606,375	6,503,391	1,667,765	20,492,974
Net Assets	1,355,545,134	857,783,047	197,276,638	646,008,774	175,629,174
Net Assets consist of
Paid-in capital	1,075,097,097	655,349,370	141,986,034	205,204,147	166,403,251
Undistributed (overdistributed) net investment income	17,058,253	—	—	—	—
Accumulated net investment loss	—	(24,462)	(11,793)	(12,518)	(65,942)
Accumulated net realized gain (loss)	32,007,206	70,813,568	27,109,184	88,460,491	(6,132,375)
Unrealized appreciation (depreciation) on:
Investments	231,342,088	131,644,571	28,193,213	352,356,654	15,426,527
Foreign currency translations	40,490	—	—	—	(2,287)
Net Assets	1,355,545,134	857,783,047	197,276,638	646,008,774	175,629,174

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Assets
Investments, at identified cost	381,592,130	224,598,586	370,065,970	1,087,968,572
Investments, at value	444,837,241	240,168,336	385,804,927	1,068,289,710
Cash	341	23,096	13,313	5,245,528
Foreign currency (cost of $1,189,285, $—, $—, $—, $—, $1,560, $—, $— and $—, respectively)	1,557	—	—	—
Receivable for:
Investments sold	3,319,100	724,067	—	—
Capital stock sold	587,259	214,560	58,765	637,179
Interest	583	790,860	4,436,459	20,079,895
Dividends	739,194	136,056	—	—
Foreign tax reclaim	19,268	2,231	—	—
Expense reimbursement due from Distributor
Deferred Trustees' compensation plan	23,381	10,553	11,598	29,499
Other assets	—	—	—	—
Total assets	449,527,924	242,069,759	390,325,062	1,094,281,811
Liabilities
Payable for:
Investments purchased	3,178,812	1,311,103	—	716,951
Capital stock redeemed	674,269	732,690	359,547	2,087,387
Distributions	—	—	336,174	3,134,573
Investment advisory fee	278,611	105,229	166,500	531,968
Transfer agent fee	168,610	47,440	45,173	209,887
Pricing and bookkeeping fees	10,356	10,577	11,767	15,286
Merger costs	—	—	—	—
Trustees' fees	199	2,393	330	3,784
Audit fee	31,500	38,567	33,600	42,950
Service and distribution fees	114,367	9,029	2,899	133,922
Custody fee	2,400	1,427	1,830	3,096
Reports to shareholders	53,866	20,847	11,930	64,715
Chief compliance officer expenses	518	414	484	880
Deferred Trustees' fees	23,381	10,553	11,598	29,499
Other liabilities	5,549	5,732	20,979	33,055
Total liabilities	4,542,438	2,296,001	1,002,811	7,007,953
Net Assets	444,985,486	239,773,758	389,322,251	1,087,273,858
Net Assets consist of
Paid-in capital	325,216,692	240,890,624	374,329,658	1,142,401,814
Undistributed (overdistributed) net investment income	1,591,220	784,712	108,173	—
Accumulated net investment loss	—	—	—	(4,875,422)
Accumulated net realized gain (loss)	54,931,474	(17,471,328)	(854,537)	(30,573,672)
Unrealized appreciation (depreciation) on:
Investments	63,245,111	15,569,750	15,738,957	(19,678,862)
Foreign currency translations	989	—	—	—
Net Assets	444,985,486	239,773,758	389,322,251	1,087,273,858

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds (August 31, 2006) (Continued)

	International Stock Fund	Mid Cap Growth Fund (a)	Small Cap Growth Fund I (b)	Real Estate Equity Fund	Technology Fund
Class A
Net assets	$277,295,005	$12,654,130	$2,836,003	$44,685,148	$75,996,443
Shares outstanding	14,682,081	527,025	93,616	1,537,023	8,143,008
Net asset value per share (c)(d)	$18.89	$24.01	$30.29	$29.07	$9.33
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (e)	$20.04	$25.47	$32.14	$30.84	$9.90
Class B
Net assets	$42,585,109	$7,451,560	$521,235	$13,308,597	$7,822,762
Shares outstanding	2,309,752	319,472	17,295	457,493	859,777
Net asset value and offering price per share (c)(d)	$18.44	$23.32	$30.14	$29.09	$9.10
Class C
Net assets	$27,806,421	$2,454,432	$426,519	$5,485,784	$21,017,509
Shares outstanding	1,502,349	105,037	14,153	188,782	2,304,746
Net asset value and offering price per share (c)(d)	$18.51	$23.37	$30.14	$29.06	$9.12
Class D
Net assets	$765,010	$382,763	—	$3,630,376	$25,516
Shares outstanding	41,198	16,397	—	124,828	2,788
Net asset value and offering price per share (c)(d)	$18.57	$23.34	—	$29.08	$9.15
Class G
Net assets	$1,215,182	$593,156	—	—	—
Shares outstanding	65,932	25,492	—	—	—
Net asset value and offering price per share (c)(d)	$18.43	$23.27	—	—	—
Class R
Net assets	—	$57,210	—	—	—
Shares outstanding	—	2,386	—	—	—
Net asset value and offering price per share	—	$23.97	—	—	—
Class T
Net assets	—	$27,100,699	—	—	—
Shares outstanding	—	1,127,270	—	—	—
Net asset value per share (c)	—	$24.04	—	—	—
Maximum sales charge	—	5.75%	—	—	—
Maximum offering price per share (e)	—	$25.51	—	—	—
Class Z
Net assets	$1,005,878,407	$807,089,097	$193,492,881	$578,898,869	$70,766,944
Shares outstanding	52,868,286	33,150,683	6,372,642	19,895,563	7,503,206
Net asset value and offering price per share (d)	$19.03	$24.35	$30.36	$29.10	$9.43

(a)  Class R shares were initially offered on January 23, 2006.

(b)  Classes A, B and C shares were initially offered on November 1, 2005.

(c)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(d)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(e)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Class A
Net assets	$170,200,983	$4,136,993	$6,506,527	$170,574,580
Shares outstanding	8,021,177	183,784	531,459	20,614,627
Net asset value per share (c)(d)	$21.22	$22.51	$12.24	$8.27
Maximum sales charge	5.75%	5.75%	3.25%	4.75%
Maximum offering price per share (e)	$22.51	$23.88	$12.65	$8.68
Class B
Net assets	$51,446,316	$7,212,925	$912,739	$66,885,964
Shares outstanding	2,471,893	320,934	74,551	8,083,151
Net asset value and offering price per share (c)(d)	$20.81	$22.47	$12.24	$8.27
Class C
Net assets	$43,880,540	$1,490,597	$615,929	$11,653,395
Shares outstanding	2,107,757	66,320	50,310	1,408,306
Net asset value and offering price per share (c)(d)	$20.82	$22.48	$12.24	$8.27
Class D
Net assets	$430,996	$238,863	$634,306	$36,348,572
Shares outstanding	20,716	10,630	51,811	4,392,743
Net asset value and offering price per share (c)(d)	$20.80	$22.47	$12.24	$8.27
Class G
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value and offering price per share (c)(d)	—	—	—	—
Class R
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value and offering price per share	—	—	—	—
Class T
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value per share (c)	—	—	—	—
Maximum sales charge	—	—	—	—
Maximum offering price per share (e)	—	—	—	—
Class Z
Net assets	$179,026,651	$226,694,380	$380,652,750	$801,811,347
Shares outstanding	8,411,500	10,077,466	31,092,084	96,903,533
Net asset value and offering price per share (d)	$21.28	$22.50	$12.24	$8.27

See Accompanying Notes to Financial Statements.

Statements of Operations – For the Year Ended August 31, 2006 Columbia Funds

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund (a)	Small Cap Growth Fund I (b)	Real Estate Equity Fund	Technology Fund
Net Investment Income
Income
Dividends	37,988,811	5,852,994	231,605	17,837,337	429,059
Interest	433,886	941,408	264,714	1,071,492	307,148
Foreign taxes withheld	(3,654,822)	(14,038)	—	(26,333)	(34,563)
Total Investment income	34,767,875	6,780,364	496,319	18,882,496	701,644
Expenses
Investment advisory fee	11,057,763	7,016,122	1,815,993	5,226,464	1,211,629
Distribution fee:
Class B	368,683	55,975	1,671	99,284	44,662
Class C	187,237	11,608	958	36,932	92,555
Class D	6,043	3,160	—	29,489	194
Class G	19,175	4,655	—	—	—
Class R	—	75	—	—	—
Service fee:
Class A	619,261	25,357	1,979	106,486	126,188
Class B	122,895	18,658	556	33,095	14,887
Class C	62,413	3,866	318	12,310	30,796
Class D	2,014	1,053	—	9,830	65
Class G	8,850	2,148	—	—	—
Shareholder services fee - Class T	—	86,581	—	—	—
Transfer agent fee	1,344,709	831,094	313,484	723,456	183,525
Pricing and bookkeeping fees	167,495	161,463	91,805	154,748	81,454
Trustees' fees	62,551	44,734	16,958	37,941	13,493
Custody fee	573,581	32,376	20,257	19,401	24,756
Merger costs	—	52,424	—	—	—
Chief compliance officer expenses (See Note 4)	13,091	10,822	5,611	9,788	4,761
Non-recurring costs (See Note 9)	13,043	8,625	2,060	7,179	1,114
Other expenses	494,362	496,377	235,097	383,191	154,063
Total Operating Expenses	15,123,166	8,867,173	2,506,747	6,889,594	1,984,142
Interest expense	22,132	—	528	417	153
Total Expenses	15,145,298	8,867,173	2,507,275	6,890,011	1,984,295
Fees waived by Distributor
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Fees waived by Transfer Agent	(1,027,481)	(115,186)	(2,454)	—	(4,659)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(13,043)	(8,625)	(2,060)	(7,179)	(1,114)
Custody earnings credit	(53,044)	(1,480)	(360)	(1,004)	(2,057)
Net Expenses	14,051,730	8,741,882	2,502,401	6,881,828	1,976,465
Net Investment Income (Loss)	20,716,145	(1,961,518)	(2,006,082)	12,000,668	(1,274,821)

(a)  Class R shares were initially offered on January 23, 2006.

(b)  Classes A, B and C shares were initially offered on November 1, 2005.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Net Investment Income
Income
Dividends	6,052,797	1,722,734	—	—
Interest	3,073,559	5,601,513	18,427,331	88,561,040
Foreign taxes withheld	(131,479)	(2,597)	—	—
Total Investment income	8,994,877	7,321,650	18,427,331	88,561,040
Expenses
Investment advisory fee	3,599,377	1,364,296	1,993,389	7,197,315
Distribution fee:
Class B	391,587	58,368	8,507	585,359
Class C	326,309	8,617	4,067	108,882
Class D	3,527	1,804	5,258	341,871
Class G	—	—	—	—
Class R	—	—	—	—
Service fee:
Class A	440,670	9,665	13,180	552,158
Class B	130,529	19,456	2,836	195,120
Class C	108,770	2,872	1,356	36,294
Class D	1,176	601	1,753	113,957
Class G	—	—	—	—
Shareholder services fee - Class T	—	—	—	—
Transfer agent fee	701,081	307,557	160,233	1,090,271
Pricing and bookkeeping fees	141,949	124,700	146,712	179,704
Trustees' fees	30,585	22,216	26,638	72,307
Custody fee	36,311	21,153	16,412	43,367
Merger costs	—	—	—	—
Chief compliance officer expenses (See Note 4)	7,967	6,252	7,182	12,647
Non-recurring costs (See Note 9)	4,861	2,815	3,967	13,244
Other expenses	304,449	174,155	189,370	609,731
Total Operating Expenses	6,229,148	2,124,527	2,580,860	11,152,227
Interest expense	—	293	—	—
Total Expenses	6,229,148	2,124,820	2,580,860	11,152,227
Fees waived by Distributor
Class C	—	—	(1,898)	(21,777)
Class D	—	—	(2,454)	(68,374)
Fees waived by Transfer Agent	(58,474)	(15,815)	(7,173)	(21,371)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(4,861)	(2,815)	(3,967)	(13,244)
Custody earnings credit	(1,396)	(270)	(1,983)	(13,373)
Net Expenses	6,164,417	2,105,920	2,563,385	11,014,088
Net Investment Income (Loss)	2,830,460	5,215,730	15,863,946	77,546,952

See Accompanying Notes to Financial Statements.

Statements of Operations – For the Year Ended August 31, 2006 Columbia Funds (Continued)

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund (a)	Small Cap Growth Fund I (b)	Real Estate Equity Fund	Technology Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Future Contracts
Net realized gain (loss) on:
Investments	200,303,627	95,416,511	33,736,451	121,739,563	(3,315,667)
Foreign currency transactions	(1,796,456)	(74,848)	(16,038)	—	(60,112)
Futures contracts	—	—	—	—	(4,440)
Foreign capital gains tax	(1,841,749)	—	—	—	—
Net realized gain (loss)	196,665,422	95,341,663	33,720,413	121,739,563	(3,380,219)
Change in net unrealized appreciation (depreciation) on:
Investments	52,441,955	(11,512,630)	(9,292,815)	345,333	5,045,245
Foreign currency translations	32,728	(59)	—	—	(2,287)
Futures contracts	—	—	—	—	—
Written options	—	—	—	—	2,920
Net change in net unrealized appreciation (depreciation)	52,474,683	(11,512,689)	(9,292,815)	345,333	5,045,878
Net Gain (Loss)	249,140,105	83,828,974	24,427,598	122,084,896	1,665,659
Net Increase Resulting From Operations	269,856,250	81,867,456	22,421,516	134,085,564	390,838

(a)  Class R shares were initially offered on January 23, 2006.

(b)  Classes A, B and C shares were initially offered on November 1, 2005.

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Future Contracts
Net realized gain (loss) on:
Investments	66,333,849	13,479,392	(76,383)	(13,956,133)
Foreign currency transactions	(129,609)	—	—	—
Futures contracts	—	60,937	—	—
Foreign capital gains tax	—	—	—	—
Net realized gain (loss)	66,204,240	13,540,329	(76,383)	(13,956,133)
Change in net unrealized appreciation (depreciation) on:
Investments	(30,968,336)	(3,999,147)	(6,994,177)	(35,834,574)
Foreign currency translations	(1,218)	—	—	—
Futures contracts	—	5,469	—	—
Written options	—	—	—	—
Net change in net unrealized appreciation (depreciation)	(30,969,554)	(3,993,678)	(6,994,177)	(35,834,574)
Net Gain (Loss)	35,234,686	9,546,651	(7,070,560)	(49,790,707)
Net Increase Resulting From Operations	38,065,146	14,762,381	8,793,386	27,756,245

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	International Stock Fund		Mid Cap Growth Fund
	Year Ended August 31,		Year Ended August 31,
	2006 ($)	2005 (a)($)	2006 (b)($)	2005 ($)
Operations
Net investment income (loss)	20,716,145	14,193,962	(1,961,518)	(4,630,893)
Net realized gain on investments and foreign currency transactions	196,665,422	62,496,349	95,341,663	119,631,326
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translations	52,474,683	53,053,677	(11,512,689)	117,840,750
Net increase resulting from operations	269,856,250	129,743,988	81,867,456	232,841,183
Distributions to Shareholders
From net investment income:
Class A	(1,897,375)	(6,207)	—	—
Class B	(28,325)	—	—	—
Class C	(13,323)	—	—	—
Class D	(382)	—	—	—
Class G	(3,482)	—	—	—
Class Z	(9,672,982)	(3,041,056)	—	—
From net realized gains:
Class A	(2,668,118)	—	(109,235)	—
Class B	(613,184)	—	(92,893)	—
Class C	(289,740)	—	(12,559)	—
Class D	(8,320)	—	(5,866)	—
Class G	(38,588)	—	(10,097)	—
Class T	—	—	(375,814)	—
Class Z	(10,376,677)	—	(10,607,269)	—
Total distributions to shareholders	(25,610,496)	(3,047,263)	(11,213,733)	—
Net Capital Share Transactions	57,819,222	332,899,857	(54,634,676)	(253,558,502)
Redemption Fees	31,135	61,174	—	—
Net increase (decrease) in net assets	302,096,111	459,657,756	16,019,047	(20,717,319)
Net Assets
Beginning of period	1,053,449,023	593,791,267	841,764,000	862,481,319
End of period	1,355,545,134	1,053,449,023	857,783,047	841,764,000
Undistributed (overdistributed) net investment income, at end of period	17,058,253	11,591,579	—	—
Accumulated net investment loss, at end of period	—	—	(24,462)	(11,999)

(a)  Class G shares were initially offered on March 18, 2005.

(b)  Class R shares were initially offered on January 23, 2006.

(c)  Classes A, B and C shares were initially offered on November 1, 2005.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Small Cap Growth Fund I		Real Estate Equity Fund
	Year Ended August 31,		Year Ended August 31,
	2006 (c)($)	2005 ($)	2006 ($)	2005 ($)
Operations
Net investment income (loss)	(2,006,082)	(2,978,014)	12,000,668	30,056,402
Net realized gain on investments and foreign currency transactions	33,720,413	102,209,847	121,739,563	81,089,198
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translations	(9,292,815)	(3,864,358)	345,333	74,511,099
Net increase resulting from operations	22,421,516	95,367,475	134,085,564	185,656,699
Distributions to Shareholders
From net investment income:
Class A	—	—	(1,221,099)	(1,382,574)
Class B	—	—	(281,742)	(366,492)
Class C	—	—	(101,320)	(94,718)
Class D	—	—	(83,173)	(117,799)
Class G	—	—	—	—
Class Z	—	—	(20,429,149)	(32,021,396)
From net realized gains:
Class A	(955)	—	(5,027,442)	(3,329,894)
Class B	(1,290)	—	(1,591,961)	(1,146,743)
Class C	(452)	—	(555,755)	(270,229)
Class D	—	—	(462,275)	(366,470)
Class G	—	—	—	—
Class T	—	—	—	—
Class Z	(6,483,989)	—	(82,518,380)	(77,132,968)
Total distributions to shareholders	(6,486,686)	—	(112,272,296)	(116,229,283)
Net Capital Share Transactions	(33,316,966)	(423,725,008)	(203,184,914)	(165,370,335)
Redemption Fees	—	—	—	—
Net increase (decrease) in net assets	(17,382,136)	(328,357,533)	(181,371,646)	(95,942,919)
Net Assets
Beginning of period	214,658,774	543,016,307	827,380,420	923,323,339
End of period	197,276,638	214,658,774	646,008,774	827,380,420
Undistributed (overdistributed) net investment income, at end of period	—	—	—	—
Accumulated net investment loss, at end of period	(11,793)	—	(12,518)	(4,839)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Technology Fund		Strategic Investor Fund		Balanced Fund
	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,
	2006 ($)	2005 ($)	2006 ($)	2005 ($)	2006 ($)	2005 ($)
Operations
Net investment income (loss)	(1,274,821)	(646,865)	2,830,460	3,249,223	5,215,730	8,190,456
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(3,380,219)	6,350,610	66,204,240	28,598,770	13,540,329	37,568,398
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	5,045,878	8,212,267	(30,969,554)	41,410,600	(3,993,678)	666,125
Net increase resulting from operations	390,838	13,916,012	38,065,146	73,258,593	14,762,381	46,424,979
Distributions to Shareholders
From net investment income:
Class A	—	—	(1,141,064)	(167,034)	(68,779)	(56,637)
Class B	—	—	—	—	(84,129)	(95,456)
Class C	—	—	—	—	(11,910)	(10,210)
Class D	—	—	—	—	(2,534)	(4,166)
Class Z	—	—	(2,001,896)	(1,065,517)	(5,530,580)	(8,917,704)
From net realized gains:
Class A	(1,565,194)	—	(12,351,692)	(1,363,900)	—	—
Class B	(208,798)	—	(3,757,672)	(348,215)	—	—
Class C	(235,437)	—	(3,083,532)	(284,992)	—	—
Class D	(1,273)	—	(35,524)	(6,971)	—	—
Class Z	(3,469,746)	—	(15,890,662)	(3,186,369)	—	—
Total distributions to shareholders	(5,480,448)	—	(38,262,042)	(6,422,998)	(5,697,932)	(9,084,173)
Net Capital Share Transactions	119,898,198	11,109,769	(80,634,677)	49,610,948	(83,198,814)	(218,132,925)
Net increase (decrease) in net assets	114,808,588	25,025,781	(80,831,573)	116,446,543	(74,134,365)	(180,792,119)
Net Assets
Beginning of period	60,820,586	35,794,805	525,817,059	409,370,516	313,908,123	494,700,242
End of period	175,629,174	60,820,586	444,985,486	525,817,059	239,773,758	313,908,123
Undistributed (overdistributed) net investment income, at end of period	—	—	1,591,220	2,283,811	784,712	811,316
Accumulated net investment loss, at end of period	(65,942)	(10,877)	—	—	—	—

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Oregon Intermediate Municipal Bond Fund		Conservative High Yield Fund
	Year Ended August 31,		Year Ended August 31,
	2006 ($)	2005 ($)	2006 ($)	2005 ($)
Operations
Net investment income (loss)	15,863,946	16,832,262	77,546,952	95,740,819
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(76,383)	(785,271)	(13,956,133)	15,204,376
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(6,994,177)	1,892,472	(35,834,574)	(23,698,367)
Net increase resulting from operations	8,793,386	17,939,463	27,756,245	87,246,828
Distributions to Shareholders
From net investment income:
Class A	(196,135)	(147,260)	(13,897,417)	(20,080,465)
Class B	(33,893)	(36,249)	(4,329,122)	(5,162,031)
Class C	(18,048)	(14,421)	(828,000)	(1,139,377)
Class D	(23,391)	(25,822)	(2,601,189)	(3,908,977)
Class Z	(15,572,245)	(16,563,180)	(60,226,094)	(72,953,508)
From net realized gains:
Class A	—	(11,016)	—	—
Class B	—	(3,546)	—	—
Class C	—	(1,075)	—	—
Class D	—	(2,262)	—	—
Class Z	—	(1,212,920)	—	—
Total distributions to shareholders	(15,843,712)	(18,017,751)	(81,881,822)	(103,244,358)
Net Capital Share Transactions	(21,224,759)	(22,772,356)	(419,739,763)	(154,177,592)
Net increase (decrease) in net assets	(28,275,085)	(22,850,644)	(473,865,340)	(170,175,122)
Net Assets
Beginning of period	417,597,336	440,447,980	1,561,139,198	1,731,314,320
End of period	389,322,251	417,597,336	1,087,273,858	1,561,139,198
Undistributed (overdistributed) net investment income, at end of period	108,173	88,656	—	(7,581,535)
Accumulated net investment loss, at end of period	—	—	(4,875,422)	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	International Stock Fund				Mid Cap Growth Fund
	Year Ended August 31, 2006		Year Ended August 31, 2005(a)		Year Ended August 31, 2006(b)		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,820,941	31,858,348	279,759	4,113,764	346,804	8,445,955	132,045	2,663,508
Proceeds received in connection with merger	11,502,364	184,602,426	2,958,672	45,540,845	—	—	—	—
Distributions reinvested	241,749	4,066,222	376	5,548	4,318	102,597	—	—
Redemptions	(3,406,213)	(59,334,868)	(565,273)	(8,373,600)	(98,323)	(2,357,032)	(118,711)	(2,353,815)
Net increase	10,158,841	161,192,128	2,673,534	41,286,557	252,799	6,191,520	13,334	309,693
Class B
Subscriptions	150,720	2,585,185	189,308	2,728,980	100,073	2,388,130	61,503	1,216,834
Proceeds received in connection with merger	3,265,239	51,112,688	63,132	950,545	—	—	—	—
Distributions reinvested	33,515	553,002	—	—	3,617	83,940	—	—
Redemptions	(1,922,237)	(32,857,952)	(267,694)	(3,839,600)	(78,229)	(1,836,358)	(70,619)	(1,352,521)
Net increase (decrease)	1,527,237	21,392,923	(15,254)	(160,075)	25,461	635,712	(9,116)	(135,687)
Class C
Subscriptions	82,654	1,438,606	26,606	389,968	99,459	2,379,553	15,372	305,772
Proceeds received in connection with merger	1,684,650	26,472,752	6,046	91,380	—	—	—	—
Distributions reinvested	14,227	235,742	—	—	380	8,826	—	—
Redemptions	(337,758)	(5,821,095)	(23,189)	(336,954)	(25,796)	(611,480)	(14,200)	(278,993)
Net increase	1,443,773	22,326,005	9,463	144,394	74,043	1,776,899	1,172	26,779
Class D
Subscriptions	2,566	43,597	3,721	53,487	390	8,872	776	14,660
Distributions reinvested	504	8,373	—	—	226	5,256	—	—
Redemptions	(9,681)	(171,234)	(13,060)	(187,460)	(4,369)	(102,165)	(16,346)	(318,047)
Net decrease	(6,611)	(119,264)	(9,339)	(133,973)	(3,753)	(88,037)	(15,570)	(303,387)
Class G
Subscriptions	2,248	38,693	1,434	20,898	1,190	27,930	802	15,464
Proceeds received in connection with merger	—	—	317,111	4,776,315	—	—	—	—
Distributions reinvested	2,530	41,730	—	—	436	10,076	—	—
Redemptions	(200,046)	(3,470,298)	(57,345)	(839,582)	(9,585)	(227,002)	(6,064)	(116,633)
Net increase (decrease)	(195,268)	(3,389,875)	261,200	3,957,631	(7,959)	(188,996)	(5,262)	(101,169)
Class R
Subscriptions	—	—	—	—	2,386	57,229	—	—
Redemptions	—	—	—	—	—	—	—	—
Net increase	—	—	—	—	2,386	57,229	—	—
Class T
Subscriptions	—	—	—	—	19,658	477,650	15,597	312,764
Distributions reinvested	—	—	—	—	15,447	367,640	—	—
Redemptions	—	—	—	—	(167,717)	(4,062,042)	(237,908)	(4,717,219)
Net decrease	—	—	—	—	(132,612)	(3,216,752)	(222,311)	(4,404,455)
Class Z
Subscriptions	3,053,495	53,473,236	11,577,399	169,031,615	3,481,879	86,368,809	3,792,797	75,115,004
Proceeds received in connection with merger	1,164,515	18,806,658	27,533,402	425,784,235	—	—	—	—
Distributions reinvested	345,288	5,838,832	61,891	916,609	356,875	8,582,853	—	—
Redemptions	(12,561,823)	(221,701,421)	(20,776,995)	(307,927,136)	(6,362,479)	(154,753,913)	(16,316,370)	(324,065,280)
Net increase (decrease)	(7,998,525)	(143,582,695)	18,395,697	287,805,323	(2,523,725)	(59,802,251)	(12,523,573)	(248,950,276)

(a) Class G shares were initially offered on March 18, 2005.

(b) Class R shares were initially offered on January 23, 2006.

(c) Classes A, B and C shares were initially offered on November 1, 2005.

See Accompanying Notes to Financial Statements.

	Small Cap Growth Fund I
	Year Ended August 31, 2006(c)		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	103,123	3,162,498	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	34	955	—	—
Redemptions	(9,541)	(285,650)	—	—
Net increase	93,616	2,877,803	—	—
Class B
Subscriptions	21,439	665,238	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	46	1,289	—	—
Redemptions	(4,190)	(123,321)	—	—
Net increase (decrease)	17,295	543,206	—	—
Class C
Subscriptions	14,855	459,002	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	11	328	—	—
Redemptions	(713)	(22,820)	—	—
Net increase	14,153	436,510	—	—
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class G
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class R
Subscriptions	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class T
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class Z
Subscriptions	2,578,762	80,594,892	1,826,694	44,583,055
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	223,903	6,340,943	—	—
Redemptions	(4,150,647)	(124,110,320)	(19,575,324)	(468,308,063)
Net increase (decrease)	(1,347,982)	(37,174,485)	(17,748,630)	(423,725,008)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Real Estate Equity Fund				Technology Fund
	Year Ended August 31, 2006		Year Ended August 31, 2005		Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	406,170	10,961,528	837,311	22,058,971	9,284,782	91,997,295	1,524,022	12,081,354
Distributions reinvested	230,523	5,795,348	163,062	4,273,318	99,164	928,177	—	—
Redemptions	(743,305)	(19,758,652)	(634,655)	(16,663,423)	(2,917,101)	(28,495,811)	(281,238)	(2,203,178)
Net increase (decrease)	(106,612)	(3,001,776)	365,718	9,668,866	6,466,845	64,429,661	1,242,784	9,878,176
Class B
Subscriptions	55,494	1,508,674	167,187	4,458,167	679,001	6,674,511	209,759	1,613,063
Distributions reinvested	59,456	1,492,970	43,178	1,134,109	19,481	178,643	—	—
Redemptions	(174,292)	(4,653,145)	(132,394)	(3,513,324)	(210,315)	(1,964,176)	(181,799)	(1,399,566)
Net increase (decrease)	(59,342)	(1,651,501)	77,971	2,078,952	488,167	4,888,978	27,960	213,497
Class C
Subscriptions	47,984	1,281,844	102,777	2,696,606	2,417,270	23,956,078	199,364	1,564,179
Distributions reinvested	23,120	580,099	12,459	327,172	15,776	144,978	—	—
Redemptions	(55,562)	(1,487,279)	(35,984)	(961,897)	(357,977)	(3,348,585)	(45,764)	(337,505)
Net increase	15,542	374,664	79,252	2,061,881	2,075,069	20,752,471	153,600	1,226,674
Class D
Subscriptions	1,317	34,220	5,615	154,473	162	1,578	189	1,409
Distributions reinvested	18,101	454,583	14,938	392,365	138	1,272	—	—
Redemptions	(47,702)	(1,296,509)	(26,025)	(701,268)	(92)	(887)	(929)	(7,079)
Net increase (decrease)	(28,284)	(807,706)	(5,472)	(154,430)	208	1,963	(740)	(5,670)
Class Z
Subscriptions	2,228,792	59,982,890	5,988,150	158,289,129	7,178,048	72,235,184	2,763,431	21,422,105
Distributions reinvested	3,067,505	77,048,903	3,174,740	83,157,572	349,850	3,302,585	—	—
Redemptions	(12,617,257)	(335,130,388)	(16,041,455)	(420,472,305)	(4,648,824)	(45,712,644)	(2,761,350)	(21,625,013)
Net increase (decrease)	(7,320,960)	(198,098,595)	(6,878,565)	(179,025,604)	2,879,074	29,825,125	2,081	(202,908)

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund
	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,927,245	40,285,610	3,503,422	69,841,011
Distributions reinvested	629,370	12,719,557	73,076	1,460,064
Redemptions	(2,520,791)	(52,743,966)	(1,012,041)	(20,387,801)
Net increase (decrease)	35,824	261,201	2,564,457	50,913,274
Class B
Subscriptions	453,077	9,349,459	1,402,288	27,555,529
Distributions reinvested	169,557	3,377,578	15,739	310,686
Redemptions	(516,974)	(10,584,904)	(266,308)	(5,272,198)
Net increase (decrease)	105,660	2,142,133	1,151,719	22,594,017
Class C
Subscriptions	576,305	11,877,513	1,185,138	23,122,317
Distributions reinvested	136,921	2,728,824	12,557	248,001
Redemptions	(488,203)	(10,023,576)	(130,193)	(2,596,010)
Net increase	225,023	4,582,761	1,067,502	20,774,308
Class D
Subscriptions	1,201	24,602	431	8,429
Distributions reinvested	1,587	31,620	318	6,281
Redemptions	(7,281)	(149,554)	(13,676)	(270,375)
Net increase (decrease)	(4,493)	(93,332)	(12,927)	(255,665)
Class Z
Subscriptions	2,016,913	42,353,109	3,419,506	68,011,658
Distributions reinvested	858,956	17,376,682	206,006	4,120,033
Redemptions	(7,037,088)	(147,257,231)	(5,826,486)	(116,546,677)
Net increase (decrease)	(4,161,219)	(87,527,440)	(2,200,974)	(44,414,986)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Balanced Fund				Oregon Intermediate Municipal Bond Fund
	Year Ended August 31, 2006		Year Ended August 31, 2005		Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	83,879	1,850,552	78,005	1,630,459	267,352	3,253,116	65,259	807,387
Distributions reinvested	2,728	59,984	2,421	50,125	7,222	88,108	6,390	79,331
Redemptions	(58,116)	(1,274,763)	(54,929)	(1,142,204)	(88,497)	(1,075,854)	(21,845)	(270,629)
Net increase (decrease)	28,491	635,773	25,497	538,380	186,077	2,265,370	49,804	616,089
Class B
Subscriptions	61,070	1,340,143	92,055	1,914,875	5,444	66,548	7,732	96,051
Distributions reinvested	3,339	73,387	3,941	81,752	1,433	17,497	1,677	20,819
Redemptions	(118,655)	(2,606,802)	(88,265)	(1,827,580)	(30,825)	(376,823)	(6,506)	(80,715)
Net increase (decrease)	(54,246)	(1,193,272)	7,731	169,047	(23,948)	(292,778)	2,903	36,155
Class C
Subscriptions	31,610	695,179	21,016	432,954	14,183	173,313	29,016	360,635
Distributions reinvested	449	9,866	399	8,303	1,205	14,707	814	10,104
Redemptions	(9,567)	(211,279)	(14,395)	(301,955)	(13,321)	(162,835)	(3,931)	(48,966)
Net increase (decrease)	22,492	493,766	7,020	139,302	2,067	25,185	25,899	321,773
Class D
Subscriptions	238	5,124	60	1,264	—	—	—	—
Distributions reinvested	100	2,200	158	3,261	1,279	15,623	1,550	19,245
Redemptions	(4,434)	(96,931)	(3,702)	(75,016)	(10,821)	(131,939)	(3,669)	(45,705)
Net decrease	(4,096)	(89,607)	(3,484)	(70,491)	(9,542)	(116,316)	(2,119)	(26,460)
Class Z
Subscriptions	747,580	16,482,201	1,751,820	36,254,816	1,692,884	20,710,082	2,480,673	30,813,256
Distributions reinvested	247,182	5,424,504	423,331	8,735,210	952,126	11,624,480	1,089,490	13,526,156
Redemptions	(4,769,871)	(104,952,179)	(12,705,031)	(263,899,189)	(4,538,678)	(55,440,782)	(5,480,491)	(68,059,325)
Net decrease	(3,775,109)	(83,045,474)	(10,529,880)	(218,909,163)	(1,893,668)	(23,106,220)	(1,910,328)	(23,719,913)

See Accompanying Notes to Financial Statements.

	Conservative High Yield Fund
	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,633,136	30,706,601	13,423,846	117,028,635
Distributions reinvested	1,475,174	12,410,179	2,065,131	17,948,131
Redemptions	(21,793,217)	(184,016,358)	(16,837,776)	(146,110,417)
Net increase (decrease)	(16,684,907)	(140,899,578)	(1,348,799)	(11,133,651)
Class B
Subscriptions	233,945	1,977,598	862,559	7,531,933
Distributions reinvested	350,287	2,944,311	389,458	3,385,348
Redemptions	(2,841,526)	(23,901,260)	(2,653,951)	(23,007,017)
Net increase (decrease)	(2,257,294)	(18,979,351)	(1,401,934)	(12,089,736)
Class C
Subscriptions	149,813	1,264,512	762,137	6,674,038
Distributions reinvested	57,564	483,809	71,725	623,538
Redemptions	(888,267)	(7,484,301)	(1,060,783)	(9,187,204)
Net increase (decrease)	(680,890)	(5,735,980)	(226,921)	(1,889,628)
Class D
Subscriptions	31,924	269,498	146,777	1,283,654
Distributions reinvested	193,235	1,625,051	265,523	2,309,840
Redemptions	(2,649,214)	(22,354,841)	(3,590,651)	(31,251,310)
Net decrease	(2,424,055)	(20,460,292)	(3,178,351)	(27,657,816)
Class Z
Subscriptions	15,822,759	133,488,837	32,414,551	282,996,586
Distributions reinvested	2,520,423	21,202,881	3,631,192	31,579,944
Redemptions	(46,067,304)	(388,356,280)	(47,950,763)	(415,983,291)
Net decrease	(27,724,122)	(233,664,562)	(11,905,020)	(101,406,761)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$15.76		$13.04		$11.34		$10.05		$10.04
Income From Investment Operations:
Net investment income (loss) (c)	0.26		0.25		0.01		0.04		(0.02)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	3.17		2.47		1.69		1.25		0.03
Total from investment operations	3.43		2.72		1.70		1.29		0.01
Less Distributions Declared to Shareholders:
From net investment income	(0.13)		—	(d)	—		—		—
From net realized gains	(0.17)		—		—		—		—
Total Distributions Declared to Shareholders	(0.30)		—	(d)	—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$18.89		$15.76		$13.04		$11.34		$10.05
Total return (e)	21.98	%(f)	20.89	%(f)	14.99	%(f)	12.84	%(g)	0.10	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.19%		1.25%		1.72%		1.90	%(i)	1.86	%(i)
Interest expense	—	%(j)	—		—		—		—
Expenses (h)	1.19%		1.25%		1.72%		1.90	%(i)	1.86	%(i)
Net investment income (loss) (h)	1.49%		1.71%		0.10%		0.61	%(i)	(0.39	)%(i)
Waiver/Reimbursement	0.08%		0.09%		0.09%		—		—
Portfolio turnover rate	95%		66%		90%		43	%(g)	96%
Net assets, end of period (in thousands)	$277,295		$71,270		$24,119		$21,664		$20,178

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$15.37		$12.81		$11.23		$10.02		$10.04
Income From Investment Operations:
Net investment income (loss) (c)	0.11		0.07		(0.09)		(0.03)		(0.05)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	3.14		2.49		1.67		1.24		0.03
Total from investment operations	3.25		2.56		1.58		1.21		(0.02)
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		—		—		—		—
From net realized gains	(0.17)		—		—		—		—
Total Distributions Declared to Shareholders	(0.18)		—		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$18.44		$15.37		$12.81		$11.23		$10.02
Total return (e)(f)	21.30%		19.98%		14.07%		12.08	%(g)	(0.20	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.94%		2.01%		2.50%		2.98	%(i)	3.64	%(i)
Interest expense	—	%(j)	—		—		—		—
Expenses (h)	1.94%		2.01%		2.50%		2.98	%(i)	3.64	%(i)
Net investment income (loss) (h)	0.62%		0.47%		(0.69)%		(0.47	)%(i)	(2.17	)%(i)
Waiver/Reimbursement	0.08%		0.10%		0.18%		0.11	%(i)	0.11	%(i)
Portfolio turnover rate	95%		66%		90%		43	%(g)	96%
Net assets, end of period (in thousands)	$42,585		$12,026		$10,221		$10,316		$10,920

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,
Class C Shares	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$15.43		$12.86	$12.27
Income From Investment Operations:
Net investment income (loss) (b)	0.13		0.07	(0.01)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	3.13		2.50	0.60
Total from investment operations	3.26		2.57	0.59
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		—	—
From net realized gains	(0.17)		—	—
Total Distributions Declared to Shareholders	(0.18)		—	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—	—
Net Asset Value, End of Period	$18.51		$15.43	$12.86
Total return (d)(e)	21.28%		19.98%	4.81	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.94%		2.01%	2.11	%(h)
Interest expense	—	%(i)	—	—
Expenses (g)	1.94%		2.01%	2.11	%(h)
Net investment income (loss) (g)	0.75%		0.46%	(0.05	)%(h)
Waiver/Reimbursement	0.08%		0.10%	0.35	%(h)
Portfolio turnover rate	95%		66%	90%
Net assets, end of period (in thousands)	$27,806		$904	$632

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class D Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$15.48		$12.91		$11.27		$10.02		$10.04
Income From Investment Operations:
Net investment income (loss) (c)	0.11		0.06		(0.04)		—	(d)	(0.04)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	3.16		2.51		1.68		1.25		0.02
Total from investment operations	3.27		2.57		1.64		1.25		(0.02)
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		—		—		—		—
From net realized gains	(0.17)		—		—		—		—
Total Distributions Declared to Shareholders	(0.18)		—		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$18.57		$15.48		$12.91		$11.27		$10.02
Total return (e)(f)	21.27%		19.91%		14.55%		12.48	%(g)	(0.20	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.94%		2.01%		2.10%		2.49	%(i)	3.48	%(i)
Interest expense	—	%(j)	—		—		—		—
Expenses (h)	1.94%		2.01%		2.10%		2.49	%(i)	3.48	%(i)
Net investment income (loss) (h)	0.66%		0.40%		(0.27)%		0.02	%(i)	(2.01	)%(i)
Waiver/Reimbursement	0.08%		0.10%		0.57%		0.75	%(i)	0.75	%(i)
Portfolio turnover rate	95%		66%		90%		43	%(g)	96%
Net assets, end of period (in thousands)	$765		$740		$738		$633		$542

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

Class G Shares	Year Ended August 31, 2006		Period Ended August 31, 2005 (a)
Net Asset Value, Beginning of Period	$15.37		$15.06
Income From Investment Operations:
Net investment income (b)	0.05		0.12
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	3.20		0.19
Total from investment operations	3.25		0.31
Less Distributions Declared to Shareholders:
From net investment income	(0.02)		—
From net realized gains	(0.17)		—
Total Distributions Declared to Shareholders	(0.19)		—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—
Net Asset Value, End of Period	$18.43		$15.37
Total return (d)(e)	21.29%		2.06	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.89%		1.93	%(h)
Interest expense	—	%(i)	—
Expenses (g)	1.89%		1.93	%(h)
Net investment income (g)	0.32%		0.81	%(h)
Waiver/Reimbursement	0.08%		0.08	%(h)
Portfolio turnover rate	95%		66%
Net assets, end of period (in thousands)	$1,215		$4,015

(a)  Class G shares were initially offered on March 18, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended August 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002 (b)		2001
Net Asset Value, Beginning of Period	$15.85		$13.14		$11.40		$10.05		$12.03		$14.77
Income From Investment Operations:
Net investment income (loss)	0.29	(c)	0.25	(c)	0.11	(c)	0.07	(c)	—	(c)(d)	0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	3.23		2.53		1.67		1.27		(1.94)		(2.74)
Total from investment operations	3.52		2.78		1.78		1.34		(1.94)		(2.73)
Less Distributions Declared to Shareholders:
From net investment income	(0.17)		(0.07)		(0.04)		—		(0.01)		(0.01)
From net realized gains	(0.17)		—		—		—		—		—
Return of capital	—		—		—		—		(0.03)		—
Total Distributions Declared to Shareholders	(0.34)		(0.07)		(0.04)		—		(0.04)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	0.01	(c)	—		—
Net Asset Value, End of Period	$19.03		$15.85		$13.14		$11.40		$10.05		$12.03
Total return (e)	22.45	%(f)	21.20	%(f)	15.65	%(f)	13.43	%(f)(g)	(16.10	)%(f)	(18.47)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	0.94%		1.00%		1.10%		1.47	%(i)	1.49%		1.56%
Interest expense	—	%(j)	—		—		—		—		—
Expenses (h)	0.94%		1.00%		1.10%		1.47	%(i)	1.49%		1.56%
Net investment income (loss) (h)	1.63%		1.71%		0.81%		1.03	%(i)	(0.02)%		0.06%
Waiver/Reimbursement	0.08%		0.10%		0.18%		0.12	%(i)	0.12%		—
Portfolio turnover rate	95%		66%		90%		43	%(g)	96%		130%
Net assets, end of period (in thousands)	$1,005,878		$964,495		$558,082		$248,718		$143,332		$135,626

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006	2005		2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$22.16	$16.99		$18.09	$14.77		$15.15
Income From Investment Operations:
Net investment loss (c)	(0.10)	(0.15)		(0.23)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.26	5.32		(0.87)	3.46		(0.36)
Total from investment operations	2.16	5.17		(1.10)	3.32		(0.38)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)	—		—	—		—
Net Asset Value, End of Period	$24.01	$22.16		$16.99	$18.09		$14.77
Total return (d)(e)	9.76%	30.43%		(6.08)%	22.48	%(f)	(2.51	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.21%	1.23%		1.53%	1.60	%(h)	1.49	%(h)
Interest expense	—	—	%(i)	—	—		—
Expenses (g)	1.21%	1.23%		1.53%	1.60	%(h)	1.49	%(h)
Net investment loss (g)	(0.43)%	(0.76)%		(1.21)%	(1.31	)%(h)	(1.22	)%(h)
Waiver/Reimbursement	0.01%	0.05%		0.02%	0.01	%(h)	0.01	%(h)
Portfolio turnover rate	67%	104%		139%	78	%(f)	88%
Net assets, end of period (in thousands)	$12,654	$6,078		$4,432	$4,525		$1,180

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006	2005		2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.69	$16.75		$17.98	$14.76		$15.15
Income From Investment Operations:
Net investment loss (c)	(0.28)	(0.30)		(0.36)	(0.22)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	5.24		(0.87)	3.44		(0.35)
Total from investment operations	1.94	4.94		(1.23)	3.22		(0.39)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)	—		—	—		—
Net Asset Value, End of Period	$23.32	$21.69		$16.75	$17.98		$14.76
Total return (d)(e)	8.95%	29.49%		(6.84)%	21.82	%(f)	(2.57	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.96%	1.98%		2.29%	2.36	%(h)	2.32	%(h)
Interest expense	—	—	%(i)	—	—		—
Expenses (g)	1.96%	1.98%		2.29%	2.36	%(h)	2.32	%(h)
Net investment loss (g)	(1.19)%	(1.51)%		(1.97)%	(2.06	)%(h)	(2.05	)%(h)
Waiver/Reimbursement	0.01%	0.05%		0.10%	0.12	%(h)	0.12	%(h)
Portfolio turnover rate	67%	104%		139%	78	%(f)	88%
Net assets, end of period (in thousands)	$7,452	$6,377		$5,079	$4,242		$3,383

(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,
Class C Shares	2006	2005		2004 (a)
Net Asset Value, Beginning of Period	$21.74	$16.79		$17.88
Income From Investment Operations:
Net investment loss (b)	(0.28)	(0.30)		(0.30)
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	5.25		(0.79)
Total from investment operations	1.94	4.95		(1.09)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)	—		—
Net Asset Value, End of Period	$23.37	$21.74		$16.79
Total return (c)(d)	8.93%	29.48%		(6.10	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	1.96%	1.98%		2.18	%(g)
Interest expense	—	—	%(h)	—
Expenses (f)	1.96%	1.98%		2.18	%(g)
Net investment loss (f)	(1.16)%	(1.52)%		(1.83	)%(g)
Waiver/Reimbursement	0.01%	0.05%		0.08	%(g)
Portfolio turnover rate	67%	104%		139%
Net assets, end of period (in thousands)	$2,454	$674		$501

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class D Shares	2006	2005		2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.71	$16.77		$17.98	$14.76		$15.15
Income From Investment Operations:
Net investment loss (c)	(0.28)	(0.30)		(0.34)	(0.21)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	5.24		(0.87)	3.43		(0.35)
Total from investment operations	1.94	4.94		(1.21)	3.22		(0.39)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)	—		—	—		—
Net Asset Value, End of Period	$23.34	$21.71		$16.77	$17.98		$14.76
Total return (d)(e)	8.94%	29.46%		(6.73)%	21.82	%(f)	(2.57	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.96%	1.98%		2.19%	2.27	%(h)	2.32	%(h)
Interest expense	—	—	%(i)	—	—		—
Expenses (g)	1.96%	1.98%		2.19%	2.27	%(h)	2.32	%(h)
Net investment loss (g)	(1.20)%	(1.54)%		(1.87)%	(1.97	)%(h)	(2.05	)%(h)
Waiver/Reimbursement	0.01%	0.05%		0.08%	0.09	%(h)	0.09	%(h)
Portfolio turnover rate	67%	104%		139%	78	%(f)	88%
Net assets, end of period (in thousands)	$383	$438		$599	$737		$433

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class G Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.63		$16.70		$17.98		$14.77		$15.15
Income From Investment Operations:
Net investment loss (c)	(0.27)		(0.29)		(0.41)		(0.23)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.22		5.22		(0.87)		3.44		(0.34)
Total from investment operations	1.95		4.93		(1.28)		3.21		(0.38)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)		—		—		—		—
Net Asset Value, End of Period	$23.27		$21.63		$16.70		$17.98		$14.77
Total return (d)	9.02	%(e)	29.52	%(e)	(7.12	)%(e)	21.73	%(f)	(2.51	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.91%		1.93%		2.57%		2.47	%(h)	2.35	%(h)
Interest expense	—		—	%(i)	—		—		—
Expenses (g)	1.91%		1.93%		2.57%		2.47	%(h)	2.35	%(h)
Net investment loss (g)	(1.15)%		(1.47)%		(2.25)%		(2.17	)%(h)	(2.08	)%(h)
Waiver/Reimbursement	0.01%		0.05%		0.01%		—		—
Portfolio turnover rate	67%		104%		139%		78	%(f)	88%
Net assets, end of period (in thousands)	$593		$724		$647		$806		$753

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout the period as follows:

Class R Shares	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$24.44
Income From Investment Operations:
Net investment loss (b)	(0.10)
Net realized and unrealized loss on investments and foreign currency	(0.37)
Total from investment operations	(0.47)
Net Asset Value, End of Period	$23.97
Total return	(1.92	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)	1.47	%(e)
Net investment loss (d)	(0.66	)%(e)
Portfolio turnover rate	67%
Net assets, end of period (in thousands)	$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Not annualized.

(d)  The benefits derived from custody credits had an impact of less than 0.01%.

(e)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class T Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$22.20		$17.03		$18.12		$14.79		$15.15
Income From Investment Operations:
Net investment loss (c)	(0.12)		(0.16)		(0.22)		(0.12)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.27		5.33		(0.87)		3.45		(0.34)
Total from investment operations	2.15		5.17		(1.09)		3.33		(0.36)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)		—		—		—		—
Net Asset Value, End of Period	$24.04		$22.20		$17.03		$18.12		$14.79
Total return (d)	9.70	%(e)	30.36	%(e)	(6.02	)%(e)	22.52	%(f)	(2.38	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.26%		1.28%		1.50%		1.46	%(h)	1.45	%(h)
Interest expense	—		—	%(i)	—		—		—
Expenses (g)	1.26%		1.28%		1.50%		1.46	%(h)	1.45	%(h)
Net investment loss (g)	(0.50)%		(0.82)%		(1.19)%		(1.16	)%(h)	(1.18	)%(h)
Waiver/Reimbursement	0.01%		0.05%		0.01%		—		—
Portfolio turnover rate	67%		104%		139%		78	%(f)	88%
Net assets, end of period (in thousands)	$27,101		$27,969		$25,236		$29,920		$25,966

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002 (b)		2001
Net Asset Value, Beginning of Period	$22.41		$17.14		$18.17		$14.79		$19.60		$25.99
Income From Investment Operations:
Net investment loss	(0.05	)(c)	(0.10	)(c)	(0.14	)(c)	(0.08	)(c)	(0.13	)(c)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	2.30		5.37		(0.89)		3.46		(4.68)		(5.35)
Total from investment operations	2.25		5.27		(1.03)		3.38		(4.81)		(5.46)
Less Distributions Declared to Shareholders:
From net realized gains	(0.31)		—		—		—		—		(0.93)
Net Asset Value, End of Period	$24.35		$22.41		$17.14		$18.17		$14.79		$19.60
Total return (d)	10.06	%(e)	30.75	%(e)	(5.67	)%(e)	22.85	%(e)(f)	(24.54	)%(e)	(20.98)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	0.96%		0.98%		1.07%		1.09	%(h)	1.12%		1.08%
Interest expense	—		—	%(i)	—		—		—		—
Expenses (g)	0.96%		0.98%		1.07%		1.09	%(h)	1.12%		1.08%
Net investment loss (g)	(0.20)%		(0.52)%		(0.75)%		(0.80	)%(h)	(0.85)%		(0.49)%
Waiver/Reimbursement	0.01%		0.05%		0.05%		0.05	%(h)	0.05%		—
Portfolio turnover rate	67%		104%		139%		78	%(f)	88%		186%
Net assets, end of period (in thousands)	$807,089		$799,505		$825,988		$998,943		$807,342		$786,071

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout the period as follows:

Class A Shares	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$27.47
Income From Investment Operations:
Net investment loss (b)	(0.30)
Net realized and unrealized gain on investments and foreign currency	4.01
Total from investment operations	3.71
Less Distributions Declared to Shareholders:
From net realized gains	(0.89)
Net Asset Value, End of Period	$30.29
Total return (c)(d)	13.73%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)(f)	1.46%
Interest expense (f)(g)	—%
Expenses (e)(f)	1.46%
Net investment loss (e)(f)	(1.15)%
Portfolio turnover rate	109%
Net assets, end of period (in thousands)	$2,836

(a)  Class A shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent defered sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout the period as follows:

Class B Shares	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$27.47
Income From Investment Operations:
Net investment loss (b)	(0.50)
Net realized and unrealized gain on investments and foreign currency	4.06
Total from investment operations	3.56
Less Distributions Declared to Shareholders:
From net realized gains	(0.89)
Net Asset Value, End of Period	$30.14
Total return (c)(d)	13.17%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)(f)	2.21%
Interest expense (f)(g)	—%
Expenses (e)(f)	2.21%
Net investment loss (e)(f)	(1.92)%
Portfolio turnover rate	109%
Net assets, end of period (in thousands)	$521

(a)  Class B shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout the period as follows:

Class C Shares	Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$27.47
Income From Investment Operations:
Net investment loss (b)	(0.49)
Net realized and unrealized gain on investments and foreign currency	4.05
Total from investment operations	3.56
Less Distributions Declared to Shareholders:
From net realized gains	(0.89)
Net Asset Value, End of Period	$30.14
Total return (c)(d)	13.17%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (e)(f)	2.21%
Interest expense (f)(g)	—%
Expenses (e)(f)	2.21%
Net investment loss (e)(f)	(1.92)%
Portfolio turnover rate	109%
Net assets, end of period (in thousands)	$427

(a)  Class C shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002 (b)		2001
Net Asset Value, Beginning of Period	$27.80		$21.32		$21.62		$16.30		$22.20		$25.87
Income From Investment Operations:
Net investment loss	(0.29	)(c)	(0.24	)(c)	(0.24	)(c)	(0.13	)(c)	(0.17	)(c)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	3.74		6.72		(0.06)		5.45		(5.73)		(3.54)
Total from investment operations	3.45		6.48		(0.30)		5.32		(5.90)		(3.67)
Less Distributions Declared to Shareholders:
From net realized gains	(0.89)		—		—		—		—		—
Net Asset Value, End of Period	$30.36		$27.80		$21.32		$21.62		$16.30		$22.20
Total return (d)	12.64	%(e)	30.39	%(f)	(1.39)%		32.64	%(g)	(26.58)%		(14.19)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.20%		1.16%		1.18%		1.28	%(i)	1.24%		1.23%
Interest expense	—	%(j)	—	%(j)	—		—		—		—
Expenses (h)	1.20%		1.16%		1.18%		1.28	%(i)	1.24%		1.23%
Net investment loss (h)	(0.96)%		(0.99)%		(1.01)%		(1.09	)%(i)	(0.90)%		(0.71)%
Waiver	—	%(j)	—		—		—		—		—
Portfolio turnover rate	109%		114%		118%		79	%(g)	109%		129%
Net assets, end of period (in thousands)	$193,493		$214,659		$543,016		$637,616		$493,031		$617,966

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.84		$25.59	$21.04	$17.80		$17.01
Income From Investment Operations:
Net investment income (c)	0.39		0.79 (d)	0.77	0.36	(e)	0.26
Net realized and unrealized gain on investments	4.90		4.73	4.67	3.11	(e)	0.78
Total from investment operations	5.29		5.52	5.44	3.47		1.04
Less Distributions Declared to Shareholders:
From net investment income	(0.78)		(0.75)	(0.70)	(0.23)		(0.25)
From net realized gains	(3.28)		(2.52)	(0.19)	—		—
Total Distributions Declared to Shareholders	(4.06)		(3.27)	(0.89)	(0.23)		(0.25)
Net Asset Value, End of Period	$29.07		$27.84	$25.59	$21.04		$17.80
Total return (f)	21.66%		22.65%	26.42%	19.62	%(g)	6.10	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Interest expense	—	%(j)	—	—	—		—
Expenses (h)	1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Net investment income (h)	1.45%		2.98%	3.27%	2.70	%(e)(i)	4.81	%(i)
Portfolio turnover rate	10%		10%	28%	33	%(g)	53%
Net assets, end of period (in thousands)	$44,685		$45,756	$32,703	$12,364		$905

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.85		$25.60	$21.03	$17.82		$17.01
Income From Investment Operations:
Net investment income (c)	0.19		0.60 (d)	0.58	0.24	(e)	0.22
Net realized and unrealized gain on investments	4.90		4.73	4.70	3.12	(e)	0.81
Total from investment operations	5.09		5.33	5.28	3.36		1.03
Less Distributions Declared to Shareholders:
From net investment income	(0.57)		(0.56)	(0.52)	(0.15)		(0.22)
From net realized gains	(3.28)		(2.52)	(0.19)	—		—
Total Distributions Declared to Shareholders	(3.85)		(3.08)	(0.71)	(0.15)		(0.22)
Net Asset Value, End of Period	$29.09		$27.85	$25.60	$21.03		$17.82
Total return (f)	20.78%		21.74%	25.53%	18.97	%(g)	6.09	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Interest expense	—	%(j)	—	—	—		—
Expenses (h)	1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Net investment income (h)	0.72%		2.26%	2.47%	1.86	%(e)(i)	4.06	%(i)
Portfolio turnover rate	10%		10%	28%	33	%(g)	53%
Net assets, end of period (in thousands)	$13,309		$14,393	$11,234	$4,776		$1,074

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,
Class C Shares	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$27.83		$25.58	$21.99
Income From Investment Operations:
Net investment income (b)	0.18		0.55 (c)	0.41
Net realized and unrealized gain on investments	4.90		4.78	3.72
Total from investment operations	5.08		5.33	4.13
Less Distributions Declared to Shareholders:
From net investment income	(0.57)		(0.56)	(0.35)
From net realized gains	(3.28)		(2.52)	(0.19)
Total Distributions Declared to Shareholders	(3.85)		(3.08)	(0.54)
Net Asset Value, End of Period	$29.06		$27.83	$25.58
Total return (d)	20.75%		21.75%	18.99	%(e)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	1.94%		1.93%	1.95	%(g)
Interest expense	—	%(h)	—	—
Expenses (f)	1.94%		1.93%	1.95	%(g)
Net investment income (f)	0.66%		2.08%	1.93	%(g)
Portfolio turnover rate	10%		10%	28%
Net assets, end of period (in thousands)	$5,486		$4,821	$2,404

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class D Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.84		$25.59	$21.03	$17.82		$17.01
Income From Investment Operations:
Net investment income (c)	0.20		0.60 (d)	0.65	0.27	(e)	0.21
Net realized and unrealized gain on investments	4.89		4.73	4.63	3.10	(e)	0.82
Total from investment operations	5.09		5.33	5.28	3.37		1.03
Less Distributions Declared to Shareholders:
From net investment income	(0.57)		(0.56)	(0.53)	(0.16)		(0.22)
From net realized gains	(3.28)		(2.52)	(0.19)	—		—
Total Distributions Declared to Shareholders	(3.85)		(3.08)	(0.72)	(0.16)		(0.22)
Net Asset Value, End of Period	$29.08		$27.84	$25.59	$21.03		$17.82
Total return (f)	20.78%		21.75%	25.55%	18.99	%(g)	6.09	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.94%		1.93%	1.96%	2.30	%(i)	2.18	%(i)
Interest expense	—	%(j)	—	—	—		—
Expenses (h)	1.94%		1.93%	1.96%	2.30	%(i)	2.18	%(i)
Net investment income (h)	0.73%		2.28%	2.81%	2.02	%(e)(i)	4.06	%(i)
Portfolio turnover rate	10%		10%	28%	33	%(g)	53%
Net assets, end of period (in thousands)	$3,630		$4,263	$4,059	$3,466		$365

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,					Period Ended August 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004	2003 (a)		2002 (b)	2001
Net Asset Value, Beginning of Period	$27.86		$25.60		$21.06	$17.81		$18.04	$17.89
Income From Investment Operations:
Net investment income	0.48	(c)	0.90	(c)(d)	0.88 (c)	0.39	(c)(e)	0.82 (c)	0.79
Net realized and unrealized gain (loss) on investments	4.88		4.70		4.62	3.14	(e)	(0.25)	0.15
Total from investment operations	5.36		5.60		5.50	3.53		0.57	0.94
Less Distributions Declared to Shareholders:
From net investment income	(0.84)		(0.82)		(0.77)	(0.28)		(0.71)	(0.72)
From net realized gains	(3.28)		(2.52)		(0.19)	—		(0.09)	(0.07)
Total Distributions Declared to Shareholders	(4.12)		(3.34)		(0.96)	(0.28)		(0.80)	(0.79)
Net Asset Value, End of Period	$29.10		$27.86		$25.60	$21.06		$17.81	$18.04
Total return (f)	21.99%		22.99%		26.72%	20.01	%(g)	3.12%	5.41%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	0.94%		0.93%		0.97%	1.08	%(i)	0.94%	0.95%
Interest expense	—	%(j)	—		—	—		—	—
Expenses (h)	0.94%		0.93%		0.97%	1.08	%(i)	0.94%	0.95%
Net investment income (h)	1.78%		3.40%		3.78%	3.09	%(e)(i)	5.30%	4.65%
Portfolio turnover rate	10%		10%		28%	33	%(g)	53%	41%
Net assets, end of period (in thousands)	$578,899		$758,147		$872,924	$884,747		$774,646	$621,590

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.77		$6.50	$5.91	$3.79		$3.82
Income From Investment Operations:
Net investment loss (c)	(0.09)		(0.04)	(0.11)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments, futures contracts and written options	1.21		2.31	0.70	2.16		(0.02)
Total from investment operations	1.12		2.27	0.59	2.12		(0.03)
Less Distributions Declared to Shareholders:
From net realized gains	(0.56)		—	—	—		—
Net Asset Value, End of Period	$9.33		$8.77	$6.50	$5.91		$3.79
Total return (d)(e)	12.78%		34.92%	9.98%	55.94	%(f)	(0.79	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.45%		1.85%	1.90%	1.90	%(h)	1.76	%(h)
Interest expense	—	%(i)	—	—	—		—
Expenses (g)	1.45%		1.85%	1.90%	1.90	%(h)	1.76	%(h)
Net investment loss (g)	(0.95)%		(1.47)%	(1.51)%	(1.35	)%(h)	(1.35	)%(h)
Waiver/Reimbursement	—	%(i)	0.06%	0.53%	3.06	%(h)	1.24	%(h)
Portfolio turnover rate	350%		328%	488%	523	%(f)	512%
Net assets, end of period (in thousands)	$75,996		$14,696	$2,818	$376		$1

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.57		$6.40	$5.86	$3.78		$3.82
Income From Investment Operations:
Net investment loss (c)	(0.16)		(0.17)	(0.16)	(0.07)		(0.01)
Net realized and unrealized gain (loss) on investments, futures contracts and written options	1.19		2.34	0.70	2.15		(0.03)
Total from investment operations	1.03		2.17	0.54	2.08		(0.04)
Less Distributions Declared to Shareholders:
From net realized gains	(0.50)		—	—	—		—
Net Asset Value, End of Period	$9.10		$8.57	$6.40	$5.86		$3.78
Total return (d)(e)	11.98%		33.91%	9.22%	55.03	%(f)	(1.05	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	2.20%		2.60%	2.65%	2.65	%(h)	2.51	%(h)
Interest expense	—	%(i)	—	—	—		—
Expenses (g)	2.20%		2.60%	2.65%	2.65	%(h)	2.51	%(h)
Net investment loss (g)	(1.70)%		(2.29)%	(2.30)%	(2.11	)%(h)	(2.10	)%(h)
Waiver/Reimbursement	—	%(i)	0.06%	0.48%	2.40	%(h)	1.24	%(h)
Portfolio turnover rate	350%		328%	488%	523	%(f)	512%
Net assets, end of period (in thousands)	$7,823		$3,183	$2,200	$1,246		$7

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31
Class C Shares	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$8.59		$6.41	$6.48
Income From Investment Operations:
Net investment loss (b)	(0.16)		(0.17)	(0.14)
Net realized and unrealized gain on investments, futures contracts and written options	1.19		2.35	0.07
Total from investment operations	1.03		2.18	(0.07)
Less Distributions Declared to Shareholders:
From net realized gains	(0.50)		—	—
Net Asset Value, End of Period	$9.12		$8.59	$6.41
Total return (c)(d)	11.95%		34.01%	(1.08	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	2.20%		2.60%	2.65	%(g)
Interest expense	—	%(h)		—
Expenses (f)	2.20%		2.60%	2.65	%(g)
Net investment loss (f)	(1.70)%		(2.23)%	(2.18	)%(g)
Waiver/Reimbursement	—	%(h)	0.06%	0.68	%(g)
Portfolio turnover rate	350%		328%	488%
Net assets, end of period (in thousands)	$21,018		$1,972	$488

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class D Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.62		$6.43	$5.88	$3.78		$3.82
Income From Investment Operations:
Net investment loss (c)	(0.16)		(0.18)	(0.16)	(0.07)		(0.01)
Net realized and unrealized gain (loss) on investments, futures contracts and written options	1.19		2.37	0.71	2.17		(0.03)
Total from investment operations	1.03		2.19	0.55	2.10		(0.04)
Less Distributions Declared to Shareholders:
From net realized gains	(0.50)		—	—	—		—
Net Asset Value, End of Period	$9.15		$8.62	$6.43	$5.88		$3.78
Total return (d)(e)	11.90%		34.06%	9.35%	55.56	%(f)	(1.05	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	2.20%		2.60%	2.65%	2.65	%(h)	2.51	%(h)
Interest expense	—	%(i)	—	—	—		—
Expenses (g)	2.20%		2.60%	2.65%	2.65	%(h)	2.51	%(h)
Net investment loss (g)	(1.72)%		(2.30)%	(2.31)%	(2.13	)%(h)	(2.10	)%(h)
Waiver/Reimbursement	—	%(i)	0.06%	0.77%	4.00	%(h)	1.24	%(h)
Portfolio turnover rate	350%		328%	488%	523	%(f)	512%
Net assets, end of period (in thousands)	$26		$22	$21	$15		$1

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002 (b)		2001
Net Asset Value, Beginning of Period	$8.86		$6.55		$5.93		$3.79		$6.13		$8.63
Income From Investment Operations:
Net investment loss	(0.07	)(c)	(0.10	)(c)	(0.09	)(c)	(0.04	)(c)	(0.06	)(c)	(0.08)
Net realized and unrealized gain (loss) on investments, futures contracts and written options	1.22		2.41		0.71		2.18		(2.28)		(2.42)
Total from investment operations	1.15		2.31		0.62		2.14		(2.34)		(2.50)
Less Distributions Declared to Shareholders:
From net realized gains	(0.58)		—		—		—		—		—
Net Asset Value, End of Period	$9.43		$8.86		$6.55		$5.93		$3.79		$6.13
Total return (d)(e)	13.01%		35.27%		10.46%		56.46	%(f)	(38.17)%		(28.97)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (g)	1.20%		1.60%		1.65%		1.65	%(h)	1.65%		1.69%
Interest expense	—	%(i)	—		—		—		—		—
Expenses (g)	1.20%		1.60%		1.65%		1.65	%(h)	1.65%		1.69%
Net investment income (loss) (g)	(0.71)%		(1.29)%		(1.30)%		(1.19	)%(h)	(1.24)%		(1.26)%
Waiver/Reimbursement	—	%(i)	0.06%		0.53%		2.73	%(h)	1.33%		1.13%
Portfolio turnover rate	350%		328%		488%		523	%(f)	512%		413%
Net assets, end of period (in thousands)	$70,767		$40,947		$30,268		$19,663		$8,055		$10,385

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.21		$18.37		$15.95		$13.13		$12.72
Income From Investment Operations:
Net investment income (c)	0.13		0.01		0.03		0.06		0.01
Net realized and unrealized gain on investments and foreign currency	1.54		3.08		2.46		2.76		0.40
Total from investment operations	1.67		3.09		2.49		2.82		0.41
Less Distributions Declared to Shareholders:
From net investment income	(0.14)		(0.03)		(0.07)		—		—
From net realized gains	(1.52)		(0.22)		—		—		—
Total Distributions Declared to Shareholders	(1.66)		(0.25)		(0.07)		—		—
Net Asset Value, End of Period	$21.22		$21.21		$18.37		$15.95		$13.13
Total return (d)	8.26	%(e)	16.88	%(e)	15.64	%(e)	21.48	%(f)	3.22	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.24%		1.24%		1.27%		1.30	%(h)	1.21	%(h)
Net investment income (g)	0.65%		0.64%		0.19%		0.60	%(h)	0.64	%(h)
Waiver/Reimbursement	0.01%		0.03%		0.01%		—		—
Portfolio turnover rate	82%		80%		106%		68	%(f)	188%
Net assets, end of period (in thousands)	$170,201		$169,340		$99,608		$60,112		$53,526

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%..

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,		Period Ended December 31,
Class B Shares	2006	2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.84	$18.17	$15.82	$13.10		$12.72
Income From Investment Operations:
Net investment loss (c)	(0.02)	— (d)	(0.10)	(0.03)		(0.01)
Net realized and unrealized gain on investments and foreign currency	1.51	2.89	2.45	2.75		0.39
Total from investment operations	1.49	2.89	2.35	2.72		0.38
Less Distributions Declared to Shareholders:
From net realized gains	(1.52)	(0.22)	—	—		—
Net Asset Value, End of Period	$20.81	$20.84	$18.17	$15.82		$13.10
Total return (e)(f)	7.47%	15.97%	14.85%	20.76	%(g)	2.99	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	1.99%	1.99%	2.02%	2.22	%(i)	2.36	%(i)
Net investment loss (h)	(0.10)%	(0.09)%	(0.57)%	(0.33	)%(i)	(0.51	)%(i)
Waiver/Reimbursement	0.01%	0.03%	0.14%	0.23	%(i)	0.23	%(i)
Portfolio turnover rate	82%	80%	106%	68	%(g)	188
Net assets, end of period (in thousands)	$51,446	$49,318	$22,071	$3,398		$2,350

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,		Period Ended August 31,
Class C Shares	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$20.85	$18.18	$16.42
Income From Investment Operations:
Net investment loss (b)	(0.02)	— (c)	(0.09)
Net realized and unrealized gain on investments and foreign currency	1.51	2.89	1.85
Total from investment operations	1.49	2.89	1.76
Less Distributions Declared to Shareholders:
From net realized gains	(1.52)	(0.22)	—
Net Asset Value, End of Period	$20.82	$20.85	$18.18
Total return (d)(e)	7.46%	15.96%	10.72	%(f)
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	1.99%	1.99%	2.05	%(h)
Net investment loss (g)	(0.10)%	(0.09)%	(0.57	)%(h)
Waiver/Reimbursement	0.01%	0.03%	0.07	%(h)
Portfolio turnover rate	82%	80%	106%
Net assets, end of period (in thousands)	$43,881	$39,253	$14,821

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,		Period Ended December 31,
Class D Shares	2006	2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.84	$18.17	$15.81	$13.11		$12.72
Income From Investment Operations:
Net investment loss (c)	(0.02)	— (d)	(0.08)	(0.05)		(0.01)
Net realized and unrealized gain on investments and foreign currency	1.50	2.89	2.44	2.75		0.40
Total from investment operations	1.48	2.89	2.36	2.70		0.39
Less Distributions Declared to Shareholders:
From net realized gains	(1.52)	(0.22)	—	—		—
Net Asset Value, End of Period	$20.80	$20.84	$18.17	$15.81		$13.11
Total return (e)(f)	7.42%	15.97%	14.93%	20.59	%(g)	3.07	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	1.99%	1.99%	1.94%	2.34	%(i)	2.28	%(i)
Net investment loss (h)	(0.10)%	(0.14)%	(0.48)%	(0.48	)%(i)	(0.43	)%(i)
Waiver/Reimbursement	0.01%	0.03%	0.12%	0.15	%(i)	0.15	%(i)
Portfolio turnover rate	82%	80%	106%	68	%(g)	188%
Net assets, end of period (in thousands)	$431	$525	$693	$704		$355

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a fund share outstanding throughout each period as follows:

							Perio
							Ended
	Year Ended August 31,						August 31,		Year Ende December 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002 (b)		2001
Net Asset Value, Beginning of Period	$21.27		$18.42		$15.98		$13.14		$14.52		$11.23
Income From Investment Operations:
Net investment income	0.18	(c)	0.01	(c)	0.08	(c)	0.08	(c)	0.10	(c)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.54		3.13		2.47		2.76		(1.35)		3.29
Total from investment operations	1.72		3.14		2.55		2.84		(1.25)		3.34
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.07)		(0.11)		—		(0.11)		(0.05)
From net realized gains	(1.52)		(0.22)		—		—		(0.02)		—
Total Distributions Declared to Shareholders	(1.71)		(0.29)		(0.11)		—		(0.13)		(0.05)
Net Asset Value, End of Period	$21.28		$21.27		$18.42		$15.98		$13.14		$14.52
Total return (d)	8.50	%(e)	17.16	%(e)	15.98	%(e)	21.61	%(e)(f)	(8.56	)%(e)	29.76%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	0.99%		0.99%		1.02%		1.08	%(h)	1.23%		1.13%
Net investment income (g)	0.89%		0.86%		0.44%		0.82	%(h)	0.62%		0.71%
Waiver/Reimbursement	0.01%		0.03%		0.03%		0.03	%(h)	0.03%		—
Portfolio turnover rate	82%		80%		106%		68	%(f)	188%		278%
Net assets, end of period (in thousands)	$179,027		$267,380		$272,178		$227,454		$209,610		$139,504

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.75		$19.86	$19.18	$17.52		$17.58
Income From Investment Operations:
Net investment income (c)	0.38		0.02 (d)	0.29	0.16		0.03
Net realized and unrealized gain on investments and futures contracts	0.78		2.28	0.67	1.64		—	(e)
Total from investment operations	1.16		2.30	0.96	1.80		0.03
Less Distributions Declared to Shareholders:
From net investment income	(0.40)		(0.41)	(0.28)	(0.14)		(0.09)
Net Asset Value, End of Period	$22.51		$21.75	$19.86	$19.18		$17.52
Total return (f)	5.40	%(g)	11.72%	4.99%	10.35	%(h)	0.19	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Interest expense	—	%(k)	—	—	—		—
Expenses (i)	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Net investment income (i)	1.71%		1.80%	1.45%	1.32	%(j)	2.03	%(j)
Waiver/Reimbursement	0.01%		—	—	—		—
Portfolio turnover rate	59%		63%	158%	110	%(h)	98%
Net assets, end of period (in thousands)	$4,137		$3,378	$2,577	$670		$146

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.72		$19.83	$19.16	$17.52		$17.58
Income From Investment Operations:
Net investment income (c)	0.21		0.01 (d)	0.14	0.07		0.02
Net realized and unrealized gain (loss) on investments and futures contracts	0.78		2.14	0.66	1.65		(0.01)
Total from investment operations	0.99		2.15	0.80	1.72		0.01
Less Distributions Declared to Shareholders:
From net investment income	(0.24)		(0.26)	(0.13)	(0.08)		(0.07)
Net Asset Value, End of Period	$22.47		$21.72	$19.83	$19.16		$17.52
Total return (e)	4.57	%(f)	10.91%	4.17%	9.83	%(g)	0.06	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Interest expense	—	%(j)	—	—	—		—
Expenses (h)	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Net investment income (h)	0.95%		1.07%	0.71%	0.59	%(i)	1.28	%(i)
Waiver/Reimbursement	0.01%		—	—	—		—
Portfolio turnover rate	59%		63%	158%	110	%(g)	98%
Net assets, end of period (in thousands)	$7,213		$8,149	$7,286	$3,349		$608

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,
Class C Shares	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$21.72		$19.83	$19.59
Income From Investment Operations:
Net investment income (b)	0.21		0.01 (c)	0.13
Net realized and unrealized gain on investments and futures contracts	0.79		2.14	0.23
Total from investment operations	1.00		2.15	0.36
Less Distributions Declared to Shareholders:
From net investment income	(0.24)		(0.26)	(0.12)
Net Asset Value, End of Period	$22.48		$21.72	$19.83
Total return (d)	4.62	%(e)	10.91%	1.82	%(f)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.73%		1.77%	1.80	%(h)
Interest expense	—	%(i)	—	—
Expenses (g)	1.73%		1.77%	1.80	%(h)
Net investment income (g)	0.98%		1.06%	0.72	%(h)
Waiver/Reimbursement	0.01%		—	—
Portfolio turnover rate	59%		63%	158	%(f)
Net assets, end of period (in thousands)	$1,491		$952	$730

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class D Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.72		$19.82	$19.17	$17.51		$17.58
Income From Investment Operations:
Net investment income (c)	0.21		0.01 (d)	0.15	0.11		0.02
Net realized and unrealized gain (loss) on investments and futures contracts	0.78		2.15	0.65	1.64		(0.02)
Total from investment operations	0.99		2.16	0.80	1.75		—
Less Distributions Declared to Shareholders:
From net investment income	(0.24)		(0.26)	(0.15)	(0.09)		(0.07)
Net Asset Value, End of Period	$22.47		$21.72	$19.82	$19.17		$17.51
Total return (e)	4.57	%(f)	10.97%	4.14%	10.01	%(g)	0.01	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (h)	1.73%		1.77%	1.77%	1.87	%(i)	1.92	%(i)
Interest expense	—	%(j)	—	—	—		—
Expenses (h)	1.73%		1.77%	1.77%	1.87	%(i)	1.92	%(i)
Net investment income (h)	0.95%		1.07%	0.74%	0.89	%(i)	1.28	%(i)
Waiver/Reimbursement	0.01%		—	—	—		—
Portfolio turnover rate	59%		63%	158%	110	%(g)	98%
Net assets, end of period (in thousands)	$239		$320	$361	$770		$446

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a fund share outstanding throughout each period as follows:

						Period
						Ended
	Year Ended August 31,					August 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004	2003 (a)		2002 (b)	2001
Net Asset Value, Beginning of Period	$21.74		$19.84		$19.19	$17.51		$20.67	$22.96
Income From Investment Operations:
Net investment income	0.43		0.01	(c)(d)	0.35 (c)	0.24	(c)	0.47 (c)	0.57	(e)
Net realized and unrealized gain (loss) on investments and futures contracts	0.79		2.36		0.66	1.64		(3.13)	(2.27	)(e)
Total from investment operations	1.22		2.37		1.01	1.88		(2.66)	(1.70)
Less Distributions Declared to Shareholders:
From net investment income	(0.46)		(0.47)		(0.36)	(0.20)		(0.50)	(0.59)
Net Asset Value, End of Period	$22.50		$21.74		$19.84	$19.19		$17.51	$20.67
Total return (f)	5.66	%(g)	12.06%		5.27%	10.81	%(h)	(12.97)%	(7.40)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.73%		0.77%		0.77%	0.77	%(j)	0.70%	0.67%
Interest expense	—	%(k)	—		—	—		—	—
Expenses (i)	0.73%		0.77%		0.77%	0.77	%(j)	0.70%	0.67%
Net investment income (i)	1.94%		2.11%		1.73%	2.03	%(j)	2.50%	2.70	%(e)
Waiver/Reimbursement	0.01%		—		—	—		—	—
Portfolio turnover rate	59%		63%		158%	110	%(h)	98%	111%
Net assets, end of period (in thousands)	$226,694		$301,109		$483,746	$640,402		$668,290	$983,749

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.45		$12.45	$12.25	$12.50		$12.52
Income From Investment Operations:
Net investment income (c)	0.45		0.46	0.46	0.29		0.08
Net realized and unrealized gain (loss) on investments	(0.20)		0.03	0.34	(0.22)		0.07
Total from investment operations	0.25		0.49	0.80	0.07		0.15
Less Distributions Declared to Shareholders:
From net investment income	(0.46)		(0.45)	(0.46)	(0.31)		(0.08)
From net realized gains	—		(0.04)	(0.14)	(0.01)		(0.09)
Total Distributions Declared to Shareholders	(0.46)		(0.49)	(0.60)	(0.32)		(0.17)
Net Asset Value, End of Period	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	2.05	%(e)	4.05%	6.68%	0.56	%(f)	1.19	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	0.89%		0.89%	0.92%	1.16	%(h)	0.92	%(h)
Net investment income (g)	3.72%		3.71%	3.73%	3.52	%(h)	4.11	%(h)
Waiver/Reimbursement	—	%(i)	—	—	—		—
Portfolio turnover rate	2%		9%	11%	10	%(f)	21%
Net assets, end of period (in thousands)	$6,507		$4,300	$3,680	$2,138		$477

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.45		$12.45	$12.25	$12.50		$12.52
Income From Investment Operations:
Net investment income (c)	0.37		0.37	0.37	0.24		0.06
Net realized and unrealized gain (loss) on investments	(0.22)		0.03	0.34	(0.23)		0.08
Total from investment operations	0.15		0.40	0.71	0.01		0.14
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.36)	(0.37)	(0.25)		(0.07)
From net realized gains	—		(0.04)	(0.14)	(0.01)		(0.09)
Total Distributions Declared to Shareholders	(0.36)		(0.40)	(0.51)	(0.26)		(0.16)
Net Asset Value, End of Period	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	1.29	%(e)	3.26%	5.87%	0.05	%(f)	1.10	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.64%		1.64%	1.68%	1.86	%(h)	1.67	%(h)
Net investment income (g)	3.00%		2.96%	2.97%	2.83	%(h)	3.36	%(h)
Waiver/Reimbursement	—	%(i)	—	—	—		—
Portfolio turnover rate	2%		9%	11%	10	%(f)	21%
Net assets, end of period (in thousands)	$913		$1,226	$1,190	$999		$373

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,		Period Ended August 31,
Class C Shares	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.45	$12.45	$12.42
Income From Investment Operations:
Net investment income (b)	0.41	0.41	0.36
Net realized and unrealized gain (loss) on investments	(0.21)	0.03	0.18
Total from investment operations	0.20	0.44	0.54
Less Distributions Declared to Shareholders:
From net investment income	(0.41)	(0.40)	(0.37)
From net realized gains	—	(0.04)	(0.14)
Total Distributions Declared to Shareholders	(0.41)	(0.44)	(0.51)
Net Asset Value, End of Period	$12.24	$12.45	$12.45
Total return (c)(d)	1.64%	3.64%	4.41	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.29%	1.29%	1.30	%(g)
Net investment income (f)	3.33%	3.31%	3.28	%(g)
Waiver/Reimbursement (h)	0.35%	0.35%	0.35	%(g)
Portfolio turnover rate	2%	9%	11%
Net assets, end of period (in thousands)	$616	$601	$278

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amounts represent voluntary waivers of Transfer Agent fees and service and distribution fees.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,		Period Ended December 31,
Class D Shares	2006	2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.45	$12.45	$12.25	$12.50		$12.52
Income From Investment Operations:
Net investment income (c)	0.41	0.41	0.41	0.27		0.07
Net realized and unrealized gain (loss) on investments	(0.21)	0.03	0.34	(0.23)		0.07
Total from investment operations	0.20	0.44	0.75	0.04		0.14
Less Distributions Declared to Shareholders:
From net investment income	(0.41)	(0.40)	(0.41)	(0.28)		(0.07)
From net realized gains	—	(0.04)	(0.14)	(0.01)		(0.09)
Total Distributions Declared to Shareholders	(0.41)	(0.44)	(0.55)	(0.29)		(0.16)
Net Asset Value, End of Period	$12.24	$12.45	$12.45	$12.25		$12.50
Total return (d)(e)	1.64%	3.62%	6.25%	0.32	%(f)	1.14	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.29%	1.29%	1.33%	1.43	%(h)	1.32	%(h)
Net investment income (g)	3.34%	3.31%	3.34%	3.30	%(h)	3.71	%(h)
Waiver/Reimbursement (i)	0.35%	0.35%	0.35%	0.35	%(h)	0.35	%(h)
Portfolio turnover rate	2%	9%	11%	10	%(f)	21%
Net assets, end of period (in thousands)	$634	$764	$790	$700		$488

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waivers of Transfer Agent fees and service and distribution fees.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class Z Shares	2006		2005	2004	2003 (a)		2002 (b)	2001
Net Asset Value, Beginning of Period	$12.45		$12.45	$12.25	$12.50		$12.08	$12.13
Income From Investment Operations:
Net investment income	0.49	(c)	0.49 (c)	0.50 (c)	0.34	(c)	0.55 (c)	0.57	(d)
Net realized and unrealized gain (loss) on investments	(0.21)		0.03	0.34	(0.23)		0.54	(0.02	)(d)
Total from investment operations	0.28		0.52	0.84	0.11		1.09	0.55
Less Distributions Declared to Shareholders:
From net investment income	(0.49)		(0.48)	(0.50)	(0.35)		(0.55)	(0.57)
From net realized gains	—		(0.04)	(0.14)	(0.01)		(0.12)	(0.03)
Total Distributions Declared to Shareholders	(0.49)		(0.52)	(0.64)	(0.36)		(0.67)	(0.60)
Net Asset Value, End of Period	$12.24		$12.45	$12.45	$12.25		$12.50	$12.08
Total return (e)	2.31	%(f)	4.31%	6.97%	0.83	%(g)	9.24%	4.55%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	0.64%		0.64%	0.65%	0.68	%(i)	0.58%	0.57%
Net investment income (h)	3.99%		3.96%	4.03%	4.13	%(i)	4.45%	4.64	%(d)
Waiver/Reimbursement	—	%(j)	—	—	—		—	—
Portfolio turnover rate	2%		9%	11%	10	%(g)	21%	14%
Net assets, end of period (in thousands)	$380,653		$410,706	$434,509	$485,427		$508,865	$491,638

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.62		$8.69	$8.49	$8.37		$8.17
Income From Investment Operations:
Net investment income (c)	0.50		0.48	0.50	0.33		0.09
Net realized and unrealized gain (loss) on investments	(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	0.18		0.45	0.74	0.48		0.29
Less Distributions Declared to Shareholders:
From net investment income	(0.53)		(0.52)	(0.54)	(0.36)		(0.09)
Net Asset Value, End of Period	$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	2.16	%(e)	5.31%	8.90%	5.81	%(f)	3.50	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	0.97%		0.95%	1.01%	1.07	%(h)	1.15	%(h)
Net investment income (g)	5.97%		5.55%	5.74%	5.82	%(h)	6.46	%(h)
Waiver/Reimbursement	—	%(i)	—	—	—		—
Portfolio turnover rate	31%		40%	41%	38	%(f)	42%
Net assets, end of period (in thousands)	$170,575		$321,402	$335,841	$193,267		$33,992

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,				Period Ended August 31,		Period Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.62		$8.69	$8.49	$8.37		$8.17
Income From Investment Operations:
Net investment income (c)	0.44		0.42	0.43	0.28		0.07
Net realized and unrealized gain (loss) on investments	(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	0.12		0.39	0.67	0.43		0.27
Less Distributions Declared to Shareholders:
From net investment income	(0.47)		(0.46)	(0.47)	(0.31)		(0.07)
Net Asset Value, End of Period	$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	1.40	%(e)	4.53%	8.07%	5.20	%(f)	3.33	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.72%		1.70%	1.77%	1.94	%(h)	1.90	%(h)
Net investment income (g)	5.21%		4.80%	4.97%	4.93	%(h)	5.71	%(h)
Waiver/Reimbursement	—	%(i)	—	—	—		—
Portfolio turnover rate	31%		40%	41%	38	%(f)	42%
Net assets, end of period (in thousands)	$66,886		$89,101	$102,038	$89,950		$16,701

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,		Period Ended August 31,
Class C Shares	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$8.62	$8.69	$8.64
Income From Investment Operations:
Net investment income (b)	0.45	0.43	0.39
Net realized and unrealized gain (loss) on investments	(0.32)	(0.03)	0.09
Total from investment operations	0.13	0.40	0.48
Less Distributions Declared to Shareholders:
From net investment income	(0.48)	(0.47)	(0.43)
Net Asset Value, End of Period	$8.27	$8.62	$8.69
Total return (c)(d)	1.55%	4.69%	5.65	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.57%	1.55%	1.61	%(g)
Net investment income (f)	5.37%	4.95%	5.03	%(g)
Waiver/Reimbursement (h)	0.15%	0.15%	0.15	%(g)
Portfolio turnover rate	31%	40%	41%
Net assets, end of period (in thousands)	$11,653	$18,002	$20,126

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amounts represent voluntary waivers of Transfer Agent fees and service and distribution fees.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period as follows:

	Year Ended August 31,			Period Ended August 31,		Period Ended December 31,
Class D Shares	2006	2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.62	$8.69	$8.49	$8.37		$8.17
Income From Investment Operations:
Net investment income (c)	0.45	0.43	0.44	0.29		0.07
Net realized and unrealized gain (loss) on investments	(0.32)	(0.03)	0.24	0.15		0.20
Total from investment operations	0.13	0.40	0.68	0.44		0.27
Less Distributions Declared to Shareholders:
From net investment income	(0.48)	(0.47)	(0.48)	(0.32)		(0.07)
Net Asset Value, End of Period	$8.27	$8.62	$8.69	$8.49		$8.37
Total return (d)(e)	1.56%	4.69%	8.23%	5.35	%(f)	3.35	%(f)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.57%	1.55%	1.62%	1.73	%(h)	1.75	%(h)
Net investment income (g)	5.38%	4.95%	5.12%	5.12	%(h)	5.86	%(h)
Waiver/Reimbursement (i)	0.15%	0.15%	0.15%	0.15	%(h)	0.15	%(h)
Portfolio turnover rate	31%	40%	41%	38	%(f)	42%
Net assets, end of period (in thousands)	$36,349	$58,739	$86,854	$103,559		$18,035

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waivers of Transfer Agent fees and service and distribution fees.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a fund share outstanding throughout each period as follows:

					Period Ended
	Year Ended August 31,				August 31,		Year Ended December 31,
Class Z Shares	2006		2005	2004	2003 (a)		2002 (b)	2001
Net Asset Value, Beginning of Period	$8.62		$8.69	$8.49	$8.37		$8.87	$8.98
Income From Investment Operations:
Net investment income	0.52	(c)	0.50 (c)	0.52 (c)	0.35	(c)	0.57 (c)	0.67	(d)
Net realized and unrealized gain (loss) on investments	(0.32)		(0.03)	0.24	0.15		(0.48)	(0.09	)(d)
Total from investment operations	0.20		0.47	0.76	0.50		0.09	0.58
Less Distributions Declared to Shareholders:
From net investment income	(0.55)		(0.54)	(0.56)	(0.38)		(0.59)	(0.69)
Net Asset Value, End of Period	$8.27		$8.62	$8.69	$8.49		$8.37	$8.87
Total return (e)	2.42	%(f)	5.54%	9.16%	6.04	%(g)	1.17%	6.63%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	0.72%		0.70%	0.77%	0.82	%(i)	0.77%	0.85%
Net investment income (h)	6.20%		5.80%	5.97%	6.19	%(i)	6.84%	7.47	%(d)
Waiver/Reimbursement	—	%(j)	—	—	—		—	—
Portfolio turnover rate	31%		40%	41%	38	%(g)	42%	69%
Net assets, end of period (in thousands)	$801,811		$1,073,894	$1,186,454	$1,197,340		$702,785	$238,994

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds (August 31, 2006)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Strategic Investor Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

Effective October 7, 2005, Columbia International Stock Fund was re-domiciled into a new series of Columbia Fund Series Trust I. Prior to October 7, 2005, the Fund was organized as a separate corporation.

Effective March 27, 2006, each Fund, except for Columbia International Stock Fund, was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 27, 2006, each Fund was organized as a separate corporation. All Funds are diversified except for Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Intermediate Municipal Bond Fund which are non-diversified.

Investment Goals

Columbia International Stock Fund seeks long-term capital appreciation by investing in stocks issued by companies from at least three countries outside the United States. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Columbia Technology Fund seeks capital appreciation by investing in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing primarily in municipal securities issued by the state of Oregon. Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities.

Fund Shares

Each Fund may issue an unlimited number of shares. Each of the Funds, except Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Small Cap Growth Fund I, offer five classes of shares: Class A, Class B, Class C, Class D and Class Z. Columbia Small Cap Growth Fund I offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A, Class B and Class C of Columbia Small Cap Growth Fund I were initially offered on November 1, 2005. Columbia International Stock Fund offers six classes of shares: Class A, Class B, Class C, Class D, Class G and Class Z. Columbia Mid Cap Growth Fund offers eight classes of shares: Class A, Class B, Class C, Class D, Class G, Class R, Class T and Class Z. Class R shares of Columbia Mid Cap Growth Fund were initially offered on January 23, 2006. Each share class has its own expense structure.

Class A and Class T shares are subject to a front-end sales charge up to 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class D shares are closed to new investors. Class D shares are subject to a front-end sales charge of 1.00%

Columbia Funds (August 31, 2006)

(which is currently being waived) and a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Columbia Funds (August 31, 2006)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

Certain Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Options

Certain Funds may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Funds' exposure to the underlying instrument. Writing call options tends to decrease the Funds' exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Funds may also write call options on a security the Funds own. Writing call options tends to decrease a Fund's exposure to the underlying security. When a Fund writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying transaction to determine the realized gain or loss.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward

Columbia Funds (August 31, 2006)

currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received from REITs in excess of income are recorded as a reduction of the cost of the related investments and/or realized gain, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For all other Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Columbia Funds (August 31, 2006)

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Dividends and Distributions to Shareholders

Dividends from net investment income of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of Columbia

Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating loss reclassifications, distribution reclassifications, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia International Stock Fund	$(3,633,602)	$(13,945,395)	$17,578,997
Columbia Mid Cap Growth Fund	1,949,055	(1,949,055)	—
Columbia Small Cap Growth Fund I	1,994,289	(1,994,289)	—
Columbia Real Estate Equity Fund	10,108,136	(18,819,689)	8,711,553
Columbia Technology Fund	1,219,756	(211,785)	(1,007,971)
Columbia Strategic Investor Fund	(380,091)	(2,670,073)	3,050,164
Columbia Balanced Fund	455,598	(455,597)	(1)
Columbia Oregon Intermediate Municipal Bond Fund	(717)	718	(1)
Columbia Conservative High Yield Fund	7,040,983	(7,040,983)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Columbia Funds (August 31, 2006)

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

	Year Ended August 31, 2006
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$11,615,869	$13,994,627	$25,610,496
Columbia Mid Cap Growth Fund	—	—	11,213,733	11,213,733
Columbia Small Cap Growth Fund I	—	1,435,895	5,050,791	6,486,686
Columbia Real Estate Equity Fund	—	12,008,348	100,263,948	112,272,296
Columbia Technology Fund	—	3,110,203	2,370,245	5,480,448
Columbia Strategic Investor Fund	—	12,739,296	25,522,746	38,262,042
Columbia Balanced Fund	—	5,697,932	—	5,697,932
Columbia Oregon Intermediate Municipal Bond Fund	15,841,867	1,845	—	15,843,712
Columbia Conservative High Yield Fund	—	81,881,822	—	81,881,822
	Year Ended August 31, 2005
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$3,047,263	$—	$3,047,263
Columbia Real Estate Equity Fund	—	34,548,337	81,680,946	116,229,283
Columbia Strategic Investor Fund	—	1,232,551	5,190,447	6,422,998
Columbia Balanced Fund	—	9,084,173	—	9,084,173
Columbia Oregon Intermediate Municipal Bond Fund	16,838,804	226,449	952,497	18,017,750
Columbia Conservative High Yield Fund	—	103,244,359	—	103,244,359

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia International Stock Fund	$—	$18,677,297	$136,015,494	$228,779,809
Columbia Mid Cap Growth Fund	—	10,645,170	69,940,868	129,763,736
Columbia Small Cap Growth Fund I	—	7,201,528	20,927,918	27,172,951
Columbia Real Estate Equity Fund	—	—	89,020,033	351,797,115
Columbia Technology Fund	—	—	—	11,324,371
Columbia Strategic Investor Fund	—	4,411,498	52,731,463	62,652,628
Columbia Balanced Fund	—	1,037,763	—	15,221,821
Columbia Oregon Intermediate Municipal Bond Fund	295,691	—	—	15,874,039
Columbia Conservative High Yield Fund	—	3,291,526	—	(24,810,671)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Columbia Funds (August 31, 2006)

Unrealized appreciation and depreciation at August 31, 2006, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia International Stock Fund	$251,627,391	$(22,847,582)	$228,779,809
Columbia Mid Cap Growth Fund	153,992,513	(24,228,777)	129,763,736
Columbia Small Cap Growth Fund I	34,477,000	(7,304,049)	27,172,951
Columbia Real Estate Equity Fund	352,671,119	(874,004)	351,797,115
Columbia Technology Fund	15,712,887	(4,388,516)	11,324,371
Columbia Strategic Investor Fund	70,038,301	(7,385,673)	62,652,628
Columbia Balanced Fund	19,513,287	(4,291,466)	15,221,821
Columbia Oregon Intermediate Municipal Bond Fund	16,082,810	(208,771)	15,874,039
Columbia Conservative High Yield Fund	6,198,497	(31,009,168)	(24,810,671)

The following capital loss carryforwards, determined as of August 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2007	2008	2009	2010	2011	2013	2014	Total
Columbia International Stock Fund	$1,480,126	$2,799,308	$78,345,197	$20,382,060	$—	$—	$—	$103,006,691
Columbia Mid Cap Growth Fund	—	2,753,684	5,137,951	—	—	—	—	7,891,635
Columbia Balanced Fund	—	—	—	7,198,533	10,165,186	—	—	17,363,719
Columbia Oregon Intermediate Municipal Bond Fund	—	—	—	—	—	740,536	—	740,536
Columbia Conservative High Yield Fund	—	—	—	9,535,110	—	—	975,147	10,510,257

Of the capital loss carryforwards attributable to Columbia International Stock Fund, $2,960,252 ($1,480,126 expiring August 31, 2007 and $1,480,126 expiring August 31, 2008), $1,978,773 ($1,319,182 expiring August 31, 2008 and $659,591 expiring August 31, 2009) and $98,067,666 ($77,685,606 expiring August 31, 2009 and $20,382,060 expiring August 31, 2010) remain from Columbia International Stock Fund's merger with Liberty Newport International Equity Fund, Stein Roe International Fund and Columbia International Equity Fund, respectively. Total capital loss carryforwards acquired in the current year from the merger with Columbia Newport Tiger Fund were $22,164,746, all of which were utilized to offset current year gains. The availability of the remaining capital loss carryforwards may be limited in a given year.

Columbia Funds (August 31, 2006)

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $7,828,271 ($4,082,077 expiring August 31, 2008 and $3,746,194 expiring August 31, 2009) and $3,761,109 expiring August 31, 2009 remain from Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund and Stein Roe Capital Opportunities Fund, respectively.

The following capital loss carryforwards were utilized or lost during the year ended August 31, 2006:

Columbia International Stock Fund	$69,539,636
Columbia Mid Cap Growth Fund	14,643,185
Columbia Balanced Fund	12,710,508
Columbia Oregon Intermediate Municipal Bond Fund	10,921

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006, post-October currency losses and capital losses attributed to security transactions were deferred to September 1, 2006, as follows:

	Currency Losses	Capital Losses
Columbia Technology Fund	$59,529	$2,030,218
Columbia Oregon Intermediate Municipal Bond Fund	—	86,586
Columbia Conservative High Yield Fund	—	(19,928,076)

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and provides administrative and other services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Real Estate Equity Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Columbia Technology Fund	0.87%	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Strategic Investor Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Columbia Funds (August 31, 2006)

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the year ended August 31, 2006, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rates
Columbia International Stock Fund	0.83%
Columbia Mid Cap Growth Fund	0.79%
Columbia Small Cap Growth Fund I	0.87%
Columbia Real Estate Equity Fund	0.75%
Columbia Technology Fund	0.87%
Columbia Strategic Investor Fund	0.75%
Columbia Balanced Fund	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.56%

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) for a Fund shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from each Fund an annual financial accounting fee of $25,000, an annual financial reporting fee of $19,965 and a monthly financial accounting fee at the annual rate of 0.02% of the average daily net assets of each Fund. The combined financial accounting and financial reporting fee for a Fund in any year did not exceed $150,000.

The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended August 31, 2006, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rates
Columbia International Stock Fund	0.013%
Columbia Mid Cap Growth Fund	0.018%
Columbia Small Cap Growth Fund I	0.044%
Columbia Real Estate Equity Fund	0.022%
Columbia Technology Fund	0.058%
Columbia Strategic Investor Fund	0.030%
Columbia Balanced Fund	0.046%
Columbia Oregon Intermediate Municipal Bond Fund	0.037%
Columbia Conservative High Yield Fund	0.014%

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent

Columbia Funds (August 31, 2006)

is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $28.00 per open account for each Fund except Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, which paid $34.00 per open account. The Transfer Agent was also reimbursed for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the transfer agent fees for Columbia International Stock Fund. For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees for each of the Funds with the exception of Columbia Real Estate Equity Fund. For the year ended August 31, 2006, transfer agent fees waived and the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and net of fee waivers, as a percentage of the Funds' average daily net assets, were as follows:

	Transfer Agent Fees Waived	Effective Fee Rates
Columbia International Stock Fund	$1,027,481	0.02%
Columbia Mid Cap Growth Fund	115,186	0.08%
Columbia Small Cap Growth Fund I	2,454	0.15%
Columbia Real Estate Equity Fund	—	0.11%
Columbia Technology Fund	4,659	0.13%
Columbia Strategic Investor Fund	58,474	0.13%
Columbia Balanced Fund	15,815	0.11%
Columbia Oregon Intermediate Municipal Bond Fund	7,173	0.04%
Columbia Conservative High Yield Fund	21,371	0.08%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended August 31, 2006, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and net CDSC fees as follows:

	Front-End Sales Charge		Contingent Deferred Sales Charge (CDSC)
	Class A	Class T	Class A	Class B	Class C	Class D	Class G	Class T
Columbia International Stock Fund	$21,416	$—	$138	$48,701	$3,669	$104	$3,488	$—
Columbia Mid Cap Growth Fund	17,995	158	67	12,977	1,450	10	1,229	—
Columbia Small Cap Growth Fund I	5,361	—	100	3,371	100	—	—	—
Columbia Real Estate Equity Fund	15,313	—	46	48,618	1,742	278	—	—
Columbia Technology Fund	94,620	—	4,908	16,901	12,871	—	—	—

Columbia Funds (August 31, 2006)

	Front-End Sales Charge		Contingent Deferred Sales Charge (CDSC)
	Class A	Class T	Class A	Class B	Class C	Class D	Class G	Class T
Columbia Strategic Investor Fund	102,364	—	224	116,777	9,822	20	—	—
Columbia Balanced Fund	4,107	—	17	32,220	298	—	—	—
Columbia Oregon Intermediate Municipal Bond Fund	1,078	—	—	5,030	50	—	—	—
Columbia Conservative High Yield Fund	8,932	—	—	313,407	3,971	1,145	—	—

The Funds have adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A(a)	Class B	Class C	Class D	Class G	Class R
Columbia International Stock Fund	—	0.75%	0.75%	0.75%	0.65%(b)	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.75%	0.65%(b)	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—	—	—
Columbia Real Estate Equity Fund	0.10%	0.75%	0.75%	0.75%	—	—
Columbia Technology Fund	0.10%	0.75%	0.75%	0.75%	—	—
Columbia Strategic Investor Fund	—	0.75%	0.75%	0.75%	—	—
Columbia Balanced Fund	0.10%	0.75%	0.75%	0.75%	—	—
Columbia Oregon Intermediate Municipal Bond Fund	—	0.75%	0.75%	0.75%	—	—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	0.75%	—	—

	Service Fee
	Class A(a)	Class B	Class C	Class D	Class G
Columbia International Stock Fund	0.25%	0.25%	0.25%	0.25%	0.50%(b)
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.50%(b)
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%	—	—
Columbia Real Estate Equity Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Technology Fund	0.25%	0.25%	0.25%	0.25%	—

Columbia Funds (August 31, 2006)

	Service Fee
	Class A(a)	Class B	Class C	Class D	Class G
Columbia Strategic Investor Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Balanced Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%	0.25%	—
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%	0.25%	—

(a)  The Fund's Board of Trustees currently limits payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.

(b)  The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that the combined fee does not exceed 0.95% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that combined these fees do not exceed the annual rates on the average daily net assets of Class C and Class D shares of each Fund as follows:

Columbia Oregon Intermediate Municipal Bond Fund	0.65%
Columbia Conservative High Yield Fund	0.85%

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fee

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The annual service fee may equal up to 0.50% of the Fund's average daily net assets attributable to Class T shares, but will not exceed the Fund's net investment income attributable to Class T shares. Columbia Mid Cap Growth Fund does not intend to pay more than 0.30% for annual Class T shareholder services fees.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to waive fees and reimburse Columbia Technology Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the annual rate of 1.65% of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Columbia Funds (August 31, 2006)

Other

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the year ended August 31, 2006, the Funds paid fees to Columbia for such services as follows:

Columbia International Stock Fund	$3,048
Columbia Mid Cap Growth Fund	2,805
Columbia Small Cap Growth Fund I	2,338
Columbia Real Estate Equity Fund	2,755
Columbia Technology Fund	2,242
Columbia Strategic Investor Fund	2,559
Columbia Balanced Fund	2,403
Columbia Oregon Intermediate Municipal Bond Fund	2,479
Columbia Conservative High Yield Fund	3,232

Note 5. Portfolio Information

For the year ended August 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$1,253,123,013	$1,307,209,407
Columbia Mid Cap Growth Fund	—	—	578,897,909	665,981,216
Columbia Small Cap Growth Fund I	—	—	220,016,722	261,973,057
Columbia Real Estate Equity Fund	—	—	69,921,418	349,434,561
Columbia Technology Fund	—	—	572,966,209	461,931,447
Columbia Strategic Investor Fund	—	—	349,935,223	331,585,690
Columbia Balanced Fund	42,152,135	49,116,007	115,484,046	180,908,931
Columbia Oregon Intermediate Municipal Bond Fund	—	—	8,836,536	29,416,419
Columbia Conservative High Yield Fund	—	—	378,225,586	766,931,330

Columbia Funds (August 31, 2006)

For the year ended August 31, 2006, Columbia Technology Fund had transactions in written options as follows:

	Number of Contracts	Premium Received
Options Outstanding at August 31, 2005	40	$3,680
Options Closed	(40)	(3,680)
Options Outstanding at August 31, 2006	—	$—

Note 6. Redemption Fees

Columbia International Stock Fund imposes a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended August 31, 2006, the redemption fees for the Class A, Class B, Class C, Class D, Class G and Class Z shares of Columbia International Stock Fund amounted to $5,281, $1,055, $510, $19, $76 and $24,194, respectively.

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the year ended August 31, 2006, the average daily loan balance outstanding on days where borrowings existed for Columbia International Stock Fund was $4,852,941 at a weighted average interest rate of 4.83%.

For the year ended August 31, 2006, the average daily loan balance outstanding on days where borrowings existed for Columbia Small Cap Growth Fund I was $1,000,000 at a weighted average interest rate of 4.75%.

For the year ended August 31, 2006, the average daily loan balance outstanding on days where borrowings existed for the Columbia Real Estate Equity Fund was $3,000,000 at a weighted average interest rate of 5.0%.

For the year ended August 31, 2006, the average daily loan balance outstanding on days where borrowings existed for Columbia Technology Fund was $1,000,000 at a weighted average interest rate of 5.50%.

For the year ended August 31, 2006, the average daily loan balance outstanding on days where borrowings existed for Columbia Balanced Fund was $1,000,000 at a weighted average interest rate of 5.28%.

Note 8. Shares of Beneficial Interest

As of August 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia International Stock Fund	63.5%
Columbia Mid Cap Growth Fund	25.8
Columbia Small Cap Growth Fund I	8.6
Columbia Real Estate Equity Fund	24.3
Columbia Conservative High Yield Fund	46.4

In addition, as of August 31, 2006, several of the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the

Columbia Funds (August 31, 2006)

Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	1	10.8%
Columbia Small Cap
Growth Fund I	1	19.9
Columbia Real Estate Equity Fund	1	24.0
Columbia Technology
Fund	2	31.4
Columbia Strategic Investor Fund	1	12.6
Columbia Balanced
Fund	1	11.3
Columbia Oregon Intermediate Municipal Bond Fund	1	8.0
Columbia Conservative
High Yield Fund	1	15.0

Note 9. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. The insurers are rated Aaa by Moody's Investors Services, Inc.

At August 31, 2006, private insurers who insured greater than 5% of the total investments of the Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Investments
Financial Guaranty Insurance Co.	14.0%
Financial Security Assurance, Inc.	10.7
MBIA Insurance Corp.	12.5
Ambac Assurance Corp.	7.1

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Columbia Oregon Intermediate Municipal Bond Fund has greater than 5% of its total investments on August 31, 2006 invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Columbia Funds (August 31, 2006)

Issuer Focus

As non-diversified funds, Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Intermediate Municipal Bond Fund may invest a greater percentage of their total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the

Columbia Funds (August 31, 2006)

defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended August 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

Columbia International Stock Fund	$13,043
Columbia Mid Cap Growth Fund	8,625
Columbia Small Cap Growth Fund I	2,060
Columbia Real Estate Equity Fund	7,179
Columbia Technology Fund	1,114
Columbia Strategic Investor Fund	4,861
Columbia Balanced Fund	2,815
Columbia Oregon Intermediate Municipal Bond Fund	3,967
Columbia Conservative High Yield Fund	13,244

Note 10. Business Combinations & Mergers

On October 7, 2005, Columbia Newport Tiger Fund, a series of a separate Massachusetts business trust, merged into Columbia International Stock Fund. Columbia International Stock Fund received a tax-free transfer of assets from Columbia Newport Tiger Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
17,616,768	$280,994,524	$21,800,458
Net Assets of Columbia International Stock Fund Prior to Combination	Net Assets of Columbia Newport Tiger Fund Immediately Prior to Combination	Net Assets of Columbia International Stock Fund Immediately After Combination
$1,061,242,112	$280,994,524	$1,342,236,636

1  Unrealized appreciation is included in the Net Assets Received.

Columbia Funds (August 31, 2006)

Note 11. Subsequent Events

On September 15, 2006, Columbia Marsico Mid Cap Growth Fund merged into Columbia Mid Cap Growth Fund.

On September 22, 2006, Columbia Young Investor Fund merged into Columbia Strategic Investor Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Strategic Investor Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at August 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston,Massachusetts
October 26, 2006

Unaudited Information

Federal Income Tax Information

Columbia International Stock Fund

Foreign taxes paid during the fiscal year ended August 31, 2006, amounting to $5,286,872 ($0.07 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006.

For the fiscal year ended August 31, 2006, the Fund designates long-term capital gains of $136,133,883.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2005 to August 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

Columbia Mid Cap Growth Fund

For the fiscal year ended August 31, 2006, the Fund designates long-term capital gains of $71,588,108.

Columbia Small Cap Growth Fund I

For the fiscal year ended August 31, 2006, the Fund designates long-term capital gains of $23,469,681.

For non-corporate shareholders 3.30% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2005 to August 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

3.26% of the ordinary income distributed by the Fund, for the year ended August 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Technology Fund

For the fiscal year ended August 31, 2006, the Fund designates long-term capital gains of $341,588.

Columbia Strategic Investor Fund

For the fiscal year ended August 31, 2006, the Fund designates long-term capital gains of $60,240,198.

For non-corporate shareholders 66.46% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2005 to August 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

55.39% of the ordinary income distributed by the Fund, for the year ended August 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Balanced Fund

For non-corporate shareholders 31.82% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2005 to August 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

30.77% of the ordinary income distributed by the Fund, for the year ended August 31, 2006, qualifies for the corporate dividends received deduction.

Columbia Oregon Municipal Bond Fund

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance
Trustees – Columbia Funds

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83(2), None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

Fund Governance (continued)
Trustees – Columbia Funds

Disinterested Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83(2), None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Fund Governance (continued)
Trustees/Officers – Columbia Funds

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Fund Governance (continued)
Officers – Columbia Funds

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Mary Joan Hoene (Born 1949)

100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Columbia Funds – Columbia Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

Columbia Funds – Columbia Funds

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

This page intentionally left blank.

Important Information About This Report

Columbia Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of the Columbia Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of each fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Columbia Funds

Annual Report – August 31, 2006

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42-113670 (0806) 06/30921

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant, which were re-domiciled during the period, and whose reports to stockholders are included in this annual filing. Fee information for fiscal year ended August 31, 2006 also includes fees for two series that were merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$356,000	$322,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$63,300	$69,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports and fund mergers.

During the fiscal years ended August 31, 2006 and August 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$85,900	$36,800

Tax Fees consist primarily of the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2006 also includes tax fees of approximately $40,000 for agreed-upon procedures related to fund mergers and the review of final tax returns and foreign tax assistance.

During the fiscal years ended August 31, 2006 and August 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$2,500	$6,200

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2006 and 2005, all other fees include agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$359,600	$95,500

In both fiscal years 2006 and 2005, All Other Fees include an internal control review of the registrant’s transfer agent. Fiscal year 2006 All Other Fees also includes an internal control examination of the registrant’s investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2006 and August 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2006 and August 31, 2005 are approximately as follows:

2006	2005
$511,300	$208,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 27, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	October 27, 2006